UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-03752

AMG FUNDS III

(Exact name of registrant as specified in charter)

One Stamford Plaza, 263 Tresser Boulevard, Suite 949,

Stamford, Connecticut 06901

(Address of principal executive offices) (Zip code)

AMG Funds LLC

One Stamford Plaza, 263 Tresser Boulevard, Suite 949,

Stamford, Connecticut 06901

(Name and address of agent for service)

Registrant’s telephone number, including area code: (203) 299-3500

Date of fiscal year end: DECEMBER 31

Date of reporting period: JANUARY 1, 2020 – DECEMBER 31, 2020

(Annual Shareholder Report)

Item 1.	Reports to Shareholders

ANNUAL REPORT

AMG Funds

December 31, 2020

AMG Managers Loomis Sayles Bond Fund
Class N: MGFIX	Class I: MGBIX

AMG Managers Special Equity Fund
Class N: MGSEX	Class I: MSEIX

amgfunds.com	123120	AR078

AMG Funds Annual Report — December 31, 2020

TABLE OF CONTENTS	PAGE
LETTER TO SHAREHOLDERS	2

ABOUT YOUR FUND’S EXPENSES	3

PORTFOLIO MANAGER’S COMMENTS, FUND SNAPSHOTS AND SCHEDULES OF PORTFOLIO INVESTMENTS

AMG Managers Loomis Sayles Bond Fund	4

AMG Managers Special Equity Fund	15

FINANCIAL STATEMENTS

Statement of Assets and Liabilities	28

Balance sheets, net asset value (NAV) per share computations and cumulative distributable earnings (loss)

Statement of Operations	30

Detail of sources of income, expenses, and realized and unrealized gains (losses) during the fiscal year

Statements of Changes in Net Assets	31

Detail of changes in assets for the past two fiscal years

Financial Highlights	32

Historical net asset values per share, distributions, total returns, income and expense ratios, turnover ratios and net assets

Notes to Financial Statements	36

Accounting and distribution policies, details of agreements and transactions with Fund management and affiliates, and descriptions of certain investment risks

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	43

OTHER INFORMATION	44

TRUSTEES AND OFFICERS	45

Nothing contained herein is to be considered an offer, sale or solicitation of an offer to buy shares of any series of the AMG Funds Family of Funds. Such offering is made only by prospectus, which includes details as to offering price and other material information.

Letter to Shareholders

Dear Shareholder:

The fiscal year ending December 31, 2020, was a volatile period for financial markets that featured a dramatic selloff and extraordinary rebound amid the unprecedented global effort to stop the COVID-19 pandemic. Early in the year, equities achieved new record highs against the backdrop of a healthy economy and strong investor sentiment. However, a broad-based selloff occurred amid a global flight to quality as investors assessed the scope of the unfolding COVID-19 pandemic, a deteriorating economy, and skyrocketing unemployment. An oil price war initiated between Saudi Arabia and Russia only made matters worse. From its peak in mid-February 2020, the S&P 500® Index declined (33.79)% over the span of a few weeks, halting the eleven-year equity bull market. In response to the crisis, global central banks and governments were quick to flood the market with massive fiscal and monetary stimulus which helped to stabilize the market and led to an impressive recovery in risk assets, albeit a very uneven one. So despite the volatility, the S&P 500® Index still achieved an 18.40% return for 2020 while effective COVID-19 vaccines and further government stimulus bolstered investor optimism for a brighter future in 2021.

During the year there was very wide dispersion in performance across sectors, with information technology and consumer discretionary sectors leading the market with returns of 43.88% and 33.30%, respectively. On the other hand, companies in the energy sector fell (33.69)%, and financials and real estate also produced slightly negative returns. Growth stocks significantly outperformed value stocks for the period with returns of 38.49% and 2.80% for the Russell 1000® Growth and Russell 1000® Value Indexes, respectively. Small cap stocks endured a wild ride in 2020 as the Russell 2000® Index experienced both its best quarter (fourth quarter 2020) and worst quarter (first quarter 2020) on record. For the year as a whole, small cap returns were relatively in line with the broader market as the Russell 2000® Index gained 19.96% in 2020. Outside the U.S., emerging markets outperformed developed markets with an 18.31% return for the MSCI Emerging Markets Index compared to a 7.82% return for the MSCI EAFE Index.

Interest rates fell dramatically and led to strong returns for bond investors as the U.S. Federal Reserve (the Fed) slashed short-term rates in response to the slowing economy. The 10-year Treasury yield ended the year near a historic low yield of 0.93%. The Bloomberg Barclays U.S. Aggregate Bond Index, a broad measure of U.S. bond market performance, returned 7.51% over the period. Investment grade corporate bonds rebounded from the selloff early in the year and returned 9.89% in 2020. Riskier high yield bonds lagged the investment grade market with a 7.11% return as measured by the return of the Bloomberg Barclays U.S. Corporate High Yield Bond Index.

AMG Funds appreciates the privilege of providing investment tools to you and your clients. Our foremost goal is to provide investment solutions that help our shareholders successfully reach their long-term investment goals. AMG Funds provides access to a distinctive array of actively managed return-oriented investment strategies. We thank you for your continued confidence and investment in AMG Funds. You can rest assured that under all market conditions our team is focused on delivering excellent investment management services for your benefit.

Respectfully,

Keitha Kinne

President

AMG Funds

Average Annual Total Returns		Periods ended December 31, 2020*

Stocks:		1 Year	3 Years	5 Years

Large Cap	(S&P 500® Index)	18.40%	14.18%	15.22%

Small Cap	(Russell 2000® Index)	19.96%	10.25%	13.26%

International	(MSCI All Country World Index ex USA)	10.65%	4.88%	8.93%
Bonds:

Investment Grade	(Bloomberg Barclays U.S. Aggregate Bond Index)	7.51%	5.34%	4.44%

High Yield	(Bloomberg Barclays U.S. Corporate High Yield Bond Index)	7.11%	6.24%	8.59%

Tax-exempt	(Bloomberg Barclays Municipal Bond Index)	5.21%	4.64%	3.91%

Treasury Bills	(ICE BofAML U.S. 6-Month Treasury Bill Index)	1.05%	1.84%	1.43%

*Source: FactSet. Past performance is no guarantee of future results.

2

About Your Fund’s Expenses

As a shareholder of a Fund, you may incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on $1,000 invested at the beginning of the period and held for the entire period as indicated below.

ACTUAL EXPENSES

The first line of the following table provides information about the actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

Six Months Ended December 31, 2020	Expense Ratio for the Period	Beginning Account Value 07/01/20	Ending Account Value 12/31/20	Expenses Paid During the Period*
AMG Managers Loomis Sayles Bond Fund
Based on Actual Fund Return
Class N	0.71%	$1,000	$1,067	$3.69
Class I	0.50%	$1,000	$1,068	$2.60
Based on Hypothetical 5% Annual Return
Class N	0.71%	$1,000	$1,022	$3.61
Class I	0.50%	$1,000	$1,023	$2.54
AMG Managers Special Equity Fund
Based on Actual Fund Return
Class N	1.36%	$1,000	$1,366	$8.09
Class I	1.11%	$1,000	$1,368	$6.61
Based on Hypothetical 5% Annual Return
Class N	1.36%	$1,000	$1,018	$6.90
Class I	1.11%	$1,000	$1,020	$5.63

*

Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184), then divided by 366.

3

AMG Managers Loomis Sayles Bond Fund Portfolio Manager’s Comments (unaudited)

THE YEAR IN REVIEW

AMG Managers Loomis Sayles Bond Fund’s Class N (the “Fund”) shares returned 7.34% for the year ended December 31, 2020, underperforming the Bloomberg Barclays U.S. Government/Credit Bond Index, which returned 8.93%.

The underperformance can be partially attributed to our shorter-than-benchmark duration as yields fell throughout the year. The underweight allocation to U.S. Treasuries dampened performance during the year. U.S. Treasuries were a safe haven during the first half of the year once COVID-19 struck the U.S. and economic lockdowns followed. Investors flocked to safety as the U.S. Federal Reserve (the “Fed”) began implementing a stimulus package and quantitative easing (“QE”). We still see U.S. Treasuries as somewhat overvalued as the Fed continues with QE into 2021. We remain underweight in U.S. Treasuries and look for richer returns in other market segments. The treasury impact was the largest detractor during the year.

Our exposure to securitized markets, specifically asset-backed securities, detracted from performance for the year. Similarly, our allocation to equity detracted from performance. AT&T was the largest detractor from performance in this sector.

On an absolute and excess basis, high yield credit positively contributed to performance. Security selection was the major driver in this sector. The sector benefited from the change in investor risk sentiment as positive vaccine news and economic recovery seemed within reach.

Despite the sharp downturn in March, investment grade credit generated positive return for the Fund and was the top performing segment for the year. Throughout the period, basic industry, consumer cyclical, and insurance names moderately increased excess return. Investors began to return to high quality corporates during the second half of the year rather than flocking to U.S. Treasuries as before in search of higher yields. We will continue to be selective and opportunistic as we add credit to the portfolio during 2021.

LOOKING FORWARD

Looking ahead to the upcoming year, there are a number of structural economic factors in place that pose risks to our market outlook, including the ongoing impact of the pandemic, further delay in reaching a fiscal package, and any resurgence of trade tensions between the U.S. and China. That said, we are optimistic that economic conditions could continue to show improvement over the next year. This view is reflected in current market prices and appears to be shared by the consensus.

While the recent rise in coronavirus cases has led to renewed containment measures across the U.S., the arrival of a vaccine has been priced into markets along with expectations for a fiscal package to arrive in the first quarter of the year. These measures help give us some confidence that the economic recovery could continue to show steady, if uneven, progress. Gross Domestic Product (GDP) growth rebounded from the steep declines earlier this year, and we expect this trend to continue into next year.

We anticipate limited changes in monetary policy, with the Fed likely maintaining its zero interest rate policy until at least 2023. The Fed has also indicated that full employment and longer-term inflation averages are additional factors in considering any future rate hikes. This accommodative stance should continue to boost investor confidence and demand for yield in a low global rate environment. In addition, we believe the overall health of the consumer, a strong housing market, and expected inventory rebuilding provide support to our outlook.

The markets have been progressing through the credit cycle,[1] and we believe there are increasing signs of a shift toward recovery with corporate profits rebounding, easing monetary policy, balance sheet improvement, and potential for large-scale vaccine distribution.

We have been maintaining a balance of liquidity, diversification, and risk exposure in the Fund. Within our credit allocation, we continue to focus on areas where we still see value based on our fundamental research. We are specifically focused on some of the sectors that were hardest hit by the pandemic, including the transportation, recreation, and hospitality industries. These areas of the economy include credits that have been cheap for their rating, have been able to access the capital markets for liquidity, and are likely in a good position to benefit from the recovery.

Despite the higher valuations, we believe there are still selective opportunities in both the investment grade and high yield corporate sectors. Spreads have compressed but can potentially tighten further on improving fundamentals. We are selectively adding corporate credit, particularly in areas of the market that have lagged the recovery.

Our emerging market allocation largely represents U.S. dollar-pay exposure to high quality securities with strong balance sheets and currently attractive real yields. We are holding modest foreign currency but continue to evaluate opportunities in markets outside the U.S. as we look for clarity on the outlook for global growth.

Market conditions in the past year have highlighted the notion that investors tend to overreact. The speed and severity of the recession and subsequent sharp rebound were unexpected, but also presented some favorable investment opportunities. These developments have served to reinforce our investment philosophy that markets are highly inefficient in the short term. We believe we were able to capitalize on these developments in 2020 and that the Fund is well positioned to benefit from the expected economic growth and recovery in the new year.

1A credit cycle is a cyclical pattern that follows credit availability and corporate health.

This commentary reflects the viewpoints of the portfolio manager, Loomis, Sayles & Company, L.P. as of December 31, 2020, and is not intended as a forecast or guarantee of future results.

4

AMG Managers Loomis Sayles Bond Fund Portfolio Manager’s Comments (continued)

CUMULATIVE TOTAL RETURN PERFORMANCE

AMG Managers Loomis Sayles Bond Fund’s cumulative total return is based on the daily change in net asset value (NAV), and assumes that all dividends and distributions were reinvested. The graph compares a hypothetical $10,000 investment made in the AMG Managers Loomis Sayles Bond Fund’s Class N shares on December 31, 2010, to a $10,000 investment made in the Bloomberg Barclays U.S. Government/Credit Bond Index for the same time period. The graph and table do not reflect the deduction of taxes that a shareholder would pay on a Fund distribution or redemption of shares. The listed returns for the Fund are net expenses and the returns for the index exclude expenses. Total returns would have been lower had certain expenses not been reduced.

The table below shows the average annual total returns for the AMG Managers Loomis Sayles Bond Fund and the Bloomberg Barclays U.S. Government/Credit Bond Index for the same time periods ended December 31, 2020.

Average Annual Total Returns[1]	One Year	Five Years	Ten Years	Since Inception	Inception Date
AMG Managers Loomis Sayles Bond Fund[2,3,4,5,6,7,8,9,10]

Class N	7.34%	5.63%	5.04%	7.97%	06/01/84

Class I	7.57%	5.78%	—	4.12%	04/01/13
Bloomberg Barclays U.S. Government/Credit Bond Index[11]	8.93%	4.98%	4.19%	7.24%	06/01/84†

The performance data shown represents past performance. Past performance is not a guarantee of future results. Current performance may be lower or higher than the performance data quoted. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

Investors should carefully consider the Fund’s investment objectives, risks, charges and expenses before investing. For performance information through the most recent month end, current net asset values per share for the Fund and other information, please call 800.548.4539 or visit our website at amgfunds.com for a free prospectus. Read it carefully before investing or sending money.

Distributed by AMG Distributors, Inc., member FINRA/SIPC.

†	Date reflects inception date of the Fund, not the index.

[1]

Total return equals income yield plus share price change and assumes reinvestment of all dividends and capital gain distributions. Returns are net of fees and may reflect offsets of Fund expenses as described in the prospectus. No adjustment has been made for taxes payable by shareholders on their reinvested dividends and capital gain distributions. Returns for periods greater than one year are annualized. The listed returns on the Fund are net of expenses and based on the published NAV as of December 31, 2020. All returns are in U.S. dollars($).

[2]  From time to time, the Fund’s advisor has waived fees and/or absorbed Fund expenses, which has resulted in higher returns.

[3]  The Fund is subject to the risks associated with investments in debt securities, such as default risk and fluctuations in the perception of the debtor’s ability to pay its creditors. Changing interest rates may adversely affect the value of an investment. An increase in interest rates typically causes the value of bonds and other fixed income securities to fall.

[4]  To the extent that the Fund invests in asset-backed or mortgage-backed securities, its exposure to prepayment and extension risks may be greater than investments in other fixed income securities.

[5]  The Fund may invest in derivatives such as options and futures; the complexity and rapidly changing structure of derivatives markets may increase the possibility of market losses.

[6]  High-yield bonds (also known as “junk bonds”) may be subject to greater levels of interest rate, credit, and liquidity risk than investments in higher rated securities. These securities are considered predominantly speculative with respect to the issuer’s continuing ability to make principal and interest payments. The issuers of the Fund’s holdings may be involved in bankruptcy proceedings, reorganizations, or financial restructurings, and are not as strong financially as higher-rated issuers.

[7]  Market prices of investments held by the Fund may fall rapidly or unpredictably due to a variety of economic or political factors, market conditions, disasters or public health issues, or in response to events that affect particular industries or companies.

[8]  Investments in international securities are subject to certain risks of overseas investing including currency fluctuations and changes in political and economic conditions, which could result in significant market fluctuations. These risks are magnified in emerging markets.

[9] The Fund is subject to currency risk resulting from fluctuations in exchange rates that may affect the total loss or gain on a non-U.S. Dollar investment when converted back to U.S. Dollars.

[10] The Fund is subject to the risks associated with investments in emerging markets, such as erratic earnings patterns, economic and political instability, changing exchange controls, limitations on repatriation of foreign capital and changes in local governmental attitudes toward private investment, possibly leading to nationalization or confiscation of investor assets.

5

AMG Managers Loomis Sayles Bond Fund
Portfolio Manager’s Comments (continued)

[11] The Bloomberg Barclays U.S. Government/Credit Bond Index is an index of investment grade government and corporate bonds with a maturity date of more than one year. Unlike the Fund, the Bloomberg Barclays U.S. Government/Credit Bond Index is unmanaged, is not available for investment and does not incur expenses.

Bloomberg Index Services Limited. BLOOMBERG® is a trademark and service mark of Bloomberg Finance

L.P. and its affiliates (collectively “Bloomberg”). BARCLAYS® is a trademark and service mark of Barclays Bank PLC (collectively with its affiliates, “Barclays”), used under license. Bloomberg or Bloomberg’s licensors, including Barclays, own all proprietary rights in the Bloomberg Barclays Indices. Neither Bloomberg nor Barclays approves or endorses this material, or guarantees the accuracy or completeness of any information herein, or makes any warranty, express or implied, as to the results to be obtained therefrom and, to the maximum extent allowed by law, neither shall have any liability or responsibility for injury or damages arising in connection therewith.

Not FDIC insured, nor bank guaranteed. May lose value.

6

AMG Managers Loomis Sayles Bond Fund Fund Snapshots (unaudited) December 31, 2010

PORTFOLIO BREAKDOWN

Category	% of Net Assets

Corporate Bonds and Notes	68.1

U.S. Government and Agency Obligations	13.4

Foreign Government Obligations	4.1

Common Stocks	2.3

Municipal Bonds	1.2

Preferred Stocks	1.2

Asset-Backed Securities	0.9

Mortgage-Backed Securities	0.0[1]

Short-Term Investments	9.3

Other Assets Less Liabilities	(0.5)

1 Less than 0.05%

Rating	% of Market Value[1]

U.S. Government and Agency Obligations	21.1

Aaa/AAA	0.6

Aa/AA	1.5

A	24.3

Baa/BBB	40.0

Ba/BB	10.4

B	2.1

1 Includes market value of long-term fixed-income securities only.

TOP TEN HOLDINGS

Security Name	% of Net Assets

U.S. Treasury Bonds, 1.250%, 05/15/50	6.7

U.S. Treasury Bills, 0.103%, 04/29/21	4.5

U.S. Treasury Notes, 1.500%, 11/30/21	4.1

Verizon Communications, Inc., 1.680%, 10/30/30	2.8

Ford Motor Credit Co. LLC, 4.389%, 01/08/26	2.7

U.S. Treasury Bonds, 3.000%, 08/15/48	2.5

Mexican Bonos, Series M 20, 10.000%, 12/05/24 (Mexico)	2.5

Lloyds Banking Group PLC, 4.582%, 12/10/25 (United Kingdom)	2.2

Banco Santander, S.A., 5.179%, 11/19/25 (Spain)	1.8

U.S. Treasury Bills, 0.088%, 1/28/21	1.8

Top Ten as a Group	31.6

Credit quality ratings shown above reflect the highest rating assigned by either Standard & Poor’s (“S&P”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by any of the rating agencies. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

Because a fund’s strategy may result in multiple investments in particular sectors of the economy, its performance may depend on the performance of those sectors and may fluctuate more widely than investments diversified across more sectors. For additional information on these and other risk considerations, please see the Fund’s prospectus.

Any sectors, industries, or securities discussed should not be perceived as investment recommendations. Mention of a specific security should not be considered a recommendation to buy or solicitation to sell that security. Specific securities mentioned in this report may have been sold from the Fund’s portfolio of investments by the time you receive this report.

7

AMG Managers Loomis Sayles Bond Fund
Schedule of Portfolio Investments
December 31, 2020

	Principal Amount†	Value

Corporate Bonds and Notes - 68.1%

Financials - 26.7%

Ally Financial, Inc.
8.000%, 11/01/31	1,267,000	$1,859,791

Alta Wind Holdings LLC
7.000%, 06/30/35[1]	4,072,845	4,786,309

American International Group, Inc.
4.875%, 06/01/22	560,000	594,139

Banco Santander Mexico, S.A., Institucion de Banca Multiple, Grupo Financiero Santander Mexico (Mexico)
5.375%, 04/17/25[1]	1,995,000	2,291,976

Banco Santander, S.A. (Spain)
5.179%, 11/19/25	17,200,000	20,168,608

Bank of America Corp.
(3.419% to 12/20/27 then 3 month LIBOR + 1.040%)
3.419%, 12/20/28[2,3]	12,410,000	14,017,642

Brighthouse Financial Inc.
4.700%, 06/22/47	890,000	929,379

Cooperatieve Centrale
Raiffeisen-Boerenleenbank (Netherlands)
3.875%, 02/08/22	9,090,000	9,451,942
3.950%, 11/09/22	2,190,000	2,324,994

Equifax, Inc.
7.000%, 07/01/37	4,421,000	6,078,624

GE Capital Funding LLC
4.550%, 05/15/32	9,290,000	11,149,097

The Goldman Sachs Group, Inc.
6.750%, 10/01/37	9,880,000	15,117,991

iStar, Inc.
3.125%, 09/15/22	2,055,000	2,417,979

Jefferies Group LLC
5.125%, 01/20/23	8,800,000	9,613,425

JPMorgan Chase & Co.
4.125%, 12/15/26	11,005,000	12,865,549

Lloyds Banking Group PLC (United Kingdom)
4.582%, 12/10/25	20,972,000	23,986,346

Marsh & McLennan Cos., Inc.
5.875%, 08/01/33	8,295,000	11,930,617

MBIA Insurance Corp.
11.497%, 01/15/33[1]	525,000	183,750

Morgan Stanley
3.950%, 04/23/27	17,265,000	19,960,912
GMTN, 4.350%, 09/08/26	5,000,000	5,894,941
MTN, 6.250%, 08/09/26	11,000,000	14,034,910

National Life Insurance Co.
10.500%, 09/15/39[1]	5,000,000	7,978,908

Nationwide Mutual Insurance Co.
4.350%, 04/30/50[1]	12,840,000	15,083,432

	Principal Amount†		Value

Navient Corp.
5.000%, 03/15/27	155,000		$156,356
5.500%, 01/25/23	14,070,000		14,703,150
5.625%, 08/01/33	1,160,000		1,113,600
5.875%, 10/25/24	895,000		950,938
6.125%, 03/25/24	45,000		48,038
6.750%, 06/15/26	1,105,000		1,200,306

Old Republic International Corp.
4.875%, 10/01/24	4,915,000		5,603,706

OneMain Finance Corp.
8.250%, 10/01/23	8,015,000		9,197,212

Owl Rock Capital Corp.
4.250%, 01/15/26	9,340,000		9,838,089

Prudential Financial, Inc.
3.700%, 03/13/51	1,685,000		2,044,479

Quicken Loans LLC
5.250%, 01/15/28	2,080,000		2,220,400

Societe Generale, S.A. (France)
4.750%, 11/24/25[1]	7,535,000		8,542,692
5.200%, 04/15/21[1]	7,000,000		7,095,832

Weyerhaeuser Co.
6.875%, 12/15/33	12,890,000		18,487,530

Total Financials			293,923,589

Industrials - 38.6%

America Movil SAB de CV (Mexico)
6.450%, 12/05/22	169,300,000	MXN	8,654,085

American Airlines 2016-3 Class B Pass
Through Trust
3.750%, 10/15/25	5,919,212		4,446,328

American Airlines 2017-1B Class B Pass
Through Trust
Series B
4.950%, 02/15/25	2,824,308		2,387,982

American Airlines 2017-2 Class B Pass
Through Trust
Series B
3.700%, 10/15/25	2,163,244		1,828,826

ArcelorMittal, S.A. (Luxembourg)
7.000%, 03/01/41[4]	11,065,000		15,248,440
7.250%, 10/15/39[4]	6,604,000		9,266,204

AT&T, Inc.
3.400%, 05/15/25[5]	13,530,000		15,037,935
4.300%, 02/15/30	14,685,000		17,541,782

The Boeing Co.
3.100%, 05/01/26	90,000		96,372
3.250%, 02/01/35	70,000		71,785
3.550%, 03/01/38	460,000		469,288
3.625%, 03/01/48	15,000		15,124
3.750%, 02/01/50	255,000		268,155
3.850%, 11/01/48	410,000		422,899
3.950%, 08/01/59	1,920,000		2,054,894

Booking Holdings, Inc.
0.900%, 09/15/21[6]	10,970,000		12,714,536

The accompanying notes are an integral part of these financial statements.

8

AMG Managers Loomis Sayles Bond Fund Schedule of Portfolio Investments (continued)

	Principal Amount†	Value

Industrials - 38.6% (continued)

Continental Airlines, Inc. 2007-1 Class A
Pass Through Trust
Series 071A
5.983%, 04/19/22	9,408,006	$9,519,383

Continental Airlines, Inc. 2007-1 Class B
Pass Through Trust
Series 071B
6.903%, 04/19/22	384,207	382,088

Continental Resources, Inc.
3.800%, 06/01/24[5]	2,025,000	2,091,035
4.500%, 04/15/23	78,000	80,426

Corning, Inc.
6.850%, 03/01/29	9,142,000	12,409,054

Cox Communications, Inc.
4.800%, 02/01/35[1]	3,369,000	4,260,634

Cummins, Inc.
5.650%, 03/01/98	6,460,000	9,554,542

Dell International LLC/EMC Corp.
8.100%, 07/15/36[1]	3,110,000	4,599,318
8.350%, 07/15/46	2,990,000	4,523,323

Delta Air Lines, Inc.
Series 071B
8.021%, 08/10/22	1,994,645	1,948,502

Dillard’s, Inc.
7.000%, 12/01/28	225,000	242,286

DISH Network Corp.
3.375%, 08/15/26[6]	1,340,000	1,277,330

Embraer Netherlands Finance BV (Netherlands)
5.400%, 02/01/27	2,325,000	2,470,336

Enable Midstream Partners, LP
5.000%, 05/15/44[4]	2,725,000	2,625,500

Enbridge Energy Partners, LP
7.375%, 10/15/45	1,870,000	2,853,589

Energy Transfer Partners, LP/Regency
Energy Finance Corp.
4.500%, 11/01/23	700,000	757,905

Enterprise Products Operating LLC
4.050%, 02/15/22	2,219,000	2,308,725

ERAC USA Finance LLC
7.000%, 10/15/37	12,000,000	18,611,402

Fenix Marine Service Holdings, Ltd.
8.000%, 01/15/24	250,000	227,188

Ford Motor Co.
6.375%, 02/01/29	1,990,000	2,234,372

Ford Motor Credit Co. LLC, GMTN
4.389%, 01/08/26	28,075,000	29,469,766

General Motors Co.
5.200%, 04/01/45	3,550,000	4,311,214
6.250%, 10/02/43	365,000	492,374

	Principal Amount†	Value

General Motors Financial Co., Inc.
3.600%, 06/21/30	8,855,000	$9,873,181
5.250%, 03/01/26	9,680,000	11,384,790

HCA, Inc.
4.500%, 02/15/27	3,040,000	3,536,134
7.500%, 11/06/33	75,000	104,250

Hewlett Packard Enterprise Co.
6.350%, 10/15/45[4]	2,243,000	2,956,449

Kinder Morgan Energy Partners, LP
3.500%, 09/01/23	6,685,000	7,160,573
4.150%, 03/01/22	5,620,000	5,858,109
5.800%, 03/01/21	4,320,000	4,355,170

KLA Corp.
5.650%, 11/01/34	4,590,000	6,188,786

Marks & Spencer PLC (United Kingdom)
7.125%, 12/01/37[1,5]	4,725,000	5,250,217

Masco Corp.
6.500%, 08/15/32	254,000	339,134
7.750%, 08/01/29	499,000	693,638

MDC Holdings, Inc.
6.000%, 01/15/43	510,000	683,678

Mileage Plus Holdings LLC / Mileage Plus
Intellectual Property Assets, Ltd.
6.500%, 06/20/27[1]	2,000,000	2,150,000

Noble Energy, Inc.
3.900%, 11/15/24	3,670,000	4,095,448

Nuance Communications, Inc.
1.250%, 04/01/25[6]	1,360,000	3,094,523
1.500%, 11/01/35	10,000	21,398

ONEOK Partners, LP
4.900%, 03/15/25	13,736,000	15,623,016
6.200%, 09/15/43	245,000	297,535

Owens Corning
7.000%, 12/01/36	2,715,000	3,870,921

PulteGroup, Inc.
6.000%, 02/15/35	8,860,000	12,046,942
6.375%, 05/15/33	5,135,000	7,035,463

Qwest Corp.
7.250%, 09/15/25[5]	990,000	1,170,675

Reliance Industries, Ltd. (India)
5.400%, 02/14/22[1]	3,250,000	3,402,772

Samsung Electronics Co., Ltd. (South Korea)
7.700%, 10/01/27	1,540,000	1,769,756

Sealed Air Corp.
5.500%, 09/15/25[1]	1,580,000	1,767,625

SM Energy Co.
10.000%, 01/15/25[1]	1,357,000	1,458,775

Southwest Airlines Co.
1.250%, 05/01/25[6]	160,000	232,400

Telecom Italia Capital, S.A. (Luxembourg)
6.000%, 09/30/34	4,665,000	5,682,390
6.375%, 11/15/33	3,530,000	4,341,900

The accompanying notes are an integral part of these financial statements.

9

AMG Managers Loomis Sayles Bond Fund Schedule of Portfolio Investments (continued)

	Principal Amount†	Value

Industrials - 38.6% (continued)

Telefonica Emisiones SAU (Spain)
4.570%, 04/27/23	900,000	$983,951

Time Warner Cable LLC
5.500%, 09/01/41	805,000	1,034,306

The Toro Co.
6.625%, 05/01/37	6,810,000	9,024,008

Transcontinental Gas Pipe Line Co. LLC
7.850%, 02/01/26	12,800,000	16,778,316

TransDigm, Inc.
8.000%, 12/15/25[1]	1,870,000	2,066,911

UAL 2007-1 Pass Through Trust
Series 071A
6.636%, 07/02/22	6,625,326	6,758,996

United Airlines 2016-2 Class B
Pass Through Trust
Series 16-2
3.650%, 10/07/25	1,747,667	1,693,697

United Airlines, Inc. Pass Through Trust
Series 20-1
5.875%, 10/15/27	4,170,000	4,504,486

United States Steel Corp.
6.650%, 06/01/37[5]	2,685,000	2,255,400

US Airways 2011-1 Class A Pass Through
Series A
7.125%, 10/22/23	1,659,348	1,523,550

Vale Overseas, Ltd. (Cayman Islands)
6.875%, 11/21/36	1,759,000	2,578,043

Verizon Communications, Inc.
1.680%, 10/30/30[1]	31,215,000	31,088,707

ViacomCBS, Inc.
4.950%, 05/19/50	4,115,000	5,330,244

WestRock MWV LLC
7.550%, 03/01/47	970,000	1,374,862

Whirlpool Corp.
4.600%, 05/15/50	3,460,000	4,477,015

Total Industrials		425,693,067

Utilities - 2.8%

DCP Midstream Operating, LP
6.450%, 11/03/36[1]	870,000	939,600

Edison International
4.950%, 04/15/25	460,000	523,606

Empresa Nacional de Electricidad S.A.
(Chile)
7.875%, 02/01/27	2,900,000	3,445,196

Enel Finance International, N.V. (Netherlands)
6.000%, 10/07/39[1]	11,152,000	15,911,426

Enterprise Products Operating LLC
3.900%, 02/15/24	6,400,000	6,996,429

	Principal Amount†	Value

Tenaga Nasional Bhd (Malaysia)
7.500%, 11/01/25[1]	2,000,000	$2,542,880

Total Utilities		30,359,137

Total Corporate Bonds and Notes (Cost $621,973,621)		749,975,793

Asset-Backed Securities - 0.9%

CSMC Trust
Series 2018-RPL8, Class A1
4.125%, 07/01/58	1,069,404	1,073,454

FAN Engine Securitization, Ltd. (Ireland)
Series 2013-1A, Class 1A
4.625%, 10/15/43[1,7]	8,351,435	5,105,499

HPEFS Equipment Trust
Series 2019-1A, Class C
2.490%, 09/20/29	700,000	713,752

Legacy Mortgage Asset Trust
Series 2018-GS2,
4.000%, 04/25/58[1]	1,536,128	1,546,089

Progress Residential Trust
Series 2020-SFR3, Class B
1.495%, 10/17/27[1]	110,000	109,632

S-Jets, Ltd.
Series 2017-1, Class A
3.967%, 08/15/42[1]	931,593	903,966

Total Asset-Backed Securities (Cost $12,610,689)		9,452,392

Mortgage-Backed Securities - 0.0%#

BBCMS Trust
Series 2013-TYSN, Class A2
3.756%, 09/05/32[1]	217,297	216,805

Commercial Mortgage Trust
Series 2014-UBS4, Class A2
2.963%, 08/10/47	91,095	91,442

WFRBS Commercial Mortgage Trust
Series 2011-C3, Class D
5.642%, 03/15/44[1,3]	435,000	202,844

Total Mortgage-Backed Securities (Cost $711,171)		511,091

Municipal Bonds - 1.2%

Illinois State
5.100%, 06/01/33	1,070,000	1,151,545

Virginia Tobacco Settlement Financing Corp.
6.706%, 06/01/46	11,390,000	11,917,015

Total Municipal Bonds (Cost $11,869,680)		13,068,560

U.S. Government and Agency Obligations - 13.4%

Fannie Mae - 0.1%

FNMA,
3.000%, 07/01/27	878,031	923,060

The accompanying notes are an integral part of these financial statements.

10

AMG Managers Loomis Sayles Bond Fund Schedule of Portfolio Investments (continued)

	Principal Amount†		Value

Fannie Mae - 0.1% (continued)

FNMA,
6.000%, 07/01/29	615		$702

Total Fannie Mae			923,762

Freddie Mac - 0.0%#

FHLMC Gold,
5.000%, 12/01/31	10,015		11,096

U.S. Treasury Obligations - 13.3%

U.S. Treasury Bonds,
1.250%, 05/15/50[5]	81,340,000		73,790,631
3.000%, 08/15/48	21,295,000		28,013,739

U.S. Treasury Notes,
1.500%, 11/30/21	44,555,000		45,111,938

Total U.S. Treasury Obligations			146,916,308

Total U.S. Government and Agency Obligations (Cost $142,819,228)			147,851,166

Foreign Government Obligations - 4.1%

Brazilian Government International Bonds
8.500%, 01/05/24	6,650,000	BRL	1,389,738
10.250%, 01/10/28	5,750,000	BRL	1,306,696

European Investment Bank Bonds
0.000%, 03/10/21[8]	5,000,000	AUD	3,851,040

Mexican Bonos
Series M 7.750%, 05/29/31	49,000,000	MXN	2,893,067
Series M 8.000%, 12/07/23	122,500,000	MXN	6,754,783
Series M 20 10.000%, 12/05/24	461,500,000	MXN	27,738,934

Norway Government Bond
Series 474
3.750%, 05/25/21[1]	13,210,000	NOK	1,561,987

Total Foreign Government Obligations (Cost $67,122,578)			45,496,245

	Shares

Common Stocks - 2.3%

Communication Services - 0.8%

AT&T, Inc.	314,704		9,050,887

Health Care - 0.5%

Bristol-Myers Squibb Co.	91,569		5,680,025

Information Technology - 1.0%

Corning, Inc.	297,381		10,705,716

Total Common Stocks (Cost $21,899,963)			25,436,628

Preferred Stocks - 1.2%

Financials - 1.2%

Bank of America Corp., 7.25%	7,808		11,857,073

Navient Corp., 6.00%	41,250		1,037,437

Total Financials			12,894,510

	Shares	Value
Utilities - 0.0%#

Wisconsin Electric Power Co., 3.60%	3,946	$389,865

Total Preferred Stocks (Cost $8,303,211)		13,284,375

	Principal Amount†

Short-Term Investments - 9.3%

Joint Repurchase Agreements - 1.3%[9]

Cantor Fitzgerald Securities, Inc., dated 12/31/20, due 01/04/21, 0.070% total to be received $2,499,145 (collateralized by various U.S. Government Agency Obligations, 0.000% - 9.500%, 01/25/21 - 10/15/62, totaling $2,549,109)	$2,499,126	2,499,126

Citadel Securities LLC, dated 12/31/20, due 01/04/21, 0.130% total to be received $2,448,762 (collateralized by various U.S. Treasuries, 0.000% - 7.875%, 01/31/21 - 05/15/49, totaling $2,497,740)	2,448,727	2,448,727

Deutsche Bank Securities, Inc., dated 12/31/20, due 01/04/21, 0.060% total to be received $1,358,693 (collateralized by various U.S. Government Agency Obligations and U.S. Treasuries, 0.000% - 6.500%, 01/15/21 - 01/01/51, totaling $1,385,858)	1,358,684	1,358,684

JVB Financial Group LLC, dated 12/31/20, due 01/04/21, 0.130% total to be received $1,087,247 (collateralized by various U.S. Government Agency Obligations and U.S. Treasuries, 0.125% - 7.000%, 07/01/22 - 12/01/50, totaling $1,108,976)	1,087,231	1,087,231

Mirae Asset Securities USA, Inc., dated 12/31/20, due 01/04/21, 0.130% total to be received $1,116,529 (collateralized by various U.S. Government Agency Obligations and U.S. Treasuries, 0.000% - 8.125%, 02/18/21 - 01/15/62, totaling $1,138,860)	1,116,513	1,116,513

RBC Dominion Securities, Inc., dated 12/31/20, due 01/04/21, 0.080% total to be received $3,423,391 (collateralized by various U.S. Government Agency Obligations and U.S. Treasuries, 0.000% - 6.000%, 01/05/21 - 12/20/50, totaling $3,491,828)	3,423,361	3,423,361

State of Wisconsin Investment Board, dated 12/31/20, due 01/04/21, 0.160% total to be received $2,480,501 (collateralized by various U.S. Treasuries, 0.125% - 3.875%, 07/15/22 - 02/15/47, totaling $2,536,372)	2,480,457	2,480,457

Total Joint Repurchase Agreements		14,414,099

U.S. Government Obligations - 6.4%

U.S. Treasury Bills, 0.088%, 01/28/21[10]	20,000,000	19,998,687

The accompanying notes are an integral part of these financial statements.

11

AMG Managers Loomis Sayles Bond Fund Schedule of Portfolio Investments (continued)

	Principal Amount†	Value

U.S. Government Obligations - 6.4% (continued)

U.S. Treasury Bills, 0.103%, 04/29/21[10]	$50,000,000	$49,986,424
Total U.S. Government Obligations		69,985,111

	Shares

Other Investment Companies - 1.6%

Dreyfus Government Cash Management Fund, Institutional Shares, 0.03%[11]	5,876,698	5,876,698

Dreyfus Institutional Preferred Government Money Market Fund, Institutional Shares, 0.03%[11]	5,876,699	5,876,699

	Shares	Value

JPMorgan U.S. Government Money Market Fund, IM Shares, 0.03%[11]	6,054,781	$6,054,781

Total Other Investment Companies		17,808,178

Total Short-Term Investments
(Cost $102,204,165)		102,207,388

Total Investments - 100.5%
(Cost $989,514,306)		1,107,283,638

Other Assets, less Liabilities - (0.5)%		(5,461,959)

Net Assets - 100.0%		$1,101,821,679

†	Principal amount stated in U.S. dollars unless otherwise stated.

#	Less than 0.05%.

[1]

Security exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2020, the value of these securities amounted to $131,048,586 or 11.9% of net assets.

[2]	Fixed to variable rate investment. The rate shown reflects the fixed rate in effect at December 31, 2020. Rate will reset at a future date.

[3]

Variable rate security. The rate shown is based on the latest available information as of December 31, 2020. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above.

[4]	Step Bond: A debt instrument with either deferred interest payments or an interest rate that resets at specific times during its term.

[5]

Some of these securities, amounting to $71,118,320 or 6.5% of net assets, were out on loan to various borrowers and are collateralized by cash and various U.S. Treasury and U.S. Government Agency Obligations. See Note 4 of Notes to Financial Statements.

[6]

Convertible Security. A corporate bond or preferred stock, usually a junior debenture, that can be converted, at the option of the holder, for a specific number of shares of the company’s preferred stock or common stock. The market value of convertible bonds and convertible preferred stocks at December 31, 2020, amounted to $17,318,789 or 1.6% of net assets.

[7]	Security’s value was determined by using significant unobservable inputs.

[8]	Zero Coupon Bond.

[9]	Cash collateral received for securities lending activity was invested in these joint repurchase agreements.

[10]	Represents yield to maturity at December 31, 2020.

[11]	Yield shown represents the December 31, 2020, seven day average yield, which refers to the sum of the previous seven days’ dividends paid, expressed as an annual percentage.

FHLMC	Freddie Mac
FNMA	Fannie Mae
GMTN	Global Medium-Term Notes
LIBOR	London Interbank Offered Rate
MTN	Medium-Term Note

CURRENCY ABBREVIATIONS:

AUD	Australian Dollar
BRL	Brazilian Real
MXN	Mexican Peso
NOK	Norwegian Krone

The accompanying notes are an integral part of these financial statements.

12

AMG Managers Loomis Sayles Bond Fund Schedule of Portfolio Investments (continued)

The following table summarizes the inputs used to value the Fund’s investments by the fair value hierarchy levels as of December 31, 2020:

	Level 1	Level 2[1]	Level 3	Total
Investments in Securities

Corporate Bonds and Notes†	—	$749,975,793	—	$749,975,793

Asset-Backed Securities	—	4,346,893	$5,105,499	9,452,392

Mortgage-Backed Securities	—	511,091	—	511,091

Municipal Bonds	—	13,068,560	—	13,068,560

U.S. Government and Agency Obligations†	—	147,851,166	—	147,851,166

Foreign Government Obligations	—	45,496,245	—	45,496,245

Common Stocks††	$25,436,628	—	—	25,436,628

Preferred Stocks††	13,284,375	—	—	13,284,375

Short-Term Investments

Joint Repurchase Agreements	—	14,414,099	—	14,414,099

U.S. Government Obligations	—	69,985,111	—	69,985,111

Other Investment Companies	17,808,178	—	—	17,808,178

Total Investments in Securities	$56,529,181	$1,045,648,958	$5,105,499	$1,107,283,638

†

All corporate bonds and notes and U.S. government and agency obligations held in the Fund are Level 2 securities. For a detailed breakout of corporate bonds and notes and U.S. government and agency obligations by major industry or agency classification, please refer to the Fund’s Schedule of Portfolio Investments.

††

All common stocks and preferred stocks held in the Fund are Level 1 securities. For a detailed breakout of common stocks and preferred stocks by major industry classification, please refer to the Fund’s Schedule of Portfolio Investments.

[1]	An external pricing service is used to reflect any impact on security value due to market movements between the time the Fund valued such foreign securities and the earlier closing of foreign markets.

The following table below is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value at December 31, 2020:

Asset-Backed Securities
Balance as of December 31, 2019	—

Accrued discounts (premiums)	$5,901

Realized gain (loss)	—

Change in unrealized appreciation/depreciation	(3,251,602)

Purchases	—

Sales	—

Transfers in to Level 3	8,351,200

Transfers out of Level 3	—

Balance as of December 31, 2020	$5,105,499

Net change in unrealized appreciation/depreciation on investments still held at December 31, 2020	$(3,251,602)

An asset-back security valued at $8,351,200 was transferred from Level 2 to Level 3 during the period ended December 31, 2020. At December 31, 2019, this security was valued on the basis of evaluated bids furnished to the Fund by an independent pricing service in accordance with the Fund’s security valuation policy. At September 30, 2020, this security was valued using a combination of evaluated bids furnished to the Fund by an independent pricing service and broker-dealer bid prices, which are based on inputs unobservable to the Fund.

The accompanying notes are an integral part of these financial statements.

13

AMG Managers Loomis Sayles Bond Fund Schedule of Portfolio Investments (continued)

The following table summarizes the quantitative inputs and assumptions used for investments categorized in Level 3 of the fair value hierarchy as of December 31, 2020. The table below is not intended to be all-inclusive, but rather provides information on the significant Level 3 inputs as they relate to the Fund’s fair value measurements:

Quantitative Information about Level 3 Fair Value Measurements

	Fair Value as of	Valuation	Unobservable			Impact to Valuation from
	December 31, 2020	Technique(s)	Inputs(s)	Range	Median	an Increase in Input(a)

Asset-Backed Securities	$5,105,499	Market Approach	Broker Quote (75% of Value)	N/A	N/A	Increase

(a)

Represents the directional change in the fair value of the Level 3 investments that could have resulted from an increase in the corresponding input as of period end. A decrease to the unobservable input would have had the opposite effect. Significant changes in these inputs may have resulted in a significantly higher or lower fair value measurement at period end.

The country allocation in the Schedule of Portfolio Investments at December 31, 2020, was as follows:

Country	% of Long-Term Investments
Bermuda	0.1

Brazil	0.3

Cayman Islands	0.3

Chile	0.3

France	1.6

India	0.3

Ireland	0.5

Luxembourg	3.8

Malaysia	0.2

Mexico	4.8

Netherlands	3.0

Norway	0.2

South Korea	0.2

Spain	2.1

United Kingdom	2.9

United States	79.4

100.0

The accompanying notes are an integral part of these financial statements.

14

AMG Managers Special Equity Fund Portfolio Manager’s Comments (unaudited)

For the fiscal year ended December 31, 2020, AMG Managers Special Equity Fund’s (the “Fund”) Class N shares returned 38.74%, compared to the 34.63% return for the Russell 2000® Growth Index.

FEDERATED MDT LLC

For the full year, the Russell 2000® Growth Index, the benchmark for the MDTA sleeve of the Fund, returned 34.63%. While the MDTA sleeve had strong returns, its return of 29.05% trailed the benchmark substantially.

It is an understatement to say that the coronavirus pandemic, the subsequent selloff in markets followed by a sharp and speedy recovery, and the political environment made 2020 a year unlike most, and one where the market did not trade according to the historical norms on which MDTA bases its models. Most notably, in the second half of the year, stocks with high valuations, low earnings, low ROE, and high beta led the market recovery. Long term, our research shows that companies with weaker financial characteristics such as these do not outperform, so we avoid most of the companies with these characteristics and we were not in the sweet spot of the market during the sharp recovery. As a systematic manager, there are years like this when our models do not do well. We stay focused on what we do, because over the long run the market returns to its usual patterns and we can offset losses.

Notwithstanding the market environment, MDTA continued to follow its disciplined investment process in 2020. The MDTA sleeve did benefit from the stronger risk controls that have been added to the strategy over the last decade to make it more resilient to changes in the market environment. The sleeve is now much better diversified: It is roughly sector-neutral, it is less concentrated, and it holds companies with varied fundamental and technical characteristics. Because of our tighter risk constraints, the underperformance in 2020 was less severe than it was in 2009—another year in which we underperformed a strong bull market—and leaves us with less to offset.

Stocks within the health care and consumer discretionary sectors detracted the most from relative performance during the year, while performance of stocks in the financial sector contributed positively. Individual stocks that had the largest contribution to performance were PROG Holdings, Inc., Wingstop, Inc., and Five9, Inc., while the largest detractors were Crocs, Inc., Atkore International Group, Inc., and Quidel Corporation. While the sleeve’s sector positioning was roughly neutral to the benchmark, a modest underweight to the consumer discretionary sector detracted from relative performance while modest underweights to the industrials and materials sectors made a positive contribution.

In years like this, it is important to note that MDTA’s model-based process has three important aspects that are very different from most qualitative processes. First, it is virtually impossible for us to be whip-sawed by chasing the latest “thing” or factor that happened to work last year. By using a robust investment model based on years of research, our process does not allow an emotional response that might cause one poor year to be followed by a second or even a third. Second, our process, though slow moving, is in fact dynamic. Our stock selections, driven by our factors, adjust over time if the key drivers of market returns have shifted. Third, our research approach is continuous, with each update taking into account the latest data from the market and the latest thinking in academic circles. The outcome of this continuous research is typically a new model implementation every six months, which allows the investment model to adjust well to changing environments.

LORD, ABBETT & CO., LLC

PERFORMANCE SUMMARY

For the fiscal year ended December 31, 2020, Lord Abbett’s sleeve of the Fund returned 72.75%, significantly outperforming its benchmark, the Russell 2000® Growth Index, which returned 34.63% over the same period.

MARKET REVIEW

The trailing twelve-month period was characterized by several market-moving events. After trade tensions continued to ebb and flow in the final months of 2019, U.S. President Donald Trump signed a “phase one” trade deal with China on January 15, 2020, and markets priced in a likelihood of two more interest rate cuts in 2020. The tide turned abruptly in February and March 2020, as the outbreak of the COVID-19 pandemic and the expected economic damage resulting from a sudden slowdown in corporate spending, individual spending, consumer confidence, and thus recessionary and deflationary pressures, triggered a severe selloff. As the pandemic fueled fears of slowing global growth, oil prices fell precipitously, with the primary U.S. oil contract closing in negative territory for the first time in history, although it has since rebounded. During the month of March, the S&P 500® Index experienced its fastest transition to a bear market since 1987 and the longest U.S. economic expansion in history ended at 128 months. The U.S. Federal Reserve (Fed) responded to the COVID-19 outbreak with a breadth of policy measures which lifted investors’ confidence in the markets. The Fed launched a $700 billion quantitative easing program, decreased reserve requirements to zero for thousands of banks, and cut the federal funds rate to the current target range of 0–0.25%. Next, the Fed announced additional stimulus programs, including open-ended asset purchases, purchases of corporate debt, and a commitment to a new small business lending program. Additionally, the central bank announced $2.3 trillion of credit support by expanding the Primary Market Corporate Credit Facility (PMCCF), the Secondary Market Corporate Credit Facility (SMCCF), and the Term Asset-Backed Securities Loan Facility (TALF). Most notably, the expanded measures included the purchase of select fallen angels.

Risk assets began to stage a recovery in April and May on the back of progress with respect to COVID-19 treatments and vaccines, commentary from several corporations that indicated stabilization, and massive monetary and fiscal policy globally. Positive market sentiment continued into the third quarter of 2020 as well. In addition to the factors listed above, tailwinds for the continued rally in risk assets included a rebound in earnings revisions and further progress in COVID-19 treatments, as evidenced by multiple drugs reaching Phase III trials. In September, however, market sentiment soured amid political volatility related to the U.S. Supreme Court vacancy, heightened COVID-19 concerns in Europe as global deaths topped one million, heightened uncertainty leading up to the U.S. election, and worries about stalled fiscal stimulus talks in Washington. Despite volatility in the fall, the markets rallied in the month of November with the Dow Jones Industrial Average having its best month since 1987. The rally was largely attributed to the conclusion of the U.S. election and positive vaccine news.

Specifically, Former U.S. Vice President Biden defeated President Trump in the presidential election, while the Republicans narrowed the Democratic majority in the House. Soon after, Pfizer/BioNTech, Moderna, and AstraZeneca each announced a COVID-19 vaccine with greater than 90% efficacy rate. In December, as expected, the Food and Drug Administration (FDA) granted emergency use authorization for the Pfizer/BioNTech and Moderna vaccines. Monetary and fiscal policy remained largely supportive, as the Fed maintained interest rates near zero in its December meeting and

15

AMG Managers Special Equity Fund Portfolio Manager’s Comments (continued)

noted that it would continue its monthly pace of at least $120 billion of asset purchases until “substantial further progress has been made toward the Committee’s maximum employment and price stability goals.” Additionally, Congress passed a fifth COVID-19 relief package, worth roughly $900 billion, with approximately $325 billion in small business relief.

PORTFOLIO REVIEW

Security selection within the health care and information technology sectors were the two largest contributors to the Sleeve’s relative performance over the trailing twelve months. Within the health care sector, Natera, Inc., a medical diagnostics company focused on genetic testing services, was a major contributor. Natera executed well during the period and expanded its reach, as the company’s Signatera molecular residual disease test proved to be effective at detecting tumors. The Sleeve’s allocation to Immunomedics, Inc., a developer and manufacturer of biopharmaceutical products, also contributed to relative performance as Gilead Sciences, Inc. announced it would acquire the company for a large premium.

Within the information technology sector, the Sleeve’s holding of Appian Corp., a provider of business process management solutions , contributed to relative performance as the company reported robust revenues and gross margins. Appian benefited from cost reductions related to COVID-19 and has continued to aggressively reinvest capital back into the business.

Within the consumer discretionary sector, shares of Overstock.com, Inc., a provider of electronic payment and transaction processing solutions, detracted from relative performance. Despite reporting strong third quarter results, Overstock.com’s positive results were offset by investors’ concerns of continued rising COVID-19 cases, uncertainty around U.S. fiscal stimulus, and, to a lesser extent, shipping constraints due to the upcoming holiday season. The Sleeve’s position in Caesars Entertainment, Inc., which manages casinos and resorts, also detracted from relative performance as the COVID-19 pandemic’s negative impact on economic and business activity caused uncertainty around the pending merger of Caesars and Eldorado Resorts.

The Sleeve’s underweight position in Sunrun, Inc., a designer and developer of residential solar energy systems, detracted from relative performance as the company benefited from continued execution and optimism that Democratic political wins would foretell favorable regulatory and tax policies.

RANGER INVESTMENT MANAGEMENT, L.P.

For the fiscal year ended December 31, 2020, Ranger’s sleeve of the Fund returned 34.50%, performing in line with its benchmark, the Russell 2000® Growth Index, which returned 34.63% over the same period.

MARKET REVIEW

We entered 2020 poised to sign a détente trade agreement with China on January 15. The markets were anticipating an acceleration in economic activity, and a rotation into cyclical industries was in full motion. Literally the day following the signing of the trade agreement we began to hear news of the novel coronavirus, or COVID-19, shutting down a city in China called Wuhan. At first, concern and questions centered on supply chain disruptions of goods coming from China and to what degree these product flows from the manufacturing center of the world would interrupt global commerce. The quietude of a year seemingly poised to benefit from reduced trade tensions and an improving economy was upended. Early market gains reversed, and we entered the most volatile trading environment since 2008–2009. The magnitude of daily selloffs was eerily reminiscent of the markets during that prior financial crisis.

As days morphed into weeks, we learned more about viruses and epidemiology, particularly as it became clear that we weren’t dealing with the isolated spread of a virus in a large Chinese city that was unfamiliar to most of us. The virus was in Asia, Europe, the United States, and, in fact, was everywhere. Unfortunately, the initial magnitude of the health crisis was not well understood and the response by governments was neither uniform nor coordinated. The playbook from the Spanish influenza a century ago needed dusting off.

The necessary response to contain the virus spread was the complete seizure of economic activity globally. To say that the degree and magnitude of this health and economic crisis was unprecedented in our lifetimes is clearly a minimization of what occurred. There was no trivializing how the markets responded to the uncertainty of the tragic health crisis and devastating economic data that unfolded during the first and second quarters. Rapid spread of the virus and death rates at highly concerning levels, record levels of unemployment, and massive GDP contractions led to the largest and quickest quarterly market decline ever during the March quarter.

While there was little global coordination in reaction to the health crisis, the ensuing economic crisis was impressively and proactively handled by global central banks providing monetary stimulus in conjunction with governmental fiscal stimulus packages. These large proactive measures helped ameliorate the economic devastation by providing important liquidity to individuals and companies to bridge the uncertainty.

What followed these measures was a surprisingly strong recovery by the markets. With a seemingly endless backstop by the Fed, the extreme amount of liquidity unleashed a dramatic rebound by equities. At first, this market recovery was led by the largest public corporations and those well positioned to uniquely benefit from the dramatically changed environment. As the year progressed and economies gradually reopened, the most dire predictions proved wrong and many companies adapted more quickly to the new reality of life with COVID-19.

The ensuing rally in the second and third quarters was impressive; however, we ended 2020 with the small cap market just completing its highest single quarterly return ever! While fears persisted due to spikes of COVID-19 cases over the course of the summer and fall, investor optimism improved as economic progress continued to be much better than feared. The ongoing lack of financial guidance and the resulting low level of street expectations created a backdrop for better-than-expected financial results and continued positive sales and earnings revisions. Offsetting these positives is a small cap market trading at its highest valuation level ever and leadership concentrated in low quality companies.

PORTFOLIO COMMMENTARY

The Ranger Sleeve’s increase of 34.50% was in line with the Russell 2000® Growth Index gain of 34.63% this past year. The sleeve benefited from allocations across sectors, but this was offset by stock selection within sectors.

The sleeve’s overweight to the information technology sector, as well as its lack of exposure to the real estate sector, contributed positively to relative performance during the period. An underweight to the industrials sector also helped relative performance. A modest allocation to cash as well as a small overweight to the energy sector

16

AMG Managers Special Equity Fund Portfolio Manager’s Comments (continued)

partially offset those gains. Stock selection was strongest within the consumer discretionary and industrials sectors, though this was more than offset by results within the information technology, consumer staples, and health care sectors. The top contributing stocks during the year were Chegg, Inc., Magnite, Inc., and Repligen Corporation, while the largest detractors were WNS Holdings, Ltd., Inter Parfums, Inc., and Select Energy Services, Inc.

LOOKING FORWARD

While the economic landscape was dramatically altered by the global pandemic, the actions of policy makers, politicians, and central bankers have engendered a durable recovery after a deep contraction created by the virus-driven shutdowns. Additionally, the market was buoyed by many companies’ impressive adaptation to the environment.

The economic outlook appears much better today, as ongoing fiscal and monetary support coupled with the rollout of vaccines should further improve companies’ financial results much faster than expected. The election results potentially add a level of uncertainty as investors grapple with major changes in economic and tax policy. Meanwhile, any pretense of fiscal discipline has been abandoned, and the U.S. seems to be tacitly embracing many of the tenets of modern monetary theory. The long-term repercussions of this embrace are unknowable.

While business activity remains impaired by the deepening path of the virus, and the unemployment rate remains at levels associated with severe recessionary conditions, investors are more keenly focused on the slope of economic recovery as 2021 progresses and the virus is contained by the vaccines. Given the above, companies continue to take an understandably cautious approach to forecasting, which interestingly has thus far served more as a catalyst than hindrance to stock performance. After investors initially gravitated toward large and mega cap stocks, the fourth quarter leadership rotated into smaller capitalization companies that should be more levered to the expected economic recovery and were more attractively valued.

However, small cap valuations are now at peak levels, and leadership by non-earning, low return companies is cause for caution, particularly in certain industries. While easy monetary policy provided significant liquidity, there were two more speculative trends in 2020 that bear watching. The dramatic increase in retail trading volume and issuance of new IPOs likely had an influence on outsized moves in certain industries and individual stocks.

While we wouldn’t go so far as to say there is broad-based speculation, there are definitely individual companies where there is unbridled mania that is dissociated from a fundamental underpinning of support. As we always do, we come back to Ranger’s foundational investment philosophy and investment process. We firmly believe that our selectivity of quality companies in a rapidly changing economic environment positions the portfolio to differentiate itself as we progress through 2021. The mere fact that high return companies so meaningfully underperformed low quality, non-earning companies should ultimately serve as a tailwind to both relative and absolute performance. After a period of relative quiet in the market and the portfolio, Ranger suspects that the prospect of higher taxes and regulation and relative underperformance by high return companies could lead to increased merger and acquisition activity as we enter 2021.

SMITH ASSET MANAGEMENT GROUP, L.P.

For the fiscal year ended December 31, 2020, the Smith Group sleeve of the Fund returned 17.43%. During the same period, the Russell 2000® Growth Index posted a return of 34.63%.

A key aspect of the Smith Group investment process is that all portfolios embed an earnings growth premium—the difference between expected and realized earnings growth—that ultimately is reflected in stock prices. Over the past year, Fund holdings fell short of their expected growth rates from one year prior due to the economic shutdown brought on by the pandemic as Fund holdings delivered 6.7% earnings growth versus an expectation of 7.2%. Benchmark holdings fell -9.1% short of expectations for the same period.

The strategy seeks out stocks with key fundamental characteristics that are consistent with companies exceeding growth expectations. Those characteristics are grouped into models that help us in screening and ranking stocks. In contrast to the historic strong price discrimination pattern of the Smith Group models, returns to Smith Group’s models were generally negative for the period as poor returns to value and quality factors overwhelmed positive returns to growth factors.

Model returns were more favorable in October and December but were significantly inverted in November, in large part attributable to market reversals in response to the positive COVID vaccine news.

In terms of specific drivers of performance, stock selection was negative across a number of sectors, but most notably within the information technology, industrials, and real estate sectors. Stock selection within the consumer discretionary and materials sectors modestly offset some of that negative performance. An overweight to the health care sector and an underweight to the real estate sector contributed positively to relative performance. At the stock level, the largest contributors to performance were RH, Personalis, Inc., and Concept Therapeutics Inc., while the largest detractors were Newmark Group, Inc., and Cardtronics PLC.

Looking forward, there is no lack of very smart investors wringing their hands about market valuations these days. However, valuation has historically been a poor market timing tool. Alan Greenspan’s “irrational exuberance” speech was on December 5, 1996, but the return for the S&P 500 in 1997 was 33%. In total, the S&P 500 returned 115% after the Greenspan speech. Warren Buffett described the market as expensive and noted in his 1997 annual letter “we get relatively little in prospective earnings when we commit fresh money.” The market continued to surge for another two years.

We, too, fret about high valuations, but we also acknowledge that a risk-free rate at 0% creates all kinds of problems for traditional valuation metrics. It’s a challenge to argue the market is cheap on any basis, except relative to interest rates. But fortunes of companies this year have been widely disparate. Yes, there have been some phenomenal stock stories this year. But more than a fifth of the constituents in the S&P 500 are still more than 20% below their pre-pandemic high, and of those the median price-per-peak earnings is only 11 times. Some of those companies will take years to achieve their previous peak earnings. Some will snap back in a timely fashion. Some will not survive. But many of those that do survive will someday look reasonably priced at current levels. Our tendency is to lump index constituents into the same basket. But indexes are made of individual companies. Today some are early in a growth cycle and some are closer to peak earnings momentum.

17

AMG Managers Special Equity Fund Portfolio Manager’s Comments (continued)

A reasonable base case would be for earnings to continue to improve, but with valuations already high, we would not expect much appreciation in overall stock prices. Last year, however, put an exclamation point on the difficulty in predicting market moving events and how dramatically those events can impact the direction of the market. This early in the economic cycle there is a wide range of outcomes, especially when dealing with a medical condition that has wide ranging impacts and no historic precedent that can be modelled. The virus could mutate into a form that is not protected by current vaccines, with significant economic implications. On the other hand, herd immunity could give consumers and companies the confidence to spend some of the cash hoard they have been accumulating.

There is no doubt there is considerable suffering in the world. Small businesses are closing and there are still many workers in stress from the employment picture. But from an economic standpoint those are idle resources that can be put to productive use with little cost to the overall economy. Inflation could raise its head sooner than the Fed expects, forcing their hand and causing a “taper tantrum” when the Fed takes the punchbowl away. We believe we are in the early stages of an economic expansion and the risks are elevated. But that is generally the case early in an economic expansion, and those that are willing to ride through the volatility are ultimately rewarded.

This commentary reflects the viewpoints of the portfolio managers, Federated MDTA LLC., Lord, Abbett & Co. LLC, Ranger Investment Management, L.P., and Smith Asset Management Group, L.P., is not intended as a forecast or guarantee of future results, and is subject to change without notice.

18

AMG Managers Special Equity Fund Portfolio Manager’s Comments (continued)

CUMULATIVE TOTAL RETURN PERFORMANCE

AMG Managers Special Equity Fund’s cumulative total return is based on the daily change in net asset value (NAV), and assumes that all dividends and distributions were reinvested. The graph compares a hypothetical $10,000 investment made in the AMG Managers Special Equity Fund’s Class N shares on December 31, 2010, to a $10,000 investment made in the Russell 2000® Growth Index for the same time period. The graph and table do not reflect the deduction of taxes that a shareholder would pay on a Fund distribution or redemption of shares. The listed returns for the Fund are net expenses and the returns for the index exclude expenses. Total returns would have been lower had certain expenses not been reduced.

The table below shows the average annual total returns for the AMG Managers Special Equity Fund and the Russell 2000® Growth Index for the same time periods ended December 31, 2020.

Average Annual Total Returns[1]	One Year	Five Years	Ten Years

AMG Managers Special Equity Fund[2,3,4,5,6,7,8]

Class N	38.74%	17.95%	14.29%

Class I	39.08%	18.24%	14.55%

Russell 2000® Growth Index[9]	34.63%	16.36%	13.48%

The performance data shown represents past performance. Past performance is not a guarantee of future results. Current performance may be lower or higher than the performance data quoted. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

Investors should carefully consider the Fund’s investment objectives, risks, charges and expenses before investing. For performance information through the most recent month end, current net asset values per share for the Fund and other information, please call 800.548.4539 or visit our website at amgfunds.com for a free prospectus. Read it carefully before investing or sending money.

Distributed by AMG Distributors, Inc., member FINRA/SIPC.

[1]

Total return equals income yield plus share price change and assumes reinvestment of all dividends and capital gain distributions. Returns are net of fees and may reflect offsets of Fund expenses as described in the prospectus. No adjustment has been made for taxes payable by shareholders on their reinvested dividends and capital gain distributions. Returns for periods greater than one year are annualized. The listed returns on the Fund are net of expenses and based on the published NAV as of December 31, 2020. All returns are in U.S. dollars ($).

[2]  From time to time, the Fund’s advisor has waived its fees and/or absorbed Fund expenses, which has resulted in higher returns.

[3]  The Fund is subject to risks associated with investments in small-capitalization companies, such as erratic earnings patterns, competitive conditions, limited earnings history and a reliance on one or a limited number of products.

[4]  The Fund is subject to risks associated with investments in mid-capitalization companies such as greater price volatility, lower trading volume, and less liquidity than the stocks of larger, more established companies.

[5]  The Fund invests in growth stocks, which may be more sensitive to market movements because their prices tend to reflect future investor expectations rather than just current profits. Growth stocks may underperform value stocks during given periods.

[6]  Investments in international securities are subject to certain risks of overseas investing including currency fluctuations and changes in political and economic conditions, which could result in significant market fluctuations. These risks are magnified in emerging markets.

[7]  Companies that are in similar businesses may be similarly affected by particular economic or market events; to the extent the Fund has substantial holdings within a particular sector, the risks associated with that sector increase.

[8]  Market prices of investments held by the Fund may fall rapidly or unpredictably due to a variety of economic or political factors, market conditions, disasters or public health issues, or in response to events that affect particular industries or companies.

[9]  The Russell 2000® Growth Index measures the performance of the Russell 2000® companies with higher price-to-book ratios and higher forecasted growth values. Unlike the Fund, the Russell 2000® Growth Index is unmanaged, is not available for investment and does not incur expenses.

The Russell Indices are trademarks of the London Stock Exchange Group companies.

Not FDIC insured, nor bank guaranteed. May lose value.

19

AMG Managers Special Equity Fund Fund Snapshots (unaudited) December 31, 2020

PORTFOLIO BREAKDOWN

Sector	% of Net Assets

Health Care	32.6

Information Technology	28.1

Consumer Discretionary	14.2

Industrials	11.7

Financials	4.3

Consumer Staples	2.9

Materials	1.9

Real Estate	1.1

Communication Services	1.0

Energy	0.4

Utilities	0.1

Short-Term Investments	6.1

Other Assets Less Liabilities	(4.4)

TOP TEN HOLDINGS

Security Name	% of Net Assets

Repligen Corp.	1.9

Workiva, Inc.	1.8

Magnite, Inc.	1.7

Pegasystems, Inc.	1.4

Medpace Holdings, Inc.	1.4

WNS Holdings, Ltd., ADR (India)	1.4

Evo Payments, Inc., Class A	1.2

Mimecast, Ltd.	1.2

NeoGenomics, Inc.	1.1

Kratos Defense & Security Solutions, Inc.	1.1

Top Ten as a Group	14.2

Because a fund’s strategy may result in multiple investments in particular sectors of the economy, its performance may depend on the performance of those sectors and may fluctuate more widely than investments diversified across more sectors. For additional information on these and other risk considerations, please see the Fund’s prospectus.

Any sectors, industries, or securities discussed should not be perceived as investment recommendations. Mention of a specific security should not be considered a recommendation to buy or solicitation to sell that security. Specific securities mentioned in this report may have been sold from the Fund’s portfolio of investments by the time you receive this report.

20

AMG Managers Special Equity Fund Schedule of Portfolio Investments December 31, 2020

	Shares	Value

Common Stocks - 98.3%

Communication Services - 1.0%

Cardlytics, Inc.*,1	8,916	$1,272,937

CarGurus, Inc.*	9,258	293,756

Cars.com, Inc.*	12,221	138,097

Clear Channel Outdoor Holdings, Inc.*	37,881	62,504

Meredith Corp.	10,000	192,000

TechTarget, Inc.*	3,900	230,529

Yelp, Inc.*	12,562	410,401

Total Communication Services		2,600,224

Consumer Discretionary - 14.2%

Asbury Automotive Group, Inc.*,1	1,753	255,482

Big Lots, Inc.	2,500	107,325

Bloomin’ Brands, Inc.	2,004	38,918

Boot Barn Holdings, Inc.*,1	20,976	909,519

Brinker International, Inc.	28,616	1,618,807

Camping World Holdings, Inc., Class A	22,304	581,019

Core-Mark Holding Co., Inc.	2,773	81,443

Crocs, Inc.*	21,141	1,324,695

Deckers Outdoor Corp.*	5,969	1,711,790

Fiverr International, Ltd. (Israel)*	2,921	569,887

Helen of Troy, Ltd.*,1	3,724	827,436

Hibbett Sports, Inc.*	14,011	647,028

Installed Building Products, Inc.*	4,654	474,382

Jack in the Box, Inc.	8,312	771,354

KB Home	3,800	127,376

La-Z-Boy, Inc.	9,920	395,213

LGI Homes, Inc.*,1	8,359	884,800

Magnite, Inc.*,1	135,608	4,164,522

Malibu Boats, Inc., Class A*	11,893	742,599

Marriott Vacations Worldwide Corp.	2,121	291,044

Meritage Homes Corp.*	1,900	157,358

Murphy USA, Inc.	2,592	339,215

National Vision Holdings, Inc.*,1	25,570	1,158,065

Papa John’s International, Inc.	1,723	146,197

Patrick Industries, Inc.	1,800	123,030

Penn National Gaming, Inc.*	10,202	881,147

Perdoceo Education Corp.*	3,907	49,345

Planet Fitness, Inc., Class A*	6,596	512,048

Rent-A-Center, Inc.*	23,948	916,969

RH*,1	3,291	1,472,788

Shake Shack, Inc., Class A*	2,648	224,497

Shutterstock, Inc.	7,587	543,988

	Shares	Value

Skyline Champion Corp.*	74,031	$2,290,519

Sleep Number Corp.*	3,993	326,867

Sonos, Inc.*	21,853	511,142

Sportsman’s Warehouse Holdings, Inc.*	29,800	522,990

Stamps.com, Inc.*	4,037	792,019

Stitch Fix, Inc., Class A*,1	12,038	706,871

Texas Roadhouse, Inc.*	25,289	1,976,588

TopBuild Corp.*	12,218	2,249,089

Visteon Corp.*	2,814	353,213

Wingstop, Inc.	5,944	787,877

WW International, Inc.*	8,104	197,738

YETI Holdings, Inc.*	23,965	1,640,884

Total Consumer Discretionary		35,405,083

Consumer Staples - 2.9%

B&G Foods, Inc.[1]	9,827	272,503

BJ’s Wholesale Club Holdings, Inc.*	23,817	887,898

The Boston Beer Co., Inc., Class A*	665	661,203

Central Garden & Pet Co.*,1	11,300	436,293

elf Beauty, Inc.*	74,614	1,879,526

Freshpet, Inc.*	4,620	655,994

Grocery Outlet Holding Corp.*	58,691	2,303,622

John B Sanfilippo & Son, Inc.	426	33,594

Vector Group, Ltd.	9,241	107,657

Total Consumer Staples		7,238,290

Energy - 0.4%

Cactus, Inc., Class A	8,000	208,560

Magnolia Oil & Gas Corp., Class A*,1	25,946	183,179

ProPetro Holding Corp.*	20,921	154,606

Select Energy Services, Inc., Class A*	86,405	354,260

Total Energy		900,605

Financials - 4.3%

Artisan Partners Asset Management, Inc., Class A	20,957	1,054,975

Banc of California, Inc.	98,019	1,441,860

Brightsphere Investment Group, Inc.	10,822	208,648

BRP Group, Inc.*	3,462	103,756

Cowen, Inc., Class A	3,256	84,623

Federated Investors, Inc.	17,800	514,242

Goosehead Insurance, Inc., Class A1	7,490	934,452

Green Dot Corp., Class A*	4,470	249,426

Heritage Insurance Holdings, Inc.	11,923	120,780

Home BancShares, Inc.	96,015	1,870,372

Houlihan Lokey, Inc.	1,299	87,332

Kinsale Capital Group, Inc.*	1,588	317,807

The accompanying notes are an integral part of these financial statements.

21

AMG Managers Special Equity Fund Schedule of Portfolio Investments (continued)

	Shares	Value

Financials - 4.3% (continued)

Lemonade, Inc.*,1	2,666	$326,585

LendingTree, Inc.*,1	3,390	928,148

PJT Partners, Inc., Class A	8,648	650,762

PROG Holdings, Inc.	1,100	59,257

Selective Insurance Group, Inc.	3,935	263,566

Trupanion, Inc. *	5,876	703,416

Walker & Dunlop, Inc.	4,400	404,888

Western Alliance Bancorp.	5,107	306,165

Total Financials		10,631,060

Health Care - 32.6%

Acceleron Pharma, Inc.*,1	5,136	657,100

AdaptHealth Corp.*	3,405	127,892

Adaptive Biotechnologies Corp.*	8,421	497,934

Addus HomeCare Corp.*	2,600	304,434

Adeptus Health, Inc.*,2,3	24,574	0

Akero Therapeutics, Inc.*	1,608	41,486

Allakos, Inc.*,1	1,848	258,720

Allogene Therapeutics, Inc.*,1	1,900	47,956

Amedisys, Inc.*	1,840	539,727

Amicus Therapeutics, Inc.*	26,052	601,541

Amneal Pharmaceuticals, Inc.*,1	101,904	465,701

AnaptysBio, Inc.*	8,994	193,371

ANI Pharmaceuticals, Inc.*	8,770	254,681

Apellis Pharmaceuticals, Inc.*	7,078	404,862

Arena Pharmaceuticals, Inc.*	7,257	557,555

Arrowhead Pharmaceuticals, Inc.*,1	5,428	416,490

Axonics Modulation Technologies, Inc.*,1	14,930	745,306

Beam Therapeutics, Inc.*,1	3,820	311,865

Berkeley Lights, Inc.*,1	4,815	430,509

BioDelivery Sciences International, Inc.*	61,113	256,675

Biohaven Pharmaceutical Holding Co., Ltd.*	6,392	547,858

BioLife Solutions, Inc.*	36,510	1,456,384

BioTelemetry, Inc.*	26,775	1,929,942

Blueprint Medicines Corp.*	13,773	1,544,642

Bridgebio Pharma, Inc.*,1	16,276	1,157,386

CareDx, Inc.*	18,006	1,304,535

Castle Biosciences, Inc.*	5,011	336,489

Certara, Inc.*	2,626	88,549

Chemed Corp.	865	460,708

ChemoCentryx, Inc.*	9,568	592,451

Collegium Pharmaceutical, Inc.*,1	3,784	75,794

CONMED Corp.	16,320	1,827,840

	Shares	Value

Constellation Pharmaceuticals, Inc.*	17,759	$511,459

Corcept Therapeutics, Inc.*	31,700	829,272

CRISPR Therapeutics AG (Switzerland)*	3,809	583,196

Cross Country Healthcare, Inc.*	55,600	493,172

Deciphera Pharmaceuticals, Inc.*	4,484	255,902

Denali Therapeutics, Inc.*,1	7,155	599,303

Editas Medicine, Inc.*	664	46,553

Emergent BioSolutions, Inc.*	4,504	403,558

Enanta Pharmaceuticals, Inc.*	2,288	96,325

Encompass Health Corp.	4,100	339,029

The Ensign Group, Inc.	4,106	299,410

Fate Therapeutics, Inc.*,1	7,240	658,333

FibroGen, Inc.*,1	4,688	173,878

G1 Therapeutics, Inc.*	3,019	54,312

GenMark Diagnostics, Inc.*	6,600	96,360

Globus Medical, Inc., Class A*	3,549	231,466

Guardant Health, Inc.*	3,120	402,106

Halozyme Therapeutics, Inc.*,1	12,423	530,586

HealthStream, Inc.*	7,700	168,168

Heron Therapeutics, Inc.*,1	3,600	76,194

Heska Corp.*	13,938	2,030,070

HMS Holdings Corp.*	13,300	488,775

Immunovant, Inc.*	6,890	318,249

Inari Medical, Inc.*,1	7,058	616,093

Inogen, Inc.*	2,261	101,021

Inovalon Holdings, Inc., Class A*	13,723	249,347

Inovio Pharmaceuticals, Inc.*,1	5,200	46,020

Insmed, Inc.*,1	25,805	859,048

Inspire Medical Systems, Inc.*	9,452	1,777,827

Intellia Therapeutics, Inc.*	6,270	341,088

Intercept Pharmaceuticals, Inc.*,1	1,000	24,700

Invitae Corp.*,1	14,672	613,436

Iovance Biotherapeutics, Inc.*,1	12,939	600,370

iRhythm Technologies, Inc.*,1	2,239	531,113

Ironwood Pharmaceuticals, Inc.*	25,713	292,871

Karuna Therapeutics, Inc.*,1	3,406	346,016

Keros Therapeutics, Inc.*,1	1,124	79,287

Kodiak Sciences, Inc.*,1	3,016	443,081

Kura Oncology, Inc.*	9,556	312,099

LeMaitre Vascular, Inc.[1]	30,343	1,228,891

LHC Group, Inc.*	10,219	2,179,917

Ligand Pharmaceuticals, Inc.*,1	1,563	155,440

Luminex Corp.	6,000	138,720

The accompanying notes are an integral part of these financial statements.

22

AMG Managers Special Equity Fund Schedule of Portfolio Investments (continued)

	Shares	Value

Health Care - 32.6% (continued)

Medpace Holdings, Inc.*	25,393	$3,534,706

Mesa Laboratories, Inc. [1]	7,844	2,248,404

Mirati Therapeutics, Inc.*	7,101	1,559,664

Myovant Sciences, Ltd. (United Kingdom)*,1	16,374	452,250

Natera, Inc.*	17,909	1,782,304

Neogen Corp.*	32,421	2,570,985

NeoGenomics, Inc.*	52,168	2,808,725

Nevro Corp.*	4,845	838,669

NextCure, Inc.*	3,007	32,776

Ocular Therapeutix, Inc.*	9,795	202,756

Omnicell, Inc.*	4,085	490,282

Osmotica Pharmaceuticals PLC*,1	50,300	207,236

Pacific Biosciences of California, Inc.*	36,581	948,911

Pacira BioSciences, Inc.*	7,736	462,922

PDL BioPharma, Inc.*,3	30,996	68,811

Personalis, Inc.*,1	24,102	882,374

Phreesia, Inc.*	6,755	366,526

PRA Health Sciences, Inc.*	9,158	1,148,780

Protagonist Therapeutics, Inc.*	1,614	32,538

The Providence Service Corp.*	4,200	582,246

PTC Therapeutics, Inc.*	4,988	304,418

Puma Biotechnology, Inc.*	10,815	110,962

R1 RCM, Inc.*	8,859	212,793

REGENXBIO, Inc.*	1,100	49,896

Repligen Corp.*	24,893	4,770,246

Replimune Group, Inc.*	1,248	47,611

Rocket Pharmaceuticals, Inc.*,1	13,825	758,163

Schrodinger, Inc.*	4,524	358,210

Select Medical Holdings Corp.*	22,839	631,727

Seres Therapeutics, Inc.*,1	15,915	389,917

Shockwave Medical, Inc.*	13,549	1,405,302

SI-BONE, Inc.*	10,490	313,651

Silk Road Medical, Inc.*	5,366	337,951

Simulations Plus, Inc.[1]	30,706	2,208,376

SpringWorks Therapeutics, Inc.*	2,570	186,376

Supernus Pharmaceuticals, Inc.*	19,731	496,432

Surgery Partners, Inc.*	5,837	169,331

Sutro Biopharma, Inc.*	3,106	67,431

Syneos Health, Inc.*	8,347	568,681

Tabula Rasa HealthCare, Inc.*,1	20,581	881,690

Tandem Diabetes Care, Inc.*	1,733	165,813

TG Therapeutics Inc.*,1	24,918	1,296,234

	Shares	Value

Tivity Health, Inc.*	20,800	$407,472

Translate Bio, Inc.*,1	3,509	64,671

Travere Therapeutics, Inc.*	9,474	258,214

Turning Point Therapeutics, Inc.*,1	9,504	1,158,062

Twist Bioscience Corp.*	7,007	990,019

Ultragenyx Pharmaceutical, Inc.*,1	5,076	702,671

US Physical Therapy, Inc.	2,178	261,904

Vanda Pharmaceuticals, Inc.*	11,133	146,288

Veracyte, Inc.*	1,898	92,888

Vocera Communications, Inc.*,1	13,335	553,803

Voyager Therapeutics, Inc.*	9,799	70,063

Xencor, Inc.*,1	10,450	455,933

Y-mAbs Therapeutics, Inc.*	1,451	71,839

Total Health Care		81,245,347

Industrials - 11.7%

Advanced Drainage Systems, Inc.	7,579	633,453

Aerojet Rocketdyne Holdings, Inc.*	1,926	101,789

AeroVironment, Inc.*	3,035	263,742

Albany International Corp., Class A	1,275	93,611

Altra Industrial Motion Corp.	7,418	411,180

American Woodmark Corp.*	3,900	366,015

Apogee Enterprises, Inc.	15,842	501,875

ASGN, Inc.*	5,000	417,650

Atkore International Group, Inc.*	13,312	547,256

Atlas Air Worldwide Holdings, Inc.*	8,670	472,862

Axon Enterprise, Inc.*	7,460	914,074

The AZEK Co., Inc.*	11,733	451,134

Builders FirstSource, Inc.*	5,878	239,881

Chart Industries, Inc.*	11,906	1,402,408

Cimpress PLC (Ireland)*	1,488	130,557

Comfort Systems USA, Inc.	8,000	421,280

CSW Industrials, Inc.	1,754	196,290

EMCOR Group, Inc.	5,800	530,468

Evoqua Water Technologies Corp.*	32,286	871,076

Exponent, Inc.	3,406	306,642

Foundation Building Materials, Inc.*	4,400	84,524

Franklin Electric Co., Inc.	4,200	290,682

FuelCell Energy, Inc.*,1	5,412	60,452

Generac Holdings, Inc.*	3,366	765,462

GMS, Inc.*	22,450	684,276

Great Lakes Dredge & Dock Corp.*	4,637	61,069

Helios Technologies, Inc.	6,233	332,157

Kforce, Inc.	3,400	143,106

The accompanying notes are an integral part of these financial statements.

23

AMG Managers Special Equity Fund Schedule of Portfolio Investments (continued)

	Shares	Value

Industrials - 11.7% (continued)

Kratos Defense & Security Solutions, Inc.*	100,848	$2,766,261

Marten Transport, Ltd.	90,088	1,552,216

MasTec, Inc.*,1	6,080	414,534

Mercury Systems, Inc.*	23,184	2,041,583

MYR Group, Inc.*	6,684	401,708

PGT Innovations, Inc.*	2,934	59,678

Plug Power, Inc.*,1	14,440	489,660

Rexnord Corp.	5,976	235,992

Saia, Inc.*	12,203	2,206,302

The Shyft Group, Inc.	1,701	48,274

SiteOne Landscape Supply, Inc.*,1	14,229	2,257,146

SPX Corp.*	2,490	135,805

Sunrun, Inc.*	9,863	684,295

Terex Corp.	3,686	128,605

Tetra Tech, Inc.	4,800	555,744

Thermon Group Holdings, Inc.*	5,613	87,731

TPI Composites, Inc.*	7,338	387,300

Trex Co., Inc.*,1	5,224	437,353

TriNet Group, Inc.*	9,967	803,340

UFP Industries, Inc.	8,800	488,840

Upwork, Inc.*	15,672	540,997

Watts Water Technologies, Inc., Class A	1,698	206,647

XPO Logistics, Inc.*	3,979	474,297

Total Industrials		29,099,279

Information Technology - 28.1%

Advanced Energy Industries, Inc.*	1,293	125,382

Appfolio, Inc., Class A*	8,753	1,575,890

Appian Corp.*,1	8,789	1,424,609

Avalara, Inc.*	2,797	461,197

Avaya Holdings Corp.*	12,848	246,039

Axcelis Technologies, Inc.*	8,239	239,920

Blackbaud, Inc.	5,262	302,881

Blackline, Inc.*	8,659	1,154,937

Box, Inc., Class A*	105,944	1,912,289

Brooks Automation, Inc.	4,522	306,818

Calix, Inc.*	21,530	640,733

Cambium Networks Corp.*	10,000	250,800

Cerence, Inc.*	19,299	1,939,164

CEVA, Inc.*	12,209	555,510

CMC Materials, Inc.	5,548	839,412

Commvault Systems, Inc.*	16,379	906,905

Datto Holding Corp.*	7,055	190,485

	Shares	Value

Digital Turbine, Inc.*	15,232	$861,522

Diodes, Inc.*	13,607	959,293

Domo, Inc., Class B*	10,167	648,350

Endava PLC, ADR (United Kingdom)*	32,042	2,459,223

Enphase Energy, Inc.*	2,928	513,776

Envestnet, Inc.*	3,077	253,206

Everbridge, Inc.*,1	3,622	539,932

EVERTEC, Inc. (Puerto Rico)	28,797	1,132,298

Evo Payments, Inc., Class A*	111,965	3,024,175

ExlService Holdings, Inc.*	5,360	456,297

Five9, Inc.*	6,314	1,101,162

FormFactor, Inc.*	15,325	659,282

Globant SA (Argentina)*	3,649	794,059

Inphi Corp.*	4,790	768,651

Intelligent Systems Corp.*,1	5,562	223,092

InterDigital, Inc.	6,900	418,692

J2 Global, Inc.*	4,585	447,909

Jamf Holding Corp.*	11,247	336,510

Lightspeed POS, Inc. (Canada)*	4,935	347,375

Littelfuse, Inc.	1,823	464,245

LiveRamp Holdings, Inc.*	4,989	365,145

Lumentum Holdings, Inc.*	6,249	592,405

MACOM Technology Solutions Holdings, Inc.*	11,323	623,218

ManTech International Corp., Class A	3,000	266,820

MAXIMUS, Inc.	25,785	1,887,204

MaxLinear, Inc.*	8,459	323,049

Mimecast, Ltd.*	51,512	2,927,942

MKS Instruments, Inc.	6,434	967,995

Monolithic Power Systems, Inc.	1,662	608,674

NeoPhotonics Corp.*	56,900	517,221

NIC, Inc.	4,200	108,486

OSI Systems, Inc.*	6,052	564,167

Paylocity Holding Corp.*	4,481	922,683

Pegasystems, Inc.	26,974	3,594,555

Perspecta, Inc.	18,000	433,440

Plantronics, Inc.	9,769	264,056

Plexus Corp.*	5,500	430,155

Progress Software Corp.	9,500	429,305

Q2 Holdings, Inc.*,1	5,911	747,919

Qualys, Inc.*	18,818	2,293,350

Rapid7, Inc.*,1	10,588	954,614

Repay Holdings Corp.*	64,997	1,771,168

Sailpoint Technologies Holdings, Inc.*,1	15,563	828,574

The accompanying notes are an integral part of these financial statements.

24

AMG Managers Special Equity Fund Schedule of Portfolio Investments (continued)

	Shares	Value

Information Technology - 28.1%
(continued)

Sanmina Corp.*	4,200	$133,938

Sapiens International Corp. NV (Israel)	10,700	327,527

Semtech Corp.*	16,485	1,188,404

Shift4 Payments, Inc.*	16,435	1,239,199

Silicon Laboratories, Inc.*	6,832	869,987

SiTime Corp.*	2,769	309,934

Skillz, Inc.*	21,221	424,420

Sprout Social, Inc., Class A*	12,454	565,536

SPS Commerce, Inc.*	13,834	1,502,234

SunPower Corp.*,1	4,273	109,560

SVMK, Inc.*	29,390	750,914

Sykes Enterprises, Inc.*	8,400	316,428

Tenable Holdings, Inc.*	7,979	416,983

Triterras, Inc., Class A (Singapore)*,1	86,604	955,242

TTEC Holdings, Inc.	6,520	475,504

Varonis Systems, Inc.*	4,448	727,737

WNS Holdings, Ltd., ADR (India)*	48,590	3,500,909

Workiva, Inc.*	48,079	4,404,998

Total Information Technology		70,123,619

Materials - 1.9%

Balchem Corp.	3,557	409,838

Boise Cascade Co.	15,955	762,649

Compass Minerals International, Inc.	3,408	210,342

HB Fuller Co.	4,835	250,840

Koppers Holdings, Inc.*	8,274	257,818

Louisiana-Pacific Corp.	5,400	200,718

Quaker Chemical Corp.*,1	7,960	2,016,984

Trinseo, S.A.	1,621	83,011

Worthington Industries, Inc.	10,700	549,338

Total Materials		4,741,538

Real Estate - 1.1%

eXp World Holdings, Inc.*	5,164	325,952

LTC Properties, Inc., REIT	7,067	274,977

Redfin Corp.*	20,973	1,439,377

The RMR Group, Inc., Class A	15,499	598,571

Uniti Group, Inc., REIT	17,930	210,319

Total Real Estate		2,849,196

Utilities - 0.1%

Chesapeake Utilities Corp.[1]	2,155	233,193

Total Common Stocks (Cost $163,465,317)		245,067,434

	Principal Amount	Value
Short-Term Investments - 6.1%

Joint Repurchase Agreements - 4.1%[4]

Cantor Fitzgerald Securities, Inc., dated 12/31/20, due 01/04/21, 0.070% total to be received $2,172,490 (collateralized by various U.S. Government Agency Obligations, 0.000% -9.500%, 01/25/21 - 10/15/62, totaling $2,215,922)	$2,172,473	$2,172,473

Citadel Securities LLC, dated 12/31/20, due 01/04/21, 0.130% total to be received $2,441,309 (collateralized by various U.S. Treasuries, 0.000% - 7.875%, 01/31/21 -05/15/49, totaling $2,490,137)	2,441,274	2,441,274

Citigroup Global Markets, Inc., dated 12/31/20, due 01/04/21, 0.070% total to be received $2,224,323 (collateralized by various U.S. Government Agency Obligations and U.S. Treasuries, 0.000% - 4.000%, 09/15/21 -01/01/51, totaling $2,268,792)	2,224,306	2,224,306

JVB Financial Group LLC, dated 12/31/20, due 01/04/21, 0.130% total to be received $1,071,998 (collateralized by various U.S. Government Agency Obligations and U.S. Treasuries, 0.125% - 7.000%, 07/01/22 - 12/01/50, totaling $1,093,423)	1,071,983	1,071,983

RBC Dominion Securities, Inc., dated 12/31/20, due 01/04/21, 0.080% total to be received $2,463,814 (collateralized by various U.S. Government Agency Obligations and U.S. Treasuries, 0.000% - 6.000%, 01/05/21 -12/20/50, totaling $2,513,068)	2,463,792	2,463,792

Total Joint Repurchase Agreements		10,373,828

	Shares
Other Investment Companies - 2.0%

Dreyfus Government Cash Management Fund, Institutional Shares, 0.03%[5]	4,424,539	4,424,539

Dreyfus Institutional Preferred Government Money Market Fund, Institutional Shares, 0.03%[5]	241,738	241,738

JPMorgan U.S. Government Money Market Fund, IM Shares, 0.03%[5]	249,063	249,063

Total Other Investment Companies		4,915,340

Total Short-Term Investments (Cost $15,289,168)		15,289,168

Total Investments - 104.4% (Cost $178,754,485)		260,356,602

Other Assets, less Liabilities - (4.4)%		(10,970,069)

Net Assets - 100.0%		$249,386,533

The accompanying notes are an integral part of these financial statements.

25

AMG Managers Special Equity Fund Schedule of Portfolio Investments (continued)

*	Non-income producing security.

[1]

Some of these securities, amounting to $33,497,548 or 13.4% of net assets, were out on loan to various borrowers and are collateralized by cash and various U.S. Treasury Obligations. See Note 4 of Notes to Financial Statements.

[2]	Escrow shares

[3]	Security’s value was determined by using significant unobservable inputs.

[4]	Cash collateral received for securities lending activity was invested in these joint repurchase agreements.
[5]	Yield shown represents the December 31, 2020, seven day average yield, which refers to the sum of the previous seven days’ dividends paid, expressed as an annual percentage.

ADR	American Depositary Receipt

REIT	Real Estate Investment Trust

The following table summarizes the inputs used to value the Fund’s investments by the fair value hierarchy levels as of December 31, 2020:

	Level 1	Level 2	Level 3	Total
Investments in Securities

Common Stocks

Health Care	$81,176,536	—	$68,811	$81,245,347

Information Technology	70,123,619	—	—	70,123,619

Consumer Discretionary	35,405,083	—	—	35,405,083

Industrials	29,099,279	—	—	29,099,279

Financials	10,631,060	—	—	10,631,060

Consumer Staples	7,238,290	—	—	7,238,290

Materials	4,741,538	—	—	4,741,538

Real Estate	2,849,196	—	—	2,849,196

Communication Services	2,600,224	—	—	2,600,224

Energy	900,605	—	—	900,605

Utilities	233,193	—	—	233,193

Short-Term Investments

Joint Repurchase Agreements	—	$10,373,828	—	10,373,828

Other Investment Companies	4,915,340	—	—	4,915,340

Total Investments in Securities	$249,913,963	$10,373,828	$68,811	$260,356,602

The following table below is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value at December 31, 2020:

Common Stocks

Balance as of December 31, 2019	—

Accrued discounts (premiums)	—

Realized gain (loss)	—

Change in unrealized appreciation/depreciation	$(7,749)

Purchases	—

Sales	—

Transfers in to Level 3	76,560

Transfers out of Level 3	—

Balance as of December 31, 2020	$68,811

Net change in unrealized appreciation/depreciation on investments still held at December 31, 2020	$(7,749)

A common stock valued at $76,560 was transferred from Level 2 to Level 3 during the period ended December 31, 2020. For the period January 1, 2020 to December 30, 2020, this security was valued using the last quoted sale price on the primary exchange in accordance with the Fund’s security valuation policy. On December 31, 2020, this security was delisted and valued based on unobservable inputs.

The accompanying notes are an integral part of these financial statements.

26

AMG Managers Special Equity Fund Schedule of Portfolio Investments (continued)

The following table summarizes the quantitative inputs and assumptions used for investments categorized in Level 3 of the fair value hierarchy as of December 31, 2020. The table below is not intended to be all-inclusive, but rather provides information on the significant Level 3 inputs as they relate to the Fund’s fair value measurements:

Quantitative Information about Level 3 Fair Value Measurements

	Fair Value as of December 31, 2020	Valuation Technique(s)	Unobservable Inputs(s)	Range	Median	Impact to Valuation from an Increase in Input(a)

Common Stock	$68,811	Market Approach-Last Trade Price	Discount Rate	10%	N/A	Decrease

(a)

Represents the directional change in the fair value of the Level 3 investments that could have resulted from an increase in the corresponding input as of period end. A decrease to the unobservable input would have had the opposite effect. Significant changes in these inputs may have resulted in a significantly higher or lower fair value measurement at period end.

The accompanying notes are an integral part of these financial statements.

27

Statement of Assets and Liabilities December 31, 2020

	AMG Managers Loomis Sayles Bond Fund	AMG Managers Special Equity Fund
Assets:

Investments at value[1] (including securities on loan valued at $71,118,320, and $33,497,548, respectively)	$1,107,283,638	$260,356,602

Cash	1,050	—

Receivable for investments sold	21,472	550,479

Dividend and interest receivables	9,602,281	36,320

Securities lending income receivable	5,149	11,492

Receivable for Fund shares sold	472,299	45,852

Receivable from affiliate	—	9,474

Prepaid expenses and other assets	27,024	11,522

Total assets	1,117,412,913	261,021,741

Liabilities:

Payable upon return of securities loaned	14,414,099	10,373,828

Payable for investments purchased	117,195	729,265

Payable for Fund shares repurchased	339,806	199,771

Accrued expenses:

Investment advisory and management fees	255,987	185,473

Administrative fees	139,811	30,912

Shareholder service fees	135,834	42,331

Other	188,502	73,628

Total liabilities	15,591,234	11,635,208

Net Assets	$1,101,821,679	$249,386,533

[1] Investments at cost	$989,514,306	$178,754,485

The accompanying notes are an integral part of these financial statements.

28

Statement of Assets and Liabilities (continued)

	AMG Managers Loomis Sayles Bond Fund	AMG Managers Special Equity Fund
Net Assets Represent:

Paid-in capital	$987,891,087	$164,911,883

Total distributable earnings	113,930,592	84,474,650

Net Assets	$1,101,821,679	$249,386,533

Class N:

Net Assets	$555,123,557	$204,793,974

Shares outstanding	19,738,027	1,387,696

Net asset value, offering and redemption price per share	$28.12	$147.58

Class I:

Net Assets	$546,698,122	$44,592,559

Shares outstanding	19,435,847	288,048

Net asset value, offering and redemption price per share	$28.13	$154.81

The accompanying notes are an integral part of these financial statements.

29

Statement of Operations For the fiscal year ended December 31, 2020

	AMG Managers Loomis Sayles Bond Fund	AMG Managers Special Equity Fund

Investment Income:

Dividend income	$1,833,271	$847,129

Interest income	43,863,207	—

Securities lending income	124,587	86,761

Foreign withholding tax	(1,763)	(970)

Total investment income	45,819,302	932,920

Expenses:

Investment advisory and management fees	2,961,644	1,791,619

Administrative fees	1,708,641	298,603

Shareholder servicing fees - Class N	1,426,326	412,143

Shareholder servicing fees - Class I	246,221	—

Reports to shareholders	124,311	20,687

Professional fees	113,557	40,975

Trustee fees and expenses	103,080	17,561

Custodian fees	100,234	96,191

Registration fees	75,571	36,216

Transfer agent fees	64,514	23,547

Miscellaneous	40,253	7,741

Total expenses before offsets	6,964,352	2,745,283

Expense reimbursements	(51,532)	(120,416)

Expense reductions	—	(3,874)

Net expenses	6,912,820	2,620,993

Net investment income (loss)	38,906,482	(1,688,073)

Net Realized and Unrealized Gain:

Net realized gain (loss) on investments	(1,676,881)	17,151,747

Net realized gain on foreign currency transactions	113,864	—

Net change in unrealized appreciation/depreciation on investments	36,441,987	54,091,097

Net change in unrealized appreciation/depreciation on foreign currency translations	4,583	—

Net realized and unrealized gain	34,883,553	71,242,844

Net increase in net assets resulting from operations	$73,790,035	$69,554,771

The accompanying notes are an integral part of these financial statements.

30

Statements of Changes in Net Assets For the fiscal years ended December 31,

	AMG Managers Loomis Sayles Bond Fund		AMG Managers Special Equity Fund

	2020	2019	2020	2019

Increase in Net Assets Resulting From Operations:

Net investment income (loss)	$38,906,482	$49,128,595	$(1,688,073)	$(1,554,626)

Net realized gain (loss) on investments	(1,563,017)	11,340,481	17,151,747	12,387,467

Net change in unrealized appreciation/depreciation on investments	36,446,570	88,163,713	54,091,097	37,417,823

Net increase in net assets resulting from operations	73,790,035	148,632,789	69,554,771	48,250,664

Distributions to Shareholders:

Class N	(19,831,473)	(28,980,193)	(8,646,696)	(40,634,625)

Class I	(20,896,667)	(27,807,755)	(1,785,052)	(8,707,900)

Total distributions to shareholders	(40,728,140)	(56,787,948)	(10,431,748)	(49,342,525)

Capital Share Transactions:[1]

Net increase (decrease) from capital share transactions	(154,973,478)	(678,399,950)	(19,630,632)	8,988,862

Total increase (decrease) in net assets	(121,911,583)	(586,555,109)	39,492,391	7,897,001

Net Assets:

Beginning of year	1,223,733,262	1,810,288,371	209,894,142	201,997,141

End of year	$1,101,821,679	$1,223,733,262	$249,386,533	$209,894,142

[1]	See Note 1(g) of the Notes to Financial Statements.

The accompanying notes are an integral part of these financial statements.

31

AMG Managers Loomis Sayles Bond Fund Financial Highlights For a share outstanding throughout each fiscal year

	For the fiscal years ended December 31,

Class N	2020	2019	2018	2017[1]	2016[2]

Net Asset Value, Beginning of Year	$27.14	$25.49	$26.97	$26.24	$26.19

Income (loss) from Investment Operations:

Net investment income[3,4]	0.90	0.94	0.84	0.91	0.95

Net realized and unrealized gain (loss) on investments	1.03	1.85	(1.33)	0.85	0.40

Total income (loss) from investment operations	1.93	2.79	(0.49)	1.76	1.35

Less Distributions to Shareholders from:

Net investment income	(0.88)	(0.98)	(0.80)	(0.87)	(0.96)

Net realized gain on investments	(0.07)	(0.16)	(0.19)	(0.16)	(0.34)

Total distributions to shareholders	(0.95)	(1.14)	(0.99)	(1.03)	(1.30)

Net Asset Value, End of Year	$28.12	$27.14	$25.49	$26.97	$26.24

Total Return[4]	7.34%[5]	11.10%[5]	(1.82)%[5]	6.77%[5]	5.19%

Ratio of net expenses to average net assets	0.71%	0.72%[6]	0.98%	0.99%	1.00%

Ratio of gross expenses to average net assets[7]	0.72%	0.73%[6]	0.98%[8]	0.99%[8]	1.02%

Ratio of net investment income to average net assets[4]	3.31%	3.53%	3.19%	3.38%	3.52%

Portfolio turnover	25%	20%	9%	4%	27%

Net assets end of year (000’s) omitted	$555,124	$618,381	$715,468	$971,359	$1,234,229

32

AMG Managers Loomis Sayles Bond Fund Financial Highlights For a share outstanding throughout each fiscal year

	For the fiscal years ended December 31,

Class I	2020	2019	2018	2017	2016[2]

Net Asset Value, Beginning of Year	$27.14	$25.49	$26.97	$26.24	$26.19

Income (loss) from Investment Operations:

Net investment income[3,4]	0.95	0.99	0.86	0.94	0.97

Net realized and unrealized gain (loss) on investments	1.05	1.85	(1.32)	0.85	0.40

Total income (loss) from investment operations	2.00	2.84	(0.46)	1.79	1.37

Less Distributions to Shareholders from:

Net investment income	(0.94)	(1.03)	(0.83)	(0.90)	(0.98)

Net realized gain on investments	(0.07)	(0.16)	(0.19)	(0.16)	(0.34)

Total distributions to shareholders	(1.01)	(1.19)	(1.02)	(1.06)	(1.32)

Net Asset Value, End of Year	$28.13	$27.14	$25.49	$26.97	$26.24

Total Return[4,5]	7.57%	11.32%	(1.72)%	6.87%	5.29%

Ratio of net expenses to average net assets	0.50%	0.52%[6]	0.88%	0.89%	0.90%

Ratio of gross expenses to average net assets[7]	0.51%	0.53%[6]	0.88%[8]	0.89%[8]	0.93%

Ratio of net investment income to average net assets[4]	3.52%	3.73%	3.29%	3.48%	3.61%

Portfolio turnover	25%	20%	9%	4%	27%

Net assets end of year (000’s) omitted	$546,698	$605,353	$1,094,820	$1,027,477	$771,782

[1]	Effective February 27, 2017, Class S shares were renamed Class N shares.
[2]	Effective October 1, 2016, the Service Class and Institutional Class were renamed Class S and Class I, respectively.
[3]	Per share numbers have been calculated using average shares.
[4]	Total returns and net investment income would have been lower had certain expenses not been offset.
[5]	The total return is calculated using the published Net Asset Value as of fiscal year end.
[6]	Includes 0.01% of extraordinary expense related to legal expense in support of an investment held in the portfolio.
[7]

Excludes the impact of expense reimbursement or fee waivers and expense reductions such as brokerage credits, but includes expense repayments and non-reimbursable expenses, if any, such as interest, taxes, and extraordinary expenses. (See Note 1(c) and 2 in the Notes to Financial Statements.)

[8]	Ratio includes recapture of reimbursed fees from prior years amounting to 0.04% and 0.07% for the fiscal year ended December 31, 2018 and December 31, 2017, respectively

33

AMG Managers Special Equity Fund Financial Highlights For a share outstanding throughout each fiscal year

	For the fiscal years ended December 31,

Class N	2020	2019	2018	2017[1]	2016[2]

Net Asset Value, Beginning of Year	$111.15	$114.95	$119.45	$99.33	$87.84

Income (loss) from Investment Operations:

Net investment loss[3,4]	(1.03)	(1.03)	(0.91)	(0.79)[5]	(0.43)[6]

Net realized and unrealized gain (loss) on investments	43.88	30.19	(3.59)	20.91	11.92

Total income (loss) from investment operations	42.85	29.16	(4.50)	20.12	11.49

Less Distributions to Shareholders from:

Net realized gain on investments	(6.42)	(32.96)	—	—	—

Net Asset Value, End of Year	$147.58	$111.15	$114.95	$119.45	$99.33

Total Return[4]	38.74%[7]	25.69%[7]	(3.76)%[7]	20.25%[7]	13.08%

Ratio of net expenses to average net assets[8]	1.36%	1.36%	1.36%	1.36%	1.36%

Ratio of gross expenses to average net assets[9]	1.42%	1.42%	1.38%	1.41%	1.50%

Ratio of net investment loss to average net assets[4]	(0.89)%	(0.76)%	(0.69)%	(0.73)%	(0.49)%

Portfolio turnover	100%	96%	113%	81%	120%

Net assets end of year (000’s) omitted	$204,794	$171,801	$170,744	$173,607	$180,008

34

AMG Managers Special Equity Fund Financial Highlights For a share outstanding throughout each fiscal year

	For the fiscal years ended December 31,

Class I	2020	2019	2018	2017	2016[2]

Net Asset Value, Beginning of Year	$116.08	$118.57	$122.90	$101.95	$89.92

Income (loss) from Investment Operations:

Net investment loss[3,4]	(0.77)	(0.72)	(0.60)	(0.54)[5]	(0.22)[6]

Net realized and unrealized gain (loss) on investments	45.92	31.19	(3.73)	21.49	12.25

Total income (loss) from investment operations	45.15	30.47	(4.33)	20.95	12.03

Less Distributions to Shareholders from:

Net realized gain on investments	(6.42)	(32.96)	—	—	—

Net Asset Value, End of Year	$154.81	$116.08	$118.57	$122.90	$101.95

Total Return[4]	39.08%[7]	26.02%[7]	(3.52)%[7]	20.55%[7]	13.38%

Ratio of net expenses to average net assets[8]	1.11%	1.11%	1.11%	1.11%	1.11%

Ratio of gross expenses to average net assets[9]	1.17%	1.17%	1.13%	1.16%	1.25%

Ratio of net investment loss to average net assets[4]	(0.64)%	(0.51)%	(0.44)%	(0.48)%	(0.24)%

Portfolio turnover	100%	96%	113%	81%	120%

Net assets end of year (000’s) omitted	$44,593	$38,093	$31,253	$26,865	$19,647

[1]	Effective February 27, 2017, Class S shares were renamed Class N shares.

[2]	Effective October 1, 2016, the Service Class and Institutional Class were renamed Class S and Class I, respectively.

[3]	Per share numbers have been calculated using average shares.

[4]	Total returns and net investment loss would have been lower had certain expenses not been offset.

[5]	Includes non-recurring dividends. Without these dividends, net investment loss per share would have been $(0.84) and $(0.59) for Class N and Class I respectively.

[6]	Includes non-recurring dividends. Without these dividends, net investment loss per share would have been $(0.49) and $(0.28) for Class N and Class I respectively.

[7]	The total return is calculated using the published Net Asset Value as of fiscal year end.

[8]	Includes reduction from broker recapture amounting to less than 0.01% for the fiscal years ended 2020, 2019, 2018, 2017 and 2016, respectively.

[9]

Excludes the impact of expense reimbursement or fee waivers and expense reductions such as brokerage credits, but includes expense repayments and non-reimbursable expenses, if any, such as interest, taxes, and extraordinary expenses. (See Note 1(c) and 2 in the Notes to Financial Statements.)

35

Notes to Financial Statements December 31, 2020

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

AMG Funds III (the “Trust”) is an open-end management investment company, organized as a Massachusetts business trust, and registered under the Investment Company Act of 1940, as amended (the “1940 Act”). Currently, the Trust consists of a number of different funds, each having distinct investment management objectives, strategies, risks, and policies. Included in this report are AMG Managers Loomis Sayles Bond Fund (“Bond”) and AMG Managers Special Equity Fund (“Special Equity”), each a “Fund” and collectively, the “Funds”.

Each Fund offers different classes of shares. Both Funds offer Class N and Class I shares. Each class represents an interest in the same assets of the respective Fund. Although all share classes generally have identical voting rights, each share class votes separately when required by law. Different share classes may have different net asset values per share to the extent the share classes pay different distribution amounts and/or the expenses of such share classes differ. Each share class has its own expense structure. Please refer to a current prospectus for additional information on each share class.

Market disruptions associated with the COVID-19 pandemic have had a global impact, and uncertainty exists as to the long-term implications. Such disruptions can adversely affect assets of the Funds and thus Fund performance.

Certain instruments held by a Fund may pay an interest rate based on the London Interbank Offered Rate (“LIBOR”), which is the offered rate for short-term loans between certain major international banks. LIBOR is expected to be phased out by the end of 2021. While the effect of the phase out cannot yet be determined, it may result in, among other things, increased volatility or illiquidity in markets for instruments based on LIBOR and changes in the value of some LIBOR-based investments or the effectiveness of new hedges placed against existing LIBOR-based investments. These effects could occur prior to the end of 2021. There also remains uncertainty and risk regarding the willingness and ability of issuers to include enhanced provisions in new and existing contracts or instruments. All of the aforementioned may adversely affect a Fund’s performance or net asset value.

The Funds’ financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”), including accounting and reporting guidance pursuant to Accounting Standards Codification Topic 946 applicable to investment companies. U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates and such differences could be material. The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements:

a. VALUATION OF INVESTMENTS

Equity securities traded on a national securities exchange or reported on the NASDAQ national market system (“NMS”) are valued at the last quoted sales price on the primary exchange or, if applicable, the NASDAQ official closing price or the official closing price of the relevant exchange or, lacking any sales, at the last quoted bid price or the mean between the last quoted bid and ask prices (the “mean price”). Equity securities traded in the over-the-counter market (other than NMS securities) are valued at the mean price. Foreign equity securities (securities principally traded in markets other than U.S. markets) are valued at the official closing price on the primary exchange or, for markets that either do not offer an official closing price or where the official closing price may not be representative of the overall market, the last quoted sale price.

Fixed income securities purchased with a remaining maturity exceeding 60 days are valued at the evaluated mean price provided by an authorized pricing service or, if an evaluated price is not available, by reference to other securities which are considered comparable in credit rating, interest rate, due date and other features (generally referred to as “matrix pricing”) or other similar pricing methodologies. Investments in certain mortgage-backed and stripped mortgage-backed securities, preferred stocks, convertible securities, derivatives and other debt securities not traded on an organized securities market are valued on the basis of valuations provided by dealers or by a pricing service which uses information with respect to transactions in such securities and various relationships between such securities and yield to maturity in determining value.

Fixed income securities purchased with a remaining maturity of 60 days or less are valued at amortized cost, provided that the amortized cost value is approximately the same as the fair value of the security valued without the use of amortized cost. Investments in other open-end registered investment companies are valued at their end of day net asset value per share.

The Funds’ portfolio investments are generally valued based on independent market quotations or prices or, if none, “evaluative” or other market based valuations provided by third party pricing services approved by the Board of Trustees of the Trust (the “Board”). Under certain circumstances, the value of certain Fund portfolio investments may be based on an evaluation of fair value, pursuant to procedures established by and under the general supervision of the Board. The Valuation Committee, which is comprised of the Independent Trustees of the Board, and the Pricing Committee, which is comprised of representatives from AMG Funds LLC (the “Investment Manager”) are the committees appointed by the Board to make fair value determinations. Each Fund may use the fair value of a portfolio investment to calculate its net asset value (“NAV”) in the event that the market quotation, price or market based valuation for the portfolio investment is not readily available or otherwise not determinable pursuant to the Board’s valuation procedures, if the Investment Manager or the Pricing Committee believes the quotation, price or market based valuation to be unreliable, or in certain other circumstances. When determining the fair value of an investment, the Pricing Committee and, if required under the Trust’s securities valuation procedures, the Valuation Committee, seeks to determine the price that the Fund might reasonably expect to receive from current sale of that portfolio investment in an arms-length transaction. Fair value determinations shall be based upon consideration of all available facts and information, including, but not limited to (i) attributes specific to the investment; (ii) fundamental and analytical data relating to the investment; and (iii) the value of other comparable securities or relevant financial instruments, including derivative securities, traded on other markets or among dealers.

The values assigned to fair value portfolio investments are based on available information and do not necessarily represent amounts that might ultimately be realized in the future, since such amounts depend on future developments inherent in long-term investments. Because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and the differences could be material. The Board will be presented with a quarterly report showing as of the most recent quarter end, all outstanding securities fair valued by the Funds, including a comparison with the prior quarter end and the percentage of the Funds that the security represents at each quarter end.

36

Notes to Financial Statements (continued)

With respect to foreign equity securities and certain foreign fixed income securities, the Board has adopted a policy that securities held in the Funds that can be fair valued by the applicable fair value pricing service are fair valued on each business day provided that each individual price exceeds a pre-established confidence level.

U.S. GAAP defines fair value as the price that a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP also establishes a framework for measuring fair value, and a three level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Funds.

Unobservable inputs reflect the Funds’ own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation.

The three-tier hierarchy of inputs is summarized below:

Level 1 – inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies)

Level 2 – other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs) (e.g., debt securities, government securities, foreign currency exchange contracts, swaps, foreign securities utilizing international fair value pricing, fair valued securities with observable inputs)

Level 3 – inputs are significant unobservable inputs (including the Fund’s own assumptions used to determine the fair value of investments) (e.g., fair valued securities with unobservable inputs)

Changes in inputs or methodologies used for valuing investments may result in a transfer in or out of levels within the fair value hierarchy. The inputs or methodologies used for valuing investments may not necessarily be an indication of the risk associated with investing in those investments.

b. SECURITY TRANSACTIONS

Security transactions are accounted for as of trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

c. INVESTMENT INCOME AND EXPENSES

Dividend income is recorded on the ex-dividend date. Dividends from foreign securities are recorded on the ex-dividend date, and if after the fact, as soon as the Funds become aware of the ex-dividend date. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned. Dividend and interest income on foreign securities is recorded gross of any withholding tax. Non-cash dividends included in dividend income, if any, are reported at the fair market value of the securities received. Other income and expenses are recorded on an accrual basis. Expenses that cannot be directly attributed to a Fund are apportioned among the funds in the Trust and other trusts or funds within the AMG Funds Family of Funds (collectively the “AMG Funds Family”) based upon their relative average net assets or number of shareholders. Investment income, realized and unrealized capital gains and losses, the common expenses of each Fund, and certain fund level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of each Fund.

Special Equity had certain portfolio trades directed to various brokers under a brokerage recapture program. Credits received from the brokerage recapture program are earned and paid on a monthly basis, and are recorded as expense offsets, which serve to reduce the Funds’ overall expense ratio. For the fiscal year ended December 31, 2020, the impact on the expenses and expense ratios was $3,874 or less than 0.01%.

d. DIVIDENDS AND DISTRIBUTIONS

Fund distributions resulting from either net investment income or realized net capital gains, if any, will normally be declared and paid at least annually in December. Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined in accordance with federal income tax regulations, which may differ from net investment income and net realized capital gains for financial statement purposes (U.S. GAAP). Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Permanent book and tax basis differences, if any, relating to shareholder distributions will result in reclassifications to paid-in capital. Temporary differences arise when certain items of income, expense and gain or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Permanent differences are due to prior year REIT True-ups. Temporary differences are due to wash sale loss deferrals, the deferral of qualified late year losses, convertible bonds and contingent payment debt instrument adjustments.

The tax character of distributions paid during the fiscal years ended December 31, 2020 and December 31, 2019 were as follows:

	Bond		Special Equity
Distributions paid from:	2020	2019	2020	2019

Ordinary income *	$38,079,582	$36,811,003	—	$7,505,091

Long-term capital gains	2,648,558	19,976,945	$10,431,748	41,837,434

	$40,728,140	$56,787,948	$10,431,748	$49,342,525

* For tax purposes, short-term capital gain distributions, if any, are considered ordinary income distributions.

37

Notes to Financial Statements (continued)

As of December 31, 2020, the components of distributable earnings (excluding unrealized appreciation/depreciation) on a tax basis consisted of:

	Bond	Special Equity

Undistributed ordinary income	$200,763	$1,195,707

Undistributed long-term capital gains	—	4,127,875

Late-year loss deferral	3,865,403	—

At December 31, 2020, the cost of investments and the aggregate gross unrealized appreciation and depreciation for federal income tax purposes were as follows:

Fund	Cost	Appreciation	Depreciation	Net Appreciation

Bond	$989,695,412	$154,130,741	$(36,535,509)	$117,595,232

Special Equity	181,205,534	84,630,267	(5,479,199)	79,151,068

e. FEDERAL TAXES

Each Fund currently qualifies as an investment company and intends to comply with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, and to distribute substantially all of its taxable income and gains to its shareholders and to meet certain diversification and income requirements with respect to investment companies. Therefore, no provision for federal income or excise tax is included in the accompanying financial statements.

Additionally, based on each Fund’s understanding of the tax rules and rates related to income, gains and transactions for the foreign jurisdictions in which it invests, each Fund will provide for foreign taxes, and where appropriate, deferred foreign taxes.

Management has analyzed the Funds’ tax positions taken on federal income tax returns as of December 31, 2020, and for all open tax years (generally, the three prior taxable years), and has concluded that no provision for federal income tax is required in the Funds’ financial statements. Additionally, Management is not aware of any tax position for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

f. CAPITAL LOSS CARRYOVERS AND DEFERRALS

As of December 31, 2020, the Funds had no capital loss carryovers for federal income tax purposes. Should the Funds incur net capital losses for the fiscal year ended December 31, 2021, such amounts may be used to offset future realized capital gains indefinitely, and retain their character as short-term and/or long-term.

g. CAPITAL STOCK

The Trust’s Declaration of Trust authorizes for each Fund the issuance of an unlimited number of shares of beneficial interest, without par value. Each Fund records sales and repurchases of its capital stock on the trade date.

For the fiscal years ended December 31, 2020 and December 31, 2019, the capital stock transactions by class for the Funds were as follows:

	Bond				Special Equity

	December 31, 2020		December 31, 2019		December 31, 2020		December 31, 2019

	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Class N:

Proceeds from sale of shares	2,974,694	$80,948,805	3,416,998	$90,763,873	32,466	$3,813,396	65,788	$8,856,577

Reinvestment of distributions	712,467	19,290,277	1,051,262	28,038,056	58,454	8,351,282	354,078	38,909,669

Cost of shares repurchased	(6,734,473)	(180,090,308)	(9,751,128)	(261,380,964)	(248,844)	(27,811,616)	(359,581)	(46,144,528)

Net increase (decrease)	(3,047,312)	$(79,851,226)	(5,282,868)	$(142,579,035)	(157,924)	$(15,646,938)	60,285	$1,621,718

Class I:

Proceeds from sale of shares	5,277,165	$142,427,000	8,666,428	$231,939,268	53,503	$6,681,747	53,673	$7,476,323

Reinvestment of distributions	741,223	20,066,494	1,007,830	26,817,303	11,788	1,766,664	75,043	8,611,172

Cost of shares repurchased	(8,884,854)	(237,615,746)	(30,324,739)	(794,577,486)	(105,414)	(12,432,105)	(64,117)	(8,720,351)

Net increase (decrease)	(2,866,466)	$(75,122,252)	(20,650,481)	$(535,820,915)	(40,123)	$(3,983,694)	64,599	$7,367,144

38

Notes to Financial Statements (continued)

h. REPURCHASE AGREEMENTS AND JOINT REPURCHASE AGREEMENTS

The Funds may enter into third-party repurchase agreements for temporary cash management purposes and third-party or bilateral joint repurchase agreements for reinvestment of cash collateral on securities lending transactions under the securities lending program offered by The Bank of New York Mellon (“BNYM”) (the “Program”) (collectively, “Repurchase Agreements”). The value of the underlying collateral, including accrued interest, must equal or exceed the value of the Repurchase Agreements during the term of the agreement. For joint repurchase agreements, the Funds participate on a pro rata basis with other clients of BNYM in its share of the underlying collateral under such joint repurchase agreements and in its share of proceeds from any repurchase or other disposition of the underlying collateral. The underlying collateral for all Repurchase Agreements is held in safekeeping by the Funds’ custodian or at the Federal Reserve Bank. If the seller defaults and the value of the collateral declines, or if bankruptcy proceedings commence with respect to the seller of the security, realization of the collateral by the Funds may be delayed or limited. Pursuant to the Program, the Funds are indemnified for such losses by BNYM on joint repurchase agreements.

At December 31, 2020, the market value of Repurchase Agreements outstanding for Bond and Special Equity was $14,414,099 and $10,373,828, respectively.

i. FOREIGN CURRENCY TRANSLATION

The books and records of the Funds are maintained in U.S. dollars. The value of investments, assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon current foreign exchange rates. Purchases and sales of foreign investments, income and expenses are converted into U.S. dollars based on currency exchange rates prevailing on the respective dates of such transactions. Net realized and unrealized gain (loss) on foreign currency transactions represent: (1) foreign exchange gains and losses from the sale and holdings of foreign currencies; (2) gains and losses between trade date and settlement date on investment securities transactions and foreign currency exchange contracts; and (3) gains and losses from the difference between amounts of interest and dividends recorded and the amounts actually received.

The Funds do not isolate the net realized and unrealized gain or loss resulting from changes in exchange rates from the fluctuations in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

2. AGREEMENTS AND TRANSACTIONS WITH AFFILIATES

For each of the Funds, the Trust has entered into an investment advisory agreement under which the Investment Manager, a subsidiary and the U.S. retail distribution arm of Affiliated Managers Group, Inc. (“AMG”), serves as investment manager to the Funds and is responsible for the Funds’ overall administration and operations. The Investment Manager selects one or more subadvisers for the Funds (subject to Board approval) and monitors each subadviser’s investment performance, security holdings and investment strategies. Each Fund’s investment portfolio is managed by one or more portfolio managers who serve pursuant to a subadvisory agreement with the Investment Manager. Bond is managed by Loomis, Sayles & Company, L.P. and Special Equity is managed by Ranger Investment Management L.P., Lord, Abbett & Co. LLC (“Lord Abbett”), Smith Asset Management Group L.P. and Federated Hermes, Inc.

Investment management fees are paid directly by the Funds to the Investment Manager based on average daily net assets. For the fiscal year ended

December 31, 2020, the Funds’ investment management fees were paid at the following annual rates of each Fund’s respective average daily net assets:

Bond	0.26%

Special Equity	0.90%

The Investment Manager has contractually agreed, through at least May 1, 2021, to waive management fees and/or pay or reimburse fund expenses in order to limit total annual Fund operating expenses after fee waiver and expense reimbursements (exclusive of taxes, interest (including interest incurred in connection with bank and custody overdrafts, and in connection with securities sold short), shareholder servicing fees, distribution and service (12b-1) fees, brokerage commissions and other transaction costs, dividends payable with respect to securities sold short, acquired fund fees and expenses and extraordinary expenses) of Bond and Special Equity to the annual rate of 0.46% and 1.11%, respectively, of each Fund’s average daily net assets (this annual rate or such other annual rate that may be in effect from time to time, the “Expense Cap”), subject to later reimbursement by the Funds in certain circumstances.

In general, for a period of up to 36 months after the date any amounts are paid, waived or reimbursed by the Investment Manager, the Investment Manager may recover such amounts from a Fund, provided that such repayment would not cause the Fund’s total annual operating expenses after fee waiver and expense reimbursements (exclusive of the items noted in the parenthetical above) to exceed either (i) the Expense Cap in effect at the time such amounts were paid, waived or reimbursed, or (ii) the Expense Cap in effect at the time of such repayment by the Fund.

The contractual expense limitation may only be terminated in the event the Investment Manager or a successor ceases to be the investment manager of a Fund or a successor fund, by mutual agreement between the Investment Manager and the Board, or in the event of a Fund’s liquidation unless the Fund is reorganized or is a party to a merger in which the surviving entity is successor to the accounting and performance information of a Fund.

At December 31, 2020, the Funds’ expiration of reimbursements subject to recoupment is as follows:

Expiration Period	Bond	Special Equity

Less than 1 year	—	$54,349

1-2 years	$67,260	121,521

2-3 years	51,532	120,416

Total	$118,792	$296,286

The Trust, on behalf of the Funds, has entered into an amended and restated Administration Agreement under which the Investment Manager serves as the Funds’ administrator (the “Administrator”) and is responsible for all non-portfolio management aspects of managing the Funds’ operations, including administration and shareholder services to each Fund. Each Fund pays a fee to the Administrator at the rate of 0.15% per annum of the Fund’s average daily net assets for this service.

The Funds are distributed by AMG Distributors, Inc. (the “Distributor”), a wholly-owned subsidiary of the Investment Manager. The Distributor serves as the

39

Notes to Financial Statements (continued)

distributor and underwriter for each Fund and is a registered broker-dealer and member of the Financial Industry Regulatory Authority, Inc. (“FINRA”). Shares of each Fund will be continuously offered and will be sold directly to prospective purchasers and through brokers, dealers or other financial intermediaries who have executed selling agreements with the Distributor. Generally the Distributor bears all or a portion of the expenses of providing services pursuant to the distribution agreement, including the payment of the expenses relating to the distribution of prospectuses for sales purposes and any advertising or sales literature.

For Class N shares of Bond and Special Equity and for Class I shares of Bond, the Board has approved reimbursement payments to the Investment Manager for shareholder servicing expenses (“shareholder servicing fees”) incurred.

Shareholder servicing fees include payments to financial intermediaries, such as broker-dealers (including fund supermarket platforms), banks, and trust companies who provide shareholder recordkeeping, account servicing and other services. The Class N shares of Bond and Special Equity and Class I shares of Bond may reimburse the Investment Manager for the actual amount incurred up to a maximum annual rate of each Class’s average daily net assets as shown in the table below.

The impact on the annualized expense ratios for the fiscal year ended December 31, 2020, were as follows:

Fund	Maximum Annual Amount Approved	Actual Amount Incurred

Bond

Class N	0.25%	0.25%

Class I*	0.04%	0.04%

Special Equity

Class N	0.25%	0.25%

* Prior to May 1, 2020, the maximum annual amount approved was 0.05%.

The Board provides supervision of the affairs of the Trust and other trusts within the AMG Funds Family. The Trustees of the Trust who are not affiliated with the Investment Manager receive an annual retainer and per meeting fees for regular, special and telephonic meetings, and they are reimbursed for out-of-pocket expenses incurred while carrying out their duties as Board members. The Chairman of the Board and the Audit Committee Chair receive additional annual retainers. Certain Trustees and Officers of the Funds are Officers and/or Directors of the Investment Manager, AMG and/or the Distributor.

The Securities and Exchange Commission (the “SEC”) granted an exemptive order that permits the Funds to lend and borrow money for certain temporary purposes directly to and from other eligible funds in the AMG Funds Family. Participation in this interfund lending program is voluntary for both the borrowing and lending funds, and an interfund loan is only made if it benefits each participating fund. The Administrator manages the program according to procedures approved by the Board, and the Board monitors the operation of the program. An interfund loan must comply with certain conditions set out in the exemptive order, which are designed to assure fairness and protect all participating funds. The interest earned and interest paid on interfund loans are included on the Statement of Operations as interest income and miscellaneous expense, respectively. At December 31, 2020, the Funds had no interfund loans outstanding.

The following Fund utilized the interfund loan program during the fiscal year ended December 31, 2020 as follows:

Fund	Average Borrowed	Number of Days	Interest Paid	Average Interest Rate

Bond	$3,600,142	1	$195	1.980%

For the fiscal year ended December 31, 2020, Special Equity executed security transactions with other funds affiliated with Lord, Abbett. Each of the transactions were executed at the closing price of the security transacted and with no commissions under Rule 17a-7 procedures approved by the Board. The amounts purchased and sold during the fiscal year ended December 31, 2020, are reflected in the following chart:

	Number of Transactions	Total Quantity	Cost/Proceeds

Purchases	7	9,924	$359,493

Sales*	4	1,785	258,325

* Realized gain was $167,997.

3. PURCHASES AND SALES OF SECURITIES

Purchases and sales of securities (excluding short-term securities and U.S. Government Obligations) for the fiscal year ended December 31, 2020, were as follows:

	Long Term Securities

Fund	Purchases	Sales

Bond	$75,498,355	$110,814,773

Special Equity	194,982,036	226,839,891

Purchases and sales of U.S. Government Obligations for the fiscal year ended December 31, 2020 were as follows:

	U.S. Government Obligations

Fund	Purchases	Sales

Bond	$195,946,225	$260,972,003

Special Equity	—	—

4. PORTFOLIO SECURITIES LOANED

The Funds participate in the Program providing for the lending of securities to qualified borrowers. Securities lending income includes earnings of such temporary cash investments, plus or minus any rebate to a borrower. These earnings (after any rebate) are then divided between BNYM, as a fee for its services under the Program, and the Funds, according to agreed-upon rates. Collateral on all securities loaned is accepted in cash, U.S. Treasury Obligations or U.S. Government Agency Obligations. Collateral is maintained at a minimum level of 102% (105% in the case of certain foreign securities) of the market value, plus interest, if applicable, of investments on loan. It is the Funds’ policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. Lending securities entails a risk of loss to the Funds if and

40

Notes to Financial Statements (continued)

to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. Under the terms of the Program, the Funds are indemnified for such losses by BNYM. Cash collateral is held in separate omnibus accounts managed by BNYM, who is authorized to exclusively enter into joint repurchase agreements for that cash collateral. Securities collateral is held in separate omnibus accounts managed by BNYM that cannot be sold or pledged. BNYM bears the risk of any deficiency in the amount of the cash collateral available for return to the borrower due to any loss on the collateral invested. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities as soon as practical, which is normally within three business days.

The value of securities loaned on positions held, cash collateral and securities collateral received at December 31, 2020, were as follows:

Fund	Securities Loaned	Cash Collateral Received	Securities Collateral Received	Total Collateral Received

Bond	$71,118,320	$14,414,099	$58,109,552	$72,523,651

Special Equity	33,497,548	10,373,828	24,201,040	34,574,868

The following table summarizes the securities received as collateral for securities lending at December 31, 2020:

Fund	Collateral Type	Coupon Range	Maturity Date Range

Bond	U.S. Government Agency Obligations	0.000%-9.500%	01/01/21-01/01/51

	U.S. Treasury Obligations	0.125%-5.250%	09/30/21-08/15/49

Special Equity	U.S. Treasury Obligations	0.000%-8.125%	01/15/21-11/15/50

5. FOREIGN SECURITIES

Bond invests in securities of foreign entities and in instruments denominated in foreign currencies which involve risks not typically associated with investments in domestic securities. Non-domestic securities carry special risks, such as exposure to currency fluctuations, less developed or less efficient trading markets, political instability, a lack of company information, differing auditing and legal standards, and, potentially, less liquidity. Realized gains in certain countries may be subject to foreign taxes at the Fund level and the Fund would pay such foreign taxes at the appropriate rate for each jurisdiction.

6. COMMITMENTS AND CONTINGENCIES

Under the Trust’s organizational documents, its trustees and officers are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Funds may enter into contracts and agreements that contain a variety of representations and warranties, which provide general indemnifications. The maximum exposure to the Funds under these arrangements is unknown, as this would involve future claims that may be made against a Fund that have not yet occurred. However, based on experience, the Funds had no prior claims or losses and expect the risks of loss to be remote.

7. RISKS ASSOCIATED WITH HIGH YIELD SECURITIES

Investing in high yield securities involves greater risks and considerations not typically associated with U.S. Government and other high quality/investment grade securities. High yield securities are generally below investment grade securities and do not have an established retail secondary market. Economic downturns may disrupt the high yield market and impair the issuer’s ability to repay principal and interest. Also, an increase in interest rates would likely have an adverse impact on the value of such obligations and could cause the securities to become less liquid.

8. MASTER NETTING AGREEMENTS

The Funds may enter into master netting agreements with their counterparties for the securities lending program and Repurchase Agreements, which provide the right, in the event of default (including bankruptcy or insolvency) for the non-defaulting party to liquidate the collateral and calculate net exposure to the defaulting party or request additional collateral. For financial reporting purposes, the Funds do not offset financial assets and financial liabilities that are subject to master netting agreements in the Statement of Assets and Liabilities. For securities lending transactions, see Note 4.

41

Notes to Financial Statements (continued)

The following table is a summary of the Funds’ open Repurchase Agreements that are subject to a master netting agreement as of December 31, 2020:

		Gross Amount Not Offset in the Statement of Assets and Liabilities

Fund	Gross Amounts of Assets Presented in the Statement of Assets and Liabilities	Offset Amount	Net Asset Balance	Collateral Received	Net Amount

Bond

Cantor Fitzgerald Securities, Inc.	$2,499,126	—	$2,499,126	$2,499,126	—

Citadel Securities LLC	2,448,727	—	2,448,727	2,448,727	—

Deutsche Bank Securities, Inc.	1,358,684	—	1,358,684	1,358,684	—

JVB Financial Group LLC	1,087,231	—	1,087,231	1,087,231	—

Mirae Asset Securities USA, Inc.	1,116,513	—	1,116,513	1,116,513	—

RBC Dominion Securities, Inc.	3,423,361	—	3,423,361	3,423,361	—

State of Wisconsin Investment

Board	2,480,457	—	2,480,457	2,480,457	—

Total	$14,414,099	—	$14,414,099	$14,414,099	—

Special Equity

Cantor Fitzgerald Securities, Inc.	$2,172,473	—	$2,172,473	$2,172,473	—

Citadel Securities LLC	2,441,274	—	2,441,274	2,441,274	—

Citigroup Global Markets, Inc.	2,224,306	—	2,224,306	2,224,306	—

JVB Financial Group LLC	1,071,983	—	1,071,983	1,071,983	—

RBC Dominion Securities, Inc.	2,463,792	—	2,463,792	2,463,792	—

Total	$10,373,828	—	$10,373,828	$10,373,828	—

9. SUBSEQUENT EVENTS

The Funds have determined that no material events or transactions occurred through the issuance date of the Funds’ financial statements which require an additional disclosure in or adjustment of the Funds’ financial statements.

42

Report of Independent Registered Public Accounting Firm

TO THE BOARD OF TRUSTEES OF AMG FUNDS III AND SHAREHOLDERS OF AMG MANAGERS LOOMIS SAYLES BOND FUND AND AMG MANAGERS SPECIAL EQUITY FUND

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of portfolio investments, of AMG Managers Loomis Sayles Bond Fund and AMG Managers Special Equity Fund (two of the funds constituting AMG Funds III, referred to hereafter as the “Funds”) as of December 31, 2020, the related statements of operations for the year ended December 31, 2020, the statements of changes in net assets for each of the two years in the period ended December 31, 2020, including the related notes, and the financial highlights for each of the five years in the ended period December 31, 2020 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Funds as of December 31, 2020, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period December 31, 2020, and each of the financial highlights for each of the five years in the period ended December 31, 2020, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2020, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

February 23, 2021

We have served as the auditor of one or more investment companies in AMG Funds Family since 1993.

43

Other Information (unaudited)

TAX INFORMATION

AMG Managers Loomis Sayles Bond Fund and AMG Managers Special Equity Fund each hereby designates the maximum amount allowable of its net taxable income as qualified dividends as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003. The 2020 Form 1099-DIV you receive for each Fund will show the tax status of all distributions paid to you during the year.

Pursuant to section 852 of the Internal Revenue Code, AMG Managers Loomis Sayles Bond Fund and AMG Managers Special Equity Fund each hereby designates $2,648,558 and $10,431,748, respectively, as a capital gain distribution with respect to the taxable year ended December 31, 2020, or if subsequently determined to be different, the net capital gains of such fiscal year.

44

AMG Funds Trustees and Officers

The Trustees and Officers of the Trust, their business addresses, principal occupations for the past five years and ages are listed below. The Trustees provide broad supervision over the affairs of the Trust and the Funds. The Trustees are experienced executives who meet periodically throughout the year to oversee the Funds’ activities, review contractual arrangements with companies that provide services to the Funds, and review the Funds’ performance. Unless otherwise noted, the address of each Trustee or Officer is the address of the Trust: One Stamford Plaza, 263 Tresser Blvd, Suite 949, Stamford, Connecticut 06901.

There is no stated term of office for Trustees. Trustees serve until their resignation, retirement or removal in accordance with the Trust’s organizational documents and policies adopted by the Board from time to time. The Chairman of the Trustees, President, Treasurer and Secretary of the Trust are elected by the Trustees annually. Other officers hold office at the pleasure of the Trustees.

Independent Trustees

The following Trustees are not “interested persons” of the Trust within the meaning of the 1940 Act:

Number of Funds Overseen in Fund Complex	Name, Age, Principal Occupation(s) During Past 5 Years and Other Directorships Held by Trustee

• Trustee since 2012 • Oversees 49 Funds in Fund Complex	Bruce B. Bingham, 72 Partner, Hamilton Partners (real estate development firm) (1987-2020); Director of The Yacktman Funds (2 portfolios) (2000-2012).

• Trustee since 2013 • Oversees 52 Funds in Fund Complex

Kurt A. Keilhacker, 57

Managing Partner, TechFund Capital (1997-Present); Managing Partner, TechFund Europe (2000-Present); Managing Partner, Elementum Ventures (2013-Present); Director, MetricStory, Inc. (2017-Present); Trustee, Wheaton College (2018-Present); Trustee, Gordon College (2001-2016); Trustee, Board Member, 6wind SA, (2002-2019).

• Trustee since 2000 • Oversees 49 Funds in Fund Complex

Steven J. Paggioli, 70

Independent Consultant (2002-Present); Trustee, Professionally Managed Portfolios (28 portfolios); Advisory Board Member, Sustainable Growth Advisors, LP; Independent Director, Muzinich BDC, Inc. (business development company) (2019-Present); Director, The Wadsworth Group; Independent Director, Chase Investment Counsel(2008–2019); Executive Vice President, Secretary and Director, Investment Company Administration, LLC and First Fund Distributors, INC. (1990-2001).

• Trustee since 2013 • Oversees 49 Funds in Fund Complex

Richard F. Powers III, 75

Adjunct Professor, U.S. Naval War College (2016-Present); Adjunct Professor, Boston College (2011-2015); Director, Ameriprise Financial Inc. (2005-2009); President and CEO of Van Kampen Investments Inc. (1998-2003); President, Morgan Stanley Client Group (2000-2002); Executive Vice President and Chief Marketing Officer of the Morgan Stanley Individual Investor Group (1984-1998).

• Independent Chairman • Trustee since 2000 • Oversees 52 Funds in Fund Complex

Eric Rakowski, 62

Professor of Law, University of California at Berkeley School of Law (1990-Present); Tax Attorney at Davis Polk & Wardwell and clerked for Judge Harry T. Edwards of the U.S. Court of Appeals for the District of Columbia Circuit and for Justice William J. Brennan Jr. of the U.S. Supreme Court; Director of Harding, Loevner Funds, Inc. (9 portfolios); Trustee of Third Avenue Trust (3 portfolios) (2002-2019); Trustee of Third Avenue Variable Trust (1 portfolio) (2002-2019).

• Trustee since 2013 • Oversees 52 Funds in Fund Complex

Victoria L. Sassine, 55

Adjunct Professor, Babson College (2007–Present); Director, Board of Directors, PRG Group (2017-Present); CEO, Founder, Scale Smarter Partners, LLC (2018-Present); Adviser, EVOFEM Biosciences (2019-Present); Teaching Fellow, Goldman Sachs 10,000 Small Business Initiative (2010-Present); Chairperson of the Board of Directors of Business Management Associates (2018 to 2019).

• Trustee since 1987 • Oversees 49 Funds in Fund Complex

Thomas R. Schneeweis, 73

Professor Emeritus, University of Massachusetts (2013-Present); President, TRS Associates (1982-Present); Board Member, Chartered Alternative Investment Association (“CAIA”) (2002-Present); Director, CAIA Foundation (2010-2019); Director, Institute for Global Asset and Risk Management (Education) (2010-Present); Co-Owner, Quantitative Investment Technologies (2014-Present); Co-Owner, Yes Wealth Management (2018-Present); Director of Research, Yes Wealth Management (2018-Present); Partner, S Capital Wealth Advisors (2015-2018); Partner, S Capital Management, LLC (2007-2015); President, Alternative Investment Analytics, LLC, (formerly Schneeweis Partners, LLC) (2001-2013); Finance Professor, University of Massachusetts (1977-2013).

45

AMG Funds
Trustees and Officers (continued)

Interested Trustees

Each Trustee in the following table is an “interested person” of the Trust within the meaning of the 1940 Act. Ms. Carsman is an interested person of the Trust within the meaning of the 1940 Act by virtue of her position with, and interest in securities of, AMG.

Number of Funds Overseen in Fund Complex	Name, Age, Principal Occupation(s) During Past 5 Years and Other Directorships Held by Trustee
• Trustee since 2011 • Oversees 52 Funds in Fund Complex

Christine C. Carsman, 68

Senior Policy Advisor, Affiliated Managers Group, Inc. (2019-Present); Chair of the Board of Directors, AMG Funds plc (2015-2018); Director, AMG Funds plc (2010-2018); Executive Vice President, Deputy General Counsel and Chief Regulatory Counsel, Affiliated Managers Group, Inc. (2017-2018); Senior Vice President and Deputy General Counsel, Affiliated Managers Group, Inc. (2011-2016); Senior Vice President and Chief Regulatory Counsel, Affiliated Managers Group, Inc. (2007-2011); Vice President and Chief Regulatory Counsel, Affiliated Managers Group, Inc. (2004-2007); Senior Counsel, Vice President and Director of Operational Risk Management and Compliance, Wellington Management Company, LLP (1995-2004); Director of Harding, Loevner Funds, Inc. (9 portfolios) (2017-Present); Secretary and Chief Legal Officer, AMG Funds, AMG Funds I, AMG Funds II and AMG Funds III (2004-2011).

Officers
Position(s) Held with Fund and Length of Time Served	Name, Age, Principal Occupation(s) During Past 5 Years
• President since 2018 • Principal Executive Officer since 2018 • Chief Executive Officer since 2018 • Chief Operating Officer since 2007

Keitha L. Kinne, 62

Chief Operating Officer, AMG Funds LLC (2007-Present); Chief Investment Officer, AMG Funds LLC (2008-Present); President and Principal, AMG Distributors, Inc. (2018-Present); Chief Operating Officer, AMG Distributors, Inc. (2007-Present); President, Chief Executive Officer and Principal Executive Officer, AMG Funds, AMG Funds I, AMG Funds II, AMG Funds III and AMG Funds IV (2018-Present); Chief Operating Officer, AMG Funds, AMG Funds I, AMG Funds II, and AMG Funds III (2007-Present); Chief Operating Officer, AMG Funds IV (2016-Present); Chief Operating Officer and Chief Investment Officer, Aston Asset Management, LLC (2016); President and Principal Executive Officer, AMG Funds, AMG Funds I, AMG Funds II and AMG Funds III (2012-2014); Managing Partner, AMG Funds LLC (2007-2014); President and Principal, AMG Distributors, Inc. (2012-2014); Managing Director, Legg Mason & Co., LLC (2006-2007); Managing Director, Citigroup Asset Management (2004-2006).

• Secretary since 2015 • Chief Legal Officer since 2015

Mark J. Duggan, 55

Senior Vice President and Senior Counsel, AMG Funds LLC (2015-Present); Secretary and Chief Legal Officer, AMG Funds, AMG Funds I, AMG Funds II, AMG Funds III and AMG Funds IV (2015-Present); Attorney, K&L Gates, LLP (2009-2015).

• Chief Financial Officer since 2017 • Treasurer since 2017 • Principal Financial Officer since 2017 • Principal Accounting Officer since 2017

Thomas G. Disbrow, 54

Vice President, Mutual Fund Treasurer & CFO, AMG Funds, AMG Funds LLC (2017-Present); Chief Financial Officer, Principal Financial Officer, Treasurer and Principal Accounting Officer, AMG Funds, AMG Funds I, AMG Funds II, AMG Funds III and AMG Funds IV (2017-Present); Managing Director - Global Head of Traditional Funds Product Control, UBS Asset Management (Americas), Inc. (2015-2017); Managing Director - Head of North American Funds Treasury, UBS Asset Management (Americas), Inc. (2011-2015).

• Deputy Treasurer since 2017

John A. Starace, 50

Director, Mutual Fund Accounting, AMG Funds LLC (2017-Present); Vice President, Deputy Treasurer of Mutual Funds Services, AMG Funds LLC (2014-2017); Deputy Treasurer, AMG Funds, AMG Funds I, AMG Funds II, AMG Funds III and AMG Funds IV (2017-Present); Vice President, Citi Hedge Fund Services (2010-2014); Audit Senior Manager (2005-2010) and Audit Manager (2001-2005), Deloitte & Touche LLP.

• Chief Compliance Officer since 2019

Patrick J. Spellman, 46

Vice President, Chief Compliance Officer, AMG Funds LLC (2017-Present); Chief Compliance Officer and Sarbanes-Oxley Code of Ethics Compliance Officer, AMG Funds, AMG Funds I, AMG Funds II, AMG Funds III and AMG Funds IV (2019-Present); Chief Compliance Officer, AMG Distributors, Inc., (2010-Present); Senior Vice President, Chief Compliance Officer, AMG Funds LLC (2011-2017); Anti-Money Laundering Compliance Officer, AMG Funds, AMG Funds I, AMG Funds II, and AMG Funds III (2014-2019); Anti-Money Laundering Officer, AMG Funds IV, (2016-2019); Compliance Manager, Legal and Compliance, Affiliated Managers Group, Inc. (2005-2011).

• Assistant Secretary since 2016

Maureen A. Meredith, 35

Vice President, Counsel, AMG Funds LLC (2019-Present); Director, Counsel, AMG Funds LLC (2017-2018); Vice President, Counsel, AMG Funds LLC (2015-2017); Assistant Secretary, AMG Funds, AMG Funds I, AMG Funds II, AMG Funds III and AMG Funds IV (2016-Present); Associate, Ropes & Gray LLP (2011-2015); Law Fellow, Massachusetts Appleseed Center for Law and Justice (2010-2011).

• Anti-Money Laundering Compliance Officer since 2019

Hector D. Roman, 43

Director, Legal and Compliance, AMG Funds LLC (2020-Present); Manager, Legal and Compliance, AMG Funds LLC (2017-2019); Director of Compliance, Morgan Stanley Investment Management (2015-2017); Senior Advisory, PricewaterhouseCoopers LLP (2014-2015); Risk Manager, Barclays Investment Bank (2008-2014); Anti-Money Laundering Compliance Officer, AMG Funds, AMG Funds I, AMG Funds II, AMG Funds III and AMG Funds IV (2019-Present).

46

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INVESTMENT MANAGER AND ADMINISTRATOR

AMG Funds LLC

One Stamford Plaza

263 Tresser Blvd, Suite 949

Stamford, CT 06901

800.548.4539

DISTRIBUTOR

AMG Distributors, Inc.

One Stamford Plaza

263 Tresser Blvd, Suite 949

Stamford, CT 06901

800.548.4539

CUSTODIAN

The Bank of New York Mellon

111 Sanders Creek Parkway

East Syracuse, NY 13057

LEGAL COUNSEL

Ropes & Gray LLP

Prudential Tower, 800 Boylston Street

Boston, MA 02199-3600

TRANSFER AGENT

BNY Mellon Investment Servicing (US) Inc.

Attn: AMG Funds

4400 Computer Drive

Westborough, MA 01581

800.548.4539

This report is prepared for the Funds’ shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by an effective prospectus. To receive a free copy of the prospectus or Statement of Additional Information, which includes additional information about Fund Trustees, please contact us by calling 800.548.4539. Distributed by AMG Distributors, Inc., member FINRA/SIPC.

Current net asset values per share for each Fund are available on the Funds’ website at amgfunds.com. A description of the policies and procedures each Fund uses to vote its proxies is available: (i) without charge, upon request, by calling 800.548.4539, or (ii) on the Securities and Exchange Commission’s (SEC) website at sec.gov. For information regarding each Fund’s proxy voting record for the 12-month period ended June 30, call 800.548.4539 or visit the SEC website at sec.gov.

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to their reports on Form N-PORT. The Funds’ portfolio holdings on Form N-PORT are available on the SEC’s website at sec.gov and the Funds’ website at amgfunds.com. To review a complete list of the Funds’ portfolio holdings, or to view the most recent semi-annual report or annual report, please visit amgfunds.com

amgfunds.com

AFFILIATE SUBADVISED FUNDS

BALANCED FUNDS

AMG GW&K Global Allocation

GW&K Investment Management, LLC

AMG FQ Global Risk-Balanced

First Quadrant, L.P.

EQUITY FUNDS

AMG FQ Tax-Managed U.S. Equity AMG FQ Long-Short Equity

First Quadrant, L.P.

AMG Frontier Small Cap Growth

Frontier Capital Management Co., LLC

AMG GW&K Small Cap Core

AMG GW&K Small Cap Value

AMG GW&K Small/Mid Cap

AMG GW&K Mid Cap

AMG GW&K Emerging Markets Equity AMG GW&K Emerging Wealth Equity AMG GW&K International Small Cap

GW&K Investment Management, LLC

AMG Renaissance Large Cap Growth

The Renaissance Group LLC

AMG River Road Dividend All Cap Value

AMG River Road Focused Absolute Value

AMG River Road Long-Short

AMG River Road Small-Mid Cap Value

AMG River Road Small Cap Value

River Road Asset Management, LLC

AMG TimesSquare Emerging Markets Small Cap

AMG TimesSquare Global Small Cap

AMG TimesSquare International Small Cap

AMG TimesSquare Mid Cap Growth

AMG TimesSquare Small Cap Growth

TimesSquare Capital Management, LLC

AMG Yacktman

AMG Yacktman Focused

AMG Yacktman Focused Fund - Security Selection Only

AMG Yacktman Special Opportunities

Yacktman Asset Management LP

FIXED INCOME FUNDS

AMG GW&K Core Bond ESG

AMG GW&K Enhanced Core Bond ESG

AMG GW&K High Income

AMG GW&K Municipal Bond

AMG GW&K Municipal Enhanced Yield

GW&K Investment Management, LLC

OPEN-ARCHITECTURE FUNDS

EQUITY FUNDS

AMG Managers Brandywine

AMG Managers Brandywine Blue

Friess Associates, LLC

AMG Managers CenterSquare Real Estate

CenterSquare Investment Management LLC

AMG Managers Emerging Opportunities

WEDGE Capital Management L.L.P.

Next Century Growth Investors LLC

RBC Global Asset Management (U.S.) Inc.

AMG Managers Fairpointe Mid Cap

Fairpointe Capital LLC

AMG Managers LMCG Small Cap Growth

LMCG Investments, LLC

AMG Managers Montag & Caldwell Growth

Montag & Caldwell, LLC

AMG Managers Pictet International

Pictet Asset Management Limited

AMG Managers Silvercrest Small Cap

Silvercrest Asset Management Group LLC

AMG Managers Special Equity

Ranger Investment Management, L.P.

Lord, Abbett & Co. LLC

Smith Asset Management Group, L.P.

Federated MDTA LLC

FIXED INCOME FUNDS

AMG Managers DoubleLine Core Plus Bond

DoubleLine Capital LP

AMG Managers Loomis Sayles Bond

Loomis, Sayles & Company, L.P.

amgfunds.com	123120 AR078

Annual Report

AMG Funds

December 31, 2020

AMG GW&K Enhanced Core Bond ESG Fund
Class N: MFDAX | Class I: MFDSX | Class Z: MFDYX

AMG GW&K High Income Fund
(formerly AMG Managers Global Income Opportunity Fund)
Class N: MGGBX

AMG GW&K Municipal Bond Fund
Class N: GWMTX | Class I: GWMIX

AMG GW&K Municipal Enhanced Yield Fund
Class N: GWMNX | Class I: GWMEX | Class Z: GWMZX

AMG GW&K Global Allocation Fund
(formerly AMG Chicago Equity Partners Balanced Fund)
Class N: MBEAX | Class I: MBESX | Class Z: MBEYX

AMG GW&K Small Cap Core Fund
Class N: GWETX | Class I: GWEIX | Class Z: GWEZX

AMG GW&K Small/Mid Cap Fund
Class N: GWGVX | Class I: GWGIX | Class Z: GWGZX

AMG GW&K Small Cap Value Fund
(formerly AMG Managers Skyline Special Equities Fund)
Class N: SKSEX | Class I: SKSIX | Class Z: SKSZX

amgfunds.com |	123120	AR019

AMG Funds
Annual Report — December 31, 2020

TABLE OF CONTENTS	PAGE
LETTER TO SHAREHOLDERS	2

ABOUT YOUR FUND’S EXPENSES	3

PORTFOLIO MANAGER’S COMMENTS, FUND SNAPSHOTS AND SCHEDULES OF PORTFOLIO INVESTMENTS

AMG GW&K Enhanced Core Bond ESG Fund	5

AMG GW&K High Income Fund
(formerly AMG Managers Global Income Opportunity Fund)	14

AMG GW&K Municipal Bond Fund	21

AMG GW&K Municipal Enhanced Yield Fund	29

AMG GW&K Global Allocation Fund
(formerly AMG Chicago Equity Partners Balanced Fund)	36

AMG GW&K Small Cap Core Fund	46

AMG GW&K Small/Mid Cap Fund	52

AMG GW&K Small Cap Value Fund
(formerly AMG Managers Skyline Special Equities Fund)	58

FINANCIAL STATEMENTS
Statement of Assets and Liabilities	63
Balance sheets, net asset value (NAV) per share computations and cumulative distributable earnings (loss)

Statement of Operations	67
Detail of sources of income, expenses, and realized and unrealized gains (losses) during the fiscal year

Statements of Changes in Net Assets	69
Detail of changes in assets for the past two fiscal years

Financial Highlights	72
Historical net asset values per share, distributions, total returns, income and expense ratios, turnover ratios and net assets

Notes to Financial Statements	93
Accounting and distribution policies, details of agreements and transactions with Fund management and affiliates, and descriptions of certain investment risks

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	105

OTHER INFORMATION	106

TRUSTEES AND OFFICERS	107

APPROVAL OF SUBADVISORY AGREEMENTS	109

Nothing contained herein is to be considered an offer, sale or solicitation of an offer to buy shares of any series of the AMG Funds Family of Funds. Such offering is made only by prospectus, which includes details as to offering price and other material information.

Letter to Shareholders

Dear Shareholder:

The fiscal year ending December 31, 2020, was a volatile period for financial markets that featured a dramatic selloff and extraordinary rebound amid the unprecedented global effort to stop the COVID-19 pandemic. Early in the year, equities achieved new record highs against the backdrop of a healthy economy and strong investor sentiment. However, a broad-based selloff occurred amid a global flight to quality as investors assessed the scope of the unfolding COVID-19 pandemic, a deteriorating economy, and skyrocketing unemployment. An oil price war initiated between Saudi Arabia and Russia only made matters worse. From its peak in mid-February 2020, the S&P 500® Index declined (33.79)% over the span of a few weeks, halting the eleven-year equity bull market. In response to the crisis, global central banks and governments were quick to flood the market with massive fiscal and monetary stimulus which helped to stabilize the market and led to an impressive recovery in risk assets, albeit a very uneven one. So despite the volatility, the S&P 500® Index still achieved an 18.40% return for 2020 while effective COVID-19 vaccines and further government stimulus bolstered investor optimism for a brighter future in 2021.

During the year there was very wide dispersion in performance across sectors, with information technology and consumer discretionary sectors leading the market with returns of 43.88% and 33.30%, respectively. On the other hand, companies in the energy sector fell (33.69)%, and financials and real estate also produced slightly negative returns. Growth stocks significantly outperformed value stocks for the period with returns of 38.49% and 2.80% for the Russell 1000® Growth and Russell 1000® Value Indexes, respectively. Small cap stocks endured a wild ride in 2020 as the Russell 2000® Index experienced both its best quarter (fourth quarter 2020) and worst quarter (first quarter 2020) on record. For the year as a whole, small cap returns were relatively in line with the broader market as the Russell 2000® Index gained 19.96% in 2020. Outside the U.S., emerging markets outperformed developed markets with an 18.31% return for the MSCI Emerging Markets Index compared to a 7.82% return for the MSCI EAFE Index.

Interest rates fell dramatically and led to strong returns for bond investors as the U.S. Federal Reserve (the Fed) slashed short-term rates in response to the slowing economy. The 10-year Treasury yield ended the year near a historic low yield of 0.93%. The Bloomberg Barclays U.S. Aggregate Bond Index, a broad measure of U.S. bond market performance, returned 7.51% over the period. Investment grade corporate bonds rebounded from the selloff early in the year and returned 9.89% in 2020. Riskier high yield bonds lagged the investment grade market with a 7.11% return as measured by the return of the Bloomberg Barclays U.S. Corporate High Yield Bond Index.

AMG Funds appreciates the privilege of providing investment tools to you and your clients. Our foremost goal is to provide investment solutions that help our shareholders successfully reach their long-term investment goals. AMG Funds provides access to a distinctive array of actively managed return-oriented investment strategies. We thank you for your continued confidence and investment in AMG Funds. You can rest assured that under all market conditions our team is focused on delivering excellent investment management services for your benefit.

Respectfully,

Keitha Kinne
President
AMG Funds

Average Annual Total Returns		Periods ended December 31, 2020*
Stocks:		1 Year	3 Years	5 Years

Large Cap	(S&P 500® Index)	18.40%	14.18%	15.22%

Small Cap	(Russell 2000® Index)	19.96%	10.25%	13.26%

International	(MSCI All Country World Index ex USA)	10.65%	4.88%	8.93%
Bonds:

Investment Grade	(Bloomberg Barclays U.S. Aggregate Bond Index)	7.51%	5.34%	4.44%

High Yield	(Bloomberg Barclays U.S. Corporate High Yield Bond Index)	7.11%	6.24%	8.59%

Tax-exempt	(Bloomberg Barclays Municipal Bond Index)	5.21%	4.64%	3.91%

Treasury Bills	(ICE BofAML U.S. 6-Month Treasury Bill Index)	1.05%	1.84%	1.43%

*Source: FactSet. Past performance is no guarantee of future results.

About Your Fund’s Expenses

As a shareholder of a Fund, you may incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on $1,000 invested at the beginning of the period and held for the entire period as indicated below.

ACTUAL EXPENSES

The first line of the following table provides information about the actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

Six Months Ended December 31, 2020	Expense Ratio for the Period	Beginning Account Value 07/01/20	Ending Account Value 12/31/20	Expenses Paid During the Period*
AMG GW&K Enhanced Core Bond ESG Fund
Based on Actual Fund Return
Class N	0.73%	$1,000	$1,038	$3.74
Class I	0.55%	$1,000	$1,039	$2.82
Class Z	0.48%	$1,000	$1,039	$2.46
Based on Hypothetical 5% Annual Return
Class N	0.73%	$1,000	$1,021	$3.71
Class I	0.55%	$1,000	$1,022	$2.80
Class Z	0.48%	$1,000	$1,023	$2.44

AMG GW&K High Income Fund
Based on Actual Fund Return
Class N	0.88%	$1,000	$1,076	$4.59
Based on Hypothetical 5% Annual Return
Class N	0.88%	$1,000	$1,021	$4.47
Six Months Ended December 31, 2020	Expense Ratio for the Period	Beginning Account Value 07/01/20	Ending Account Value 12/31/20	Expenses Paid During the Period*
AMG GW&K Municipal Bond Fund
Based on Actual Fund Return
Class N	0.71%	$1,000	$1,023	$3.61
Class I	0.39%	$1,000	$1,025	$1.99
Based on Hypothetical 5% Annual Return
Class N	0.71%	$1,000	$1,022	$3.61
Class I	0.39%	$1,000	$1,023	$1.98

AMG GW&K Municipal Enhanced Yield Fund
Based on Actual Fund Return
Class N	0.99%	$1,000	$1,060	$5.13
Class I	0.64%	$1,000	$1,061	$3.32
Class Z	0.59%	$1,000	$1,062	$3.06
Based on Hypothetical 5% Annual Return
Class N	0.99%	$1,000	$1,020	$5.03
Class I	0.64%	$1,000	$1,022	$3.25
Class Z	0.59%	$1,000	$1,022	$3.00

About Your Fund’s Expenses (continued)

Six Months Ended December 31, 2020	Expense Ratio for the Period	Beginning Account Value 07/01/20	Ending Account Value 12/31/20	Expenses Paid During the Period*
AMG GW&K Global Allocation Fund
Based on Actual Fund Return
Class N	1.07%	$1,000	$1,219	$5.97
Class I	0.92%	$1,000	$1,219	$5.13
Class Z	0.82%	$1,000	$1,221	$4.58
Based on Hypothetical 5% Annual Return
Class N	1.07%	$1,000	$1,020	$5.43
Class I	0.92%	$1,000	$1,021	$4.67
Class Z	0.82%	$1,000	$1,021	$4.17

AMG GW&K Small Cap Core Fund
Based on Actual Fund Return
Class N	1.30%	$1,000	$1,310	$7.55
Class I	0.95%	$1,000	$1,313	$5.52
Class Z	0.90%	$1,000	$1,313	$5.23
Based on Hypothetical 5% Annual Return
Class N	1.30%	$1,000	$1,019	$6.60
Class I	0.95%	$1,000	$1,020	$4.82
Class Z	0.90%	$1,000	$1,021	$4.57

AMG GW&K Small/Mid Cap Fund
Based on Actual Fund Return
Class N	1.11%	$1,000	$1,303	$6.43
Class I	0.93%	$1,000	$1,305	$5.39
Class Z	0.84%	$1,000	$1,305	$4.87
Based on Hypothetical 5% Annual Return
Class N	1.11%	$1,000	$1,020	$5.63
Class I	0.93%	$1,000	$1,020	$4.72
Class Z	0.84%	$1,000	$1,021	$4.27
Six Months Ended December 31, 2020	Expense Ratio for the Period	Beginning Account Value 07/01/20	Ending Account Value 12/31/20	Expenses Paid During the Period*
AMG GW&K Small Cap Value Fund
Based on Actual Fund Return
Class N	1.17%	$1,000	$1,345	$6.90
Class I	0.99%	$1,000	$1,346	$5.84
Class Z	0.92%	$1,000	$1,346	$5.43
Based on Hypothetical 5% Annual Return
Class N	1.17%	$1,000	$1,019	$5.94
Class I	0.99%	$1,000	$1,020	$5.03
Class Z	0.92%	$1,000	$1,021	$4.67

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184), then divided by 366.

AMG GW&K Enhanced Core Bond ESG Fund
Portfolio Manager’s Comments (unaudited)

THE YEAR IN REVIEW

AMG GW&K Enhanced Core Bond ESG Fund’s (the “Fund”) Class N shares returned 9.41% for the year ended December 31, 2020, compared to the return of 7.51% for the Bloomberg Barclays U.S. Aggregate Bond Index (the Index).

At the start of 2020, fixed income markets experienced an extraordinarily volatile quarter as COVID-19 evolved into a global pandemic and investors aggressively shed risk assets amid a massive, system-wide deleveraging. Measures enacted to slow the spread of the virus effectively shut down entire segments of the world economy, and the implications for growth, liquidity, and inflation were profound. Expectations for second quarter growth pointed to declines of as much as a third of Gross Domestic Product (GDP), companies began hoarding cash by drawing down lines of credit, and break-evens fell to their lowest level in two decades. Adding to the tumult was the start of a crude price war between Russia and Saudi Arabia, which exacerbated the selloff inspired by an already dire outlook for demand and helped oil post its worst quarter on record. Sentiment was similarly dismal, as investors struggled to handicap the ultimate duration and severity of the slowdown. They pulled record amounts of cash from investment grade mutual funds and caused dislocations in even the safest corners of the fixed income market, desperate to raise cash by selling anything they could. Fiscal and monetary authorities took significant steps to mitigate the fallout from the virus, but given the unprecedented nature of the threat it posed, the long-term efficacy of these efforts remained an open question.

In the second quarter, fixed income markets enjoyed a second straight quarter of gains benefiting from ongoing support from the U.S. Federal Reserve (the Fed) and renewed investor optimism amid the country’s gradual reopening. Data suggested the bottom was likely in, as green shoots across the economy drove the recovery narrative. The consumer proved remarkably resilient, with a V-shaped rebound unfolding in the retail, housing, and auto sectors. Business activity also bounced, as manufacturing sentiment and new orders pointed to a steady pace of progress in returning to pre-pandemic levels. Adding to the turnaround’s momentum were expectations of additional fiscal stimulus, which would not only provide an obvious boost to the economy but also, more importantly, narrow the range of potential adverse outcomes.

Despite the unprecedented size and scope of the Fed’s intervention, alarming news of rising case counts, renewed lockdowns across the country, and uncertain progress on the development of treatments and vaccines tempered the rally in the closing weeks. The potential for a significant second wave in the fall loomed as well, and posed a serious threat to investor optimism. On the one hand, the Fed’s relatively downbeat economic outlook ensures that it is likely to provide necessary support for the indefinite future. On the other hand, it paints a challenging picture for the nation’s recovery. The key question fixed income markets faced was which of these two forces would prevail in the coming quarters.

Fixed income markets were remarkably subdued in the third quarter, trading in an extremely narrow range despite major economic advances and significant developments epidemiologically and politically. For much of the period, this calm was striking for its apparent insensitivity to the steady progress of the U.S. recovery. The consumer continued to display astonishing resilience, the housing sector soared, and the labor market made major strides in its path back to normalcy. Encouraging results in the hunt for a COVID-19 vaccine and improved outcomes for those infected also seemed to have little impact. Toward the end of the quarter, this muted trading was all the more notable, considering the looming uncertainty investors faced heading into year end. Signs had already begun to emerge that the virus’s second wave was forming; negotiators were far apart in their efforts to agree on a second round of stimulus; and there was increasing concern that a protracted vote count could result in a weeks-long delay in determining the outcome of the election. Yet the bond market exited the quarter essentially where it started. Of course, the cause of this apparent tranquility is no mystery: The Fed remains absolutely dominant across all corners of the fixed income market. And as its influence continues to overwhelm fundamentals and distort pricing mechanisms, it has become increasingly challenging and all the more important for investors to be discerning in their yield curve positioning and sector allocation.

The fourth quarter represented a major inflection point for fixed income markets, as the most dominant trading narratives of 2020 were either resolved or significantly advanced. The closely contested U.S. election was decided, another round of fiscal stimulus was passed, and, most importantly, several COVID-19 vaccines were approved for worldwide distribution. But while some of 2020’s most salient overhangs have been removed, the year ahead promises challenges of its own. On the political front, the incoming administration certainly has its work cut out for itself at advancing meaningful legislation, with implications ranging from additional stimulus to changes in the regulatory landscape. The speed at which vaccines are distributed is likewise a point of uncertainty, to say nothing of how effective it will ultimately be at slowing the spread of the virus. Meanwhile, the economy continues its slow climb out of the recent downturn, as businesses and consumers adapt to a post-COVID-19 world. Importantly for the fixed income markets, the possibility of adverse outcomes is likely to be mitigated by the Fed. The central bank continues to exert massive influence over capital markets, and policymakers remain clear in their intentions to ensure their smooth functioning.

FUND REVIEW

The Fund outperformed during its fiscal year, helped by its overweight to spread product. Investment grade corporates scored eight months of positive returns in 2020, with March’s (7.09)% plunge followed up with robust gains. Additionally, high yield corporates battled back from an extremely tough first quarter, which included a (11.46)% drop in March, to end the year with solid gains. The sector’s trough came on March 23 when it was down almost (20)% for the year. However, like its investment grade counterpart, it roared back to make up for the losses and then some. The Fund’s above-benchmark allocation to investment grade corporate bonds and the Fund’s out-of-benchmark allocation to high yield corporates contributed to returns. Security selection was another key positive, with solid selection in the investment grade corporate space. Good selection was most notable in the banking and communications segments, while that for capital goods and basic industry lagged. Selection within mortgage backed securities (MBS) was also a plus, as the Fund’s lack of Ginnie Mae exposure, preference for specified pools, and tactical trades to capture the Fed’s technical demand all worked well. On the other hand, selection within the taxable municipal bond sector subtracted from performance. The yield curve effect was net modestly positive. The Fund gained from its underweight to the long end of the yield curve,

AMG GW&K Enhanced Core Bond ESG Fund
Portfolio Manager’s Comments (continued)

which experienced the smallest decrease in rates. However, the Fund’s moderately shorter duration detracted from returns, as rates plunged during the year.

OUTLOOK

We believe corporate credit remains the most compelling segment of the fixed income market as both a beneficiary of the ongoing recovery and a defense against rising interest rates. Yields available in the Treasury market sit close to historic lows at the same time as the sector’s sensitivity to interest rates is near historic highs, providing a particularly asymmetrical risk profile. Credit, meanwhile, is poised to benefit not only from an improving fundamental picture, but also a notable drop-off in issuance next year that is likely to fuel a constructive supply/demand imbalance in a world where positive yields are increasingly scarce. We are consequently overweight credit, focusing on sectors most exposed to the recovery and the credits within them that we believe are best positioned to thrive in a post-COVID-19 world. We also have out-of-benchmark exposure to fixed-to-floating hybrid securities, which continue to offer attractive total return prospects while being backed by conservatively managed balance sheets. We have maintained our securitized exposure close to neutral, given still-heightened prepayment uncertainty, while within the space we prefer higher-coupon, seasoned pools with more attractive convexity profiles.

This commentary reflects the viewpoints of the portfolio manager, GW&K, and is not intended as a forecast or guarantee of future results.

AMG GW&K Enhanced Core Bond ESG Fund
Portfolio Manager’s Comments (continued)

CUMULATIVE TOTAL RETURN PERFORMANCE

AMG GW&K Enhanced Core Bond ESG Fund’s cumulative total return is based on the daily change in net asset value (NAV), and assumes that all dividends and distributions were reinvested. The graph compares a hypothetical $10,000 investment made in the AMG GW&K Enhanced Core Bond ESG Fund’s Class N shares on December 31, 2010, to a $10,000 investment made in the Bloomberg Barclays U.S. Aggregate Bond Index for the same time period. The graph and table do not reflect the deduction of taxes that a shareholder would pay on a Fund distribution or redemption of shares. The listed returns for the Fund are net of expenses and the returns for the index exclude expenses. Total returns would have been lower had certain expenses not been reduced.

The table below shows the average annual total returns for the AMG GW&K Enhanced Core Bond ESG Fund and the Bloomberg Barclays U.S. Aggregate Bond Index for the same time periods ended December 31, 2020.

Average Annual Total Returns[1]	One Year	Five Years	Ten Years	Since Inception	Inception Date
AMG GW&K Enhanced Core Bond ESG Fund[2,3,4,5,6,7,8,9]
Class N	9.41%	4.95%	4.08%	5.48%	01/02/97
Class I	9.57%	5.14%	—	3.53%	11/30/12
Class Z	9.65%	5.20%	4.33%	5.85%	01/02/97
Bloomberg Barclays U.S. Aggregate Bond Index[10]	7.51%	4.44%	3.84%	5.24%	01/02/97†

The performance data shown represents past performance. Past performance is not a guarantee of future results. Current performance may be lower or higher than the performance data quoted. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

Investors should carefully consider the Fund’s investment objectives, risks, charges and expenses before investing. For performance information through the most recent month end, current net asset values per share for the Fund and other information, please call 800.548.4539 or visit our website at amgfunds.com for a free prospectus. Read it carefully before investing or sending money.

Distributed by AMG Distributors, Inc., member FINRA/SIPC.

†	Date reflects the inception date of the Fund, not the index.

[1]	Total return equals income yield plus share price change and assumes reinvestment of all dividends and capital gain distributions. Returns are net of fees and may reflect offsets of Fund expenses as described in the prospectus. No adjustment has been made for taxes payable by shareholders on their reinvested dividends and capital gain distributions. Returns for periods greater than one year are annualized. The listed returns on the Fund are net of expenses and based on the published NAV as of December 31, 2020. All returns are in U.S. dollars ($).

[2]	From time to time, the Fund’s advisor has waived its fees and/or absorbed Fund expenses, which has resulted in higher returns.

[3]	The Fund is subject to the risks associated with investments in debt securities, such as default risk and fluctuations in the perception of the debtor’s ability to pay its creditors. Changing interest rates may adversely affect the value of an investment. An increase in interest rates typically causes the value of bonds and other fixed income securities to fall.

[4]	To the extent that the Fund invests in asset-backed or mortgage-backed securities, its exposure to prepayment and extension risks may be greater than investments in other fixed income securities.

[5]	High-yield bonds (also known as “junk bonds”) may be subject to greater levels of interest rate, credit, and liquidity risk than investments in higher rated securities. These securities are considered predominantly speculative with respect to the issuer’s continuing ability to make principal and interest payments. The issuers of the Fund’s holdings may be involved in bankruptcy proceedings, reorganizations, or financial restructurings, and are not as strong financially as higher-rated issuers.

[6]	Investments in international securities are subject to certain risks of overseas investing including currency fluctuations and changes in political and economic conditions, which could result in significant market fluctuations. These risks are magnified in emerging markets.

[7]	Market prices of investments held by the Fund may fall rapidly or unpredictably due to a variety of economic or political factors, market conditions, disasters or public health issues, or in response to events that affect particular industries or companies.

[8]	Obligations of certain government agencies are not backed by the full faith and credit of the U.S. government. If one of these agencies defaulted on a loan, there is no guarantee that the U.S. government would provide financial support. Additionally, debt securities of the U.S. government may be affected by changing interest rates and subject to prepayment risk.

AMG GW&K Enhanced Core Bond ESG Fund
Portfolio Manager’s Comments (continued)

[9] Applying the Fund’s ESG investment criteria may result in the selection or exclusion of securities of certain issuers for reasons other than performance, and the Fund may underperform funds that do not utilize an ESG investment strategy. The application of this strategy may affect the Fund’s exposure to certain companies, sectors, regions, countries or types of investments, which could negatively impact the Fund’s performance depending on whether such investments are in or out of favor. Applying ESG criteria to investment decisions is qualitative and subjective by nature, and there is no guarantee that the criteria utilized by the Subadviser or any judgment exercised by the Subadviser will reflect the beliefs or values of any particular investor.

[10] The Bloomberg Barclays U.S. Aggregate Bond Index is an index of the U.S. investment-grade fixed-rate bond market, including both government and corporate bonds. Unlike the Fund, the Bloomberg Barclays U.S. Aggregate Bond Index is unmanaged, is not available for investment and does not incur expenses.

Bloomberg Index Services Limited. BLOOMBERG® is a trademark and service mark of Bloomberg Finance L.P. and its affiliates (collectively “Bloomberg”). BARCLAYS® is a trademark and service mark of Barclays Bank Plc (collectively with its affiliates, “Barclays”), used under license. Bloomberg or

Bloomberg’s licensors, including Barclays, own all proprietary rights in the Bloomberg Barclays Indices. Neither Bloomberg nor Barclays approves or endorses this material, or guarantees the accuracy or completeness of any information herein, or makes any warranty, express or implied, as to the results to be obtained therefrom and, to the maximum extent allowed by law, neither shall have any liability or responsibility for injury or damages arising in connection therewith.

Not FDIC insured, nor bank guaranteed. May lose value.

AMG GW&K Enhanced Core Bond ESG Fund
Fund Snapshots (unaudited)
December 31, 2020

PORTFOLIO BREAKDOWN

Category	% of Net Assets
Corporate Bonds and Notes	54.1
U.S. Government and Agency Obligations	34.6
Municipal Bonds	8.1
Foreign Government Obligations	0.6
Short-Term Investments	4.3
Other Assets Less Liabilities	(1.7)

Rating	% of Market Value[1]
U.S. Government and Agency Obligations	35.5
Aaa/AAA	2.6
Aa/AA	7.8
A	8.5
Baa/BBB	28.2
Ba/BB	16.6
B	0.8

[1] Includes market value of long-term fixed-income securities only.

TOP TEN HOLDINGS

Security Name	% of Net Assets
U.S. Treasury Bonds, 4.500%, 02/15/36	3.5
FNMA, 4.000%, 10/01/43	3.2
FNMA, 4.500%, 04/01/41	2.5
FNMA, 2.000%, 08/01/50	2.2
FHLMC Multifamily Structured Pass Through Certificates, Series K071, Class A2, 3.286%, 11/25/27	2.2
California State General Obligation, School Improvements, 7.550%, 04/01/39	1.8
FHLMC, 5.000%, 10/01/36	1.6
FNMA, 2.500%, 02/01/35	1.6
The Goldman Sachs Group, Inc., Series S, 4.400%, 02/10/25	1.5
FNMA, 3.500%, 01/01/47	1.5
Top Ten as a Group	21.6

Credit quality ratings shown above reflect the highest rating assigned by either Standard & Poor’s (“S&P”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by any of the rating agencies. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

Because a fund’s strategy may result in multiple investments in particular sectors of the economy, its performance may depend on the performance of those sectors and may fluctuate more widely than investments diversified across more sectors. For additional information on these and other risk considerations, please see the Fund’s prospectus.

Any sectors, industries, or securities discussed should not be perceived as investment recommendations. Mention of a specific security should not be considered a recommendation to buy or solicitation to sell that security. Specific securities mentioned in this report may have been sold from the Fund’s portfolio of investments by the time you receive this report.

AMG GW&K Enhanced Core Bond ESG Fund
Schedule of Portfolio Investments
December 31, 2020

	Principal Amount	Value
Corporate Bonds and Notes - 54.1%
Financials - 14.1%
Aircastle, Ltd. (Bermuda)
5.000%, 04/01/23	$475,000	$506,628
Ally Financial, Inc.
8.000%, 11/01/31	392,000	576,553
Bank of America Corp.
Series MM, (4.300% to 01/28/25 then 3 month LIBOR + 2.664%), 4.300%, 01/28/25[1,2,3]	531,000	548,157
The Bank of New York Mellon Corp.
MTN, 2.450%, 08/17/26	485,000	528,263
Boston Properties, LP
3.400%, 06/21/29	489,000	546,642
The Charles Schwab Corp.
Series G, (5.375% to 01/06/25 then
U.S. Treasury Yield Curve CMT 5 year + 4.971%), 5.375%, 01/06/25[1,2,3]	707,000	789,189
CIT Group, Inc.
6.125%, 03/09/28	451,000	550,698
Crown Castle International Corp.
4.300%, 02/15/29	406,000	482,522
The Goldman Sachs Group, Inc.
Series S, (4.400% to 02/10/25 then
U.S. Treasury Yield Curve CMT 5 year + 2.850%), 4.400%, 02/10/25[1,2,3,4]	818,000	838,450
Host Hotels & Resorts LP
Series I, 3.500%, 09/15/30	515,000	543,669
Iron Mountain, Inc.
4.500%, 02/15/31[5]	230,000	241,213
JPMorgan Chase & Co.
2.950%, 10/01/26	119,000	132,091
(4.000% to 01/04/25 then SOFRRATE + 2.475%), 4.000%, 01/04/25[1,2,3]	415,000	422,003
Starwood Property Trust, Inc.
5.500%, 11/01/23[5]	270,000	282,487
Truist Financial Corp.
Series N, (4.800% to 09/01/24 then
U.S. Treasury Yield Curve CMT 5 year + 3.003%), 4.800%, 09/01/24[1,2,3]	259,000	273,792
Visa, Inc.
4.300%, 12/14/45	377,000	518,109
Total Financials		7,780,466
Industrials - 38.3%
AECOM
5.125%, 03/15/27	205,000	228,860
5.875%, 10/15/24	294,000	328,627
Aramark Services, Inc.
4.750%, 06/01/26	264,000	272,171
ArcelorMittal, S.A. (Luxembourg)
4.550%, 03/11/26	489,000	549,670
	Principal Amount	Value
Berry Global, Inc.
5.625%, 07/15/27[5]	$242,000	$260,679
BorgWarner, Inc.
2.650%, 07/01/27[4]	490,000	527,353
Campbell Soup Co.
2.375%, 04/24/30	525,000	555,469
CenturyLink, Inc.
5.625%, 04/01/25	246,000	265,834
Charter Communications Operating LLC/Charter
Communications Operating Capital
4.908%, 07/23/25	470,000	546,203
Cheniere Corpus Christi Holdings LLC
5.875%, 03/31/25	232,000	270,227
Comcast Corp.
4.150%, 10/15/28	651,000	784,175
CommonSpirit Health
3.347%, 10/01/29	458,000	503,829
Crown Americas LLC / Crown
Americas Capital Corp. IV
4.500%, 01/15/23[4]	238,000	251,716
Crown Americas LLC / Crown
Americas Capital Corp. V
4.250%, 09/30/26	266,000	293,671
CVS Health Corp.
5.125%, 07/20/45	402,000	542,066
Dana, Inc.
5.375%, 11/15/27	15,000	15,928
5.625%, 06/15/28	487,000	525,164
Dell, Inc.
7.100%, 04/15/28[4]	408,000	537,536
Elanco Animal Health, Inc.
5.900%, 08/28/28[6]	463,000	547,787
Fidelity National Information Services, Inc.
Series 10Y, 4.250%, 05/15/28	428,000	510,077
The Ford Foundation
Series 2020, 2.415%, 06/01/50	488,000	499,863
The George Washington University
Series 2018, 4.126%, 09/15/48	435,000	552,333
HCA, Inc.
5.375%, 02/01/25	476,000	535,983
Howmet Aerospace, Inc.
6.875%, 05/01/25[4]	470,000	550,487
Johnson Controls International plc/Tyco Fire & Security Finance SCA (Ireland)
1.750%, 09/15/30	548,000	559,847
Lennar Corp.
4.750%, 05/30/25	232,000	265,495
Lowe’s Cos., Inc.
4.000%, 04/15/25	457,000	519,756
MGM Resorts International
5.750%, 06/15/25	243,000	269,129

The accompanying notes are an integral part of these financial statements.

AMG GW&K Enhanced Core Bond ESG Fund
Schedule of Portfolio Investments (continued)

	Principal Amount	Value
Industrials - 38.3% (continued)
Microsoft Corp.
2.525%, 06/01/50	$372,000	$393,104
Murphy Oil USA, Inc.
5.625%, 05/01/27	247,000	262,082
Newell Brands, Inc.
4.700%, 04/01/26[6]	463,000	510,657
Parker-Hannifin Corp.
3.250%, 06/14/29	467,000	530,541
Penn National Gaming, Inc.
5.625%, 01/15/27	125,000	130,638
PulteGroup, Inc.
5.000%, 01/15/27[4]	290,000	342,744
5.500%, 03/01/26	165,000	196,645
Raytheon Technologies Corp.
3.950%, 08/16/25	460,000	527,798
RELX Capital, Inc.
3.000%, 05/22/30	80,000	88,941
4.000%, 03/18/29	390,000	463,452
Service Corp. International
3.375%, 08/15/30	520,000	541,884
Sprint Corp.
7.125%, 06/15/24	438,000	513,012
Starbucks Corp.
2.550%, 11/15/30	508,000	549,870
Steel Dynamics, Inc.
2.400%, 06/15/25	495,000	526,667
Sysco Corp.
2.400%, 02/15/30	497,000	518,195
Toll Brothers Finance Corp.
4.375%, 04/15/23	251,000	267,001
United Rentals North America Inc.
3.875%, 02/15/31	517,000	543,328
Verizon Communications, Inc.
3.875%, 02/08/29	447,000	526,887
VF Corp.
2.800%, 04/23/27	496,000	542,993
Wyndham Destinations, Inc.
5.650%, 04/01/24[6]	516,000	559,161
Xylem, Inc.
2.250%, 01/30/31	477,000	503,033
Total Industrials		21,108,568
Utilities - 1.7%
Dominion Energy, Inc.
Series B, (4.650% to 12/15/24 then U.S. Treasury Yield Curve CMT 5 year + 2.993%), 4.650%, 12/15/24[1,2,3]	515,000	544,374
	Principal Amount	Value
National Rural Utilities Cooperative Finance Corp.
1.350%, 03/15/31	$408,000	$403,194
Total Utilities		947,568
Total Corporate Bonds and Notes
(Cost $28,030,829)		29,836,602
Municipal Bonds - 8.1%
California State General Obligation, School Improvements
7.550%, 04/01/39	570,000	1,002,020
County of Miami-Dade FL Aviation Revenue, Series C
4.280%, 10/01/41	700,000	771,533
JobsOhio Beverage System Series B, 4.532%, 01/01/35	5,000	6,414
JobsOhio Beverage System, Series B 3.985%, 01/01/29	325,000	374,095
Los Angeles Unified School District, School Improvements
5.750%, 07/01/34	550,000	776,655
Massachusetts School Building Authority Series B, 1.753%, 08/15/30	518,000	525,351
Metropolitan Transportation Authority
6.687%, 11/15/40	75,000	98,278
Metropolitan Transportation Authority, Transit Improvement
6.668%, 11/15/39	290,000	379,717
University of California, University & College Improvements Series BD, 3.349%, 07/01/29	440,000	507,764
Total Municipal Bonds
(Cost $4,127,526)		4,441,827
U.S. Government and Agency Obligations - 34.6%
Fannie Mae - 21.1%
FNMA
2.000%, 08/01/50 to 09/01/50	1,281,754	1,332,835
2.500%, 11/01/34 to 05/01/50	1,293,251	1,368,421
3.500%, 11/01/33 to 11/01/48	3,064,710	3,326,957
4.000%, 12/01/33 to 03/01/50	3,137,534	3,432,099
4.500%, 01/01/40 to 07/01/49	1,734,190	1,942,283
5.000%, 11/01/43	200,072	232,325
Total Fannie Mae		11,634,920
Freddie Mac - 10.0%
FHLMC
1.500%, 11/01/50	516,262	521,940
2.000%, 08/01/50	196,982	204,757
2.500%, 11/01/34 to 08/01/50	785,462	832,730
5.000%, 10/01/36	767,075	891,839
FHLMC Gold Pool
3.500%, 02/01/30 to 04/01/46	1,339,120	1,457,724

The accompanying notes are an integral part of these financial statements.

AMG GW&K Enhanced Core Bond ESG Fund
Schedule of Portfolio Investments (continued)

	Principal Amount	Value
Freddie Mac - 10.0% (continued)
FHLMC Multifamily Structured Pass Through Certificates Series K050, Class A2
3.334%, 08/25/25[3]	$46,000	$51,565
Series K071, Class A2
3.286%, 11/25/27	1,035,000	1,198,038
Series K076, Class A2
3.900%, 04/25/28	291,000	349,179
Total Freddie Mac		5,507,772
U.S. Treasury Obligations - 3.5%
U.S. Treasury Bonds
4.500%, 02/15/36	1,319,000	1,936,199
Total U.S. Treasury Obligations		1,936,199
Total U.S. Government and Agency Obligations
(Cost $18,402,686)		19,078,891
Foreign Government Obligation - 0.6%
The Korea Development Bank (South Korea)
0.500%, 10/27/23
(Cost $345,180)	346,000	347,297
Total Foreign Government Obligation
(Cost $345,180)		347,297
Short-Term Investments - 4.3%
Joint Repurchase Agreements - 4.3%[7]
Citigroup Global Markets, Inc., dated 12/31/20, due 01/04/21, 0.070% total to be received $1,000,008 (collateralized by various U.S. Government Agency Obligations and U.S. Treasuries, 0.000% - 4.000%, 09/15/21 - 01/01/51, totaling $1,020,000)	1,000,000	1,000,000
	Principal Amount	Value
Morgan, Stanley & Co. LLC, dated 12/31/20, due 01/04/21, 0.070% total to be received $379,189 (collateralized by various U.S. Government Agency Obligations and U.S. Treasuries, 0.000% - 9.000%, 02/04/21 - 12/20/50, totaling $386,770)	$379,186	$379,186
RBC Dominion Securities, Inc., dated 12/31/20, due 01/04/21, 0.080% total to be received $1,000,009 (collateralized by various U.S. Government Agency Obligations and U.S. Treasuries, 0.000% - 6.000%, 01/05/21 - 12/20/50, totaling $1,020,000)	1,000,000	1,000,000
Total Joint Repurchase Agreements		2,379,186
Total Short-Term Investments
(Cost $2,379,186)		2,379,186
Total Investments - 101.7%
(Cost $53,285,407)		56,083,803
Other Assets, less Liabilities - (1.7)%		(938,221)
Net Assets - 100.0%		$55,145,582

[1]	Fixed to variable rate investment. The rate shown reflects the fixed rate in effect at December 31, 2020. Rate will reset at a future date.
[2]	Perpetuity Bond. The date shown represents the next call date.
[3]	Variable rate security. The rate shown is based on the latest available information as of December 31, 2020. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above.
[4]	Some of these securities, amounting to $2,928,951 or 5.3% of net assets, were out on loan to various borrowers and are collateralized by cash and various U.S. Treasury Obligations. See Note 4 of Notes to Financial Statements.
[5]	Security exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2020, the value of these securities amounted to $784,379 or 1.4% of net assets.
[6]	Step Bond: A debt instrument with either deferred interest payments or an interest rate that resets at specific times during its term.
[7]	Cash collateral received for securities lending activity was invested in these joint repurchase agreements.
CMT	Constant Maturity Treasury
FHLMC	Freddie Mac
FNMA	Fannie Mae
LIBOR	London Interbank Offered Rate
MTN	Medium-Term Note
SOFRRATE	Secured Overnight Financing Rate

The accompanying notes are an integral part of these financial statements.

AMG GW&K Enhanced Core Bond ESG Fund
Schedule of Portfolio Investments (continued)

The following table summarizes the inputs used to value the Fund’s investments by the fair value hierarchy levels as of December 31, 2020:

	Level 1	Level 2	Level 3	Total
Investments in Securities
Corporate Bonds and Notes†	—	$29,836,602	—	$29,836,602
Municipal Bonds†	—	4,441,827	—	4,441,827
U.S. Government and Agency Obligations†	—	19,078,891	—	19,078,891
Foreign Government Obligation	—	347,297	—	347,297
Short-Term Investments
Joint Repurchase Agreements	—	2,379,186	—	2,379,186
Total Investments in Securities	—	$56,083,803	—	$56,083,803

†	All corporate bonds and notes, municipal bonds, and U.S. government and agency obligations held in the Fund are Level 2 securities. For a detailed breakout of corporate bonds and notes, municipal bonds, and U.S. government and agency obligations by major industry or agency classification, please refer to the Fund’s Schedule of Portfolio Investments.

For the fiscal year ended December 31, 2020, there were no transfers in or out of Level 3.

The accompanying notes are an integral part of these financial statements.

AMG GW&K High Income Fund
Portfolio Manager’s Comments (unaudited)

THE YEAR IN REVIEW

AMG GW&K High Income Fund (the “Fund”) Class N shares returned 12.16% during the year ended December 31, 2020, compared to the 6.79% return for the Bloomberg Barclays U.S. High Yield 1–5 Year Ba Index. The Fund’s legacy benchmark, the Bloomberg Barclays Global Aggregate Bond Index, returned 9.20% during the period.

Effective December 4, 2020, the Fund’s subadviser changed from Loomis, Sayles & Company, L.P. (“Loomis Sayles”) to GW&K Investment Management, LLC (“GW&K”). Also effective December 4, 2020, the Fund changed its name from AMG Manager Global Income Opportunity Fund and changed its investment objective, benchmark, principal investment strategies, and principal risks.

PERFORMANCE

Despite a negative return in the first quarter, the Fund generated strong performance for the full year and outperformed both the legacy benchmark (Bloomberg Barclays Global Aggregate Bond Index) and its new benchmark (Bloomberg Barclays U.S. High Yield 1–5 Year Ba Index). In the first quarter, the Fund underperformed primarily due to spread sector allocation and currency positioning, while duration and yield curve positioning was positive. The Fund subsequently outperformed in the following three quarters due to spread sector allocation with notable contributions from an overweight in the investment grade bond sector. The Fund’s currency and yield curve positioning were also modest contributors to relative performance during the period.

HIGH INCOME INVESTMENT STRATEGY

GW&K believes that by actively managing a diversified portfolio of non-investment grade corporate bonds, we can generate higher total return over the long term while assuming manageable levels of risk. We look to invest in companies that we believe offer the best risk-adjusted value.

The Fund seeks to achieve a high level of current income while minimizing price volatility. It seeks to minimize interest rate risk by investing in bonds with maturities less than five years and seeks to minimize credit risk by targeting bonds with an average rating of BB.

OUTLOOK

Yields across the curve have struggled to break decisively out of their recent range, even as investors gained increasing confidence that a durable recovery is underway. Among the reasons for this apparent reticence is a lack of conviction that the U.S. Federal Reserve (Fed) will be able to reach and sustain a long-term inflation target of 2%.

Furthermore, even in the event that they do, investors are skeptical that the still-fragile recovery could sustain meaningfully higher rates. As a result, we believe there is a fairly even balance of upside and downside risks to rates and we have kept our duration close to its benchmark. With respect to curve positioning, we favor an underweight to the long end, where breakevens are especially unappealing, in favor of the more balanced risk/return profile of intermediate maturities.

We believe corporate credit remains the most compelling segment of the fixed income market as both a beneficiary of the ongoing recovery and a defense against rising interest rates. Yields available in the Treasury market sit close to historic lows at the same time as the sector’s sensitivity to interest rates is near historic highs, providing a particularly asymmetrical risk profile. Credit, meanwhile, is poised to benefit not only from an improving fundamental picture, but also a notable drop-off in issuance next year that is likely to fuel a constructive supply/demand imbalance in a world where positive yields are increasingly scarce.

This commentary reflects the results from GW&K and Loomis Sayles during the period and the viewpoints of the current portfolio manager, GW&K, and is not intended as a forecast or guarantee of future result.

AMG GW&K High Income Fund
Portfolio Manager’s Comments (continued)

CUMULATIVE TOTAL RETURN PERFORMANCE

AMG GW&K High Income Fund’s cumulative total return is based on the daily change in net asset value (NAV), and assumes that all dividends and distributions were reinvested. The graph compares a hypothetical $10,000 investment made in the AMG GW&K High Income Fund’s Class N shares on December 31, 2010, to a $10,000 investment made in the Bloomberg Barclays U.S. High Yield 1-5 Year Ba Index and Bloomberg Barclays Global Aggregate Bond Index for the same time period. The graph and table do not reflect the deduction of taxes that a shareholder would pay on a Fund distribution or redemption of shares. The listed returns for the Fund are net of expenses and the returns for the index exclude expenses. Total returns would have been lower had certain expenses not been reduced.

The table below shows the average annual total returns for the AMG GW&K High Income Fund and the Bloomberg Barclays U.S. High Yield 1-5 Year Ba Index and Bloomberg Barclays Global Aggregate Bond Index for the same time periods ended December 31, 2020.

Average Annual Total Returns[1]	One Year	Five Years	Ten Years
AMG GW&K High Income Fund[2,3,4,5]
Class N	12.16%	6.04%	3.74%
Bloomberg Barclays U.S. High Yield 1-5 Year Ba Index[6]	6.79%	6.31%	5.81%
Bloomberg Barclays Global Aggregate Bond Index[7]	9.20%	4.79%	2.83%

The performance data shown represents past performance. Past performance is not a guarantee of future results. Current performance may be lower or higher than the performance data quoted. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

Investors should carefully consider the Fund’s investment objectives, risks, charges and expenses before investing. For performance information through the most recent month end, current net asset values per share for the Fund and other information, please call 800.548.4539 or visit our website at amgfunds.com for a free prospectus. Read it carefully before investing or sending money.

Distributed by AMG Distributors, Inc., member FINRA/SIPC.

[1]	Total return equals income yield plus share price change and assumes reinvestment of all dividends and capital gain distributions. Returns are net of fees and may reflect offsets of Fund expenses as described in the prospectus. No adjustment has been made for taxes payable by shareholders on their reinvested dividends and capital gain distributions. Returns for periods greater than one year are annualized. The listed returns on the Fund are net of expenses and based on the published NAV as of December 31, 2020. All returns are in U.S. dollars($).
[2]	From time to time the Fund’s advisor has waived it’s fees and/or absorbed Fund expenses, which has resulted in higher returns.

[3]	The Fund is subject to the risks associated with investments in debt securities, such as default risk and fluctuations in the perception of the debtor’s ability to pay its creditors. Changing interest rates may adversely affect the value of an investment. An increase in interest rates typically causes the value of bonds and other fixed income securities to fall.

[4]	Market prices of investments held by the Fund may fall rapidly or unpredictably due to a variety of economic or political factors, market conditions, disasters or public health issues, or in response to events that affect particular industries or companies.

[5]	High-yield bonds (also known as “junk bonds”) may be subject to greater levels of interest rate, credit, and liquidity risk than investments in higher rated securities. These securities are considered predominantly speculative with respect to the issuer’s continuing ability to make principal and interest payments. The issuers of the Fund’s holdings may be involved in bankruptcy proceedings, reorganizations, or financial restructurings, and are not as strong financially as higher-rated issuers.

[6]	On December 4, 2020, the primary benchmark changed from the Bloomberg Barclays Global Aggregate Bond Index to the Bloomberg Barclays U.S. High Yield Ba 1-5 Year Index. The Bloomberg Barclays U.S. High Yield Ba 1-5 Year Index, a subset of the Bloomberg Barclays High Yield Index, is an unmanaged index comprised of fixed rate, publicly issued, non-investment grade debt registered with the Securities and Exchange Commission (SEC) where the middle rating of Moody’s, S&P and Fitch is BB and maturities range from 1 to 5 years. Unlike the Fund, the Bloomberg Barclays U.S. High Yield Ba 1-5 Year Index is unmanaged, is not available for investment and does not incur expenses.

[7]	The Bloomberg Barclays Global Aggregate Bond Index, the Fund’s prior benchmark provides a broad-based measure of the global investment-grade fixed income markets. The three major components of this index are the U.S. Aggregate, the Pan-European Aggregate, and the Asian-Pacific Aggregate Indices. The Index also includes Eurodollar and Euro-Yen corporate bonds, Canadian government, agency and corporate securities, and USD investment grade 144A securities. Unlike the Fund, the Bloomberg Barclays Global Aggregate Bond Index is unmanaged, is not available for investment and does not incur expenses.

Bloomberg Index Services Limited. BLOOMBERG® is a trademark and service mark of Bloomberg Finance L.P. and its affiliates (collectively “Bloomberg”).

AMG GW&K High Income Fund
Portfolio Manager’s Comments (continued)

BARCLAYS® is a trademark and service mark of Barclays Bank Plc (collectively with its affiliates, “Barclays”), used under license. Bloomberg or Bloomberg’s licensors, including Barclays, own all proprietary rights in the Bloomberg Barclays Indices. Neither Bloomberg nor Barclays approves or	endorses this material, or guarantees the accuracy or completeness of any information herein, or makes any warranty, express or implied, as to the results to be obtained therefrom and, to the maximum extent allowed by law, neither shall have any liability or	responsibility for injury or damages arising in connection therewith. Not FDIC insured, nor bank guaranteed. May lose value

AMG GW&K High Income Fund
Fund Snapshots (unaudited)
December 31, 2020

PORTFOLIO BREAKDOWN

Category	% of Net Assets
Corporate Bonds and Notes	96.8
Other Assets Less Liabilities	3.2

Rating	% of Market Value[1]
Baa/BBB	24.7
Ba/BB	60.1
B	15.2

[1]	Includes market value of long-term fixed-income securities only.

TOP TEN HOLDINGS

Security Name	% of Net Assets
QEP Resources, Inc., 5.625%, 03/01/26	2.7
Apache Corp., 4.625%, 11/15/25	2.6
Kohl’s Corp., 9.500%, 05/15/25	2.5
Ford Motor Co., 4.346%, 12/08/26	2.5
Allegheny Technologies, Inc., 7.875%, 08/15/23	2.5
Methanex Corp., 4.250%, 12/01/24 (Canada)	2.5
Howmet Aerospace, Inc., 6.875%, 05/01/25	2.5
Aramark Services, Inc., 4.750%, 06/01/26	2.5
Delta Air Lines, Inc., 7.375%, 01/15/26	2.5
Service Properties Trust, 7.500%, 09/15/25	2.5
Top Ten as a Group	25.3

Credit quality ratings shown above reflect the highest rating assigned by either Standard & Poor’s (“S&P”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by any of the rating agencies. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

Because a fund’s strategy may result in multiple investments in particular sectors of the economy, its performance may depend on the performance of those sectors and may fluctuate more widely than investments diversified across more sectors. For additional information on these and other risk considerations, please see the Fund’s prospectus.

Any sectors, industries, or securities discussed should not be perceived as investment recommendations. Mention of a specific security should not be considered a recommendation to buy or solicitation to sell that security. Specific securities mentioned in this report may have been sold from the Fund’s portfolio of investments by the time you receive this report.

AMG GW&K High Income Fund
Schedule of Portfolio Investments
December 31, 2020

	Principal Amount	Value
Corporate Bonds and Notes - 96.8%
Financials - 20.2%
Aircastle, Ltd. (Bermuda)
5.000%, 04/01/23	$237,000	$252,619
CIT Group, Inc.
5.000%, 08/01/23	160,000	174,800
Citigroup, Inc.
Series V
(4.700% to 01/30/25 then SOFRRATE + 3.234%), 4.700%, 01/30/25[1,2,3]	246,000	252,787
The Goldman Sachs Group, Inc.
Series S
(4.400% to 02/10/25 then U.S. Treasury Yield Curve CMT 5 year + 2.850%), 4.400%, 02/10/25[1,2,3]	250,000	255,625
JPMorgan Chase & Co.
Series HH
(4.600% to 02/01/25 then SOFRRATE + 3.125%), 4.600%, 02/01/25[1,2,3]	245,000	252,963
Service Properties Trust
7.500%, 09/15/25	223,000	256,967
SLM Corp.
4.200%, 10/29/25	241,000	254,556
Starwood Property Trust, Inc.
4.750%, 03/15/25	246,000	252,150
Wynn Las Vegas LLC / Wynn Las Vegas Capital Corp.
5.500%, 03/01/25[4]	120,000	125,250
Total Financials		2,077,717
Industrials - 76.6%
AECOM
5.875%, 10/15/24	227,000	253,169
Allegheny Technologies, Inc.
7.875%, 08/15/23[5]	236,000	258,264
American Axle & Manufacturing, Inc.
6.250%, 04/01/25	243,000	251,505
Apache Corp.
4.625%, 11/15/25	251,000	265,312
Aramark Services, Inc.
4.750%, 06/01/26	250,000	257,362
Ball Corp.
5.250%, 07/01/25	215,000	245,364
CDW LLC / CDW Finance Corp.
5.500%, 12/01/24	228,000	254,902
CenturyLink, Inc.
5.625%, 04/01/25	65,000	70,119
Crown Americas LLC / Crown Americas Capital Corp. IV
4.500%, 01/15/23	234,000	246,900
	Principal Amount	Value
CSC Holdings LLC
5.250%, 06/01/24	$234,000	$253,282
DCP Midstream Operating LP
5.375%, 07/15/25	137,000	150,538
Delta Air Lines, Inc.
7.375%, 01/15/26	225,000	257,018
Donnelley Financial Solutions, Inc.
8.250%, 10/15/24	184,000	195,040
Ford Motor Co.
4.346%, 12/08/26	243,000	258,795
Freeport-McMoRan, Inc.
3.875%, 03/15/23	119,000	124,153
Graphic Packaging International LLC
4.875%, 11/15/22	93,000	97,418
HCA, Inc.
5.375%, 02/01/25	223,000	250,770
Howmet Aerospace, Inc.
6.875%, 05/01/25	220,000	257,400
Kohl’s Corp.
9.500%, 05/15/25	200,000	259,421
Methanex Corp. (Canada)
4.250%, 12/01/24	245,000	257,936
MGM Resorts International
6.000%, 03/15/23	234,000	251,257
Netflix, Inc.
5.875%, 02/15/25	220,000	253,103
Newell Brands, Inc.
4.875%, 06/01/25	231,000	254,169
Newfield Exploration Co.
5.625%, 07/01/24	235,000	251,717
NuStar Logistics LP
4.750%, 02/01/22	123,000	124,845
Occidental Petroleum Corp.
3.450%, 07/15/24	173,000	165,215
Penske Automotive Group, Inc.
3.500%, 09/01/25	243,000	246,949
QEP Resources, Inc.
5.625%, 03/01/26	250,000	274,137
QVC, Inc.
4.450%, 02/15/25	236,000	252,001
Sprint Corp.
7.125%, 06/15/24	211,000	246,870
Tenet Healthcare Corp.
4.875%, 01/01/26[4]	120,000	125,533
Teva Pharmaceutical Finance Netherlands III BV (Netherlands)
2.200%, 07/21/21	249,000	248,378
United Airlines Holdings, Inc.
5.000%, 02/01/24	254,000	252,095

The accompanying notes are an integral part of these financial statements.

AMG GW&K High Income Fund
Schedule of Portfolio Investments (continued)

	Principal Amount	Value
Industrials - 76.6% (continued)
VeriSign, Inc.
5.250%, 04/01/25	$86,000	$97,718
WPX Energy, Inc.
5.250%, 09/15/24	117,000	127,445
Wyndham Destinations, Inc.
5.650%, 04/01/24[5]	236,000	254,880
Total Industrials		7,890,980
Total Corporate Bonds and Notes
(Cost $9,978,707)		9,968,697

[1]	Fixed to variable rate investment. The rate shown reflects the fixed rate in effect at December 31, 2020. Rate will reset at a future date.

[2]	Perpetuity Bond. The date shown represents the next call date.

[3]	Variable rate security. The rate shown is based on the latest available information as of December 31, 2020. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above.

[4]	Security exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2020, the value of these securities amounted to $250,783 or 2.4% of net assets.

Value
Total Investments - 96.8%
(Cost $9,978,707)	$9,968,697
Other Assets, less Liabilities - 3.2%	333,161
Net Assets - 100.0%	$10,301,858

[5]	Step Bond: A debt instrument with either deferred interest payments or an interest rate that resets at specific times during its term.

CMT	Constant Maturity Treasury
SOFRRATE	Secured Overnight Financing Rate

The accompanying notes are an integral part of these financial statements.

AMG GW&K High Income Fund Schedule of Portfolio Investments (continued)

The following table summarizes the inputs used to value the Fund’s investments by the fair value hierarchy levels as of December 31, 2020:

	Level 1	Level 2	Level 3	Total
Investments in Securities
Corporate Bonds and Notes†	—	$9,968,697	—	$9,968,697
Total Investments in Securities	—	$9,968,697	—	$9,968,697

†	All corporate bonds and notes held in the Fund are level 2 securities. For a detailed breakout of corporate bonds and notes by major industry classification, please refer to the Fund’s Schedule of Portfolio Investments.

For the fiscal year ended December 31, 2020, there were no transfers in or out of Level 3.

For the fiscal year ended December 31, 2020, the effect of derivative instruments on the Statement of Operations for the Fund and the amount of realized gain/loss and unrealized appreciation/depreciation on derivatives recognized in income was as follows:

	Realized Gain/(Loss)		Change in Unrealized Appreciation/Depreciation

Derivatives not accounted for as hedging instruments	Statement of Operations Location	Realized Gain/(Loss)	Statement of Operations Location	Change in Unrealized Appreciation/ Depreciation
Foreign currency exchange contracts	Net realized gain on forward contracts	$134,979	Net change in unrealized appreciation/ depreciation on forward contracts	$10,553

Interest rate contracts	Net realized gain on futures contracts	34,964	Net change in unrealized appreciation/ depreciation on futures contracts	4,541
	Totals	$169,943		$15,094

The accompanying notes are an integral part of these financial statements.

AMG GW&K Municipal Bond Fund Portfolio Manager’s Comments (unaudited)

THE YEAR IN REVIEW

For the year ended December 31, 2020, AMG GW&K Municipal Bond Fund (the “Fund”) Class N shares returned 4.31%, underperforming its benchmark, the Bloomberg Barclays 10-Year Municipal Bond Index (the “Index”), which returned 5.62%.

The municipal bond market withstood historic volatility in the first quarter as COVID-19 exploded across the globe and wreaked havoc on financial markets. After falling to all-time lows amid a global flight to safety, tax-exempt yields went on a wild ride, spiking more than 200 basis points over a ten-day stretch in March only to abruptly reverse course and recapture nearly three-fourths of that sharp selloff. The generic 10-year AAA yield finished March up 40 basis points for the month, but still down 13 basis points from the beginning of the year. Credit spreads, which had been on a years-long run of tightening leading up to the crisis, widened sharply amid the turmoil, led by high yield and low investment grade securities, but also extending to certain sectors and credits viewed as particularly vulnerable to a prolonged economic shutdown. As the quarter came to a close, municipal bonds had regained some much needed stability thanks to unprecedented government intervention, but with the primary market still in limbo, price discovery remained opaque, trading depth shallow, and volatility elevated.

The municipal bond market posted impressive returns in the second quarter, completing a remarkable turnaround from the most tumultuous selloff in its history. Tax-exempt yields fell sharply across the curve, dropping back near all-time lows and narrowing a gap against Treasuries that had recently ballooned to all-time highs. The path toward normalcy passed many markers along the way. Short-term financing costs, which had spiked in March, dropped to record lows by June. Mutual funds not only stemmed the tide of massive net redemptions, but also began seeing a surge of inflows. The new issue market, which was effectively closed in March and most of April, eventually kicked into high gear, providing much needed price discovery and reflecting a growing confidence that the worst may have passed. The healing was broad based but not quite universal. Credit quality took on new importance as investors became more skeptical of certain issuers and sectors perceived as vulnerable to the pandemic fallout. Also states are beginning to fear that additional federal aid may become a casualty of election-year politics, an outcome that could spell trouble in some corners of the municipal bond space.

The municipal bond market posted solid returns in the third quarter, extending a post-crisis rebound on the back of a robust technical environment. Over the first six weeks of the period, tax-exempt yields rallied to all-time lows across the entire curve. The major catalyst was a flood of money pouring into the market, driven by a combination of seasonally high reinvestment demand and attractive valuations versus taxable alternatives. Industry mutual funds took in $26 billion of net new cash, the highest quarterly inflows on record. Supply, on the other hand, was relatively modest. Headline volumes were actually well above average, but those numbers were inflated by a record jump in taxable issuance. Tax-exempt supply remained at more manageable levels. In addition, dealer inventories dropped to all-time lows, setting the stage for a supply/demand dynamic that favored sellers. Lower rated credits continued to outperform, benefiting from a better-than-expected outlook for state finances and a still heavy appetite for incremental yield. Over the second half of August and into September, investors turned more cautious amid a building forward calendar and uncertainty over federal relief aid, pushing rates up off their lows, but still down for the quarter.

Municipal bonds posted solid gains in the fourth quarter, driven by strong technical tailwinds. Coming into October, municipal bonds were out-yielding Treasuries on an absolute basis across most of the curve, a dynamic that reflected heavy issuance in the third quarter and lingering concerns over the financial shape of state and local governments. But it had already become clear that tax revenues across the country were recovering much faster than feared, meaning credit fundamentals were improving even before factoring in any federal relief. And after October, when municipalities floated a record volume of deals to get ahead of any federal election chaos, issuance fell off a cliff, leaving a market that was starving for yield chasing a fast-dwindling supply of bonds. As we approached year end, heavy seasonal reinvestment demand and accelerating fund flows only added to the imbalance, as did the urgency of knowing that the supply drought would likely extend well into February. And so municipal yields continued to grind lower.

While all this was going on, Treasury yields were moving higher, as a number of positive developments reduced the need for safe-haven assets. The November U.S. election proved decisive, removing the chance that a contested result could destabilize markets. Federal stimulus talks proceeded in starts and stops, ultimately culminating with a deal in late December. And perhaps most importantly, multiple highly effective COVID-19 vaccines were approved for emergency use, providing confidence that the end of the crisis was finally in sight. All these factors put upward pressure on rates, though any runaway selloff in Treasuries was kept in check by a still-vigilant U.S Federal Reserve (the “Fed”) and a worrisome surge in coronavirus cases, which led to another series of widespread lockdowns. With municipal bonds and Treasuries heading in opposite directions, relative value ratios plunged, and by the end of the year had moved back to pre-virus levels. In fact, the 10-year municipal bond/Treasury ratio began the quarter at 127% and ended it at 78%.

The Fund underperformed the Bloomberg Barclays 10-Year Municipal Bond Index for the year. A shift in yield curve positioning in the fourth quarter modestly helped performance late in the year, but the Fund’s overall shorter duration detracted from performance for the year as rates declined. The Fund’s higher quality positioning benefited relative performance for the year.

As we enter 2021, it is important to revisit the lessons of last year. As we saw in March and April, the municipal bond market tends to be one-directional. With no effective way to short municipal bonds, price discovery is at the mercy of long-only investors, and when demand dries up, air pockets of volatility can emerge. But underneath the trading dynamics, which were ultimately cured by aggressive Fed liquidity, municipal credits once again demonstrated their resilience in the face of adversity and their importance as a hedge against riskier asset types. State tax receipts, expected to collapse amid the shutdown, held up remarkably well, buoyed by federal stimulus and the rebound in financial markets. Revenue sectors like toll roads, health care, and higher education rebounded quickly after early setbacks. Water systems and electric utilities were barely affected, showing how airtight essential service industries can be. Even areas most plagued by the crisis, like airports, showed only modest pressure, as large cash cushions and flexible airline agreement contracts provide a crucial bridge to recovery. So, while yields are once again back near absolute lows, municipal bonds remain a stable, sleep-at-night component of a successful asset allocation strategy.

This commentary reflects the viewpoints of GW&K Investment Management, LLC and is not intended as a forecast or guarantee of future results.

AMG GW&K Municipal Bond Fund Portfolio Manager’s Comments (continued)

CUMULATIVE TOTAL RETURN PERFORMANCE

AMG GW&K Municipal Bond Fund’s cumulative total return is based on the daily change in net asset value (NAV), and assumes that all dividends and distributions were reinvested. The graph compares a hypothetical $10,000 investment made in the AMG GW&K Municipal Bond Fund’s Class N shares on December 31, 2010, to a $10,000 investment made in the Bloomberg Barclays 10-Year Municipal Bond Index for the same time period. The graph and table do not reflect the deduction of taxes that a shareholder would pay on a Fund distribution or redemption of shares. The listed returns for the Fund are net of expenses and the returns for the index exclude expenses. Total returns would have been lower had certain expenses not been reduced.

The table below shows the average annual total returns for the AMG GW&K Municipal Bond Fund and the Bloomberg Barclays 10-Year Municipal Bond Index for the same time periods ended December 31, 2020.

Average Annual Total Returns[1]	One Year	Five Years	Ten Years
AMG GW&K Municipal Bond Fund[2,3,4,5,6,7]
Class N	4.31%	3.09%	4.05%
Class I	4.70%	3.43%	4.48%
Bloomberg Barclays 10-Year Municipal Bond Index[8]	5.62%	4.05%	4.80%

The performance data shown represents past performance. Past performance is not a guarantee of future results. Current performance may be lower or higher than the performance data quoted. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

Investors should carefully consider the Fund’s investment objectives, risks, charges and expenses before investing. For performance information through the most recent month end, current net asset values per share for the Fund and other information, please call 800.548.4539 or visit our website at amgfunds.com for a free prospectus. Read it carefully before investing or sending money.

Distributed by AMG Distributors, Inc., member FINRA/SIPC.

[1]	Total return equals income yield plus share price change and assumes reinvestment of all dividends and capital gain distributions. Returns are net of fees and may reflect offsets of Fund expenses as described in the prospectus. No adjustment has been made for taxes payable by shareholders on their reinvested dividends and capital gain distributions. Returns for periods greater than one year are annualized. The listed returns on the Fund are net of expenses and based on the published NAV as of December 31, 2020. All returns are in U.S. dollars ($).

[2]	From time to time, the Fund’s advisor has waived its fees and/or absorbed Fund expenses, which has resulted in higher returns.

[3]	The Fund is subject to the risks associated with investments in debt securities, such as default risk and fluctuations in the perception of the debtor’s ability to pay its creditors. Changing interest rates may adversely affect the value of an investment. An increase in interest rates typically causes the value of bonds and other fixed income securities to fall.

[4]	Factors unique to the municipal bond market may negatively affect the value of municipal bonds.

[5]	Investment income may be subject to certain state and local taxes, and depending on your tax status, the federal alternative minimum tax. Capital gains are not exempt from federal income tax.

[6]	Market prices of investments held by the Fund may fall rapidly or unpredictably due to a variety of economic or political factors, market conditions, disasters or public health issues, or in response to events that affect particular industries or companies.

[7]	Companies that are in similar businesses may be similarly affected by particular economic or market events; to the extent the Fund has substantial holdings within a particular sector, the risks associated with that sector increase.

[8]	The Bloomberg Barclays 10-Year Municipal Bond Index is the 10 Year (8-12) component of the Municipal Bond index. It is a rules-based, market-value-weighted index engineered for the tax-exempt bond market. The Index tracks general obligation bonds, revenue bonds, insured bonds, and prerefunded bonds rated Baa3/BBB- or higher by at least two of the ratings agencies: Moody’s, S&P, Fitch. Unlike the Fund, the Bloomberg Barclays 10-Year Municipal Bond Index is unmanaged, is not available for investment and does not incur expenses.

Bloomberg Index Services Limited. BLOOMBERG® is a trademark and service mark of Bloomberg Finance L.P. and its affiliates (collectively “Bloomberg”). BARCLAYS® is a trademark and service mark of Barclays Bank Plc (collectively with its affiliates, “Barclays”), used under license. Bloomberg or Bloomberg’s licensors, including Barclays, own all proprietary rights in the Bloomberg Barclays Indices. Neither Bloomberg nor Barclays approves or endorses this material, or guarantees the accuracy or completeness of any information herein, or makes any warranty, express or implied, as to the results to be obtained therefrom and, to the maximum extent allowed by law, neither shall have any liability or responsibility for injury or damages arising in connection therewith.

Not FDIC insured, nor bank guaranteed. May lose value.

AMG GW&K Municipal Bond Fund Fund Snapshots (unaudited) December 31, 2020

PORTFOLIO BREAKDOWN

Category	% of Net Assets
Transportation	26.9
General Obligation	21.0
Utilities	20.0
Water	7.5
Medical	7.4
Education	5.8
Power	2.8
Tobacco Settlement	0.8
Industrial Development	0.5
Short-Term Investments	7.3

Rating	% of Market Value[1]
Aaa/AAA	24.7
Aa/AA	48.1
A	24.1
Baa/BBB	3.1
[1] Includes market value of long-term fixed-income securities only.

TOP TEN HOLDINGS

Security Name	% of Net Assets
State of Texas, 4.000%, 08/26/21	4.4
State of Maryland, Series B, 5.000%, 08/01/25	2.3
New York State Dormitory Authority, Series B, 5.000%, 03/31/21	2.0
Wisconsin State Revenue, Department of Transportation, Series 2, 5.000%, 07/01/29	2.0
North Carolina State Limited Obligation, Series B, 5.000%, 05/01/28	1.5
Iowa Finance Authority, State Revolving Fund Green Bond, 5.000%, 08/01/30	1.5
Metropolitan Transportation Authority, Transit Revenue, Green Bond, Series B, 5.000%, 11/15/27	1.3
State of California, General Obligation, 5.000%, 11/01/30	1.2
State of Maryland, Department of Transportation, 5.000%, 09/01/29	1.2
State of Maryland, Department of Transportation, 5.000%, 10/01/28	1.2
Top Ten as a Group	18.6

Credit quality ratings shown above reflect the highest rating assigned by either Standard & Poor’s (“S&P”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by any of the rating agencies. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

Because a fund’s strategy may result in multiple investments in particular sectors of the economy, its performance may depend on the performance of those sectors and may fluctuate more widely than investments diversified across more sectors. For additional information on these and other risk considerations, please see the Fund’s prospectus.

Any sectors, industries, or securities discussed should not be perceived as investment recommendations. Mention of a specific security should not be considered a recommendation to buy or solicitation to sell that security. Specific securities mentioned in this report may have been sold from the Fund’s portfolio of investments by the time you receive this report.

AMG GW&K Municipal Bond Fund Schedule of Portfolio Investments December 31, 2020

	Principal Amount	Value
Municipal Bonds - 92.7%
Alabama - 0.8%
Alabama Public School and College Authority, Series A 5.000%, 11/01/34	$7,500,000	$10,280,925
Arizona - 2.2%
Arizona Department of Transportation State Highway Fund Revenue 5.000%, 07/01/28	5,040,000	6,274,548
Arizona Water Infrastructure Finance Authority, Water Quality Revenue, Series A 5.000%, 10/01/26	10,000,000	11,714,500
Salt River Project Agricultural Improvement & Power District 5.000%, 01/01/27 [1]	3,000,000	3,702,210
5.000%, 01/01/28 [1]	2,625,000	3,326,400
5.000%, 01/01/29 [1]	2,500,000	3,249,975
Total Arizona		28,267,633
California - 11.0%
California Municipal Finance Authority, Community Medical Centers, Series A
5.000%, 02/01/27	950,000	1,173,421
5.000%, 02/01/30	1,630,000	1,964,280
5.000%, 02/01/31	900,000	1,081,026
5.000%, 02/01/32	1,855,000	2,220,175
California State Public Works Board 5.000%, 02/01/31 [1]	3,500,000	4,541,775
California State Public Works Board, Series A
5.000%, 02/01/30 [1]	3,500,000	4,462,150
5.000%, 02/01/32 [1]	3,500,000	4,611,425
City of Los Angeles Department of Airports, Series C 5.000%, 05/15/30	10,515,000	14,080,111
Los Angeles County Metropolitan Transportation Authority, Series R
5.000%, 06/01/29	6,940,000	9,450,337
5.000%, 06/01/31	6,000,000	8,284,500
5.000%, 06/01/32	10,035,000	13,754,172
Los Angeles Unified School District, Series A 5.000%, 07/01/28	5,000,000	6,625,550
San Diego County Water Authority, Series A
5.000%, 05/01/28 [1]	1,770,000	2,328,028
5.000%, 05/01/29 [1]	2,455,000	3,309,659
5.000%, 05/01/30 [1]	1,800,000	2,479,338
5.000%, 05/01/31 [1]	1,300,000	1,831,960
San Francisco City & County Airport Commission,
San Francisco International Airport, Series A
5.000%, 05/01/34	5,000,000	6,358,700
5.000%, 05/01/35	5,800,000	7,361,302
State of California
5.000%, 08/01/29	7,235,000	8,993,539
5.000%, 09/01/29	5,075,000	6,323,704
5.000%, 11/01/30	11,575,000	16,166,108
5.000%, 04/01/32	5,000,000	7,166,550

	Principal Amount	Value
State of California, Series C
5.000%, 09/01/26	$7,715,000	$9,385,375
Total California		143,953,185
Colorado - 1.3%
Colorado Health Facilities Authority, Series A
5.000%, 01/01/27	2,500,000	3,137,875
5.000%, 01/01/28	2,535,000	3,261,176
5.000%, 01/01/29	4,125,000	5,425,406
5.000%, 08/01/33	4,250,000	5,424,955
Total Colorado		17,249,412
Connecticut - 2.8%
State of Connecticut Special Tax Revenue 5.000%, 05/01/28	3,000,000	3,905,730
State of Connecticut Special Tax Revenue, Transportation Infrastructure 5.000%, 01/01/30	10,180,000	12,966,673
State of Connecticut Special Tax Revenue, Series B 5.000%, 10/01/35	7,500,000	9,543,150
State of Connecticut, Series A
5.000%, 01/15/31	7,650,000	10,225,220
Total Connecticut		36,640,773
District of Columbia - 2.8%
District of Columbia, Series A
5.000%, 06/01/30	6,020,000	7,446,800
District of Columbia, Series B
5.000%, 10/01/28	7,100,000	9,493,055
5.000%, 06/01/31	10,080,000	13,159,238
Washington Convention & Sports Authority, Series A 5.000%, 10/01/27	5,475,000	6,600,277
Total District of Columbia		36,699,370
Florida - 3.8%
Escambia County Health Facilities Authority 5.000%, 08/15/37	6,000,000	7,447,260
Florida’s Turnpike Enterprise, Department of Transportation, Series C
5.000%, 07/01/28	7,075,000	8,773,354
Lee Memorial Health System, Series A 5.000%, 04/01/34	5,645,000	7,266,300
Orange County Health Facilities Authority, Series A 5.000%, 10/01/31	4,525,000	5,500,138
Orange County Health Facilities Authority, Series G
5.000%, 10/01/26	3,000,000	3,741,300
State of Florida, Capital Outlay, Series B 5.000%, 06/01/27	9,045,000	10,479,537

The accompanying notes are an integral part of these financial statements.

AMG GW&K Municipal Bond Fund Schedule of Portfolio Investments (continued)

	Principal Amount	Value
Florida - 3.8% (continued)
State of Florida, Department of Transportation, Fuel Sales Tax Revenue, Series B 5.000%, 07/01/26	$5,780,000	$5,915,194
Total Florida		49,123,083
Georgia - 1.9%
Atlanta Water & Wastewater Revenue 5.000%, 11/01/25	5,100,000	6,139,584
Georgia State University & College Improvements, Series A 5.000%, 07/01/27	4,600,000	4,929,912
Private Colleges & Universities Authority, Series B 5.000%, 09/01/30	10,360,000	14,298,043
Total Georgia		25,367,539
Illinois - 7.0%
Chicago O’Hare International Airport, Series A 5.000%, 01/01/35	5,010,000	6,442,509
Chicago O’Hare International Airport, Series B 5.000%, 01/01/28	10,670,000	12,462,560
Chicago O’Hare International Airport, Senior Lien, Series A 5.000%, 01/01/36	10,000,000	12,286,900
5.000%, 01/01/38	5,500,000	6,720,175
Illinois Finance Authority 5.000%, 01/01/29	2,310,000	3,090,780
5.000%, 07/01/29	8,755,000	11,850,418
Illinois State Finance Authority Revenue, Clean Water Initiative Revenue 5.000%, 07/01/27	11,000,000	13,565,420
Illinois State Toll Highway Authority, Series A 5.000%, 12/01/31	9,735,000	11,673,628
Illinois State Toll Highway Authority, Senior Revenue Bonds, Series A 5.000%, 01/01/30	10,110,000	13,231,665
Total Illinois		91,324,055
Indiana - 1.1%
Indiana Finance Authority, Series C 5.000%, 06/01/29	4,800,000	6,433,872
Indiana Transportation Finance Authority, Series C 5.500%, 12/01/25	6,070,000	7,597,030
Total Indiana		14,030,902
Iowa - 1.5%
Iowa Finance Authority, State Revolving Fund Green Bond 5.000%, 08/01/30	15,025,000	19,202,251
	Principal Amount	Value
Kentucky - 0.5%
Louisville/Jefferson County Metropolitan Government, Norton Healthcare Inc., Series A 5.000%, 10/01/29	$5,505,000	$6,720,449
Maryland - 5.9%
Maryland State Transportation Authority 5.000%, 07/01/33	6,350,000	8,630,285
State of Maryland, Department of Transportation 5.000%, 10/01/28	12,365,000	15,472,324
5.000%, 09/01/29	12,205,000	15,685,622
State of Maryland, Series B 5.000%, 08/01/25	24,125,000	29,417,060
State of Maryland, State & Local Facilities Loan of 2019, 1st Series 5.000%, 03/15/30	6,000,000	8,064,720
Total Maryland		77,270,011
Massachusetts - 2.7%
Commonwealth of Massachusetts 5.000%, 07/01/29	6,010,000	8,182,134
Commonwealth of Massachusetts, Series A 5.000%, 07/01/25	7,700,000	9,339,715
Massachusetts Bay Transportation Authority 5.000%, 07/01/22	10,020,000	10,744,045
Massachusetts Water Resources Authority, Series C 5.000%, 08/01/31	6,080,000	7,580,848
Total Massachusetts		35,846,742
Michigan - 3.0%
Lansing Board of Water & Light, Series A 5.500%, 07/01/41	5,000,000	5,131,700
Michigan Finance Authority, Henry Ford Health System 5.000%, 11/15/29	11,450,000	14,116,362
Michigan State Building Authority Revenue, Series I 5.000%, 04/15/27	5,700,000	6,950,466
State of Michigan 5.000%, 03/15/27	10,000,000	12,656,000
Total Michigan		38,854,528
Minnesota - 0.8%
City of Minneapolis MN, Fairview Health Services, Series A 5.000%, 11/15/35	3,165,000	3,990,084
Minneapolis-St Paul Metropolitan Airports Commission, Series A 5.000%, 01/01/25	5,000,000	5,913,600
Total Minnesota		9,903,684

The accompanying notes are an integral part of these financial statements.

AMG GW&K Municipal Bond Fund Schedule of Portfolio Investments (continued)

	Principal
	Amount	Value
Mississippi - 0.8%
State of Mississippi, Series A
5.000%, 10/01/28	$10,000,000	$10,361,100
Missouri - 1.6%
University of Missouri, Series A
5.000%, 11/01/26	5,520,000	6,507,362
University of Missouri, Series B
5.000%, 11/01/30	10,010,000	13,934,621
Total Missouri		20,441,983
Nebraska - 0.5%
University of Nebraska Facilities Corp.
5.000%, 07/15/25	5,010,000	6,080,837
New Jersey - 1.9%
New Jersey State Turnpike Authority Revenue, Series B
5.000%, 01/01/28	4,010,000	5,174,464
State of New Jersey
5.000%, 06/01/25	4,335,000	5,161,511
5.000%, 06/01/29	11,500,000	14,905,265
Total New Jersey		25,241,240
New Mexico - 0.2%
New Mexico Finance Authority
5.000%, 06/01/22	2,845,000	3,039,911
New York - 10.2%
City of New York
5.000%, 08/01/34	3,250,000	4,347,167
City of New York, Series C
5.000%, 08/01/33	1,500,000	2,018,130
Long Island Power Authority
5.000%, 09/01/35	5,015,000	6,444,626
Metropolitan Transportation Authority,
Transit Revenue, Green Bond,
Series B
5.000%, 11/15/27	14,225,000	16,877,678
Metropolitan Transportation Authority,
Transit Revenue, Series F
5.000%, 11/15/24	4,950,000	5,237,595
5.000%, 11/15/27	5,000,000	5,287,650
5.000%, 11/15/28	4,750,000	5,378,662
New York City Transitional Finance Authority Building Aid Revenue,
Series S-3, Sub-Series S-3A
5.000%, 07/15/31	5,080,000	6,533,236
New York City Transitional Finance Authority, Future Tax Secured Revenue, Series C
5.000%, 11/01/26	9,585,000	11,433,275
New York State Dormitory Authority, Series A
5.000%, 12/15/25	8,645,000	9,445,268
5.000%, 12/15/27	5,640,000	6,155,158
5.000%, 03/15/31	7,670,000	9,938,096

	Principal
	Amount	Value
New York State Dormitory Authority, Series D
5.000%, 02/15/27	$5,355,000	$5,636,191
New York State Dormitory Authority, Series E
5.000%, 03/15/32	8,410,000	10,136,489
New York Transportation Development Corp.
5.000%, 12/01/30	1,000,000	1,313,600
5.000%, 12/01/31	1,100,000	1,436,193
5.000%, 12/01/32	1,400,000	1,815,534
5.000%, 12/01/33	1,000,000	1,292,120
Port Authority of New York & New Jersey
5.000%, 07/15/31	10,000,000	13,306,300
5.000%, 07/15/32	6,545,000	8,650,003
Total New York		132,682,971
North Carolina - 1.5%
North Carolina State Limited Obligation, Series B
5.000%, 05/01/28	15,300,000	19,585,989
Ohio - 2.6%
Ohio State General Obligation, Series A
5.000%, 09/01/26	7,090,000	8,947,155
Ohio State General Obligation, Series T
5.000%, 05/01/30	5,000,000	6,365,050
Ohio Water Development Authority,
Water Pollution Control Loan Fund,
Series 2015A
5.000%, 06/01/25	5,000,000	6,047,900
State of Ohio, Series A
5.000%, 08/01/21	12,545,000	12,898,016
Total Ohio		34,258,121
Oregon - 1.7%
Oregon State Lottery, Series C
5.000%, 04/01/27	10,000,000	11,910,800
Oregon State Lottery, Series D
5.000%, 04/01/28	9,225,000	10,953,488
Total Oregon		22,864,288
Pennsylvania - 2.0%
Allegheny County Hospital Development
Authority,
University Pittsburgh Medical Center
5.000%, 07/15/31	5,520,000	7,241,909
Commonwealth Financing Authority,
Pennsylvania Tobacco
5.000%, 06/01/32	7,890,000	9,960,809
Lancaster County Hospital Authority,
University of Pennsylvania Health Revenue
5.000%, 08/15/26	6,970,000	8,761,569
Total Pennsylvania		25,964,287
Texas - 9.3%
Central Texas Turnpike System Transportation Commission, Series C
5.000%, 08/15/31	11,175,000	12,788,558

The accompanying notes are an integral part of these financial statements.

AMG GW&K Municipal Bond Fund Schedule of Portfolio Investments (continued)

	Principal
	Amount	Value
Texas - 9.3% (continued)
Central Texas Turnpike System, Series A
5.000%, 08/15/39	$8,000,000	$10,484,080
City of Corpus Christi TX Utility System Revenue,
Junior Lien
5.000%, 07/15/29	3,125,000	4,074,969
City of San Antonio TX Electric & Gas
Systems Revenue
5.000%, 02/01/26	9,350,000	11,567,165
Dallas Area Rapid Transit, Senior Lien
5.250%, 12/01/28	8,865,000	12,000,019
Dallas Fort Worth International Airport, Series A
5.000%, 11/01/29	3,535,000	4,720,321
5.000%, 11/01/30	2,000,000	2,721,140
5.000%, 11/01/31	3,245,000	4,384,839
Lower Colorado River Authority,
LCRA Transmission Services Corporation
5.000%, 05/15/29	3,815,000	4,370,769
North Texas Municipal Water District
Water System Revenue,
Refunding and Improvement
5.000%, 09/01/29	7,350,000	9,163,098
North Texas Tollway Authority Revenue, Special Projects System, 1st Tier,
Series A
5.000%, 01/01/25	6,460,000	7,323,379
North Texas Tollway Authority, 2nd Tier, Series B
5.000%, 01/01/31	2,000,000	2,381,460
5.000%, 01/01/32	3,010,000	3,678,973
North Texas Tollway Authority, Series A
5.000%, 01/01/26	7,795,000	8,824,330
Texas Private Activity Bond Surface
Transportation Corp.
4.000%, 12/31/37	5,000,000	5,853,350
4.000%, 12/31/38	3,735,000	4,360,351
Texas Transportation Commission Fund, Series A
5.000%, 04/01/27	12,550,000	13,304,631
Total Texas		122,001,432
Utah - 2.0%
Salt Lake City Corp. Airport Revenue, Series A
5.000%, 07/01/29	3,450,000	4,332,234
5.000%, 07/01/30	6,585,000	8,225,653
State of Utah, Series B
5.000%, 07/01/22	7,500,000	8,041,950
Utah Transit Authority, Series A
5.000%, 06/15/27	5,020,000	6,007,233
Total Utah		26,607,070
Virginia - 1.8%
Virginia College Building Authority, Series A
5.000%, 09/01/21	10,000,000	10,319,700

	Principal
	Amount	Value
Virginia Public Building Authority, Series B
5.000%, 08/01/25	$10,430,000	$12,691,328
Total Virginia		23,011,028
Washington - 4.2%
Energy Northwest Electric Revenue,
Bonneville Power
5.000%, 07/01/25	10,305,000	12,468,638
Energy Northwest Nuclear Revenue,
Project 3, Series A
5.000%, 07/01/25	7,965,000	9,637,331
State of Washington School Improvements, Series C
5.000%, 02/01/28	7,370,000	9,055,003
State of Washington, Series R-2015C
5.000%, 07/01/28	10,265,000	12,145,137
University of Washington,
University & College Improvements
Revenue, Series C
5.000%, 07/01/27	7,270,000	7,941,385
Washington Health Care Facilities Authority, Series A
5.000%, 08/01/38	3,005,000	3,783,445
Total Washington		55,030,939
West Virginia - 0.4%
West Virginia Hospital Finance Authority,
Cabell Huntington Hospital Obligation
5.000%, 01/01/35	3,745,000	4,590,584
Wisconsin - 2.9%
State of Wisconsin
5.000%, 05/01/29 [1]	3,500,000	4,702,215
5.000%, 05/01/30 [1]	2,390,000	3,284,601
5.000%, 05/01/31 [1]	2,700,000	3,707,100
Wisconsin State Revenue, Department of
Transportation, Series 2
5.000%, 07/01/29	20,405,000	26,077,182
Total Wisconsin		37,771,098
Total Municipal Bonds
(Cost $1,133,132,282)		1,210,267,420
Short-Term Investments - 7.3%
Municipal Bonds - 7.3%
California - 0.9%
City of Los Angeles
4.000%, 06/24/21	6,070,000	6,182,052
County of Los Angeles, Series A
4.000%, 06/30/21	5,020,000	5,115,681
Total California		11,297,733
New York - 2.0%
New York State Dormitory Authority, Series B
5.000%, 03/31/21	26,000,000	26,306,540

The accompanying notes are an integral part of these financial statements.

AMG GW&K Municipal Bond Fund Schedule of Portfolio Investments (continued)

	Principal
	Amount	Value		Value
Texas - 4.4%			Total Investments - 100.0%
State of Texas			(Cost $1,228,525,480)	$1,305,706,754
4.000%, 08/26/21	$56,425,000	$57,835,061	Other Assets, less Liabilities - 0.0%	113,424
Total Municipal Bonds			Net Assets - 100.0%	$1,305,820,178
(Cost $95,393,198)		95,439,334
Total Short-Term Investments
(Cost $95,393,198)		95,439,334

[1]	All or part of a security is delayed delivery transaction. The market value for delayed delivery securities at December 31, 2020, amounted to $45,536,836, or 3.5% of net assets.

The following table summarizes the inputs used to value the Fund’s investments by the fair value hierarchy levels as of December 31, 2020:

	Level 1	Level 2	Level 3	Total
Investments in Securities
Municipal Bonds†	—	$1,210,267,420	—	$1,210,267,420
Short-Term Investments
Municipal Bonds†	—	95,439,334	—	95,439,334
Total Investments in Securities	—	$1,305,706,754	—	$1,305,706,754

†	All municipal bonds held in the Fund are Level 2 securities. For a detailed breakout of municipal bonds by major classification, please refer to the Fund’s Schedule of Portfolio Investments.

For the fiscal year ended December 31, 2020, there were no transfers in or out of Level 3.

The accompanying notes are an integral part of these financial statements.

AMG GW&K Municipal Enhanced Yield Fund Portfolio Manager’s Comments (unaudited)

THE YEAR IN REVIEW

For the year ended December 31, 2020, AMG GW&K Municipal Enhanced Yield Fund’s (the “Fund”) Class N shares returned 5.95%, compared to the Bloomberg Barclays U.S. Municipal Bond BAA Index (the Index), which returned 4.55%.

The municipal bond market withstood historic volatility in the first quarter as COVID-19 exploded across the globe and wreaked havoc on financial markets. After falling to all-time lows amid a global flight to safety, tax-exempt yields went on a wild ride, spiking more than 200 basis points over a ten-day stretch in March only to abruptly reverse course and recapture nearly three-fourths of that sharp selloff. The generic 10-year AAA yield finished March up 40 basis points for the month, but still down 13 basis points from the beginning of the year. Credit spreads, which had been on a years-long run of tightening leading up to the crisis, widened sharply amid the turmoil, led by high yield and low investment grade securities, but also extending to certain sectors and credits viewed as particularly vulnerable to a prolonged economic shutdown. As the quarter came to a close, municipal bonds had regained some much needed stability thanks to unprecedented government intervention, but with the primary market still in limbo, price discovery remained opaque, trading depth shallow, and volatility elevated.

The municipal bond market posted impressive returns in the second quarter, completing a remarkable turnaround from the most tumultuous selloff in its history. Tax-exempt yields fell sharply across the curve, dropping back near all-time lows and narrowing a gap against Treasuries that had recently ballooned to all-time highs. The path toward normalcy passed many markers along the way. Short-term financing costs, which had spiked in March, dropped to record lows by June. Mutual funds not only stemmed the tide of massive net redemptions, but also began seeing a surge of inflows. The new issue market, which was effectively closed in March and most of April, eventually kicked into high gear, providing much needed price discovery and reflecting a growing confidence that the worst may have passed. The healing was broad based but not quite universal. Credit quality took on new importance as investors became more skeptical of certain issuers and sectors perceived as vulnerable to the pandemic fallout. And states are beginning to fear that additional federal aid may become a casualty of election-year politics, an outcome that could spell trouble in some corners of the municipal bond space.

The municipal bond market posted solid returns in the third quarter, extending a post-crisis rebound on the back of a robust technical environment. Over the first six weeks of the period, tax-exempt yields rallied to all-time lows across the entire curve. The major catalyst was a flood of money pouring into the market, driven by a combination of seasonally high reinvestment demand and attractive valuations versus taxable alternatives. Industry mutual funds took in $26 billion of net new cash, the highest quarterly inflows on record. Supply, on the other hand, was relatively modest. Headline volumes were actually well above average, but those numbers were inflated by a record jump in taxable issuance. Tax-exempt supply remained at more manageable levels. In addition, dealer inventories dropped to all-time lows, setting the stage for a supply/demand dynamic that favored sellers. Lower rated credits continued to outperform, benefiting from a better-than-expected outlook for state finances and a still heavy appetite for incremental yield. Over the second half of August and into September, investors turned more cautious amid a building forward calendar and uncertainty over federal relief aid, pushing rates up off their lows, but still down for the quarter.

Municipal bonds posted solid gains in the fourth quarter, driven by strong technical tailwinds. Coming into October, municipal bonds were out-yielding Treasuries on an absolute basis across most of the curve, a dynamic that reflected heavy issuance in the third quarter and lingering concerns over the financial shape of state and local governments. But it had already become clear that tax revenues across the country were recovering much faster than feared, meaning credit fundamentals were improving even before factoring in any federal relief. And after October, when municipalities floated a record volume of deals to get ahead of any federal election chaos, issuance fell off a cliff, leaving a market that was starving for yield chasing a fast-dwindling supply of bonds. As we approached year end, heavy seasonal reinvestment demand and accelerating fund flows only added to the imbalance, as did the urgency of knowing that the supply drought would likely extend well into February. And so municipal yields continued to grind lower.

While all this was going on, Treasury yields were moving higher, as a number of positive developments reduced the need for safe-haven assets. The November U.S. election proved decisive, removing the chance that a contested result could destabilize markets. Federal stimulus talks proceeded in starts and stops, ultimately culminating with a deal in late December. And perhaps most importantly, multiple highly effective COVID-19 vaccines were approved for emergency use, providing confidence that the end of the crisis was finally in sight. All these factors put upward pressure on rates, though any runaway selloff in Treasuries was kept in check by a still-vigilant U.S. Federal Reserve (the “Fed”) and a worrisome surge in coronavirus cases, which led to another series of widespread lockdowns. With municipal bonds and Treasuries heading in opposite directions, relative value ratios plunged, and by the end of the year had moved back to pre-virus levels. In fact, the 10-year municipal bond/Treasury ratio began the quarter at 127% and ended it at 78%.

The Fund outperformed the Bloomberg Barclays U.S. Municipal Bond BAA Index for the year. The primary drivers of outperformance for the year included the Fund’s longer duration positioning, positive security selection, as well as a higher quality bias relative to the Bloomberg Barclays U.S. Municipal Bond BAA Index. The Fund has over 50% of its holdings in credits rated A or higher versus the BBB rated bonds in the Index.

As we enter 2021, it is important to revisit the lessons of last year. As we saw in March and April, the municipal bond market tends to be one-directional. With no effective way to short municipal bonds, price discovery is at the mercy of long-only investors, and when demand dries up, air pockets of volatility can emerge. But underneath the trading dynamics, which were ultimately cured by aggressive Fed liquidity, municipal credits once again demonstrated their resilience in the face of adversity and their importance as a hedge against riskier asset types. State tax receipts, expected to collapse amid the shutdown, held up remarkably well, buoyed by federal stimulus and the rebound in financial markets. Revenue sectors like toll roads, health care, and higher education rebounded quickly after early setbacks. Water systems and electric utilities were barely affected, showing how airtight essential service industries can be. Even areas most plagued by the crisis, like airports, showed only modest pressure, as large cash cushions and flexible airline agreement contracts provide a crucial bridge to recovery. So, while yields are once again back near absolute lows, municipal bonds remain a stable, sleep-at-night component of a successful asset allocation strategy.

The views expressed represent the opinions of GW&K Investment Management, LLC, are not intended as a forecast or guarantee of future results, and are subject to change without notice.

AMG GW&K Municipal Enhanced Yield Fund
Portfolio Manager’s Comments (continued)

CUMULATIVE TOTAL RETURN PERFORMANCE

AMG GW&K Municipal Enhanced Yield Fund’s cumulative total return is based on the daily change in net asset value (NAV), and assumes that all dividends and distributions were reinvested. The graph compares a hypothetical $10,000 investment made in the AMG GW&K Municipal Enhanced Yield Fund’s Class N shares on December 31, 2010, to a $10,000 investment made in the Bloomberg Barclays U.S. Municipal Bond BAA Index for the same time period. The graph and table do not reflect the deduction of taxes that a shareholder would pay on a Fund distribution or redemption of shares. The listed returns for the Fund are net of expenses and the returns for the index exclude expenses. Total returns would have been lower had certain expenses not been reduced.

The table below shows the average annual total returns for the AMG GW&K Municipal Enhanced Yield Fund and the Bloomberg Barclays U.S. Municipal Bond BAA Index for the same time periods ended December 31, 2020.

Average Annual Total Returns[1]	One Year	Five Years	Ten Years	Since Inception	Inception Date
AMG GW&K Municipal Enhanced Yield Fund[2,3,4,5,6,7,8,9,10]
Class N	5.95%	5.08%	6.28%	6.67%	07/27/09
Class I	6.31%	5.50%	6.73%	5.11%	12/30/05
Class Z	6.37%	—	—	6.66%	02/24/17
Bloomberg Barclays U.S. Municipal Bond BAA Index[11]	4.55%	5.04%	5.69%	6.02%	07/27/09†

The performance data shown represents past performance. Past performance is not a guarantee of future results. Current performance may be lower or higher than the performance data quoted. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

Investors should carefully consider the Fund’s investment objectives, risks, charges and expenses before investing. For performance information through the most recent month end, current net asset values per share for the Fund and other information, please call 800.548.4539 or visit our website at amgfunds.com for a free prospectus. Read it carefully before investing or sending money.

Distributed by AMG Distributors, Inc., member FINRA/SIPC.

†	Date reflects the inception date of the Fund, not the index.

[1]

Total return equals income yield plus share price change and assumes reinvestment of all dividends and capital gain distributions. Returns are net of fees and may reflect offsets of Fund expenses as described in the prospectus. No adjustment has been made for taxes payable by shareholders on their reinvested dividends and capital gain distributions. Returns for periods greater than one year are annualized. The listed returns on the Fund are net of expenses and based on the published NAV as of December 31, 2020. All returns are in U.S. dollars ($).

[2]	From time to time, the Fund’s advisor has waived its fees and/or absorbed Fund expenses, which has resulted in higher returns.

[3]

The Fund is subject to the risks associated with investments in debt securities, such as default risk and fluctuations in the perception of the debtor’s ability to pay its creditors. Changing interest rates may adversely affect the value of an investment. An increase in interest rates typically causes the value of bonds and other fixed income securities to fall.

[4]

Companies that are in similar businesses may be similarly affected by particular economic or market events; to the extent the Fund has substantial holdings within a particular sector, the risks associated with that sector increase.

[5]	The Fund may invest in derivatives such as options and futures; the complexity and rapidly changing structure of derivatives markets may increase the possibility of market losses.

[6]

High-yield bonds (also known as “junk bonds”) may be subject to greater levels of interest rate, credit, and liquidity risk than investments in higher rated securities. These securities are considered predominantly speculative with respect to the issuer’s continuing ability to make principal and interest payments. The issuers of the Fund’s holdings may be involved in bankruptcy proceedings, reorganizations, or financial restructurings, and are not as strong financially as higher-rated issuers.

[7]	The use of leverage in a Fund’s strategy, such as futures and forward commitment transactions, can magnify relatively small market movements into relatively larger losses for the Fund.

[8]	Factors unique to the municipal bond market may negatively affect the value of municipal bonds.

[9]	Investment income may be subject to certain state and local taxes, and depending on your tax status, the federal alternative minimum tax. Capital gains are not exempt from federal income tax.

[10]

Market prices of investments held by the Fund may fall rapidly or unpredictably due to a variety of economic or political factors, market conditions, disasters or public health issues, or in response to events that affect particular industries or companies.

[11]

The Bloomberg Barclays U.S. Municipal Bond BAA Index is a subset of the Bloomberg Barclays U.S. Municipal Bond Index with an index rating of Baa1, Baa2, or Baa3. The Bloomberg Barclays U.S. Municipal Bond Index is a rules-based,

AMG GW&K Municipal Enhanced Yield Fund
Portfolio Manager’s Comments (continued)

market-value-weighted index engineered for the long-term, tax-exempt bond market. Unlike the Fund, the Bloomberg Barclays U.S. Municipal Bond BAA Index is unmanaged, is not available for investment and does not incur expenses.

Bloomberg Index Services Limited. BLOOMBERG® is a trademark and service mark of Bloomberg Finance L.P. and its affiliates (collectively “Bloomberg”).

BARCLAYS® is a trademark and service mark of Barclays Bank Plc (collectively with its affiliates, “Barclays”), used under license. Bloomberg or Bloomberg’s licensors, including Barclays, own all proprietary rights in the Bloomberg Barclays Indices. Neither Bloomberg nor Barclays approves or endorses this material, or guarantees the accuracy or completeness of any information herein, or makes any warranty, express or implied, as to the results to be obtained therefrom and, to the maximum extent allowed by law, neither shall have any liability or responsibility for injury or damages arising in connection therewith.

Not FDIC insured, nor bank guaranteed. May lose value.

AMG GW&K Municipal Enhanced Yield Fund Fund Snapshots (unaudited) December 31, 2020

PORTFOLIO BREAKDOWN

% of
Category	Net Assets
Transportation	30.8
Medical	29.4
Utilities	14.8
General Obligation	10.9
Tobacco Settlement	4.7
Education	3.7
Housing	2.7
Industrial Development	1.3
Other Assets	1.7

Rating	% of Market Value[1]
Aa/AA	14.8
A	40.7
Baa/BBB	43.8
Ba/BB	0.7
[1]	Includes market value of long-term fixed-income securities only.
TOP TEN HOLDINGS

% of
Security Name	Net Assets
Texas Private Activity Bond Surface Transportation Corp., 5.000%, 06/30/58	3.3
West Virginia Hospital Finance Authority, Cabell Huntington Hospital Obligation, 5.000%, 01/01/43	2.9
Colorado Health Facilities Authority, Series A, 5.000%, 08/01/44	2.7
Central Plains Energy Project Project #3, Series A, 5.000%, 09/01/42	2.5
Chicago O’Hare International Airport, Senior Lien, Series A, 5.000%, 01/01/48	2.5
Central Texas Regional Mobility Authority, Series B, 5.000%, 01/01/45	2.4
New York Transportation Development Corp., Laguardia Airport Terminal B, 5.000%, 07/01/46	2.3
City of Minneapolis MN, Fairview Health Services, Series A, Revenue, 5.000%, 11/15/49	2.2
Public Authority for Colorado Energy Natural Gas Purchase Revenue, Series 2008, Revenue, 6.500%, 11/15/38	2.1
New Orleans Aviation Board, General Airport North Terminal, Series B, Revenue, 5.000%, 01/01/48	2.1
Top Ten as a Group	25.0

Credit quality ratings shown above reflect the highest rating assigned by either Standard & Poor’s (“S&P”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by any of the rating agencies. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

Because a fund’s strategy may result in multiple investments in particular sectors of the economy, its performance may depend on the performance of those sectors and may fluctuate more widely than investments diversified across more sectors. For additional information on these and other risk considerations, please see the Fund’s prospectus.

Any sectors, industries, or securities discussed should not be perceived as investment recommendations. Mention of a specific security should not be considered a recommendation to buy or solicitation to sell that security. Specific securities mentioned in this report may have been sold from the Fund’s portfolio of investments by the time you receive this report.

AMG GW&K Municipal Enhanced Yield Fund Schedule of Portfolio Investments December 31, 2020

	Principal
	Amount	Value
Municipal Bonds - 98.3%
Arizona - 0.7%
Arizona Industrial Development Authority
4.000%, 02/01/50	$2,000,000	$2,341,760
California - 5.9%
California Health Facilities Financing Authority
4.000%, 04/01/49	1,000,000	1,146,030
California Municipal Finance Authority,
Community Medical Centers, Series A
5.000%, 02/01/42	2,375,000	2,778,607
California Municipal Finance Authority, Series I
5.000%, 05/15/43	3,000,000	3,506,520
5.000%, 05/15/48	4,600,000	5,344,694
State of California
5.000%, 03/01/36	5,000,000	6,694,550
Total California		19,470,401
Colorado - 4.8%
Colorado Health Facilities Authority, Series A
5.000%, 08/01/44	7,215,000	8,846,888
Public Authority for Colorado Energy Natural Gas
Purchase Revenue, Series 2008
6.500%, 11/15/38	4,355,000	6,927,673
Total Colorado		15,774,561
Connecticut - 4.5%
State of Connecticut Special Tax Revenue
4.000%, 05/01/39	1,000,000	1,180,650
5.000%, 05/01/40	1,000,000	1,302,630
State of Connecticut Special Tax Revenue,
Transportation Infrastructure
5.000%, 01/01/38	5,165,000	6,405,272
State of Connecticut, Series E
5.000%, 09/15/35	2,435,000	3,091,013
5.000%, 09/15/37	2,200,000	2,777,060
Total Connecticut		14,756,625
Florida - 7.0%
City of Tampa, Series H
4.000%, 07/01/45	2,775,000	3,203,987
5.000%, 07/01/50	2,250,000	2,803,230
Escambia County Health Facilities Authority
4.000%, 08/15/50	5,050,000	5,573,837
Hillsborough County Industrial Development
Authority
4.000%, 08/01/50	5,000,000	5,723,200
Miami Beach Health Facilities Authority Mt. Sinai
Medical Center
5.000%, 11/15/39	5,220,000	5,794,409
Total Florida		23,098,663
	Principal
	Amount	Value
Illinois - 9.4%
Chicago O’Hare International Airport, Senior Lien, Series A
5.000%, 01/01/48	$6,750,000	$8,068,748
Chicago O’Hare International Airport, Series A
4.000%, 01/01/37	2,000,000	2,355,100
Metropolitan Pier & Exposition Authority
5.000%, 06/15/50	5,000,000	5,791,200
Metropolitan Pier and Exposition Authority
Revenue, McCormick Place Expansion
Project, Series B
5.000%, 06/15/52	6,055,000	6,229,505
State of Illinois
5.500%, 05/01/39	4,000,000	4,843,800
5.750%, 05/01/45	3,000,000	3,646,650
Total Illinois		30,935,003
Louisiana - 3.8%
Louisiana Public Facilities Authority
4.000%, 05/15/49	5,000,000	5,751,450
New Orleans Aviation Board, General Airport
North Terminal, Series B
5.000%, 01/01/48	5,845,000	6,777,102
Total Louisiana		12,528,552
Maine - 1.2%
Maine Health & Higher Educational Facilities
Authority, Series A
4.000%, 07/01/45	1,500,000	1,747,260
4.000%, 07/01/50	2,000,000	2,311,420
Total Maine		4,058,680
Massachusetts - 0.8%
Commonwealth of Massachusetts
5.000%, 07/01/45	2,000,000	2,625,840
Minnesota - 3.7%
City of Minneapolis MN, Fairview Health Services, Series A
5.000%, 11/15/49	5,910,000	7,206,654
Duluth Economic Development Authority,
Essentia Health Obligated Group
5.000%, 02/15/48	4,050,000	4,813,060
Total Minnesota		12,019,714
Nebraska - 2.5%
Central Plains Energy Project
Project #3, Series A
5.000%, 09/01/42	5,560,000	8,151,182
New Jersey - 9.1%
New Jersey Economic Development Authority
5.000%, 11/01/44	3,000,000	3,597,510
New Jersey Economic Development Authority, Series DDD
5.000%, 06/15/42	5,365,000	6,237,564

The accompanying notes are an integral part of these financial statements.

AMG GW&K Municipal Enhanced Yield Fund Schedule of Portfolio Investments (continued)

	Principal
	Amount	Value
New Jersey - 9.1% (continued)
New Jersey Transportation Trust Fund Authority
4.000%, 06/15/45	$2,000,000	$2,238,500
4.000%, 06/15/50	2,000,000	2,220,800
5.000%, 06/15/45	1,000,000	1,218,410
5.000%, 06/15/50	2,000,000	2,417,700
New Jersey Transportation Trust Fund Authority, Series BB
5.000%, 06/15/44	2,000,000	2,370,980
Tobacco Settlement Financing Corp.
Series A
5.000%, 06/01/46	2,500,000	3,002,375
5.250%, 06/01/46	3,285,000	4,004,481
Tobacco Settlement Financing Corp.
Series B
5.000%, 06/01/46	2,050,000	2,394,461
Total New Jersey		29,702,781
New York - 17.6%
City of New York, Series A
5.000%, 08/01/45	4,405,000	5,536,028
City of New York, Series D
5.000%, 03/01/43	5,235,000	6,707,710
Metropolitan Transportation Authority, Series B
5.000%, 11/15/29	1,115,000	1,380,560
Metropolitan Transportation Authority, Series C
4.750%, 11/15/45	3,025,000	3,553,710
5.000%, 11/15/50	2,185,000	2,608,147
5.250%, 11/15/55	3,020,000	3,686,695
Monroe County Industrial Development Corp.,
Series A
4.000%, 07/01/50	5,000,000	5,914,900
New York State Dormitory Authority, Series A
5.000%, 03/15/45	4,960,000	6,129,320
New York State Thruway Authority, Series B
4.000%, 01/01/45	5,000,000	5,850,400
New York Transportation Development Corp.
4.000%, 12/01/39	1,700,000	2,015,299
4.000%, 12/01/40	2,000,000	2,365,880
New York Transportation Development Corp.,
Laguardia Airport Terminal B
5.000%, 07/01/46	6,820,000	7,464,558
Triborough Bridge & Tunnel Authority, Series A
5.000%, 11/15/49	3,500,000	4,524,975
Total New York		57,738,182
Oklahoma - 4.3%
Norman Regional Hospital Authority
5.000%, 09/01/45	4,335,000	5,195,021
Oklahoma Development Finance Authority,
Health Ou Medicine Project, Series B
5.250%, 08/15/48	2,975,000	3,534,359
5.500%, 08/15/52	4,500,000	5,402,340
Total Oklahoma		14,131,720
	Principal
	Amount	Value
Pennsylvania - 1.3%
Geisinger Authority, Series G
4.000%, 04/01/50	$3,510,000	$4,089,712
Rhode Island - 1.8%
Tobacco Settlement Financing Corp.
Series A
5.000%, 06/01/35	2,000,000	2,267,140
5.000%, 06/01/40	3,285,000	3,613,993
Total Rhode Island		5,881,133
South Carolina - 1.3%
South Carolina Jobs-Economic Development Authority, Series I
5.000%, 12/01/46	3,325,000	4,235,452
Texas - 12.4%
Central Texas Regional Mobility Authority
5.000%, 01/01/46	3,750,000	4,325,138
Central Texas Regional Mobility Authority,
Series B
5.000%, 01/01/45	6,405,000	8,044,616
Central Texas Turnpike System, Series C
5.000%, 08/15/42	2,065,000	2,325,582
Texas Private Activity Bond Surface
Transportation Corp.
5.000%, 06/30/58	9,180,000	11,017,928
Texas Private Activity Bond Surface
Transportation Corp., Senior Lien-Blueridge Transport
5.000%, 12/31/40	3,955,000	4,423,509
5.000%, 12/31/45	3,880,000	4,302,687
Texas Private Activity Bond Surface
Transportation Corp., Series A
4.000%, 12/31/39	5,500,000	6,407,995
Total Texas		40,847,455
Virginia - 2.0%
Virginia Small Business Financing Authority, Transform 66 P3 Project
5.000%, 12/31/49	2,500,000	2,917,675
5.000%, 12/31/52	3,170,000	3,693,367
Total Virginia		6,611,042
Washington - 1.3%
Washington Health Care Facilities Authority
4.000%, 09/01/45	1,000,000	1,160,250
5.000%, 09/01/45	2,465,000	3,135,455
Total Washington		4,295,705
West Virginia - 2.9%
West Virginia Hospital Finance Authority, Cabell Huntington Hospital Obligation
5.000%, 01/01/43	8,000,000	9,601,760
Total Municipal Bonds
(Cost $298,407,906)		322,895,923

The accompanying notes are an integral part of these financial statements.

AMG GW&K Municipal Enhanced Yield Fund Schedule of Portfolio Investments (continued)

Value
Total Investments - 98.3%
(Cost $298,407,906)	$322,895,923
Other Assets, less Liabilities - 1.7%	5,687,831
Net Assets - 100.0%	$328,583,754

The following table summarizes the inputs used to value the Fund’s investments by the fair value hierarchy levels as of December 31, 2020:

	Level 1	Level 2	Level 3	Total
Investments in Securities
Municipal Bonds†	—	$322,895,923	—	$322,895,923
Total Investments in Securities	—	$322,895,923	—	$322,895,923
†	All municipal bonds held in the Fund are Level 2 securities. For a detailed breakout of municipal bonds by major classification, please refer to the Fund’s Schedule of Portfolio Investments.

For the fiscal year ended December 31, 2020, there were no transfers in or out of Level 3.

The accompanying notes are an integral part of these financial statements.

AMG GW&K Global Allocation Fund Portfolio Manager’s Comments (unaudited)

THE YEAR IN REVIEW

For the year ended December 31, 2020, AMG GW&K Global Allocation Fund (the “Fund”) Class N shares returned 18.92%, compared to the 14.46% return for its blended benchmark which consists of 60% the MSCI All Country World (ACWI) Index and 40% the Bloomberg Barclays Global Aggregate Bond Index. The Fund’s prior benchmark, which consists of 60% the Russell 1000® Index and 40% the Bloomberg Barclays U.S. Aggregate Bond Index, returned 17.19% during the period.

Effective April 17, 2020, the Fund’s subadviser changed from Chicago Equity Partners, LLC to GW&K Investment Management, LLC (GW&K). Also effective April 17, 2020, the Fund changed its name from AMG Chicago Equity Partners Balanced Fund and changed its investment objective, benchmark, principal investment strategies, and principal risks.

For the year-to-date period through April 17, 2020, prior to the transition, the Fund underperformed its benchmark primarily due to its underweight to fixed income for most of the quarter combined with the underperformance of both the equity and fixed income segments during the very volatile month of March. Following the transition to GW&K, as subadvisor to the Fund, and the transition to a Global Allocation investment mandate, the Fund outperformed its benchmark through the remainder of the year, leading to outperformance for the full year.

Since the Fund’s transition in April, the asset allocation framework for the Fund favored equities over fixed income. At the end of December, the equity/fixed income asset allocation stood at 70%/30%. This had a positive impact on the Fund’s relative performance compared to the blended 60% MSCI ACWI/40% Barclays Global Aggregate Bond Index benchmark. The allocation reflects GW&K’s judgment that equities are likely to continue to outperform bonds in coming quarters, extending the trend seen in 2020.

The tilt toward equities is based on both quantitative and qualitative judgments. First, relative asset class valuations continue to favor equities, with almost all developed nations’ government bonds offering negative yields in inflation-adjusted terms. Second, GW&K continues to believe that the severe global recession triggered by the coronavirus pandemic ended in May and that the most likely scenario for the global economy is continued recovery for the next several years. Third, we expect most governments to emphasize pro-growth policies which should be favorable for both corporate earnings and risk assets. The late-December passage of a $900 billion U.S. fiscal support package and prospects for further fiscal support under the new Democratic administration illustrated the pro-growth policy tilt. Fourth-quarter news of highly effective vaccines and the commencement of mass immunization programs in most major nations also support a constructive view of growth prospects for 2021 and beyond.

A key valuation metric for global equities is the long-term earnings yield of the MSCI ACWI. That stood at 4.0% at the end of September, and is based on the inverse of the corresponding Shiller PE ratio[1] of 24.8 times. By way of comparison, the long-term earnings yield of MSCI ACWI has averaged 5.1% since 2005, corresponding to an average Shiller PE ratio of 19.2 times. Those figures suggest that equities are somewhat expensive relative to their own history.

For asset allocation purposes, however, a relevant comparison of the long-term earnings yield is to the real yield of U.S. Treasuries. At the end of December, the yield on 10-Year U.S. Treasury Inflation-Protected Securities (TIPS) stood at -1.1%. The gap between the long-term earnings yield of 4.0% for global equities and -1.1% for TIPS securities suggests the potential for global equities to outperform bonds by about 5.1% per annum over the next five to ten years.

In short, we believe investors continue to have strong incentives to favor equities over fixed income, notwithstanding the potential for greater volatility in equities. Key risks would be if the broad-based economic recovery that is evident in global economic data gives way to renewed economic weakness or if government policies were to turn significantly more restrictive. Those risks will be monitored carefully, but we currently view such risks to be low enough to justify a significant tilt toward equities.

EQUITY

Following a sharp first quarter decline, global equities ended 2020 on a solid note. Vaccine approvals inspired hope that the pandemic will soon be brought under control, while a U.S. bipartisan agreement on a fifth virus relief package and a U.K.-EU Brexit trade deal provided further market support. There was a noted risk-on, pro-cyclical shift in investor sentiment as the year progressed. The U.S. Dollar Index was down 6.7% and several commodities staged a strong rally.

While the Fund’s equity sleeve underperformed in the first quarter due to a preference for value over growth, the equity component performed strongly through the remainder of the year due to strong stock selection across a wide range of sectors and markets. Information technology (IT) was a notable contributor, thanks to ongoing strength in Taiwan Semiconductor Manufacturing Co, Ltd. ADR, which delivered exceptionally strong earnings, and digital payment company Adyen, N.V. Infineon Technologies AG, an auto and industrial power semiconductor developer, was also a top IT contributor. U.S. animal health diagnostics company IDEXX Laboratories, Inc. topped the Fund’s health care outperformance. Goosehead Insurance, Inc. Class A in the U.S. and HDFC Bank, Limited ADR in India were notable contributors in financials. Conversely, real estate detracted, as the Fund’s only position, American Tower Corp, lagged during the fourth quarter risk-on rally. Lack of exposure to materials as metal prices rallied also weighed modestly on results.

On a geographic level, the U.S. was the Fund’s top country due to exceptional stock selection, with outsized gains in the above holdings, as well as PayPal Holdings, Inc. and SiteOne Landscaping Supply, Inc. India also performed well, led by online travel platform MakeMyTrip, Ltd. Meanwhile China, a sizable overweight at 18.6% versus 5.8% for the Index, detracted from results due to higher exposure and a pullback in Alibaba, the country’s leading ecommerce company.

The expression, or some would say the curse, “may you live in interesting times” certainly applied to 2020. The COVID-19 pandemic surely wreaked havoc with economies around the world, but thanks to an aggressive monetary response, several rounds of fiscal stimulus, and heroic work on vaccine development, stock markets have generally looked through the pandemic in anticipation of a return to growth in 2021 and beyond. While the recent surge in COVID-19 cases has surely slowed progress this winter, especially in the U.S. and Europe, it has not been enough to diminish the optimism.

FIXED INCOME

The year closed at an important inflection point for fixed income markets, which saw the resolution of several major overhangs: the closely contested election was decided, an additional round of fiscal stimulus was passed, and several COVID-19 vaccines were approved. These developments substantially advanced the recovery narrative and provided additional clarity for the year ahead. Following a flat third quarter, treasuries weakened as the year

AMG GW&K Global Allocation Fund
Portfolio Manager’s Comments (continued)

closed, with the yield curve extending its post-pandemic steepening. The front end was anchored by U.S Federal Reserve (the “Fed”) policy, while recovery optimism weighed on intermediate and long rates. Corporates capped an extraordinary year by closing the period at record-low yields, buoyed by improving credit fundamentals, a constructive outlook for profitability, and steady flows into the asset class. Mortgages outperformed due to slower prepayment speeds and the Fed’s continued buying of 40% of gross supply.

Prior to the Fund’s transition in April, the fixed income sleeve underperformed the Bloomberg Barclays U.S. Aggregate Bond Index due to its overweight allocation to corporate bonds as the market moved towards the safety of U.S. Treasuries. Following the transition, the fixed income sleeve underperformed the Bloomberg Barclays Global Aggregate Index primarily due to currency effect since the dollar weakened and all of the Fund’s holdings are dollar-denominated compared to the

Index which has a substantial non-dollar allocation. Removing the currency effect, the Fund benefited from both favorable top-down sector allocation as well as strong security selection. Our significant overweight exposure to spread product contributed due to modest spread tightening and superior carry. Our security selection within corporates was a positive factor as well. We added value within the investment grade space, as well as through our out-of-benchmark allocation to high yield and preferred securities. Our selection within the mortgage space was also a modest positive. Yield curve positioning was a slight drag on performance due to our being shorter than the benchmark amid a decline in global rates.

The fixed income sleeve is positioned to benefit from the ongoing global economic recovery. With respect to yield curve positioning, this means we remain underweight the long end, which we expect to show further weakness as the reflation trade plays out. Instead, we favor intermediate maturities, which are less sensitive to interest rates and offer attractive total returns through a combination of their carry and roll. From a sector allocation perspective, we favor credit on the recovery narrative, as well as what we expect to be compelling supply/demand technicals, as issuance declines relative to last year at the same time as negative yields elsewhere drive capital to the space. Regionally, 32% of our holdings’ revenue is derived from outside the U.S. to improve portfolio diversification and expand the universe of investment opportunities.

[1] Shiller PE ratio is a price to earnings valuation measure that uses cyclically adjusted real earnings per share in the equation

This commentary reflects the viewpoints of the portfolio manager, GW&K as of December 31, 2020, is not intended as a forecast or guarantee of future results, and is subject to change without notice.

AMG GW&K Global Allocation Fund
Portfolio Manager’s Comments (continued)

CUMULATIVE TOTAL RETURN PERFORMANCE

AMG GW&K Global Allocation Fund’s cumulative total return is based on the daily change in net asset value (NAV), and assumes that all dividends and distributions were reinvested. The graph compares a hypothetical $10,000 investment made in the AMG GW&K Global Allocation Fund’s Class N shares on December 31, 2010, to a $10,000 investment made in the 60% MSCI ACWI/40% Bloomberg Barclays Global Aggregate Bond Index and 60% Russell 1000® Index/40% Bloomberg Barclays U.S. Aggregate Bond Index for the same time period. The graph and table do not reflect the deduction of taxes that a shareholder would pay on a Fund distribution or redemption of shares. The listed returns for the Fund are net of expenses and the returns for the index exclude expenses. Total returns would have been lower had certain expenses not been reduced.

The table below shows the average annual total returns for the AMG GW&K Global Allocation Fund and the 60% MSCI ACWI/40% Bloomberg Barclays Global Aggregate Bond Index and 60% Russell 1000® Index/40% Bloomberg Barclays U.S. Aggregate Bond Index for the same time periods ended December 31, 2020.

Average Annual Total Returns[1]	One Year	Five Years	Ten Years	Since Inception	Inception Date
AMG GW&K Global Allocation Fund[1,2,3,4,5,6,7,8]
Class N	18.92%	10.30%	9.62%	8.36%	01/02/97
Class I	19.08%	10.47%	—	10.02%	11/30/12
Class Z	19.28%	10.57%	9.90%	8.73%	01/02/97
60% MSCI ACWI/40% Bloomberg Barclays Global Aggregate Bond Index [9]	14.46%	9.56%	6.86%	—	01/02/97†
60% Russell 1000® Index/40% Bloomberg Barclays U.S. Aggregate Bond Index[10]	17.19%	11.56%	10.30%	8.22%	01/02/97†

The performance data shown represents past performance. Past performance is not a guarantee of future results. Current performance may be lower or higher than the performance data quoted. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

Investors should carefully consider the Fund’s investment objectives, risks, charges and expenses before investing. For performance information through the most recent month end, current net asset values per share for the Fund and other information, please call 800.548.4539 or visit our website at amgfunds.com for a free prospectus. Read it carefully before investing or sending money.

Distributed by AMG Distributors, Inc., member FINRA/SIPC.

†	Date reflects inception date of the Fund, not the index.
[1]	Total return equals income yield plus share price change and assumes reinvestment of all dividends and capital gain distributions. Returns are net of fees and may reflect offsets of Fund expenses as described in the prospectus. No adjustment has been made for taxes payable by shareholders on their reinvested dividends and capital gain distributions. Returns for periods greater than one year are annualized. The listed returns on the Fund are net of expenses and based on the published NAV as of December 31, 2020. All returns are in U.S. dollars ($).

[2]	From time to time, the Fund’s advisor has waived its fees and/or absorbed Fund expenses, which has resulted in higher returns.

[3]	To the extent that the Fund invests in asset-backed or mortgage-backed securities, its exposure to prepayment and extension risks may be greater than investments in other fixed income securities.

[4]	The Fund is subject to the risks associated with investments in debt securities, such as default risk and fluctuations in the perception of the debtor’s ability to pay its creditors. Changing interest rates may adversely affect the value of an investment. An increase in interest rates typically causes the value of bonds and other fixed income securities to fall.

[5]	Investments in international securities are subject to certain risks of overseas investing including currency fluctuations and changes in political and economic conditions, which could result in significant market fluctuations. These risks are magnified in emerging markets.

[6]	Market prices of investments held by the Fund may fall rapidly or unpredictably due to a variety of economic or political factors, market conditions, disasters or public health issues, or in response to events that affect particular industries or companies.

[7]	The Fund invests in value stocks, which may perform differently from the market as a whole and may be undervalued by the market for a long period of time.

[8]	The Fund’s investments may not be allocated in the best performing asset classes.

[9]	On April 17, 2020 the benchmark changed from 60% Russell 1000® Index & 40% Bloomberg Barclays U.S. Aggregate Bond Index. The benchmark is composed of 60% MSCI ACWI and 40% Bloomberg Barclays Global Aggregate Bond Index. The MSCI All Country World Index (ACWI) is a free-float adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. Please go to msci.com for most current list of countries represented by the Index. The Bloomberg Barclays Global Aggregate Bond Index provides a broad-based measure of the global investment-grade fixed income markets. The three major components of this index are the U.S. Aggregate, the Pan-European Aggregate, and the Asian-Pacific Aggregate Indices. The Index also

AMG GW&K Global Allocation Fund
Portfolio Manager’s Comments (continued)

includes Eurodollar and Euro-Yen corporate bonds, Canadian government, agency and corporate securities, and USD investment grade 144A securities. Unlike the Fund, the indices are unmanaged, is not available for investment and does not incur expenses.

[10]   The Russell 1000® Index measures the performance of approximately 1,000 of the largest securities based on a combination of their market cap and current index membership. The Russell 1000® represents approximately 92% of the U.S. market. The Bloomberg Barclays U.S. Aggregate Bond Index represents securities that are Securities and Exchange Commission-registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities.

Unlike the Fund, the indices are unmanaged, is not available for investment and does not incur expenses.

Bloomberg Index Services Limited. BLOOMBERG® is a trademark and service mark of Bloomberg Finance L.P. and its affiliates (collectively “Bloomberg”). BARCLAYS® is a trademark and service mark of Barclays Bank Plc (collectively with its affiliates, “Barclays”), used under license. Bloomberg or Bloomberg’s licensors, including Barclays, own all proprietary rights in the Bloomberg Barclays Indices. Neither Bloomberg nor Barclays approves or endorses this material, or guarantees the accuracy or completeness of any information herein, or makes any warranty, express or implied, as to the results to be obtained therefrom and, to the maximum extent allowed by law, neither shall have any liability or responsibility for injury or damages arising in connection therewith.

All MSCI data is provided “as is”. The products described here in are not sponsored or endorsed and have not been reviewed or passed on by MSCI. In no event shall MSCI, its affiliates or any MSCI data provider have any liability of any kind in connection with the MSCI data or the products described herein. Copying or redistributing the MSCI data is strictly prohibited.

Not FDIC insured, nor bank guaranteed. May lose value.

AMG GW&K Global Allocation Fund
Fund Snapshots (unaudited)
December 31, 2020

PORTFOLIO BREAKDOWN

Sector	% of Net Assets
Information Technology	19.5
Industrials	19.0
Consumer Discretionary	17.8
Financials	12.1
U.S. Government and Agency Obligations	8.2
Health Care	7.5
Communication Services	3.6
Utilities	2.4
Foreign Government Obligations	2.2
Real Estate	1.7
Consumer Staples	1.5
Municipal Bonds	1.4
Supranational Banks	0.5
Short-Term Investments	1.7
Other Assets Less Liabilities	0.9

Rating	% of Market Value[1]
U.S. Government and Agency Obligations	30.7
Aaa/AAA	2.5
Aa/AA	10.6
A	7.9
Baa/BBB	29.1
Ba/BB	17.7
B	1.5

[1]	Includes market value of long-term fixed-income securities only.

TOP TEN HOLDINGS

Security Name	% of Net Assets
Taiwan Semiconductor Manufacturing Co., Ltd. ADR (Taiwan)	2.8
Infineon Technologies AG (Germany)	2.6
HDFC Bank, Ltd., ADR (India)	2.6
Moncler SpA (Italy)	2.6
Adyen, N.V. (Netherlands)	2.6
MakeMyTrip, Ltd. (India)	2.4
PayPal Holdings, Inc.	2.2
Mastercard, Inc., Class A	2.1
LVMH Moet Hennessy Louis Vuitton SE (France)	2.1
Sands China, Ltd. (Macau)	2.1
Top Ten as a Group	24.1

Credit quality ratings shown above reflect the highest rating assigned by either Standard & Poor’s (“S&P”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by any of the rating agencies. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

Because a fund’s strategy may result in multiple investments in particular sectors of the economy, its performance may depend on the performance of those sectors and may fluctuate more widely than investments diversified across more sectors. For additional information on these and other risk considerations, please see the Fund’s prospectus.

Any sectors, industries, or securities discussed should not be perceived as investment recommendations. Mention of a specific security should not be considered a recommendation to buy or solicitation to sell that security. Specific securities mentioned in this report may have been sold from the Fund’s portfolio of investments by the time you receive this report.

AMG GW&K Global Allocation Fund
Schedule of Portfolio Investments
December 31, 2020

	Shares	Value
Common Sto+cks - 70.7%
Communication Services - 3.6%
Alphabet, Inc., Class A*	1,570	$2,751,645
Tencent Holdings, Ltd. (China)	38,500	2,770,221
Total Communication Services		5,521,866
Consumer Discretionary - 17.8%
Alibaba Group Holding, Ltd. (China)*	81,500	2,370,389
Amazon.com, Inc.*	861	2,804,217
Huazhu Group, Ltd., ADR (China)[1]	58,580	2,637,857
LVMH Moet Hennessy Louis Vuitton SE (France)	5,151	3,224,533
MakeMyTrip, Ltd. (India)*,1	126,581	3,737,937
Moncler SpA (Italy)*	64,350	3,956,278
Sands China, Ltd. (Macau)	716,400	3,128,805
TAL Education Group, ADR (China)*	37,660	2,693,067
Yum China Holdings, Inc. (China)	46,400	2,660,201
Total Consumer Discretionary		27,213,284
Consumer Staples - 1.5%
Kusuri no Aoki Holdings Co., Ltd. (Japan)[1]	26,400	2,296,012
Financials - 8.1%
AIA Group, Ltd. (Hong Kong)	255,800	3,117,210
CME Group, Inc.	11,680	2,126,344
Goosehead Insurance, Inc., Class A1	24,895	3,105,900
HDFC Bank, Ltd., ADR (India)*	54,940	3,969,965
Total Financials		12,319,419
Health Care - 7.5%
IDEXX Laboratories, Inc.*	6,010	3,004,219
STERIS PLC	14,550	2,757,807
UnitedHealth Group, Inc.	8,790	3,082,477
Zoetis, Inc.	16,180	2,677,790
Total Health Care		11,522,293
Industrials - 9.2%
Casella Waste Systems, Inc., Class A*	44,910	2,782,174
HEICO Corp., Class A*	25,860	3,027,172
MISUMI Group, Inc. (Japan)	85,900	2,819,868
Roper Technologies, Inc.	6,180	2,664,136
Verisk Analytics, Inc.	13,720	2,848,135
Total Industrials		14,141,485
Information Technology - 19.5%
Adyen, N.V. (Netherlands)*,2	1,695	3,938,403
ANSYS, Inc.*	7,900	2,874,020
Black Knight, Inc.*	29,500	2,606,325
Halma PLC (United Kingdom)	80,150	2,684,245
Infineon Technologies AG (Germany)	104,590	3,994,148
	Shares	Value
Mastercard, Inc., Class A	9,110	$3,251,724
PayPal Holdings, Inc.*	14,660	3,433,372
ServiceNow, Inc.*	5,217	2,871,593
Taiwan Semiconductor Manufacturing Co., Ltd.
ADR (Taiwan)	38,730	4,223,119
Total Information Technology		29,876,949
Real Estate - 1.7%
American Tower Corp., REIT	11,470	2,574,556
Utilities - 1.8%
NextEra Energy, Inc.	35,780	2,760,427
Total Common Stocks
(Cost $73,036,367)		108,226,291

	Principal Amount
Corporate Bonds and Notes - 14.9%
Financials - 4.0%
Aircastle, Ltd. (Bermuda)
5.250%, 08/11/25	$196,000	216,083
Ally Financial, Inc.
8.000%, 11/01/31	138,000	202,970
Bank of America Corp.
Series MM, (4.300% to 01/28/25 then 3 month LIBOR + 2.664%), 4.300%, 01/28/25[3,4,5]	165,000	170,331
Boston Properties, LP
3.400%, 06/21/29	225,000	251,522
CIT Group, Inc.
6.125%, 03/09/28	183,000	223,454
Citigroup, Inc.
Series V, (4.700% to 01/30/25 then SOFRRATE + 3.234%), 4.700%, 01/30/25[3,4,5]	290,000	298,545
Fifth Third Bancorp
Series H, (5.100% to 06/30/23 then 3 month LIBOR + 3.033%), 5.100%, 06/30/23[3,4,5]	323,000	328,540
The Goldman Sachs Group, Inc.
Series S, (4.400% to 02/10/25 then U.S. Treasury Yield Curve CMT 5 year + 2.850%), 4.400%, 02/10/25[1,3,4,5]	596,000	610,900
Host Hotels & Resorts LP
Series I, 3.500%, 09/15/30	198,000	209,022
Iron Mountain, Inc.
4.500%, 02/15/31[2]	206,000	216,043
JPMorgan Chase & Co.
Series HH, (4.600% to 02/01/25 then SOFRRATE + 3.125%), 4.600%, 02/01/25[3,4,5]	326,000	337,003
M&T Bank Corp.
Series G, (5.000% to 08/01/24 then U.S. Treasury Yield Curve CMT 5 year + 3.174%), 5.000%, 08/01/24[3,4,5]	536,000	566,820
Morgan Stanley, GMTN
4.431%, 01/23/30	211,000	256,840

The accompanying notes are an integral part of these financial statements.

AMG GW&K Global Allocation Fund
Schedule of Portfolio Investments (continued)

	Principal Amount	Value
Financials - 4.0% (continued)
Northern Trust Corp.
Series D, (4.600% to 10/01/26 then 3 month LIBOR + 3.202%), 4.600%, 10/01/26[3,4,5]	$270,000	$288,900
The PNC Financial Services Group, Inc.
Series R, (4.850% to 06/01/23 then 3 month LIBOR + 3.040%), 4.850%, 06/01/23[3,4,5]	311,000	324,791
Sprint Capital Corp.
6.875%, 11/15/28	158,000	208,616
State Street Corp.
Series H, (5.625% to 12/15/23 then 3 month LIBOR + 2.539%), 5.625%, 12/15/23[1,3,4,5]	304,000	321,419
Truist Financial Corp.
Series N, (4.800% to 09/01/24 then U.S. Treasury Yield Curve CMT 5 year + 3.003%), 4.800%, 09/01/24[3,4,5]	559,000	590,926
US Bancorp
Series J, (5.300% to 04/15/27 then 3 month LIBOR + 2.914%), 5.300%, 04/15/27[3,4,5]	281,000	316,757
Visa, Inc.
4.150%, 12/14/35	198,000	257,946
Total Financials		6,197,428
Industrials - 9.8%
AECOM
5.125%, 03/15/27	178,000	198,717
Anheuser-Busch InBev Worldwide, Inc.
4.375%, 04/15/38	215,000	266,544
Antofagasta PLC (United Kingdom)
2.375%, 10/14/30[1,2]	200,000	201,000
Aramark Services, Inc.
4.750%, 06/01/26	197,000	203,097
ArcelorMittal, S.A. (Luxembourg)
4.550%, 03/11/26	183,000	205,705
AT&T, Inc.
4.250%, 03/01/27	221,000	258,648
Ball Corp.
4.875%, 03/15/26	178,000	201,348
Berry Global, Inc.
1.500%, 01/15/27[2,6]	166,000	207,306
5.625%, 07/15/27[2]	185,000	199,280
BorgWarner, Inc.
2.650%, 07/01/27[1]	251,000	270,134
CDW LLC/CDW Finance Corp.
4.250%, 04/01/28	195,000	206,202
Centene Corp.
3.375%, 02/15/30	194,000	204,409
CenturyLink, Inc.
5.625%, 04/01/25	189,000	204,238
Cheniere Corpus Christi Holdings LLC
5.875%, 03/31/25	222,000	258,579
	Principal Amount	Value
Cisco Systems, Inc.
5.500%, 01/15/40	$177,000	$265,267
CommonSpirit Health
3.347%, 10/01/29	180,000	198,011
Crown Americas LLC / Crown
Americas Capital Corp. V
4.250%, 09/30/26	183,000	202,037
CSC Holdings LLC
5.250%, 06/01/24	191,000	207,097
CVS Health Corp.
5.125%, 07/20/45	203,000	273,730
Dell, Inc.
7.100%, 04/15/28[1]	171,000	225,291
Delta Air Lines, Inc.
3.800%, 04/19/23	216,000	221,902
Diamondback Energy, Inc.
3.500%, 12/01/29	390,000	417,268
Elanco Animal Health, Inc.
5.900%, 08/28/28[7]	177,000	209,413
Energy Transfer Operating LP
5.250%, 04/15/29	237,000	276,896
Ford Motor Co.
8.500%, 04/21/23	172,000	193,862
Freeport-McMoRan, Inc.
4.550%, 11/14/24	194,000	212,309
General Electric Co.
Series D, (5.000% to 01/21/21 then 3 month LIBOR + 3.330%), 5.000%, 03/15/21[3,4,5]	435,000	405,202
General Motors Co.
6.125%, 10/01/25	226,000	274,359
The George Washington University
Series 2018, 4.126%, 09/15/48	149,000	189,190
Griffon Corp.
5.750%, 03/01/28	190,000	201,162
HB Fuller Co.
4.250%, 10/15/28	198,000	203,321
HCA, Inc.
3.500%, 09/01/30	201,000	213,746
Howmet Aerospace, Inc.
5.125%, 10/01/24	246,000	271,112
Kaiser Foundation Hospitals
3.150%, 05/01/27	72,000	81,427
Kraft Heinz Foods Co.
4.625%, 01/30/29	175,000	200,375
Lamar Media Corp.
3.750%, 02/15/28	224,000	230,625
Las Vegas Sands Corp.
3.200%, 08/08/24	196,000	207,736
Lennar Corp.
4.750%, 05/30/25	180,000	205,987

The accompanying notes are an integral part of these financial statements.

AMG GW&K Global Allocation Fund
Schedule of Portfolio Investments (continued)

	Principal Amount	Value
Industrials - 9.8% (continued)
Meritor, Inc.
6.250%, 06/01/25[2]	$190,000	$205,675
MGM Resorts International
5.750%, 06/15/25	180,000	199,354
Microsoft Corp.
2.525%, 06/01/50	240,000	253,615
Murphy Oil USA, Inc.
5.625%, 05/01/27	186,000	197,357
Nestle Holdings, Inc.
1.000%, 09/15/27[2]	275,000	275,864
Netflix, Inc.
3.000%, 06/15/25[2,6]	155,000	203,217
4.375%, 11/15/26	189,000	209,908
Newell Brands, Inc.
4.700%, 04/01/26[7]	185,000	204,042
Northrop Grumman Corp.
3.200%, 02/01/27	227,000	255,771
Nuance Communications, Inc.
5.625%, 12/15/26	189,000	200,339
Penske Automotive Group, Inc.
3.500%, 09/01/25	191,000	194,342
Pernod Ricard International Finance LLC
1.250%, 04/01/28[2]	400,000	396,831
PulteGroup, Inc.
5.500%, 03/01/26	185,000	220,481
Quebecor Media, Inc. (Canada)
5.750%, 01/15/23	177,000	191,602
Service Corp. International
4.625%, 12/15/27	193,000	205,907
Silgan Holdings, Inc.
4.125%, 02/01/28	201,000	209,291
Smith & Nephew PLC (United Kingdom)
2.032%, 10/14/30	400,000	407,839
Southwest Airlines Co.
5.250%, 05/04/25	233,000	270,060
Toll Brothers Finance Corp.
4.375%, 04/15/23	191,000	203,176
TreeHouse Foods, Inc.
4.000%, 09/01/28	203,000	210,359
United Rentals North America Inc.
3.875%, 02/15/31	205,000	215,440
Valvoline, Inc.
4.375%, 08/15/25	203,000	209,754
VeriSign, Inc.
5.250%, 04/01/25	183,000	208,277
Verizon Communications, Inc.
3.875%, 02/08/29	218,000	256,961
Walmart, Inc.
4.050%, 06/29/48	196,000	266,461
	Principal Amount	Value
Wyndham Destinations, Inc.
5.650%, 04/01/24[7]	$195,000	$211,311
Wynn Macau, Ltd. (Cayman Islands)
5.500%, 01/15/26[2]	200,000	208,250
Total Industrials		14,964,016
Supranational Banks - 0.5%
Inter-American Development Bank
0.625%, 07/15/25	773,000	779,637
Utilities - 0.6%
Dominion Energy, Inc.
Series B, (4.650% to 12/15/24 then U.S. Treasury Yield Curve CMT 5 year + 2.993%), 4.650%, 12/15/24[3,4,5]	587,000	620,481
Northern States Power Co.
2.900%, 03/01/50	239,000	270,574
Total Utilities		891,055
Total Corporate Bonds and Notes
(Cost $21,532,522)		22,832,136
Municipal Bonds - 1.4%
California State General Obligation, School Improvements
7.550%, 04/01/39	235,000	413,114
JobsOhio Beverage System
Series B, 4.532%, 01/01/35	315,000	404,104
Los Angeles Unified School District, School Improvements
5.750%, 07/01/34	300,000	423,630
Metropolitan Transportation Authority
6.687%, 11/15/40	320,000	419,318
New Jersey Transportation Trust Fund Authority
5.754%, 12/15/28	335,000	398,613
Total Municipal Bonds
(Cost $1,947,295)		2,058,779
U.S. Government and Agency Obligations - 8.2%
Fannie Mae - 4.5%
FNMA
2.500%, 01/01/35 to 02/01/35	805,473	850,402
3.500%, 02/01/35 to 01/01/48	821,832	879,624
4.000%, 12/01/21 to 09/01/49	1,641,657	1,801,172
4.500%, 05/01/47 to 09/01/49	2,081,074	2,305,617
5.000%, 09/01/33 to 10/01/49	853,436	985,389
5.500%, 02/01/37	8,455	9,930
Total Fannie Mae		6,832,134
Freddie Mac - 1.7%
FHLMC Gold Pool
3.500%, 05/01/44 to 01/01/46	1,291,259	1,408,178
4.000%, 02/01/44	198,440	219,506
5.000%, 07/01/38	78,321	91,132

The accompanying notes are an integral part of these financial statements.

AMG GW&K Global Allocation Fund
Schedule of Portfolio Investments (continued)

	Principal Amount	Value
Freddie Mac - 1.7% (continued)
FHLMC Multifamily Structured Pass Through Certificates
Series K073, 3.350%, 01/01/28	$821,000	$953,431
Total Freddie Mac		2,672,247
U.S. Treasury Obligations - 2.0%
U.S. Treasury Bonds
3.500%, 02/15/39	785,000	1,066,220
4.500%, 02/15/36	729,000	1,070,121
U.S. Treasury Notes
1.500%, 02/15/30	835,000	883,502
Total U.S. Treasury Obligations		3,019,843
Total U.S. Government and Agency Obligations
(Cost $12,500,509)		12,524,224
Foreign Government Obligations - 2.2%
Abu Dhabi Government International Bond (United Arab Emirates)
2.500%, 04/16/25[2]	350,000	374,532
China Government International Bond (China)
1.200%, 10/21/30[1,2]	800,000	800,225
Finland Government International Bond (Finland)
0.875%, 05/20/30[2]	400,000	394,109
Japan Finance Organization for Municipalities (Japan)
1.000%, 05/21/25	732,000	742,525
Kingdom of Belgium Government International Bond (Belgium)
1.000%, 05/28/30[2]	200,000	198,411
The Korea Development Bank (South Korea)
0.500%, 10/27/23	269,000	270,009
Philippine Government International Bond (Philippines)
1.648%, 06/10/31	200,000	203,000
	Principal Amount	Value
Province of Ontario Canada (Canada)
1.050%, 05/21/27	$205,000	$207,622
Province of Quebec Canada (Canada)
1.350%, 05/28/30[1]	205,000	207,988
Total Foreign Government Obligations
(Cost $3,371,374)		3,398,421
Short-Term Investments - 1.7%
Joint Repurchase Agreements - 1.7%[8]
Citigroup Global Markets, Inc., dated 12/31/20, due 01/04/21, 0.070% total to be received $1,000,008 (collateralized by various U.S. Government Agency Obligations and U.S. Treasuries, 0.000% - 4.000%, 09/15/21 - 01/01/51, totaling $1,020,000)	1,000,000	1,000,000
Daiwa Capital Markets America, dated 12/31/20, due 01/04/21, 0.070% total to be received $576,549 (collateralized by various U.S. Government Agency Obligations and U.S. Treasuries, 0.000% - 6.500%, 01/26/21 - 01/01/51, totaling $588,076)	576,545	576,545
RBC Dominion Securities, Inc., dated 12/31/20, due 01/04/21, 0.080% total to be received $1,000,009 (collateralized by various U.S. Government Agency Obligations and U.S. Treasuries, 0.000% - 6.000%, 01/05/21 - 12/20/50, totaling $1,020,000)	1,000,000	1,000,000
Total Joint Repurchase Agreements		2,576,545
Total Short-Term Investments
(Cost $2,576,545)		2,576,545
Total Investments - 99.1%
(Cost $114,964,612)		151,616,396
Other Assets, less Liabilities - 0.9%		1,399,839
Net Assets - 100.0%		$153,016,235

*	Non-income producing security.
[1]	Some of these securities, amounting to $8,270,264 or 5.4% of net assets, were out on loan to various borrowers and are collateralized by cash and various U.S. Treasury Obligations. See Note 4 of Notes to Financial Statements.
[2]	Security exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2020, the value of these securities amounted to $7,819,146 or 5.1% of net assets.
[3]	Fixed to variable rate investment. The rate shown reflects the fixed rate in effect at December 31, 2020. Rate will reset at a future date.
[4]	Perpetuity Bond. The date shown represents the next call date.
[5]	Variable rate security. The rate shown is based on the latest available information as of December 31, 2020. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above.
[6]	Principal amount stated in EURO dollars.
[7]	Step Bond: A debt instrument with either deferred interest payments or an interest rate that resets at specific times during its term.
[8]	Cash collateral received for securities lending activity was invested in these joint repurchase agreements.
ADR	American Depositary Receipt
CMT	Constant Maturity Treasury
FHLMC	Freddie Mac
FNMA	Fannie Mae
GMTN	Global Medium-Term Notes
LIBOR	London Interbank Offered Rate
REIT	Real Estate Investment Trust
SOFRRATE	Secured Overnight Financing Rate

The accompanying notes are an integral part of these financial statements.

AMG GW&K Global Allocation Fund Schedule of Portfolio Investments (continued)

The following table summarizes the inputs used to value the Fund’s investments by the fair value hierarchy levels as of December 31, 2020:

	Level 1	Level 2[1]	Level 3	Total
Investments in Securities
Common Stocks
Information Technology	$19,260,153	$10,616,796	—	$29,876,949
Consumer Discretionary	11,873,078	15,340,206	—	27,213,284
Industrials	11,321,617	2,819,868	—	14,141,485
Financials	9,202,209	3,117,210	—	12,319,419
Health Care	11,522,293	—	—	11,522,293
Communication Services	2,751,645	2,770,221	—	5,521,866
Utilities	2,760,427	—	—	2,760,427
Real Estate	2,574,556	—	—	2,574,556
Consumer Staples	—	2,296,012	—	2,296,012
Corporate Bonds and Notes†	—	22,832,136	—	22,832,136
Municipal Bonds†	—	2,058,779	—	2,058,779
U.S. Government and Agency Obligations†	—	12,524,224	—	12,524,224
Foreign Government Obligations	—	3,398,421	—	3,398,421
Short-Term Investments
Joint Repurchase Agreements	—	2,576,545	—	2,576,545
Total Investments in Securities	$71,265,978	$80,350,418	—	$151,616,396

†	All corporate bonds and notes, municipal bonds, and U.S. government and agency obligations held in the Fund are Level 2 securities. For a detailed breakout of corporate bonds and notes, municipal bonds, and U.S. government and agency obligations by major industry or agency classification, please refer to the Fund’s Schedule of Portfolio Investments.
[1]	An external pricing service is used to reflect any impact on security value due to market movements between the time the Fund valued such foreign securities and the earlier closing of foreign markets.

For the fiscal year ended December 31, 2020, there were no transfers in or out of Level 3.

The country allocation in the Schedule of Portfolio Investments at December 31, 2020, was as follows:

Country	% of Long-Term Investments
Belgium	0.1
Bermuda	0.1
Canada	0.4
Cayman Islands	0.1
China	9.4
Finland	0.3
France	2.2
Germany	2.7
Hong Kong	2.1
India	5.2
Italy	2.7
Japan	3.9
Country	% of Long-Term Investments
Luxembourg	0.1
Macau	2.1
Netherlands	2.6
Philippines	0.1
South Korea	0.2
Taiwan	2.8
United Arab Emirates	0.3
United Kingdom	2.2
United States	60.4
100.0

The accompanying notes are an integral part of these financial statements.

AMG GW&K Small Cap Core Fund
Portfolio Manager’s Comments (unaudited)

THE YEAR IN REVIEW

For the year ended December 31, 2020, AMG GW&K Small Cap Core Fund’s (the “Fund”) Class N shares returned 17.73%, compared to the Russell 2000® Index, which returned 19.96%.

We are all familiar with the proverb “a watched pot never boils.” But what happens if we take that pot, cover it, and turn the heat up to high? As heat and pressure build inside the pot, the lid might start to rattle and shift. Eventually, steam and other contents start to force their way out around the edges of the lid as it clatters more erratically. Finally, depending on the contents inside the pot, we might end up with quite a mess if the heat is not turned down or the lid is not removed to let the pressure escape. As U.S. small cap investors, it feels a bit as if we are living through this kitchen experiment right now. The U.S. Federal Reserve (the “Fed”) and other global central banks are attempting to keep economies moving and markets lubricated during a terrible global pandemic. Rock bottom interest rates, expanding central bank balance sheets, and other conditions have supplied the heat to keep markets functioning and the economy from stalling.

Through the end of 2020, these policy actions, along with fiscal stimulus throughout 2020, seemed to have imperfectly accomplished these objectives. Enough heat had been applied to the pot. With the addition of very positive vaccine news and the push to add further fiscal stimulus into 2021, suddenly more heat was added to the experiment and the lid on the pot began to rattle. The Russell 2000® Index produced a sharp fourth quarter burst of 31.4%, its best quarter ever, and finished the year up 19.96%. While the magnitude of the move is impressive, the type of stocks that have outperformed is more interesting. The additional heat applied in the fourth quarter created ideal conditions for speculation.

There is much in the way of evidence for this speculative environment. In periods when investors crave risk, the Wall Street machine always rises to the occasion. Innovation in both technology and finance will race to help fulfill this desire for greater risk. Three areas that combined to help fan this speculative flame included: 1) low barrier trading platforms, 2) special purpose acquisition corporations (“SPACs”), and 3) narrowly targeted thematic investments. There is obviously nothing inherently wrong with any of these three investment products, but each has the capacity to enable and embolden irrational exuberance under the right conditions. The Robinhood trading platform, while allowing easy and free trading for investing newcomers, is alleged to encourage continuous and repeated engagement in trading and approve customers for option activity far in excess of their qualifications and resources. SPACs have perhaps in the past been unfairly stigmatized as a pathway to public markets given the lower scrutiny levels they receive and the characters often attracted to less due diligence. This year the market for SPACs set records, and several have been moonshots, some of which ended up back on earth. Nikola is a noteworthy example, perhaps propelled in part by the greater democratization of trading with platforms like Robinhood. The example of Nikola leads to the final category of speculation: narrowly focused thematic investing. There is nothing as exciting as chasing a glowing theme, be it electrification, alternative energy, genomics, bitcoin, or more broadly, “innovation.” These themes all have tremendous merit and long-term opportunity for companies and investors. However, they will take time to commercialize with many flops and misses along the way. Just as in the internet dawn of the late 1990s, successful investment companies have come along to help investors participate with narrowly targeted vehicles. Many have produced amazing returns in 2020. The money arriving late to the party will likely meaningfully underperform the market as these trends are sorted out in the real world. We see evidence in these three areas of the lid on our pot bouncing from heat and pressure.

For the year, style performance was very much tilted toward Growth. The Russell 2000® Growth finished up 34.3% compared to only 4.6% return in the Russell 2000® Value Index. Value oriented sectors showed very little of the excitement driving the overall market. Energy finished down -37.0%, real estate -5.4%, utilities -4.9%, and financials -3.7%. Meanwhile, secular growth areas like health care (+46.1%) and information technology (+38.4%) led small caps during the year. Health care technology (+123.2%), life sciences tools/services (+114.7%), biotechnology (+51.9%), and software (+57.3%) were some of the strongest industries that drove this return. However, this trend softened somewhat in the last several months of the year. Consumer discretionary (+32.7%) was another winner on the year, recovering dramatically from a disastrous first quarter when it declined -44.3%. 2020 was a year where growth was the new safety trade and also performed quite well in the recovery.

Looking at factor analysis for the year, non-earners were up 44.6% and accounted for 81.4% of the performance of the Russell 2000® Index, while accounting for only 28.4% of all benchmark stocks.

Of the remaining stocks with earnings, those that reside in the bottom 60% of valuation levels actually produced a negative average contribution to return for the year. Negative equity stocks finished up 32.8% and the lowest return of equity (“ROE”) quintile was up 48.6% on the year. Combined, these groups were nearly 79% of the benchmark performance. High beta (+36.7%) outperformed while low earnings variation (+0.2%) lagged meaningfully. Finally, Index stocks without a five-year earnings track record returned 46.7%. To sum up, investors were mostly interested in companies without earnings in this speculative year. Small cap stocks with earnings and modest valuations, as well as those in the middle of the ROE barbell, did not participate in the rally.

Examining relative performance requires looking at cash allocation, factor and sector analysis to get the full picture of how the Fund returned 17.73% but still underperformed the benchmark. Our cash exposure averaged just 2.1% during the year, but this still amounted to a meaningful performance drag. Switching to factor allocation, the Fund was decidedly out of balance with the investor preferences described above during the year. Our exposure to stocks with characteristics such as higher than average cap, lower beta, positive earnings, higher than average returns, and less volatile earnings histories relative to the Index cost us approximately 310 basis points of performance when averaged together. Taking our factor allocation out, stock selection was broadly very positive.

Shifting to sector attribution, we saw positive contribution from financials, information technology, and real estate during the year. Financials helped performance due to strong stock selection in the banking industry (Glacier Bancorp, Pacific Premier Bancorp, Seacoast Banking Corporation of Florida), a lack of exposure to mortgage real estate investment trusts (REITs), and good performance from capital markets names (Houlihan Lokey, Stifel Financial, Cohen & Steers). Information technology contributed to performance by besting the Index in software due to both allocation and selection (HubSpot, Paylocity, Rapid7, Cerence) as well as in semiconductors (Macom Technology Solutions, Entegris). In real estate, the Fund benefited from an underweight position and strong performance from QTS Realty Trust, Inc. (QTS).

On the flip side, we lost ground in industrials, health care, consumer staples, and energy. The industrials sector presents a good representation of our trouble spots, with problems in selection stemming from both owned stocks and lack of exposure to hot segments. The electrical equipment industry within

AMG GW&K Small Cap Core Fund Portfolio Manager’s Comments (continued)

the sector was up 173.9% on the year, generating 123 basis points of return for the benchmark based on alternative energy plays that exhibited stupendous performance. We owned nothing in the industry. Meanwhile, we also sold AAR Corp (AIR) after a pandemic induced collapse in the airline industry they serve, which hurt relative performance. While the funds were reinvested elsewhere, the mark on the sector cannot be reversed. ICF International (ICFI) and Heartland Express (HTLD) also underperformed. We underperformed in health care, mostly as a result to our underexposure to biotechnology. In consumer staples, our largest position Performance Food Group (PFGC) was hurt by the pandemic shutdown of food away from home venues and dropped 7.5%. In addition, we did not have exposure to the beverage industry, which jumped 90.0%. Finally, the energy sector also hurt relative performance, primarily due to the ill-timed sale of Matador Resources (MTDR) near the bottom of the energy sector’s rollercoaster performance.	Looking forward into 2021 and beyond, we see both strong fundamentals as well as risks to watch. Similar to the covered pot on the stove, it remains to be seen how the experiment will end. We believe the strong end to the year represents the excellent forward prospects investors see for the economy as we emerge from the pandemic in 2021. Consumer net worth is hitting records, inventories are too low, and spending in many parts of the economy (outside of masks and heat lamps) is poised to accelerate. The fundamental strength is naturally augmented by forthcoming fiscal stimulus. The strong fundamentals and wall of liquidity have also encouraged some investors to increase speculative behavior in several areas of the market where long-term opportunity is high but near-term earnings support is non-existent. Will the Fed lift the cover off the pot or lower the heat as the economy accelerates to limit the negative impact of speculative bubbles forming? We acknowledge there are holes we are digging as a country that impact our longer-term growth prospects, as debt climbs and political will appears to be faltering. Finally, markets appear to be assuming best outcomes for vaccine uptake and performance. However, we are very grateful that markets are looking forward to better times. Capital markets would be on the floor convulsing if they were looking backward at 2020. Thankfully, we leave the past year behind. Given the good forward economic and earnings prospects we see, low inflation and interest rates, and current valuations, we believe the U.S. small cap asset class has attractive capital appreciation potential over our 3–5 year time horizon.

This commentary reflects the viewpoints of the portfolio manager, GW&K Investment Management, LLC, and is not intended as a forecast or guarantee of future results.

AMG GW&K Small Cap Core Fund Portfolio Manager’s Comments (continued)

CUMULATIVE TOTAL RETURN PERFORMANCE

AMG GW&K Small Cap Core Fund’s cumulative total return is based on the daily change in net asset value (NAV), and assumes that all dividends and distributions were reinvested. The graph compares a hypothetical $10,000 investment made in the AMG GW&K Small Cap Core Fund’s Class N shares on December 31, 2010, to a $10,000 investment made in the Russell 2000® Index for the same time period. The graph and table do not reflect the deduction of taxes that a shareholder would pay on a Fund distribution or redemption of shares. The listed returns for the Fund are net of expenses and the returns for the index exclude expenses. Total returns would have been lower had certain expenses not been reduced.

The table below shows the average annual total returns for the AMG GW&K Small Cap Core Fund and the Russell 2000® Index for the same time periods ended December 31, 2020.

Average Annual Total Returns[1]	One Year	Five Years	Ten Years	Since Inception	Inception Date
AMG GW&K Small Cap Core Fund[2,3,4,5,6]
Class N	17.73%	13.31%	11.75%	8.74%	12/10/96
Class I	18.16%	13.72%	12.20%	14.45%	07/27/09
Class Z	18.21%	—	—	11.80%	02/24/17
Russell 2000® Index[7]	19.96%	13.26%	11.20%	8.75%	12/10/96†

The performance data shown represents past performance. Past performance is not a guarantee of future results. Current performance may be lower or higher than the performance data quoted. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

Investors should carefully consider the Fund’s investment objectives, risks, charges and expenses before investing. For performance information through the most recent month end, current net asset values per share for the Fund and other information, please call 800.548.4539 or visit our website at amgfunds.com for a free prospectus. Read it carefully before investing or sending money.

Distributed by AMG Distributors, Inc., member FINRA/SIPC.

†	Date reflects the inception date of the Fund, not the index.

[1]	Total return equals income yield plus share price change and assumes reinvestment of all dividends and capital gain distributions. Returns are net of fees and may reflect offsets of Fund expenses as described in the prospectus. No adjustment has been made for taxes payable by shareholders on their reinvested dividends and capital gain distributions. Returns for periods greater than one year are annualized. The listed returns on the Fund are net of expenses and based on the published NAV as of December 31, 2020. All returns are in U.S. dollars ($).

[2]	From time to time, the Fund’s advisor has waived its fees and/or absorbed Fund expenses, which has resulted in higher returns.

[3]	Market prices of investments held by the Fund may fall rapidly or unpredictably due to a variety of economic or political factors, market conditions, disasters or public health issues, or in response to events that affect particular industries or companies.

[4]	The Fund invests in growth stocks, which may be more sensitive to market movements because their prices tend to reflect future investor expectations rather than just current profits. Growth stocks may underperform value stocks given periods.

[5]	The Fund is subject to risks associated with investments in small-capitalization companies, such as erratic earnings patterns, competitive conditions, limited earnings history, and a reliance on one or a limited number of products.

[6]	The Fund invests in value stocks, which may perform differently from the market as a whole and may be undervalued by the market for a long period of time.

[7]	The Russell 2000® Index is composed of the 2,000 smallest stocks in the Russell 3000® Index and is widely regarded in the industry as the premier measure of small-cap stock performance. Unlike the Fund, the Russell 2000® Index is unmanaged, is not available for investment and does not incur expenses.

The Russell Indices are trademarks of the London Stock Exchange Group companies.

Not FDIC insured, nor bank guaranteed. May lose value.

AMG GW&K Small Cap Core Fund Fund Snapshots (unaudited) December 31, 2020

PORTFOLIO BREAKDOWN

% of
Sector	Net Assets
Health Care	22.0
Information Technology	15.6
Consumer Discretionary	15.5
Financials	14.3
Industrials	14.1
Real Estate	5.4
Materials	5.3
Consumer Staples	3.2
Utilities	2.3
Energy	0.8
Short-Term Investments	0.1
Other Assets Less Liabilities	1.4

TOP TEN HOLDINGS

% of
Security Name	Net Assets
Lithia Motors, Inc., Class A	2.2
Texas Roadhouse, Inc.	2.0
Avient Corp.	1.8
Endava PLC, ADR (United Kingdom)	1.8
MACOM Technology Solutions Holdings, Inc.	1.7
Ritchie Bros. Auctioneers, Inc. (Canada)	1.7
Performance Food Group Co.	1.7
Grand Canyon Education, Inc.	1.7
Stifel Financial Corp.	1.7
Globus Medical, Inc., Class A	1.7
Top Ten as a Group	18.0

Because a fund’s strategy may result in multiple investments in particular sectors of the economy, its performance may depend on the performance of those sectors and may fluctuate more widely than investments diversified across more sectors. For additional information on these and other risk considerations, please see the Fund’s prospectus.

Any sectors, industries, or securities discussed should not be perceived as investment recommendations. Mention of a specific security should not be considered a recommendation to buy or solicitation to sell that security. Specific securities mentioned in this report may have been sold from the Fund’s portfolio of investments by the time you receive this report.

AMG GW&K Small Cap Core Fund
Schedule of Portfolio Investments
December 31, 2020

	Shares	Value
Common Stocks - 98.5%
Consumer Discretionary - 15.5%
Boot Barn Holdings, Inc.*,1	114,808	$4,978,075
Churchill Downs, Inc.	31,794	6,193,153
Chuy’s Holdings, Inc.*	108,170	2,865,423
Five Below, Inc.*	40,650	7,112,937
Grand Canyon Education, Inc.*	109,419	10,188,003
Helen of Troy, Ltd.*	24,827	5,516,311
Lithia Motors, Inc., Class A1	44,748	13,096,397
Ollie’s Bargain Outlet Holdings, Inc.*,1	69,380	5,673,203
Oxford Industries, Inc.	66,832	4,378,164
Patrick Industries, Inc.[1]	130,375	8,911,131
Skyline Champion Corp.*	282,443	8,738,787
Texas Roadhouse, Inc.*	152,747	11,938,706
Wolverine World Wide, Inc.	138,945	4,342,031
Total Consumer Discretionary		93,932,321
Consumer Staples - 3.2%
Central Garden & Pet Co.*	41,644	1,607,875
Central Garden & Pet Co., Class A*	202,677	7,363,255
Performance Food Group Co.*	214,867	10,229,818
Total Consumer Staples		19,200,948
Energy - 0.8%
WPX Energy, Inc.*	610,500	4,975,575
Financials - 14.3%
Ameris Bancorp	220,439	8,392,113
AMERISAFE, Inc.	97,230	5,583,919
Cathay General Bancorp	215,790	6,946,280
Cohen & Steers, Inc.	106,584	7,919,191
Glacier Bancorp, Inc.	192,591	8,861,112
Horace Mann Educators Corp.	187,381	7,877,497
Houlihan Lokey, Inc.	105,882	7,118,447
Meridian Bancorp, Inc.	213,583	3,184,523
OceanFirst Financial Corp.*	205,718	3,832,526
Pacific Premier Bancorp, Inc.*	244,018	7,645,084
Seacoast Banking Corp. of Florida*	303,581	8,940,460
Stifel Financial Corp.	201,826	10,184,140
Total Financials		86,485,292
Health Care - 22.0%
AtriCure, Inc.*	151,199	8,417,248
Castle Biosciences, Inc.*	49,015	3,291,357
Covetrus, Inc.*	308,694	8,871,866
CryoLife, Inc.*	247,317	5,839,154
CryoPort, Inc.*,1	114,763	5,035,801
	Shares	Value
Emergent BioSolutions, Inc.*	96,827	$8,675,699
Globus Medical, Inc., Class A*	156,149	10,184,038
Haemonetics Corp.*	50,145	5,954,719
Halozyme Therapeutics, Inc.*,1	136,400	5,825,644
HealthEquity, Inc.*	112,315	7,829,479
ICU Medical, Inc.*	19,521	4,187,059
Integra LifeSciences Holdings Corp.*	109,446	7,105,234
LHC Group, Inc.*	33,685	7,185,684
Medpace Holdings, Inc.*	54,197	7,544,222
Phreesia, Inc.*	157,052	8,521,642
Progyny, Inc.*	155,375	6,586,346
Supernus Pharmaceuticals, Inc.*	205,276	5,164,744
Syneos Health, Inc.*	148,428	10,112,400
Veracyte, Inc.*,1	141,807	6,940,035
Total Health Care		133,272,371
Industrials - 14.1%
Alamo Group, Inc.	53,675	7,404,466
Allegiant Travel Co.	36,280	6,865,627
Heartland Express, Inc.	262,262	4,746,942
Helios Technologies, Inc.	143,425	7,643,118
ICF International, Inc.	83,978	6,242,085
Primoris Services Corp.*	259,353	7,160,736
RBC Bearings, Inc.*	50,215	8,990,494
Ritchie Bros. Auctioneers, Inc. (Canada)	149,150	10,373,383
The Shyft Group, Inc.	99,222	2,815,920
SiteOne Landscape Supply, Inc.*,1	32,109	5,093,451
UFP Industries, Inc.	164,198	9,121,199
US Ecology, Inc.	114,721	4,167,814
WillScot Mobile Mini Holdings Corp.*	190,470	4,413,190
Total Industrials		85,038,425
Information Technology - 15.6%
Brooks Automation, Inc.	81,119	5,503,924
CACI International, Inc., Class A*	21,395	5,334,415
Cerence, Inc.*,1	51,256	5,150,203
The Descartes Systems Group, Inc. (Canada)*	69,334	4,054,652
Endava PLC, ADR (United Kingdom)*	144,104	11,059,982
MACOM Technology Solutions Holdings, Inc.*	191,298	10,529,042
Novanta, Inc.*	62,480	7,386,386
Paylocity Holding Corp.*	48,677	10,023,081
Proofpoint, Inc.*	41,269	5,629,504
Rapid7, Inc.*,1	109,776	9,897,404
Rogers Corp.*	19,660	3,053,001
Silicon Laboratories, Inc.*	75,331	9,592,650

The accompanying notes are an integral part of these financial statements.

AMG GW&K Small Cap Core Fund
Schedule of Portfolio Investments (continued)

	Shares	Value
Information Technology - 15.6%
(continued)
Viavi Solutions, Inc.*	496,100	$7,429,098
Total Information Technology		94,643,342
Materials - 5.3%
Avient Corp.	275,245	11,086,869
Balchem Corp.	60,886	7,015,285
Compass Minerals International, Inc.[1]	67,036	4,137,462
Minerals Technologies, Inc.	94,993	5,900,965
Silgan Holdings, Inc.	98,462	3,650,971
Total Materials		31,791,552
Real Estate - 5.4%
Agree Realty Corp., REIT [1]	72,777	4,845,493
National Health Investors, Inc., REIT	89,355	6,180,685
QTS Realty Trust, Inc., Class A, REIT [1]	123,362	7,633,641
Ryman Hospitality Properties, Inc., REIT	59,887	4,057,943
STAG Industrial, Inc., REIT	315,813	9,891,263
Total Real Estate		32,609,025
Utilities - 2.3%
IDACORP, Inc.	67,471	6,479,240

*	Non-income producing security.

[1]	Some of these securities, amounting to $58,647,390 or 9.7% of net assets, were out on loan to various borrowers and are collateralized by cash and various U.S. Treasury Obligations. See Note 4 of Notes to Financial Statements.

[2]	Cash collateral received for securities lending activity was invested in these joint repurchase agreements.
	Shares	Value
NorthWestern Corp.	126,604	$7,382,279
Total Utilities		13,861,519
Total Common Stocks
(Cost $425,780,546)		595,810,370

	Principal
	Amount
Short-Term Investments - 0.1%
Joint Repurchase Agreements - 0.1%[2]
Citigroup Global Markets, Inc., dated 12/31/20, due 01/04/21, 0.070% total to be received$674,286 (collateralized by various U.S. Government Agency Obligations and U.S. Treasuries, 0.000% - 4.000%, 09/15/21 -01/01/51, totaling $687,767)	$674,281	674,281
Total Short-Term Investments
(Cost $674,281)		674,281
Total Investments - 98.6%
(Cost $426,454,827)		596,484,651
Other Assets, less Liabilities - 1.4%		8,403,853
Net Assets - 100.0%		$604,888,504

ADR    American Depositary Receipt
REIT   Real Estate Investment Trust

The following table summarizes the inputs used to value the Fund’s investments by the fair value hierarchy levels as of December 31, 2020:

	Level 1	Level 2	Level 3	Total
Investments in Securities
Common Stocks†	$595,810,370	—	—	$595,810,370
Short-Term Investments
Joint Repurchase Agreements	—	$674,281	—	674,281
Total Investments in Securities	$595,810,370	$674,281	—	$596,484,651

†	All common stocks held in the Fund are Level 1 securities. For a detailed breakout of common stocks by major industry classification, please refer to the Fund’s Schedule of Portfolio Investments.

For the fiscal year ended December 31, 2020, there were no transfers in or out of Level 3.

The accompanying notes are an integral part of these financial statements.

AMG GW&K Small/Mid Cap Fund
Portfolio Manager’s Comments (unaudited)

REVIEW

For the year ended December 31, 2020, AMG GW&K Small/Mid Cap Fund’s (the “Fund”) Class I shares returned 23.31%, compared to the Russell 2500® Index, which returned 19.99%.

We are all familiar with the proverb “a watched pot never boils.” But what happens if we take that pot, cover it, and turn the heat up to high? As heat and pressure build inside the pot, the lid might start to rattle and shift. Eventually, steam and other contents start to force their way out around the edges of the lid as it clatters more erratically. Finally, depending on the contents inside the pot, we might end up with quite a mess if the heat is not turned down or the lid is not removed to let the pressure escape. As U.S. small/mid cap investors, it feels a bit as if we are living through this kitchen experiment right now. The U.S. Federal Reserve (the “Fed”) and other global central banks, are attempting to keep economies moving and markets lubricated during a terrible global pandemic. Rock bottom interest rates, expanding central bank balance sheets, and other conditions have supplied the heat to keep markets functioning and the economy from stalling.

Through the end of 2020, these policy actions, along with fiscal stimulus throughout 2020, seemed to have imperfectly accomplished these objectives. Enough heat had been applied to the pot. With the addition of very positive vaccine news in the fourth quarter and the push to add further fiscal stimulus into 2021, suddenly more heat was added to the experiment and the lid on the pot began to rattle. The Russell 2500® Index produced a sharp fourth quarter burst of 27.4%, its best quarter ever, and finished the year up 20.0%. While the magnitude of the move is impressive, the type of stocks that have outperformed is more interesting.

There is much in the way of evidence for this speculative environment. In periods when investors crave risk, the Wall Street machine always rises to the occasion. Innovation in both technology and finance will race to help fulfill this desire for greater risk. Three areas that combined to help fan this speculative flame included: 1) low barrier trading platforms, 2) special purpose acquisition corporations (SPACs), and 3) narrowly targeted thematic investments. There is obviously nothing inherently wrong with any of these three investment products, but each has the capacity to enable and embolden irrational exuberance under the right conditions. The Robinhood trading platform, while allowing easy and free trading for investing newcomers, is alleged to encourage continuous and repeated engagement in trading and approve customers for option activity far in excess of their qualifications and resources. SPACs have perhaps in the past been unfairly stigmatized as a pathway to public markets given the lower scrutiny levels they receive and the characters often attracted to less due diligence. This year the market for SPACs set records, and several have been moonshots, some of which ended up back on earth. Nikola is a noteworthy example, perhaps propelled in part by the greater democratization of trading with platforms like Robinhood. The example of Nikola leads to the final category of speculation: narrowly focused thematic investing. There is nothing as exciting as chasing a glowing theme, be it electrification, alternative energy, genomics, bitcoin, or more broadly, “innovation.” These themes all have tremendous merit and long-term opportunity for companies and investors. However, they will take time to commercialize with many flops and misses along the way. Just as in the internet dawn of the late 1990s, successful investment companies have come along to help investors participate with narrowly targeted vehicles. Many have produced amazing returns in 2020. The money arriving late to the party will likely meaningfully underperform the market as these trends are sorted out in the real world. We see evidence in these three areas of the lid on our pot bouncing from heat and pressure.

For the year, style performance was very much tilted toward Growth. The Russell 2500® Growth finished up 40.1% compared to only 4.8% return in the Russell 2500® Value Index. Value oriented sectors showed very little of the excitement driving the overall market. Energy finished down (-39.0%), real estate (-8.7%), utilities (-4.9%), and financials (-2.1%). Meanwhile, secular growth areas like health care and information technology were up 49.2% and 52.1%, respectively, which led small and mid caps during the year. Health care technology was up 135.8%, life sciences tools/services (+58.0%), biotechnology (+52.0%), as well as software (+72.8%) and semiconductors (+74.1%) in technology were some of the strongest industries that drove this return. However, this trend softened somewhat in the last several months of the year as Value areas of the market found their footing. Consumer discretionary (+26.5%) was another winner on the year, recovering dramatically from a disastrous first quarter when it declined (-40.9%). As we discussed in past communications, 2020 was a year where growth was the new safety trade and also performed quite well in the recovery.

Looking at factor analysis for the year, non-earners were up 49.2% and accounted for 72.0% of the Russell 2500 Index performance. Of the benchmark stocks with earnings (77.2% of the Index), those that reside in the bottom 60% of valuation levels actually produced a negative average contribution to return for the year. Negative equity stocks finished up 38.4% and the lowest Return on Equity (“ROE”) quintile was up 45.3% on the year. Combined, these groups were nearly 75% of the benchmark performance. High beta (+31.9%) outperformed low beta (+10.7%) dramatically. Finally, Index stocks without a five-year earnings track record returned 59.8%. To sum up, investors were mostly interested in companies without earnings in this speculative year. Small/mid cap stocks with earnings and modest valuations, as well as those in the middle of the ROE barbell, did not participate in the rally.

Examining relative performance requires looking at cash allocation, factor and sector analysis to get the full picture of how the Fund returned 23% and outperformed in an environment which would seem to have been challenging. Our cash exposure averaged just 1.9% during the year, but this still amounted to a meaningful drag. Switching to factor allocation, the Fund was decidedly out of balance with the investor preferences described above during the year. Our exposure to stocks with characteristics such as higher than average cap, lower beta, positive earnings, higher than average returns, and less volatile earnings histories relative to the Index cost us approximately 290 basis points of performance when averaged together. Combining these negative allocation factors would mean that stock selection in the Fund was sharply positive during the year, far beyond our actual outperformance.

Shifting to sector attribution, we saw positive contribution from financials, real estate, information technology, consumer staples, industrials, and materials during the year. Financials outperformed due to strong stock selection in the capital markets industry (MarketAxess Holdings, Artisan Partners), selection and allocation in insurance (Kinsale Capital Group, underweight), and a lack of exposure to poorly performing mortgage REITs. In real estate, the Fund benefited from an underweight position, good performance from CoreSite Realty Corp. (COR), and not owning some of the large detractors in the benchmark. Information technology outperformed the Index in electronic equipment with Zebra Technologies Corp, Class A (ZBRA) and Cognex Corp. (CGNX). Cerence, Inc. (CRNC), Hubspot (HUBS), and EPAM systems (EPAM) also contributed. Consumer staples added to performance on the strength of BJ

AMG GW&K Small/Mid Cap Fund
Portfolio Manager’s Comments (continued)

Wholesale Club, Inc. (BJ +63.9%). The industrials sector got a boost from our holdings of Richie Brothers Auctioneers, Inc. (RBA), Gibraltar Industries, Inc. (ROCK), and Exponent, Inc. (EXPO). And finally, good stock selection in materials with Quaker Chemical Corp. (KWR) and RPM International, Inc. (RPM) helped relative returns.

On the flip side, we lost ground in health care and consumer discretionary. In health care, stock selection and an underweight allocation to biotechnology hurt relative performance (Neurocrine Biosciences -10.8%). The consumer discretionary sector was hurt by the sale of BJ Restaurants (BJRI) near the bottom of the market in March. While the funds were reinvested elsewhere, the impact remains. Cavco Industries, Inc. (CVCO), Polaris, Inc. (PII), and Carter’s, Inc. (CRI) were other laggards that held back performance in this sector for 2020.

Looking forward into 2021 and beyond, we see both strong fundamentals as well as risks to watch. Similar to the covered pot on the stove, it remains to be seen how the experiment will end. We believe the just completed very strong fourth quarter represents the excellent forward prospects investors see for the economy as we emerge from the pandemic in 2021. Consumer net worth is hitting records, inventories are too low, and spending in many parts of the economy (outside of masks and heat lamps) is poised to accelerate. The fundamental strength is naturally augmented by forthcoming fiscal stimulus. The strong fundamentals and wall of liquidity have also encouraged some investors to increase speculative behavior in several areas of the market where long-term opportunity is high but near-term earnings support is non-existent. Will the Fed lift the cover off the pot or lower the heat as the economy accelerates to limit the negative impact of speculative bubbles forming? We acknowledge there are holes we are digging as a country that impact our longer-term growth prospects, as debt climbs and political will appears to be faltering. Finally, markets appear to be assuming best outcomes for vaccine uptake and performance. However, we are very grateful that markets are looking forward to better times. Capital markets would be on the floor convulsing if they were looking backward at 2020. Thankfully, we leave the past year behind. Given the good forward economic and earnings prospects we see, low inflation and interest rates, and current valuations, we believe the U.S. small/mid cap asset class has attractive capital appreciation potential over our 3–5 year time horizon.

The commentary reflects the viewpoints of the portfolio manager, GW&K Investment Management, LLC, and is not intended as a forecast or guarantee of future results.

AMG GW&K Small/Mid Cap Fund
Portfolio Manager’s Comments (continued)

CUMULATIVE TOTAL RETURN PERFORMANCE

AMG GW&K Small/Mid Cap Fund’s cumulative total return is based on the daily change in net asset value (NAV), and assumes that all dividends and distributions were reinvested. The graph compares a hypothetical $10,000 investment made in the AMG GW&K Small/Mid Cap Fund’s Class I shares on June 30, 2015, to a $10,000 investment made in the Russell 2500® Index for the same time period. The graph and table do not reflect the deduction of taxes that a shareholder would pay on a Fund distribution or redemption of shares. The listed returns for the Fund are net of expenses and the returns for the index exclude expenses. Total returns would have been lower had certain expenses not been reduced.

The table below shows the average annual total returns for the AMG GW&K Small/Mid Cap Fund and the Russell 2500® Index for the same time periods ended December 31, 2020.

Average Annual Total Returns[1]	One Year	Five Years	Since Inception	Inception Date
AMG GW&K Small/Mid Cap Fund[2,3,4,5,6,7]
Class N	23.10%	—	13.19%	02/24/17
Class I	23.31%	13.41%	9.85%	06/30/15
Class Z	23.37%	—	13.45%	02/24/17
Russell 2500® Index[8]	19.99%	13.64%	10.76%	06/30/15	†

The performance data shown represents past performance. Past performance is not a guarantee of future results. Current performance may be lower or higher than the performance data quoted. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

Investors should carefully consider the Fund’s investment objectives, risks, charges and expenses before investing. For performance information through the most recent month end, current net asset values per share for the Fund and other information, please call 800.548.4539 or visit our website at amgfunds.com for a free prospectus. Read it carefully before investing or sending money.

Distributed by AMG Distributors, Inc., member FINRA/SIPC.

†	Date reflects the inception date of the Fund, not the index

[1]	Total return equals income yield plus share price change and assumes reinvestment of all dividends and capital gain distributions. Returns are net of fees and may reflect offsets of Fund expenses as described in the prospectus. No adjustment has been made for taxes payable by shareholders on their reinvested dividends and capital gain distributions. Returns for periods greater than one year are annualized. The listed returns on the Fund are net of expenses and based on the published NAV as of December 31, 2020. All returns are in U.S. dollars ($).

[2]	From time to time, the Fund’s advisor has waived its fees and/or absorbed Fund expenses, which has resulted in higher returns.

[3]

The Fund is subject to risks associated with investments in small-capitalization companies, such as erratic earnings patterns, competitive conditions, limited earnings history, and a reliance on one or a limited number of products.

[4]

The Fund is subject to risks associated with investments in mid-capitalization companies such as greater price volatility, lower trading volume, and less liquidity than the stocks of larger, more established companies.

[5]

The Fund invests in growth stocks, which may be more sensitive to market movements because their prices tend to reflect future investor expectations rather than just current profits. Growth stocks may underperform value stocks during given periods.

[6]	The Fund invests in value stocks, which may perform differently from the market as a whole and may be undervalued by the market for a long period of time.

[7]

Market prices of investments held by the Fund may fall rapidly or unpredictably due to a variety of economic or political factors, market conditions, disasters or public health issues, or in response to events that affect particular industries or companies.

[8]

The Russell 2500® Index is composed of the 2,500 smallest stocks in the Russell 3000® Index and is widely regarded in the industry as the premier measure of small/mid cap stock performance. Unlike the Fund, the Russell 2500® Index is unmanaged, is not available for investment and does not incur expenses.

The Russell Indices are trademarks of the London Stock Exchange Group companies.

Not FDIC insured, nor bank guaranteed. May lose value.

AMG GW&K Small/Mid Cap Fund
Fund Snapshots (unaudited)
December 31, 2020

PORTFOLIO BREAKDOWN

Sector	% of Net Assets
Information Technology	18.7
Industrials	15.8
Health Care	15.8
Consumer Discretionary	13.4
Financials	13.1
Real Estate	7.3
Materials	6.8
Consumer Staples	3.3
Utilities	2.5
Energy	1.4
Other Assets Less Liabilities	1.9
TOP TEN HOLDINGS

Security Name	% of Net Assets
HubSpot, Inc.	2.4
Zebra Technologies Corp., Class A	2.3
Lithia Motors, Inc., Class A	2.0
Exponent, Inc.	1.9
Catalent, Inc.	1.9
Cerence, Inc.	1.9
Gibraltar Industries, Inc.	1.8
RPM International, Inc.	1.8
Ingersoll Rand, Inc.	1.8
Acadia Healthcare Co., Inc.	1.7
Top Ten as a Group	19.5

Because a fund’s strategy may result in multiple investments in particular sectors of the economy, its performance may depend on the performance of those sectors and may fluctuate more widely than investments diversified across more sectors. For additional information on these and other risk considerations, please see the Fund’s prospectus.

Any sectors, industries, or securities discussed should not be perceived as investment recommendations. Mention of a specific security should not be considered a recommendation to buy or solicitation to sell that security. Specific securities mentioned in this report may have been sold from the Fund’s portfolio of investments by the time you receive this report.

AMG GW&K Small/Mid Cap Fund
Schedule of Portfolio Investments
December 31, 2020

	Shares	Value
Common Stocks - 98.1%
Consumer Discretionary - 13.4%
Bright Horizons Family Solutions, Inc.*	16,030	$2,773,030
Burlington Stores, Inc.*	14,688	3,841,646
Carter’s, Inc.*	23,580	2,218,171
Cavco Industries, Inc.*	16,232	2,847,904
Dorman Products, Inc.*	34,955	3,034,793
Five Below, Inc.*	19,194	3,358,566
Grand Canyon Education, Inc.*	18,804	1,750,841
Lithia Motors, Inc., Class A1	18,348	5,369,909
Polaris, Inc.*	28,097	2,677,082
Pool Corp.*	7,222	2,690,195
Texas Roadhouse, Inc.*	47,006	3,673,989
Vail Resorts, Inc.[1]	7,550	2,106,148
Total Consumer Discretionary		36,342,274
Consumer Staples - 3.3%
BJ’s Wholesale Club Holdings, Inc.*	102,102	3,806,362
Lancaster Colony Corp.	18,038	3,314,122
Performance Food Group Co.*	39,583	1,884,547
Total Consumer Staples		9,005,031
Energy - 1.4%
Dril-Quip, Inc.*	23,341	691,360
Parsley Energy, Inc., Class A*	227,930	3,236,606
Total Energy		3,927,966
Financials - 13.1%
Artisan Partners Asset Management, Inc., Class A	31,511	1,586,264
Atlantic Union Bankshares Corp.	55,379	1,824,184
Glacier Bancorp, Inc.	46,794	2,152,992
Kemper Corp.*	33,608	2,582,103
Kinsale Capital Group, Inc.*	13,273	2,656,325
MarketAxess Holdings, Inc.	5,633	3,213,964
Pinnacle Financial Partners, Inc.	58,154	3,745,117
Piper Sandler Cos	27,804	2,805,424
Signature Bank	27,182	3,677,453
TCF Financial Corp.	83,234	3,081,323
Voya Financial, Inc.[1]	63,775	3,750,608
Western Alliance Bancorp.	74,177	4,446,911
Total Financials		35,522,668
Health Care - 15.8%
Acadia Healthcare Co., Inc.*	94,123	4,730,622
Bio-Rad Laboratories, Inc., Class A*	8,004	4,665,852
Catalent, Inc.*	48,565	5,054,159
Chemed Corp.	4,835	2,575,169

	Shares	Value
Globus Medical, Inc., Class A*	42,935	$2,800,221
Horizon Therapeutics PLC*	46,885	3,429,638
Integer Holdings Corp.*	27,275	2,214,457
Jazz Pharmaceuticals PLC (Ireland)*	19,673	3,247,029
Molina Healthcare, Inc.*	14,238	3,028,138
Neurocrine Biosciences, Inc.*	32,400	3,105,540
STERIS PLC	18,797	3,562,783
Syneos Health, Inc.*	62,667	4,269,503
Total Health Care		42,683,111
Industrials - 15.8%
Exponent, Inc.	58,293	5,248,119
Federal Signal Corp.	85,445	2,834,211
Gibraltar Industries, Inc.*	69,066	4,968,608
Graco, Inc.	45,191	3,269,569
Hexcel Corp.[1]	52,538	2,547,568
Ingersoll Rand, Inc.*	104,839	4,776,465
Nordson Corp.	20,883	4,196,439
RBC Bearings, Inc.*	24,140	4,322,025
Ritchie Bros. Auctioneers, Inc. (Canada)	65,964	4,587,796
Schneider National, Inc., Class B	77,682	1,608,017
The Toro Co.	46,143	4,376,202
Total Industrials		42,735,019
Information Technology - 18.7%
Booz Allen Hamilton Holding Corp.	48,391	4,218,727
Cerence, Inc.*,1	50,228	5,046,909
Cognex Corp.	44,019	3,534,065
Entegris, Inc.	46,750	4,492,675
Envestnet, Inc.*	26,620	2,190,560
EPAM Systems, Inc.*	11,313	4,054,014
Gartner, Inc.*	22,636	3,626,061
HubSpot, Inc.*	16,525	6,551,171
Power Integrations, Inc.	28,646	2,344,962
Rapid7, Inc.*,1	51,345	4,629,265
Silicon Laboratories, Inc.*	28,941	3,685,347
Zebra Technologies Corp., Class A*	16,143	6,204,239
Total Information Technology		50,577,995
Materials - 6.8%
AptarGroup, Inc.	25,804	3,532,310
Eagle Materials, Inc.	30,006	3,041,108
Element Solutions, Inc.	160,906	2,852,864
Quaker Chemical Corp.*,1	16,862	4,272,662
RPM International, Inc.	52,808	4,793,910
Total Materials		18,492,854

The accompanying notes are an integral part of these financial statements.

AMG GW&K Small/Mid Cap Fund
Schedule of Portfolio Investments (continued)

	Shares	Value
Real Estate - 7.3%
American Campus Communities, Inc., REIT	55,616	$2,378,696
CoreSite Realty Corp., REIT	18,976	2,377,313
Easterly Government Properties, Inc., REIT	149,156	3,378,384
Hudson Pacific Properties, Inc., REIT	97,178	2,334,216
Physicians Realty Trust, REIT	159,271	2,835,024
Summit Hotel Properties, Inc., REIT *	223,731	2,015,816
Sun Communities, Inc., REIT	28,423	4,318,875
Total Real Estate		19,638,324
Utilities - 2.5%
IDACORP, Inc.	33,635	3,229,969

*	Non-income producing security.
[1]	Some of these securities, amounting to $16,713,653 or 6.2% of net assets, were out on loan to various borrowers and are collateralized by various U.S. Treasury Obligations. See Note 4 of Notes to Financial Statements.

	Shares	Value
OGE Energy Corp.	32,864	$1,047,047
Portland General Electric Co.	56,355	2,410,303
Total Utilities		6,687,319
Total Common Stocks
(Cost $193,513,818)		265,612,561
Total Investments - 98.1%
(Cost $193,513,818)		265,612,561
Other Assets, less Liabilities - 1.9%		5,156,733
Net Assets - 100.0%		$270,769,294

REIT   Real Estate Investment Trust

The following table summarizes the inputs used to value the Fund’s investments by the fair value hierarchy levels as of December 31, 2020:

	Level 1	Level 2	Level 3	Total
Investments in Securities
Common Stocks†	$265,612,561	—	—	$265,612,561
Total Investments in Securities	$265,612,561	—	—	$265,612,561

†	All common stocks held in the Fund are Level 1 securities. For a detailed breakout of common stocks by major industry classification, please refer to the Fund’s Schedule of Portfolio Investments.

For the fiscal year ended December 31, 2020, there were no transfers in or out of Level 3.

The accompanying notes are an integral part of these financial statements.

AMG GW&K Small Cap Value Fund
Portfolio Manager’s Comments (unaudited)

For the fiscal year ended December 31, 2020, AMG Managers GW&K Small Cap Value Fund’s (the “Fund”) Class N shares returned 3.29%, compared to a 4.63% return for the Russell 2000 Value® Index.

Effective December 4, 2020, the Fund’s subadviser changed from Skyline Asset Management, L.P. (“Skyline”) to GW&K Investment Management, LLC (“GW&K”). Also effective December 4, 2020, the Fund changed its name to AMG GW&K Small Cap Value Fund, from AMG Managers Skyline Special Equities Fund and changed its investment objective, principal investment strategies, and principal risks

INVESTMENT STRATEGY

GW&K believes quality small cap companies trading at low valuation levels offer attractive opportunities for stock price appreciation over time. Given the tendency of money managers to focus on short-term fundamentals and stock price performance, we believe that a company’s underlying value is often overlooked and not recognized by the market. Through our fundamental research process and proprietary screening, we seek to identify well-managed, undervalued companies with improving fundamental and financial characteristics.

It is our objective to provide shareholders with a fully diversified portfolio of small cap value stocks that participate in rising markets and protects returns when markets decline. We seek to outperform the Russell 2000® Value Index and our small cap value competitors over a full market cycle.

PERFORMANCE

After a steep decline in the first quarter due to market volatility associated with the COVID-19 pandemic, the Fund rebounded with positive performance in the following three quarters and ended the fiscal year with a small positive return. However, the Fund modestly underperformed its benchmark during the period. The Fund’s negative relative performance was primarily driven by stock selection, while sector allocation was a positive. An overweight and strong stock selection in the industrials sector was the top contributor to relative performance. The Fund had notable contributions from TPI Composites Inc. (+138%) and BMC Stock Holdings Inc. (+66%) in the industrials sector. The Fund also benefited from an underweight and strong stock selection in financials. Lack of exposure to the energy sector was also beneficial. On the other side of the ledger, an overweight in information technology helped performance, but was more than offset by weak stock selection in the sector. The Fund’s 5% return within information technology lagged the 27% return for the benchmark and was the top detractor from relative performance. Notable detractors in the sector included Benchmark Electronics (-20%) and Knowles Corp. (-15%). In similar fashion, the Fund’s overweight to the materials sector was beneficial, but the Fund’s -5% return lagged the 20% return for the benchmark. An underweight and weak stock selection in consumer discretionary as well as weak stock selection in the health care sector were other notable detractors.

OUTLOOK

Looking forward into 2021 and beyond, we see both strong fundamentals as well as risks to watch. We believe the just completed very strong fourth quarter represents the excellent forward prospects investors see for the economy as we emerge from the pandemic in 2021. Consumer net worth is hitting records, inventories are too low, and spending in many parts of the economy (outside of masks and heat lamps) are poised to accelerate. The fundamental strength is naturally augmented by forthcoming fiscal stimulus. The strong fundamentals and wall of liquidity have also encouraged some investors to increase speculative behavior in several areas of the market where long-term opportunity is high but near-term earnings support is nonexistent. Will the U.S. Federal Reserve (the Fed) effectively manage monetary policy as the economy accelerates to limit the negative impact of speculative bubbles forming? We acknowledge there are holes we are digging as a country that impact our longer-term growth prospects, as debt climbs and political will appears to be faltering. Finally, markets appear to be assuming best outcomes for vaccine uptake and performance. However, we are very grateful that markets are looking forward to better times. Capital markets would be on the floor convulsing if they were looking backward at 2020. Thankfully, we leave the past year behind. Given the good forward economic and earnings prospects we see, low inflation and interest rates, and current valuations, we believe the U.S. small cap asset class has attractive capital appreciation potential over our 3–5 year time horizon.

This commentary reflects results from Skyline and GW&K, and the viewpoints represent those of the current portfolio manager, GW&K, are not intended as a forecast or guarantee of future results, and are subject to change without notice.

AMG GW&K Small Cap Value Fund Portfolio Manager’s Comments (continued)

CUMULATIVE TOTAL RETURN PERFORMANCE

AMG GW&K Small Cap Value Fund’s cumulative total return is based on the daily change in net asset value (NAV), and assumes that all dividends and distributions were reinvested. The graph compares a hypothetical $10,000 investment made in the AMG GW&K Small Cap Value Fund’s Class N shares on December 31, 2010, to a $10,000 investment made in the Russell 2000® Value Index and Russell 2000® Index for the same time period. The graph and table do not reflect the deduction of taxes that a shareholder would pay on a Fund distribution or redemption of shares. The listed returns for the Fund are net of expenses and the returns for the index exclude expenses. Total returns would have been lower had certain expenses not been reduced.

The table below shows the average annual total returns for the AMG GW&K Small Cap Value Fund and the Russell 2000® Value Index and Russell 2000® Index for the same time periods ended December 31, 2020.

Average Annual Total Returns[1]	One Year	Five Years	Ten Years	Since Inception	Inception Date
AMG GW&K Small Cap Value Fund[2,3,4,5,6,7]
Class N	3.29%	7.19%	9.38%	11.23%	04/23/87
Class I	3.50%	—	—	4.06%	02/24/17
Class Z	3.57%	—	—	4.13%	02/24/17
Russell 2000® Value Index[8]	4.63%	9.65%	8.66%	—	—
Russell 2000® Index[9]	19.96%	13.26%	11.20%	9.30%	04/23/87	†

The performance data shown represents past performance. Past performance is not a guarantee of future results. Current performance may be lower or higher than the performance data quoted. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

Investors should carefully consider the Fund’s investment objectives, risks, charges and expenses before investing. For performance information through the most recent month end, current net asset values per share for the Fund and other information, please call 800.548.4539 or visit our website at amgfunds.com for a free prospectus. Read it carefully before investing or sending money.

Distributed by AMG Distributors, Inc., member FINRA/SIPC.

†	Date reflects the inception date of the Fund, not the index.
[1]	Total return equals income yield plus share price change and assumes reinvestment of all dividends and capital gain distributions. Returns are net of fees and may reflect offsets of Fund expenses as described in the prospectus. No adjustment has been made for taxes payable by shareholders on their reinvested dividends and capital gain distributions. Returns for periods greater than one year are annualized. The listed returns on the Fund are net of expenses and based on the published NAV as of December 31, 2020. All returns are in U.S. dollars ($).

[2]	From time to time, the Fund’s advisor has waived its fees and/or absorbed Fund expenses, which has resulted in higher returns.
[3]	The Fund is subject to risks associated with investments in small-capitalization companies, such as erratic earnings patterns, competitive conditions, limited earnings history and a reliance on one or a limited number of products.
[4]	The Fund is subject to special risk considerations similar to those associated with the direct ownership of real estate. Real estate valuations may be subject to factors such as changing general and local economic, financial, competitive, and environmental conditions.
[5]	Companies that are in similar businesses may be similarly affected by particular economic or market events; to the extent the Fund has substantial holdings within a particular sector, the risks associated with that sector increase.
[6]	Market prices of investments held by the Fund may fall rapidly or unpredictably due to a variety of economic or political factors, market conditions, disasters or public health issues, or in response to events that affect particular industries or companies.
[7]	The Fund invests in value stocks, which may perform differently from the market as a whole and may be undervalued by the market for a long period of time.
[8]	The Russell 2000® Value Index is an unmanaged, market-value weighted, value-oriented index comprised of small stocks that have relatively low price-to-book ratios and lower forecasted growth values. Unlike the Fund, the Russell 2000® Value Index is unmanaged, is not available for investment and does not incur expenses.
[9]	The Russell 2000® Index is composed of the 2000 smallest stocks in the Russell 3000® Index and is widely regarded in the industry as the premier measure of small-cap stock performance. Unlike the Fund, the Russell 2000® Index is unmanaged, is not available for investment and does not incur expenses.

The Russell Indices are trademarks of the London Stock Exchange Group companies.

Not FDIC insured, nor bank guaranteed. May lose value.

AMG GW&K Small Cap Value Fund Fund Snapshots (unaudited) December 31, 2020

PORTFOLIO BREAKDOWN
Sector	% of Net Assets
Financials	29.6
Industrials	17.9
Consumer Discretionary	13.2
Real Estate	9.4
Health Care	6.3
Information Technology	5.9
Materials	5.1
Utilities	4.0
Consumer Staples	2.7
Energy	2.4
Communication Services	2.0
Other Assets Less Liabilities	1.5

TOP TEN HOLDINGS

Security Name	% of Net Assets
Walker & Dunlop, Inc.	2.4
Group 1 Automotive, Inc.	2.3
Gibraltar Industries, Inc.	2.1
Ameris Bancorp	2.1
Piper Sandler Cos	2.0
Gray Television, Inc.	2.0
Schnitzer Steel Industries, Inc., Class A	2.0
Columbus McKinnon Corp.	1.9
Four Corners Property Trust, Inc.	1.9
Tenet Healthcare Corp.	1.9
Top Ten as a Group	20.6

Because a fund’s strategy may result in multiple investments in particular sectors of the economy, its performance may depend on the performance of those sectors and may fluctuate more widely than investments diversified across more sectors. For additional information on these and other risk considerations, please see the Fund’s prospectus.

Any sectors, industries, or securities discussed should not be perceived as investment recommendations. Mention of a specific security should not be considered a recommendation to buy or solicitation to sell that security. Specific securities mentioned in this report may have been sold from the Fund’s portfolio of investments by the time you receive this report.

AMG GW&K Small Cap Value Fund Schedule of Portfolio Investments December 31, 2020

	Shares	Value
Common Stocks - 98.5%
Communication Services - 2.0%
Gray Television, Inc.*	371,527	$6,646,618
Consumer Discretionary - 13.2%
Boot Barn Holdings, Inc.*	98,865	4,286,786
Callaway Golf Co.	222,960	5,353,269
Deckers Outdoor Corp.*	14,996	4,300,553
Denny’s Corp.*	361,881	5,312,413
Group 1 Automotive, Inc.	58,364	7,653,855
Johnson Outdoors, Inc., Class A	45,478	5,122,187
MDC Holdings, Inc.	57,493	2,794,160
Patrick Industries, Inc.	65,139	4,452,251
Stoneridge, Inc.*	177,273	5,358,963
Total Consumer Discretionary		44,634,437
Consumer Staples - 2.7%
BJ’s Wholesale Club Holdings, Inc.*	76,858	2,865,266
Central Garden & Pet Co.*	166,285	6,420,264
Total Consumer Staples		9,285,530
Energy - 2.4%
Matador Resources Co.*	187,222	2,257,897
ProPetro Holding Corp.*	312,165	2,306,900
Renewable Energy Group, Inc.*	24,117	1,707,966
Solaris Oilfield Infrastructure, Inc., Class A	228,829	1,862,668
Total Energy		8,135,431
Financials - 29.6%
Ameris Bancorp	183,803	6,997,380
Atlantic Union Bankshares Corp.	190,853	6,286,698
Cathay General Bancorp	122,505	3,943,436
City Holding Co.	54,368	3,781,294
Community Bank System, Inc.	88,627	5,522,348
Enterprise Financial Services Corp.	105,354	3,682,122
Federal Agricultural Mortgage Corp., Class C	50,061	3,717,029
First Financial Bancorp	198,923	3,487,120
First Interstate BancSystem, Inc., Class A	106,778	4,353,339
Flagstar Bancorp, Inc.	120,322	4,904,325
International Bancshares Corp.	122,236	4,576,516
James River Group Holdings, Ltd. (Bermuda)	80,085	3,936,178
OceanFirst Financial Corp.*	297,427	5,541,065
Pacific Premier Bancorp, Inc.*	201,596	6,316,003
Piper Sandler Cos	66,588	6,718,729
Selective Insurance Group, Inc.	95,639	6,405,900
Stifel Financial Corp.	112,839	5,693,856
Valley National Bancorp	281,187	2,741,573

	Shares	Value
Walker & Dunlop, Inc.	87,525	$8,054,051
WesBanco, Inc.	100,884	3,022,485
Total Financials		99,681,447
Health Care - 6.3%
Covetrus, Inc.*	121,838	3,501,624
Emergent BioSolutions, Inc.*	52,091	4,667,353
Integer Holdings Corp.*	50,073	4,065,427
Supernus Pharmaceuticals, Inc.*	109,236	2,748,378
Tenet Healthcare Corp.*	161,629	6,453,846
Total Health Care		21,436,628
Industrials - 17.9%
Allegiant Travel Co.	20,163	3,815,646
American Woodmark Corp.*	45,637	4,283,032
CBIZ, Inc.*	145,198	3,863,719
Columbus McKinnon Corp.	171,924	6,608,758
Comfort Systems USA, Inc.	60,047	3,162,075
Douglas Dynamics, Inc.	133,680	5,717,494
Federal Signal Corp.	183,052	6,071,835
Gibraltar Industries, Inc.*	98,930	7,117,024
ICF International, Inc.	65,934	4,900,874
Lydall, Inc.*	128,577	3,861,167
Primoris Services Corp.*	134,896	3,724,479
SkyWest, Inc.	93,683	3,776,362
UFP Industries, Inc.	60,512	3,361,442
Total Industrials		60,263,907
Information Technology - 5.9%
American Software, Inc., Class A	155,748	2,674,193
CACI International, Inc., Class A*	23,715	5,912,861
Power Integrations, Inc.	59,635	4,881,721
Silicon Laboratories, Inc.*	26,564	3,382,660
Viavi Solutions, Inc.*	205,619	3,079,145
Total Information Technology		19,930,580
Materials - 5.1%
Minerals Technologies, Inc.	63,038	3,915,921
Orion Engineered Carbons, S.A. (Luxembourg)	206,379	3,537,336
Schnitzer Steel Industries, Inc., Class A	208,111	6,640,822
Worthington Industries, Inc.	58,869	3,022,334
Total Materials		17,116,413
Real Estate - 9.4%
Agree Realty Corp., REIT	72,173	4,805,278
Four Corners Property Trust, Inc., REIT	221,910	6,606,261
Getty Realty Corp., REIT *	182,319	5,021,065
Independence Realty Trust, Inc., REIT	475,073	6,380,231

The accompanying notes are an integral part of these financial statements.

AMG GW&K Small Cap Value Fund Schedule of Portfolio Investments (continued)

	Shares	Value
Real Estate - 9.4% (continued)
Lexington Realty Trust, REIT	253,215	$2,689,143
Summit Hotel Properties, Inc., REIT *	326,672	2,943,315
Xenia Hotels & Resorts, Inc., REIT *	214,404	3,258,941
Total Real Estate		31,704,234
Utilities - 4.0%
IDACORP, Inc.	54,667	5,249,672
NorthWestern Corp.	77,462	4,516,809

*  Non-income producing security.

	Shares	Value
Southwest Gas Holdings, Inc.	59,543	$3,617,237
Total Utilities		13,383,718
Total Common Stocks
(Cost $317,466,452)		332,218,943
Total Investments - 98.5%
(Cost $317,466,452)		332,218,943
Other Assets, less Liabilities - 1.5%		4,920,159
Net Assets - 100.0%		$337,139,102

REIT    Real Estate Investment Trust

The following table summarizes the inputs used to value the Fund’s investments by the fair value hierarchy levels as of December 31, 2020:

	Level 1	Level 2	Level 3	Total
Investments in Securities
Common Stocks†	$332,218,943	—	—	$332,218,943
Total Investments in Securities	$332,218,943	—	—	$332,218,943
†	All common stocks held in the Fund are Level 1 securities. For a detailed breakout of common stocks by major industry classification, please refer to the Fund’s Schedule of Portfolio Investments.

For the fiscal year ended December 31, 2020, there were no transfers in or out of Level 3.

The accompanying notes are an integral part of these financial statements.

Statement of Assets and Liabilities
December 31, 2020

	AMG GW&K Enhanced Core Bond ESG Fund	AMG GW&K High Income Fund	AMG GW&K Municipal Bond Fund	AMG GW&K Municipal Enhanced Yield Fund
Assets:
Investments at value[1] (including securities on loan valued at $2,928,951, $0, $0, and $0, respectively)	$56,083,803	$9,968,697	$1,305,706,754	$322,895,923
Cash	1,195,980	188,062	26,919,653	2,561,917
Receivable for investments sold	—	218,287	—	—
Dividend and interest receivables	410,161	145,696	16,405,207	3,210,811
Securities lending income receivable	1,552	—	—	—
Receivable for Fund shares sold	61,551	76,007	2,006,953	140,945
Receivable from affiliate	14,555	10,197	69,866	25,047
Prepaid expenses and other assets	14,374	6,902	29,507	25,829
Total assets	57,781,976	10,613,848	1,351,137,940	328,860,472
Liabilities:
Payable upon return of securities loaned	2,379,186	—	—	—
Payable for investments purchased	—	258,504	—	—
Payable for delayed delivery investments purchased	—	—	44,435,060	—
Payable for Fund shares repurchased	178,892	1,068	289,754	31,617
Accrued expenses:
Investment advisory and management fees	13,820	3,523	228,285	124,788
Administrative fees	6,910	1,303	165,655	41,596
Distribution fees	3,327	—	3,878	1,040
Shareholder service fees	1,264	1,959	56,891	14,276
Other	52,995	45,633	138,239	63,401
Total liabilities	2,636,394	311,990	45,317,762	276,718

Net Assets	$55,145,582	$10,301,858	$1,305,820,178	$328,583,754
[1] Investments at cost	$53,285,407	$9,978,707	$1,228,525,480	$298,407,906

The accompanying notes are an integral part of these financial statements.

Statement of Assets and Liabilities (continued)

	AMG GW&K Enhanced Core Bond ESG Fund	AMG GW&K High Income Fund	AMG GW&K Municipal Bond Fund	AMG GW&K Municipal Enhanced Yield Fund
Net Assets Represent:
Paid-in capital	$55,768,164	$10,365,725	$1,227,763,665	$303,179,087
Total distributable earnings (loss)	(622,582)	(63,867)	78,056,513	25,404,667
Net Assets	$55,145,582	$10,301,858	$1,305,820,178	$328,583,754

Class N:
Net Assets	$15,793,769	$10,301,858	$18,152,784	$5,015,428
Shares outstanding	1,449,610	463,381	1,458,020	469,258
Net asset value, offering and redemption price per share	$10.90	$22.23	$12.45	$10.69
Class I:
Net Assets	$27,800,094	—	$1,287,667,394	$323,438,655
Shares outstanding	2,542,231	—	102,845,111	31,101,646
Net asset value, offering and redemption price per share	$10.94	—	$12.52	$10.40
Class Z:
Net Assets	$11,551,719	—	—	$129,671
Shares outstanding	1,056,820	—	—	12,471
Net asset value, offering and redemption price per share	$10.93	—	—	$10.40

The accompanying notes are an integral part of these financial statements.

Statement of Assets and Liabilities (continued)

	AMG GW&K Global Allocation Fund	AMG GW&K Small Cap Core Fund	AMG GW&K Small/Mid Cap Fund	AMG GW&K Small Cap Value Fund
Assets:
Investments at value[1] (including securities on loan valued at $8,270,264, $58,647,390, $16,713,653, and $0, respectively)	$151,616,396	$596,484,651	$265,612,561	$332,218,943
Cash	3,924,815	3,899,343	5,907,959	4,076,738
Foreign currency[2]	996,953	—	—	—
Receivable for investments sold	—	4,640,017	614,662	1,914,548
Dividend and interest receivables	384,957	448,690	94,066	448,650
Securities lending income receivable	1,871	5,552	1,002	—
Receivable for Fund shares sold	42,426	858,606	329,544	92,291
Receivable from affiliate	9,364	—	7,836	—
Prepaid expenses and other assets	23,476	17,272	12,185	13,111
Total assets	157,000,258	606,354,131	272,579,815	338,764,281
Liabilities:
Payable upon return of securities loaned	2,576,545	674,281	—	—
Payable for investments purchased	1,199,941	—	1,537,011	—
Payable for Fund shares repurchased	4,924	257,183	52,811	1,182,982
Accrued expenses:
Investment advisory and management fees	76,357	362,903	138,590	250,543
Administrative fees	19,089	75,289	33,530	44,893
Distribution fees	10,730	1,796	46	—
Shareholder service fees	12,351	20,645	8,802	59,412
Other	84,086	73,530	39,731	87,349
Total liabilities	3,984,023	1,465,627	1,810,521	1,625,179

Net Assets	$153,016,235	$604,888,504	$270,769,294	$337,139,102
[1] Investments at cost	$114,964,612	$426,454,827	$193,513,818	$317,466,452
[2] Foreign currency at cost	$983,352	—	—	—

The accompanying notes are an integral part of these financial statements.

Statement of Assets and Liabilities (continued)

	AMG GW&K Global Allocation Fund	AMG GW&K Small Cap Core Fund	AMG GW&K Small/Mid Cap Fund	AMG GW&K Small Cap Value Fund
Net Assets Represent:
Paid-in capital	$117,669,185	$423,787,511	$196,369,358	$318,179,443
Total distributable earnings	35,347,050	181,100,993	74,399,936	18,959,659
Net Assets	$153,016,235	$604,888,504	$270,769,294	$337,139,102

Class N:
Net Assets	$51,414,521	$8,667,249	$223,853	$243,654,912
Shares outstanding	2,636,969	289,157	13,958	9,120,604
Net asset value, offering and redemption price per share	$19.50	$29.97	$16.04	$26.71
Class I:
Net Assets	$97,868,989	$470,373,466	$165,840,431	$83,003,254
Shares outstanding	4,965,221	15,368,627	10,327,396	3,098,650
Net asset value, offering and redemption price per share	$19.71	$30.61	$16.06	$26.79
Class Z:
Net Assets	$3,732,725	$125,847,789	$104,705,010	$10,480,936
Shares outstanding	189,408	4,111,282	6,513,820	392,205
Net asset value, offering and redemption price per share	$19.71	$30.61	$16.07	$26.72

The accompanying notes are an integral part of these financial statements.

Statement of Operations
For the fiscal year ended December 31, 2020

	AMG GW&K Enhanced Core Bond ESG Fund	AMG GW&K High Income Fund	AMG GW&K Municipal Bond Fund	AMG GW&K Municipal Enhanced Yield Fund
Investment Income:
Dividend income	$2,337	$787	$67,066	$41,742
Interest income	1,063,182	293,490	22,668,922	9,518,279
Securities lending income	8,317	321	—	—
Foreign withholding tax	—	(1,452)	—	—
Total investment income	1,073,836	293,146	22,735,988	9,560,021
Expenses:
Investment advisory and management fees	124,241	49,607	2,407,999	1,363,263
Administrative fees	62,120	13,871	1,740,374	454,421
Distribution fees - Class N	36,581	—	47,565	20,322
Shareholder servicing fees - Class N	—	1,958	23,087	12,192
Shareholder servicing fees - Class I	11,118	—	570,612	147,349
Professional fees	50,966	44,829	105,564	55,667
Registration fees	50,035	19,699	87,308	61,044
Custodian fees	18,993	21,194	85,963	35,512
Reports to shareholders	16,937	3,135	43,769	12,148
Transfer agent fees	3,982	1,051	41,105	10,887
Trustee fees and expenses	3,793	840	107,114	27,880
Miscellaneous	3,514	1,165	31,155	9,878
Total expenses before offsets	382,280	157,349	5,291,615	2,210,563
Expense reimbursements	(135,792)	(75,430)	(704,935)	(242,883)
Net expenses	246,488	81,919	4,586,680	1,967,680

Net investment income	827,348	211,227	18,149,308	7,592,341
Net Realized and Unrealized Gain:
Net realized gain on investments	851,301	838,877	4,459,854	3,972,374
Net realized gain on forwards contracts	—	134,979	—	—
Net realized gain on futures contracts	—	34,964	—	—
Net realized loss on foreign currency transactions	—	(13,582)	—	—
Net change in unrealized appreciation/depreciation on investments	1,758,021	(182,406)	30,387,730	8,743,902
Net change in unrealized appreciation/depreciation on forwards contracts	—	10,553	—	—
Net change in unrealized appreciation/depreciation on futures contracts	—	4,541	—	—
Net change in unrealized appreciation/depreciation on foreign currency translations	—	(2,382)	—	—
Net realized and unrealized gain	2,609,322	825,544	34,847,584	12,716,276

Net increase in net assets resulting from operations	$3,436,670	$1,036,771	$52,996,892	$20,308,617

The accompanying notes are an integral part of these financial statements.

Statement of Operations (continued)

	AMG GW&K Global Allocation Fund	AMG GW&K Small Cap Core Fund	AMG GW&K Small/Mid Cap Fund	AMG GW&K Small Cap Value Fund
Investment Income:
Dividend income	$1,471,878	$5,284,158	$2,114,205	$5,027,463
Interest income	1,388,846	270	—	195
Securities lending income	20,161	91,998	16,067	34,569
Foreign withholding tax	(36,702)	(23,275)	(7,884)	(13,365)
Total investment income	2,844,183	5,353,151	2,122,388	5,048,862
Expenses:
Investment advisory and management fees	1,020,236	3,249,852	1,322,175	2,541,225
Administrative fees	255,059	696,397	309,120	523,827
Distribution fees - Class N	127,668	19,971	430	—
Shareholder servicing fees - Class N	—	11,983	27	621,004
Shareholder servicing fees - Class I	113,974	177,432	102,418	62,275
Custodian fees	84,528	45,279	28,405	38,143
Registration fees	59,064	59,775	34,419	60,310
Professional fees	53,664	57,915	44,934	51,517
Reports to shareholders	52,591	22,089	10,482	58,582
Trustee fees and expenses	46,866	41,256	18,573	28,957
Transfer agent fees	18,732	20,435	7,272	32,762
Miscellaneous	13,135	14,584	7,488	16,975
Total expenses before offsets	1,845,517	4,416,968	1,885,743	4,035,577
Expense reimbursements	(203,900)	(29,131)	(48,533)	(144,468)
Expense reductions	(4,875)	(36,922)	(10,121)	—
Net expenses	1,636,742	4,350,915	1,827,089	3,891,109

Net investment income	1,207,441	1,002,236	295,299	1,157,753
Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on investments	(948,464)	29,838,323	4,655,713	106,326,548
Net realized loss on foreign currency transactions	(22,604)	—	—	—
Net change in unrealized appreciation/depreciation on investments	15,219,388	72,950,806	45,255,119	(122,030,123)
Net change in unrealized appreciation/depreciation on foreign currency translations	13,723	—	—	—
Net realized and unrealized gain (loss)	14,262,043	102,789,129	49,910,832	(15,703,575)

Net increase (decrease) in net assets resulting from operations	$15,469,484	$103,791,365	$50,206,131	$ (14,545,822)

The accompanying notes are an integral part of these financial statements.

Statements of Changes in Net Assets
For the fiscal years ended December 31,

	AMG GW&K Enhanced Core Bond ESG Fund		AMG GW&K High Income Fund		AMG GW&K Municipal Bond Fund
	2020	2019	2020	2019	2020	2019
Increase in Net Assets Resulting From Operations:
Net investment income	$827,348	$912,976	$211,227	$261,207	$18,149,308	$18,764,133
Net realized gain (loss) on investments	851,301	404,962	995,238	(352,820)	4,459,854	5,823,265
Net change in unrealized appreciation/depreciation on investments	1,758,021	2,227,923	(169,694)	809,506	30,387,730	47,803,351
Net increase in net assets resulting from operations	3,436,670	3,545,861	1,036,771	717,893	52,996,892	72,390,749
Distributions to Shareholders:
Class N	(270,732)	(379,255)	(825,025)	(29,806)	(291,376)	(308,006)
Class I	(319,421)	(192,619)	—	—	(21,463,147)	(18,444,080)
Class C1	—	(16,702)	—	—	—	—
Class Z	(225,439)	(338,179)	—	—	—	—
Total distributions to shareholders	(815,592)	(926,755)	(825,025)	(29,806)	(21,754,523)	(18,752,086)
Capital Share Transactions:[2]
Net increase (decrease) from capital share transactions	19,163,432	(5,633,199)	452,271	(1,415,728)	241,352,504	21,588,783

Total increase (decrease) in net assets	21,784,510	(3,014,093)	664,017	(727,641)	272,594,873	75,227,446
Net Assets:
Beginning of year	33,361,072	36,375,165	9,637,841	10,365,482	1,033,225,305	957,997,859
End of year	$55,145,582	$33,361,072	$10,301,858	$9,637,841	$1,305,820,178	$1,033,225,305

[1]	Effective May 31, 2019, Class C shares were converted into Class N shares.

[2]	See Note 1(g) of the Notes to Financial Statements.

The accompanying notes are an integral part of these financial statements.

Statements of Changes in Net Assets (continued)
For the fiscal years ended December 31,

	AMG GW&K Municipal Enhanced Yield Fund		AMG GW&K Global Allocation Fund		AMG GW&K Small Cap Core Fund
	2020	2019	2020	2019	2020	2019
Increase in Net Assets Resulting From Operations:
Net investment income	$7,592,341	$7,164,664	$1,207,441	$4,245,714	$1,002,236	$851,757
Net realized gain (loss) on investments	3,972,374	2,874,832	(971,068)	13,203,990	29,838,323	22,218,128
Net change in unrealized appreciation/depreciation on investments	8,743,902	15,319,807	15,233,111	23,461,975	72,950,806	92,751,979
Net increase in net assets resulting from operations	20,308,617	25,359,303	15,469,484	40,911,679	103,791,365	115,821,864
Distributions to Shareholders:
From net investment income and/or realized gain on investments:
Class N	(230,199)	(199,815)	(1,802,668)	(4,102,350)	(206,153)	(519,512)
Class I	(11,227,601)	(8,694,071)	(4,171,934)	(10,291,326)	(11,703,788)	(17,342,704)
Class Z	(4,636)	(4,178)	(215,224)	(493,265)	(3,120,957)	(5,682,701)
From paid-in capital:
Class N	—	—	(11,312)	—	—	—
Class I	—	—	(26,180)	—	—	—
Class Z	—	—	(1,351)	—	—	—
Total distributions to shareholders	(11,462,436)	(8,898,064)	(6,228,669)	(14,886,941)	(15,030,898)	(23,544,917)
Capital Share Transactions:[1]
Net increase (decrease) from capital share transactions	40,667,096	51,350,874	(107,931,884)	(24,570,919)	64,165,490	(49,229,890)

Total increase (decrease) in net assets	49,513,277	67,812,113	(98,691,069)	1,453,819	152,925,957	43,047,057
Net Assets:
Beginning of year	279,070,477	211,258,364	251,707,304	250,253,485	451,962,547	408,915,490
End of year	$328,583,754	$279,070,477	$153,016,235	$251,707,304	$604,888,504	$451,962,547

[1]	See Note 1(g) of the Notes to Financial Statements.

The accompanying notes are an integral part of these financial statements.

Statements of Changes in Net Assets (continued)
For the fiscal years ended December 31,

	AMG GW&K Small/Mid Cap Fund		AMG GW&K Small Cap Value Fund
	2020	2019	2020	2019
Increase (Decrease) in Net Assets Resulting From Operations:
Net investment income	$295,299	$362,287	$1,157,753	$1,391,142
Net realized gain (loss) on investments	4,655,713	(1,633,170)	106,326,548	74,784,563
Net change in unrealized appreciation/depreciation on investments	45,255,119	42,609,178	(122,030,123)	94,756,214
Net increase (decrease) in net assets resulting from operations	50,206,131	41,338,295	(14,545,822)	170,931,919
Distributions to Shareholders:
Class N	—	(280)	(78,448,514)	(24,262,547)
Class I	(194,295)	(248,675)	(32,924,631)	(8,703,483)
Class Z	(187,001)	(316,750)	(3,178,095)	(789,359)
Total distributions to shareholders	(381,296)	(565,705)	(114,551,240)	(33,755,389)
Capital Share Transactions:[1]
Net increase (decrease) from capital share transactions	22,104,665	38,228,007	(27,451,765)	(392,753,505)

Total increase (decrease) in net assets	71,929,500	79,000,597	(156,548,827)	(255,576,975)
Net Assets:
Beginning of year	198,839,794	119,839,197	493,687,929	749,264,904
End of year	$270,769,294	$198,839,794	$337,139,102	$493,687,929

[1]	See Note 1(g) of the Notes to Financial Statements.

The accompanying notes are an integral part of these financial statements.

AMG GW&K Enhanced Core Bond ESG Fund
Financial Highlights
For a share outstanding throughout each fiscal year

	For the fiscal years ended December 31,
Class N	2020	2019	2018	2017	2016[1]
Net Asset Value, Beginning of Year	$10.15	$9.43	$9.81	$9.67	$9.58
Income (loss) from Investment Operations:
Net investment income[2,3]	0.20	0.24	0.23	0.21	0.22
Net realized and unrealized gain (loss) on investments	0.75	0.73	(0.38)	0.15	0.09
Total income (loss) from investment operations	0.95	0.97	(0.15)	0.36	0.31
Less Distributions to Shareholders from:
Net investment income	(0.20)	(0.25)	(0.23)	(0.22)	(0.22)
Net Asset Value, End of Year	$10.90	$10.15	$9.43	$9.81	$9.67
Total Return[3]	9.41%[4]	10.35%[4]	(1.48)%[4]	3.76%[4]	3.26%
Ratio of net expenses to average net assets	0.73%	0.73%	0.73%	0.75%	0.84%
Ratio of gross expenses to average net assets[5]	1.06%	1.16%	0.99%	1.04%	1.05%
Ratio of net investment income to average net assets[3]	1.86%	2.43%	2.45%	2.19%	2.27%
Portfolio turnover	101%	71%	26%	39%	88%
Net assets end of year (000’s) omitted	$15,794	$14,779	$12,884	$16,027	$16,115

AMG GW&K Enhanced Core Bond ESG Fund
Financial Highlights
For a share outstanding throughout each fiscal year

	For the fiscal years ended December 31,
Class I	2020	2019	2018	2017[6]	2016[1]
Net Asset Value, Beginning of Year	$10.19	$9.47	$9.85	$9.70	$9.62
Income (loss) from Investment Operations:
Net investment income[2,3]	0.22	0.26	0.25	0.23	0.24
Net realized and unrealized gain (loss) on investments	0.75	0.73	(0.38)	0.16	0.08
Total income (loss) from investment operations	0.97	0.99	(0.13)	0.39	0.32
Less Distributions to Shareholders from:
Net investment income	(0.22)	(0.27)	(0.25)	(0.24)	(0.24)
Net Asset Value, End of Year	$10.94	$10.19	$9.47	$9.85	$9.70
Total Return[3,4]	9.57%	10.51%	(1.27)%	4.03%	3.31%
Ratio of net expenses to average net assets	0.55%	0.55%	0.54%	0.61%	0.69%
Ratio of gross expenses to average net assets[5]	0.88%	0.98%	0.80%	0.90%	0.90%
Ratio of net investment income to average net assets[3]	2.04%	2.62%	2.64%	2.32%	2.39%
Portfolio turnover	101%	71%	26%	39%	88%
Net assets end of year (000’s) omitted	$27,800	$8,502	$5,967	$6,864	$37,952

AMG GW&K Enhanced Core Bond ESG Fund
Financial Highlights
For a share outstanding throughout each fiscal year

	For the fiscal years ended December 31,
Class Z	2020	2019	2018	2017[6]	2016[1]
Net Asset Value, Beginning of Year	$10.18	$9.46	$9.84	$9.70	$9.61
Income (loss) from Investment Operations:
Net investment income[2,3]	0.22	0.27	0.26	0.24	0.25
Net realized and unrealized gain (loss) on investments	0.75	0.72	(0.38)	0.15	0.09
Total income (loss) from investment operations	0.97	0.99	(0.12)	0.39	0.34
Less Distributions to Shareholders from:
Net investment income	(0.22)	(0.27)	(0.26)	(0.25)	(0.25)
Net Asset Value, End of Year	$10.93	$10.18	$9.46	$9.84	$9.70
Total Return[3,4]	9.65%	10.59%	(1.23)%	4.01%	3.52%
Ratio of net expenses to average net assets	0.48%	0.48%	0.48%	0.50%	0.59%
Ratio of gross expenses to average net assets[5]	0.81%	0.91%	0.74%	0.79%	0.80%
Ratio of net investment income to average net assets[3]	2.11%	2.72%	2.70%	2.43%	2.51%
Portfolio turnover	101%	71%	26%	39%	88%
Net assets end of year (000’s) omitted	$11,552	$10,080	$15,254	$21,271	$51,357
[1]	Effective October 1, 2016, the Investor Class, Service Class and Institutional Class were renamed Class N, Class S and Class I, respectively.
[2]	Per share numbers have been calculated using average shares.
[3]	Total returns and net investment income would have been lower had certain expenses not been offset.
[4]	The total return is calculated using the published Net Asset Value as of fiscal year end.
[5]	Excludes the impact of expense reimbursement or fee waivers and expense reductions such as brokerage credits, but includes expense repayments and non-reimbursable expenses, if any, such as interest, taxes, and extraordinary expenses. (See Note 1(c) and 2 in the Notes to Financial Statements.)
[6]	Effective February 27, 2017, Class I shares were renamed Class Z and Class S shares were renamed Class I.

AMG GW&K High Income Fund
Financial Highlights
For a share outstanding throughout each fiscal year

	For the fiscal years ended December 31,
Class N	2020	2019	2018	2017[1]	2016[2]
Net Asset Value, Beginning of Year	$21.52	$20.04	$21.06	$19.05	$18.18
Income (loss) from Investment Operations:
Net investment income[3,4]	0.51	0.57	0.69	0.75	0.72
Net realized and unrealized gain (loss) on investments	2.09	0.98	(1.57)	1.26	0.15
Total income (loss) from investment operations	2.60	1.55	(0.88)	2.01	0.87
Less Distributions to Shareholders from:
Net investment income	(0.48)	(0.07)	(0.14)	—	—
Net realized gain on investments	(1.41)	—	—	—	—
Total distributions to shareholders	(1.89)	(0.07)	(0.14)	—	—
Net Asset Value, End of Year	$22.23	$21.52	$20.04	$21.06	$19.05
Total Return[4,5]	12.16%	7.67%	(4.18)%	10.55%	4.79%
Ratio of net expenses to average net assets	0.89%	0.89%	0.89%	0.89%	0.89%
Ratio of gross expenses to average net assets[6]	1.70%	1.87%	1.52%	1.39%	1.46%
Ratio of net investment income to average net assets[4]	2.28%	2.70%	3.34%	3.71%	3.75%
Portfolio turnover	157%	52%	60%	55%	34%
Net assets end of year (000’s) omitted	$10,302	$9,638	$10,365	$14,074	$15,434
[1]	Effective February 27, 2017, Class S was renamed Class N.
[2]	Effective October 1, 2016, the shares were reclassified and redesignated as Class S shares.
[3]	Per share numbers have been calculated using average shares.
[4]	Total returns and net investment income would have been lower had certain expenses not been offset.
[5]	The total return is calculated using the published Net Asset Value as of fiscal year end.
[6]	Excludes the impact of expense reimbursement or fee waivers and expense reductions such as brokerage credits, but includes expense repayments and non-reimbursable expenses, if any, such as interest, taxes, and extraordinary expenses. (See Note 1(c) and 2 in the Notes to Financial Statements.)

AMG GW&K Municipal Bond Fund
Financial Highlights
For a share outstanding throughout each fiscal year

	For the fiscal years ended December 31,
Class N	2020	2019	2018	2017	2016[1]
Net Asset Value, Beginning of Year	$12.12	$11.48	$11.60	$11.25	$11.70
Income (loss) from Investment Operations:
Net investment income[2,3]	0.15	0.19	0.17	0.15	0.13
Net realized and unrealized gain (loss) on investments	0.33	0.64	(0.11)	0.36	(0.25)
Total income (loss) from investment operations	0.48	0.83	0.06	0.51	(0.12)
Less Distributions to Shareholders from:
Net investment income	(0.15)	(0.19)	(0.18)	(0.15)	(0.12)
Net realized gain on investments	—	—	(0.00)[4]	(0.01)	(0.21)
Total distributions to shareholders	(0.15)	(0.19)	(0.18)	(0.16)	(0.33)
Net Asset Value, End of Year	$12.45	$12.12	$11.48	$11.60	$11.25
Total Return[3,5]	4.31%	7.29%	0.54%	4.58%	(1.05)%
Ratio of net expenses to average net assets	0.71%	0.71%	0.71%	0.71%	0.71%
Ratio of gross expenses to average net assets[6]	0.77%	0.78%	0.77%	0.78%	0.95%
Ratio of net investment income to average net assets[3]	1.25%	1.59%	1.53%	1.31%	1.08%
Portfolio turnover	17%	18%	35%	27%	66%
Net assets end of year (000’s) omitted	$18,153	$18,711	$17,445	$29,513	$31,406

AMG GW&K Municipal Bond Fund
Financial Highlights
For a share outstanding throughout each fiscal year

	For the fiscal years ended December 31,
Class I	2020	2019	2018	2017[7]	2016[1]
Net Asset Value, Beginning of Year	$12.18	$11.54	$11.66	$11.31	$11.77
Income (loss) from Investment Operations:
Net investment income[2,3]	0.19	0.23	0.21	0.19	0.17
Net realized and unrealized gain (loss) on investments	0.34	0.64	(0.12)	0.36	(0.25)
Total income (loss) from investment operations	0.53	0.87	0.09	0.55	(0.08)
Less Distributions to Shareholders from:
Net investment income	(0.19)	(0.23)	(0.21)	(0.19)	(0.17)
Net realized gain on investments	—	—	(0.00)[4]	(0.01)	(0.21)
Total distributions to shareholders	(0.19)	(0.23)	(0.21)	(0.20)	(0.38)
Net Asset Value, End of Year	$12.52	$12.18	$11.54	$11.66	$11.31
Total Return[3,5]	4.70%	7.58%	0.87%	4.90%	(0.70)%
Ratio of net expenses to average net assets	0.39%	0.39%	0.39%	0.37%	0.34%
Ratio of gross expenses to average net assets[6]	0.45%	0.46%	0.45%	0.45%	0.58%
Ratio of net investment income to average net assets[3]	1.57%	1.91%	1.85%	1.64%	1.45%
Portfolio turnover	17%	18%	35%	27%	66%
Net assets end of year (000’s) omitted	$1,287,667	$1,014,514	$940,553	$1,045,399	$728,365

[1]	Effective October 1, 2016, the Investor Class, Service Class and Institutional Class were renamed Class N, Class S and Class I, respectively.
[2]	Per share numbers have been calculated using average shares.
[3]	Total returns and net investment income would have been lower had certain expenses not been offset.
[4]	Less than $(0.005) per share.
[5]	The total return is calculated using the published Net Asset Value as of fiscal year end.
[6]	Excludes the impact of expense reimbursement or fee waivers and expense reductions such as brokerage credits, but includes expense repayments and non-reimbursable expenses, if any, such as interest, taxes, and extraordinary expenses. (See Note 1(c) and 2 in the Notes to Financial Statements.)
[7]	Effective June 23, 2017, Class S shares were converted to Class I shares.

AMG GW&K Municipal Enhanced Yield Fund
Financial Highlights
For a share outstanding throughout each fiscal year

	For the fiscal years ended December 31,
Class N	2020	2019	2018	2017	2016[1]
Net Asset Value, Beginning of Year	$10.42	$9.69	$10.02	$9.40	$10.08
Income (loss) from Investment Operations:
Net investment income[2,3]	0.23	0.26	0.27	0.26	0.25
Net realized and unrealized gain (loss) on investments	0.37	0.78	(0.33)	0.62	(0.23)
Total income (loss) from investment operations	0.60	1.04	(0.06)	0.88	0.02
Less Distributions to Shareholders from:
Net investment income	(0.21)	(0.25)	(0.15)	(0.26)	(0.25)
Net realized gain on investments	(0.12)	(0.06)	—	—	(0.45)
Paid in capital	—	—	(0.12)	—	—
Total distributions to shareholders	(0.33)	(0.31)	(0.27)	(0.26)	(0.70)
Net Asset Value, End of Year	$10.69	$10.42	$9.69	$10.02	$9.40
Total Return[3,4]	5.95%	10.92%	(0.55)%	9.51%	0.10%
Ratio of net expenses to average net assets	0.99%	0.99%	0.99%	1.01%	1.14%
Ratio of gross expenses to average net assets[5]	1.07%	1.08%	1.08%	1.11%	1.30%
Ratio of net investment income to average net assets[3]	2.17%	2.56%	2.79%	2.67%	2.38%
Portfolio turnover	81%	40%	89%	67%	172%
Net assets end of year (000’s) omitted	$5,015	$5,722	$7,283	$8,828	$4,184

AMG GW&K Municipal Enhanced Yield Fund
Financial Highlights
For a share outstanding throughout each fiscal year

	For the fiscal years ended December 31,
Class I	2020	2019	2018	2017[6]	2016[1]
Net Asset Value, Beginning of Year	$10.15	$9.45	$10.01	$9.40	$10.07
Income (loss) from Investment Operations:
Net investment income[2,3]	0.25	0.29	0.31	0.30	0.30
Net realized and unrealized gain (loss) on investments	0.37	0.76	(0.32)	0.61	(0.22)
Total income (loss) from investment operations	0.62	1.05	(0.01)	0.91	0.08
Less Distributions to Shareholders from:
Net investment income	(0.25)	(0.29)	(0.31)	(0.30)	(0.30)
Net realized gain on investments	(0.12)	(0.06)	—	—	(0.45)
Paid in capital	—	—	(0.24)	—	—
Total distributions to shareholders	(0.37)	(0.35)	(0.55)	(0.30)	(0.75)
Net Asset Value, End of Year	$10.40	$10.15	$9.45	$10.01	$9.40
Total Return[3,4]	6.31%	11.28%	(0.07)%	9.79%	0.70%
Ratio of net expenses to average net assets	0.64%	0.64%	0.64%	0.64%	0.64%
Ratio of gross expenses to average net assets[5]	0.72%	0.73%	0.73%	0.74%	0.80%
Ratio of net investment income to average net assets[3]	2.52%	2.91%	3.14%	3.05%	2.89%
Portfolio turnover	81%	40%	89%	67%	172%
Net assets end of year (000’s) omitted	$323,439	$273,228	$203,867	$226,638	$195,193

AMG GW&K Municipal Enhanced Yield Fund
Financial Highlights
For a share outstanding throughout each fiscal period

	For the fiscal years ended December 31,			For the fiscal period ended December 31,
Class Z	2020	2019	2018	2017[7]
Net Asset Value, Beginning of Period	$10.15	$9.44	$10.01	$9.49
Income (loss) from Investment Operations:
Net investment income[2,3]	0.26	0.30	0.31	0.25
Net realized and unrealized gain (loss) on investments	0.37	0.76	(0.32)	0.52
Total income (loss) from investment operations	0.63	1.06	(0.01)	0.77
Less Distributions to Shareholders from:
Net investment income	(0.26)	(0.29)	(0.32)	(0.25)
Net realized gain on investments	(0.12)	(0.06)	—	—
Paid in capital	—	—	(0.24)	—
Total distributions to shareholders	(0.38)	(0.35)	(0.56)	(0.25)
Net Asset Value, End of Period	$10.40	$10.15	$9.44	$10.01
Total Return[3,4]	6.37%	11.45%	(0.09)%	8.23%[8]
Ratio of net expenses to average net assets	0.59%	0.59%	0.59%	0.59%[9]
Ratio of gross expenses to average net assets[5]	0.67%	0.68%	0.68%	0.69%[9]
Ratio of net investment income to average net assets[3]	2.57%	2.96%	3.19%	3.07%[9]
Portfolio turnover	81%	40%	89%	67%
Net assets end of period (000’s) omitted	$130	$120	$108	$108
[1]	Effective October 1, 2016, the Investor Class, Service Class and Institutional Class were renamed Class N, Class S and Class I, respectively.
[2]	Per share numbers have been calculated using average shares.
[3]	Total returns and net investment income would have been lower had certain expenses not been offset.
[4]	The total return is calculated using the published Net Asset Value as of fiscal year end.
[5]	Excludes the impact of expense reimbursement or fee waivers and expense reductions such as brokerage credits, but includes expense repayments and non-reimbursable expenses, if any, such as interest, taxes, and extraordinary expenses. (See Note 1(c) and 2 in the Notes to Financial Statements.)
[6]	Effective June 23, 2017, Class S shares were converted to Class I shares.
[7]	Commencement of operations was February 27, 2017.
[8]	Not annualized.
[9]	Annualized.

AMG GW&K Global Allocation Fund
Financial Highlights
For a share outstanding throughout each fiscal year

	For the fiscal years ended December 31,
Class N	2020	2019	2018	2017	2016[1]
Net Asset Value, Beginning of Year	$17.04	$15.45	$17.03	$15.45	$14.92
Income (loss) from Investment Operations:
Net investment income[2,3]	0.10	0.25	0.18	0.10	0.14 [4]
Net realized and unrealized gain (loss) on investments	2.93	2.35	(0.67)	2.30	0.54
Total income (loss) from investment operations	3.03	2.60	(0.49)	2.40	0.68
Less Distributions to Shareholders from:
Net investment income	(0.09)	(0.27)	(0.16)	(0.11)	(0.14)
Net realized gain on investments	(0.48)	(0.74)	(0.93)	(0.71)	(0.01)
Paid in capital	(0.00)[5]	—	—	—	—
Total distributions to shareholders	(0.57)	(1.01)	(1.09)	(0.82)	(0.15)
Net Asset Value, End of Year	$19.50	$17.04	$15.45	$17.03	$15.45
Total Return[3,6]	18.92%	16.96%	(2.89)%	15.54%	4.59%
Ratio of net expenses to average net assets[7]	1.07%	1.08%	1.08%	1.09%	1.08%
Ratio of gross expenses to average net assets[8]	1.19%	1.16%	1.15%	1.14%	1.25%
Ratio of net investment income to average net assets[3]	0.60%	1.51%	1.02%	0.63%	0.94%
Portfolio turnover	156%	123%	80%	75%	119%
Net assets end of year (000’s) omitted	$51,415	$69,774	$75,271	$74,315	$92,502

AMG GW&K Global Allocation Fund
Financial Highlights
For a share outstanding throughout each fiscal year

	For the fiscal years ended December 31,
Class I	2020	2019	2018	2017	2016[1]
Net Asset Value, Beginning of Year	$17.22	$15.60	$17.19	$15.59	$15.05
Income (loss) from Investment Operations:
Net investment income[2,3]	0.13	0.28	0.21	0.13	0.17 [4]
Net realized and unrealized gain (loss) on investments	2.95	2.38	(0.68)	2.31	0.54
Total income (loss) from investment operations	3.08	2.66	(0.47)	2.44	0.71
Less Distributions to Shareholders from:
Net investment income	(0.11)	(0.30)	(0.19)	(0.13)	(0.16)
Net realized gain on investments	(0.48)	(0.74)	(0.93)	(0.71)	(0.01)
Paid in capital	(0.00)[5]	—	—	—	—
Total distributions to shareholders	(0.59)	(1.04)	(1.12)	(0.84)	(0.17)
Net Asset Value, End of Year	$19.71	$17.22	$15.60	$17.19	$15.59
Total Return[3,6]	19.08%	17.17%	(2.77)%	15.71%	4.79%
Ratio of net expenses to average net assets[7]	0.92%	0.93%	0.92%	0.94%	0.93%
Ratio of gross expenses to average net assets[8]	1.04%	1.01%	0.99%	0.99%	1.10%
Ratio of net investment income to average net assets[3]	0.75%	1.66%	1.18%	0.78%	1.09%
Portfolio turnover	156%	123%	80%	75%	119%
Net assets end of year (000’s) omitted	$97,869	$173,575	$166,554	$114,913	$75,890

AMG GW&K Global Allocation Fund
Financial Highlights
For a share outstanding throughout each fiscal year

	For the fiscal years ended December 31,
Class Z	2020	2019	2018	2017	2016[1]
Net Asset Value, Beginning of Year	$17.21	$15.60	$17.19	$15.58	$15.05
Income (loss) from Investment Operations:
Net investment income[2,3]	0.14	0.30	0.22	0.15	0.18 [4]
Net realized and unrealized gain (loss) on investments	2.97	2.37	(0.67)	2.32	0.54
Total income (loss) from investment operations	3.11	2.67	(0.45)	2.47	0.72
Less Distributions to Shareholders from:
Net investment income	(0.13)	(0.32)	(0.21)	(0.15)	(0.18)
Net realized gain on investments	(0.48)	(0.74)	(0.93)	(0.71)	(0.01)
Paid in capital	(0.00)[5]	—	—	—	—
Total distributions to shareholders	(0.61)	(1.06)	(1.14)	(0.86)	(0.19)
Net Asset Value, End of Year	$19.71	$17.21	$15.60	$17.19	$15.58
Total Return[3,6]	19.28%	17.21%	(2.68)%	15.90%	4.82%
Ratio of net expenses to average net assets[7]	0.82%	0.83%	0.83%	0.84%	0.83%
Ratio of gross expenses to average net assets[8]	0.94%	0.91%	0.90%	0.89%	1.00%
Ratio of net investment income to average net assets[3]	0.85%	1.76%	1.27%	0.88%	1.20%
Portfolio turnover	156%	123%	80%	75%	119%
Net assets end of year (000’s) omitted	$3,733	$8,358	$8,429	$7,060	$5,796

[1]	Effective October 1, 2016, the Investor Class, Service Class and Institutional Class were renamed Class N, Class I and Class Z, respectively.

[2]	Per share numbers have been calculated using average shares.

[3]	Total returns and net investment income would have been lower had certain expenses not been offset.

[4]	Includes non-recurring dividends. Without these dividends, net investment income per share would have been $0.12, $0.15, and $0.16 for Class N, Class I, and Class Z shares, respectively.

[5]	Less than $0.005 per share.

[6]	The total return is calculated using the published Net Asset Value as of fiscal year end.

[7]	Includes reduction from broker recapture amounting to less than 0.01% for the fiscal year ended December 31, 2020, 0.01% for the fiscal years ended December 31, 2019 and 2018, less than 0.01%, 0.01% and 0.01% for the fiscal years ended 2017, 2016 and 2015, respectively.

[8]	Excludes the impact of expense reimbursement or fee waivers and expense reductions such as brokerage credits, but includes expense repayments and non-reimbursable expenses, if any, such as interest, taxes, and extraordinary expenses. (See Note 1(c) and 2 in the Notes to Financial Statements.)

AMG GW&K Small Cap Core Fund
Financial Highlights
For a share outstanding throughout each fiscal year

	For the fiscal years ended December 31,
Class N	2020	2019	2018	2017	2016[1]
Net Asset Value, Beginning of Year	$26.09	$21.03	$28.04	$24.57	$21.80
Income (loss) from Investment Operations:
Net investment income (loss)[2,3]	(0.03)	(0.04)	(0.04)	(0.06)[4]	0.00 [5,6]
Net realized and unrealized gain (loss) on investments	4.64	6.47	(3.95)	5.06	3.81
Total income (loss) from investment operations	4.61	6.43	(3.99)	5.00	3.81
Less Distributions to Shareholders from:
Net realized gain on investments	(0.73)	(1.37)	(3.02)	(1.53)	(1.04)
Net Asset Value, End of Year	$29.97	$26.09	$21.03	$28.04	$24.57
Total Return[3,7]	17.73%	30.66%	(14.08)%	20.32%	17.44%
Ratio of net expenses to average net assets[8]	1.29%	1.29%	1.28%	1.32%	1.33%
Ratio of gross expenses to average net assets[9]	1.30%	1.31%	1.28%	1.33%	1.42%
Ratio of net investment income (loss) to average net assets[3]	(0.14)%	(0.15)%	(0.13)%	(0.21)%	0.01%
Portfolio turnover	37%	20%	25%	23%	19%
Net assets end of year (000’s) omitted	$8,667	$10,239	$12,655	$24,989	$35,760

AMG GW&K Small Cap Core Fund
Financial Highlights
For a share outstanding throughout each fiscal year

	For the fiscal years ended December 31,
Class I	2020	2019	2018	2017[10]	2016[1]
Net Asset Value, Beginning of Year	$26.57	$21.37	$28.42	$24.84	$22.04
Income (loss) from Investment Operations:
Net investment income[2,3]	0.05	0.05	0.06	0.07 [4]	0.10 [5]
Net realized and unrealized gain (loss) on investments	4.76	6.58	(4.03)	5.10	3.86
Total income (loss) from investment operations	4.81	6.63	(3.97)	5.17	3.96
Less Distributions to Shareholders from:
Net investment income	(0.04)	(0.06)	(0.06)	(0.06)	(0.10)
Net realized gain on investments	(0.73)	(1.37)	(3.02)	(1.53)	(1.06)
Total distributions to shareholders	(0.77)	(1.43)	(3.08)	(1.59)	(1.16)
Net Asset Value, End of Year	$30.61	$26.57	$21.37	$28.42	$24.84
Total Return[3,7]	18.16%	31.13%	(13.83)%	20.79%	17.90%
Ratio of net expenses to average net assets[8]	0.94%	0.94%	0.95%	0.95%	0.94%
Ratio of gross expenses to average net assets[9]	0.95%	0.96%	0.95%	0.96%	1.03%
Ratio of net investment income to average net assets[3]	0.21%	0.20%	0.20%	0.24%	0.43%
Portfolio turnover	37%	20%	25%	23%	19%
Net assets end of year (000’s) omitted	$470,373	$331,703	$311,252	$403,309	$367,972

AMG GW&K Small Cap Core Fund
Financial Highlights
For a share outstanding throughout each fiscal period

	For the fiscal years ended December 31,			For the fiscal period ended December 31,
Class Z	2020	2019	2018	2017[11]
Net Asset Value, Beginning of Period	$26.57	$21.37	$28.42	$26.13
Income (loss) from Investment Operations:
Net investment income[2,3]	0.07	0.06	0.07	0.14 [4]
Net realized and unrealized gain (loss) on investments	4.75	6.59	(4.03)	3.75
Total income (loss) from investment operations	4.82	6.65	(3.96)	3.89
Less Distributions to Shareholders from:
Net investment income	(0.05)	(0.08)	(0.07)	(0.07)
Net realized gain on investments	(0.73)	(1.37)	(3.02)	(1.53)
Total distributions to shareholders	(0.78)	(1.45)	(3.09)	(1.60)
Net Asset Value, End of Period	$30.61	$26.57	$21.37	$28.42
Total Return[3,7]	18.21%	31.13%	(13.73)%	14.87%[12]
Ratio of net expenses to average net assets[8]	0.89%	0.89%	0.90%	0.90%[13]
Ratio of gross expenses to average net assets[9]	0.90%	0.91%	0.90%	0.91%[13]
Ratio of net investment income to average net assets[3]	0.26%	0.25%	0.25%	0.56%[13]
Portfolio turnover	37%	20%	25%	23%
Net assets end of period (000’s) omitted	$125,848	$110,020	$85,009	$108,047

[1]	Effective October 1, 2016, the Investor Class, Service Class and Institutional Class were renamed Class N, Class S and Class I, respectively.

[2]	Per share numbers have been calculated using average shares.

[3]	Total returns and net investment income (loss) would have been lower had certain expenses not been offset.

[4]	Includes non-recurring dividends. Without these dividends, net investment income per share would have been $(0.12), $0.01, and $0.09 for Class N, Class I and Class Z shares, respectively.

[5]	Includes non-recurring dividends. Without these dividends, net investment income per share would have been $(0.06) and $0.04 for class N and Class I, respectively.

[6]	Less than $0.005 per share.

[7]	The total return is calculated using the published Net Asset Value as of fiscal year end.

[8]	Includes reduction from broker recapture amounting to 0.01% for the fiscal year ended 2020, 2019, less than 0.01% for the fiscal year ended 2018 and period ended December 31, 2017.

[9]	Excludes the impact of expense reimbursement or fee waivers and expense reductions such as brokerage credits, but includes expense repayments and non-reimbursable expenses, if any, such as interest, taxes, and extraordinary expenses. (See Note 1(c) and 2 in the Notes to Financial Statements.)

[10]	Effective June 23, 2017, Class S shares were converted to Class I shares.

[11]	Commencement of operations was on February 27, 2017.

[12]	Not annualized.

[13]	Annualized.

AMG GW&K Small/Mid Cap Fund
Financial Highlights
For a share outstanding throughout each fiscal period

	For the fiscal years ended December 31,			For the fiscal period ended December 31,
Class N	2020	2019	2018	2017[1]
Net Asset Value, Beginning of Period	$13.03	$9.99	$11.15	$10.35
Income (loss) from Investment Operations:
Net investment income (loss)[2,3]	(0.01)	0.00 [4]	(0.01)	0.01 [5]
Net realized and unrealized gain (loss) on investments	3.02	3.07	(0.91)	0.94
Total income (loss) from investment operations	3.01	3.07	(0.92)	0.95
Less Distributions to Shareholders from:
Net investment income	—	(0.01)	—	—
Net realized gain on investments	—	(0.02)	(0.24)	(0.15)
Total distributions to shareholders	—	(0.03)	(0.24)	(0.15)
Net Asset Value, End of Period	$16.04	$13.03	$9.99	$11.15
Total Return[3,6]	23.10%	30.64%	(8.25)%	9.17%[7]
Ratio of net expenses to average net assets[8]	1.10%	1.09%	1.09%	1.10%[9]
Ratio of gross expenses to average net assets[10]	1.13%	1.14%	1.16%	1.71%[9]
Ratio of net investment income (loss) to average net assets[3]	(0.07)%	0.02%	(0.09)%	0.12%[9]
Portfolio turnover	29%	18%	53%	38%
Net assets end of period (000’s) omitted	$224	$172	$89	$11

AMG GW&K Small/Mid Cap Fund
Financial Highlights
For a share outstanding throughout each fiscal year

	For the fiscal years ended December 31,
Class I	2020	2019	2018	2017	2016[11]
Net Asset Value, Beginning of Year	$13.04	$9.99	$11.15	$9.80	$8.95
Income (loss) from Investment Operations:
Net investment income (loss)[2,3]	0.01	0.02	0.01	0.03[5]	(0.03)
Net realized and unrealized gain (loss) on investments	3.03	3.07	(0.92)	1.48	0.89
Total income (loss) from investment operations	3.04	3.09	(0.91)	1.51	0.86
Less Distributions to Shareholders from:
Net investment income	(0.02)	(0.02)	(0.01)	(0.01)	(0.01)
Net realized gain on investments	—	(0.02)	(0.24)	(0.15)	—
Total distributions to shareholders	(0.02)	(0.04)	(0.25)	(0.16)	(0.01)
Net Asset Value, End of Year	$16.06	$13.04	$9.99	$11.15	$9.80
Total Return[3,6]	23.31%	30.86%	(8.15)%	15.44%	9.55%
Ratio of net expenses to average net assets[8]	0.92%	0.94%	0.94%	0.94%	0.95%
Ratio of gross expenses to average net assets[10]	0.95%	0.99%	1.01%	1.62%	4.60%
Ratio of net investment income (loss) to average net assets[3]	0.11%	0.17%	0.06%	0.26%	(0.38)%
Portfolio turnover	29%	18%	53%	38%	48%
Net assets end of year (000’s) omitted	$165,840	$102,784	$54,376	$24,266	$2

AMG GW&K Small/Mid Cap Fund
Financial Highlights
For a share outstanding throughout each fiscal period

	For the fiscal years ended December 31,			For the fiscal period ended December 31,
Class Z	2020	2019	2018	2017[1]
Net Asset Value, Beginning of Period	$13.05	$10.00	$11.15	$10.35
Income (loss) from Investment Operations:
Net investment income[2,3]	0.02	0.03	0.02	0.03 [5]
Net realized and unrealized gain (loss) on investments	3.03	3.07	(0.91)	0.94
Total income (loss) from investment operations	3.05	3.10	(0.89)	0.97
Less Distributions to Shareholders from:
Net investment income	(0.03)	(0.03)	(0.02)	(0.02)
Net realized gain on investments	—	(0.02)	(0.24)	(0.15)
Total distributions to shareholders	(0.03)	(0.05)	(0.26)	(0.17)
Net Asset Value, End of Period	$16.07	$13.05	$10.00	$11.15
Total Return[3,6]	23.37%	30.94%	(7.98)%	9.34%[7]
Ratio of net expenses to average net assets[8]	0.83%	0.84%	0.84%	0.85%[9]
Ratio of gross expenses to average net assets[10]	0.86%	0.89%	0.91%	1.46%[9]
Ratio of net investment income to average net assets[3]	0.19%	0.27%	0.16%	0.37%[9]
Portfolio turnover	29%	18%	53%	38%
Net assets end of period (000’s) omitted	$104,705	$95,884	$65,375	$6,980

[1]	Commencement of operations was on February 27, 2017.

[2]	Per share numbers have been calculated using average shares.

[3]	Total returns and net investment income (loss) would have been lower had certain expenses not been offset.

[4]	Less than $0.005 per share.

[5]	Includes non-recurring dividends. Without these dividends, net investment income per share would have been $(0.01), $0.00, and $0.01 for Class N, Class I and Class Z, respectively.

[6]	The total return is calculated using the published Net Asset Value as of fiscal year end.

[7]	Not annualized.

[8]	Includes reduction from broker recapture amounting to 0.01% for the fiscal year ended 2020, 2019, 2018, and less than 0.01% for the fiscal year ended 2017.

[9]	Annualized.

[10]	Excludes the impact of expense reimbursement or fee waivers and expense reductions such as brokerage credits, but includes expense repayments and non-reimbursable expenses, if any, such as interest, taxes, and extraordinary expenses. (See Note 1(c) and 2 in the Notes to Financial Statements.)

[11]	Effective October 1, 2016, Institutional Class was renamed Class I.

AMG GW&K Small Cap Value Fund
Financial Highlights
For a share outstanding throughout each fiscal year

	For the fiscal years ended December 31,
Class N	2020	2019	2018	2017[1]		2016[2]
Net Asset Value, Beginning of Year	$37.16	$30.93	$43.98	$43.30		$35.71
Income (loss) from Investment Operations:
Net investment income (loss)[3,4]	0.08	0.07	(0.01)	(0.08)		(0.01)
Net realized and unrealized gain (loss) on investments	1.00	8.79	(8.40)	3.73		7.61
Total income (loss) from investment operations	1.08	8.86	(8.41)	3.65		7.60
Less Distributions to Shareholders from:
Net investment income	(0.08)	(0.09)	—	—		—
Net realized gain on investments	(11.45)	(2.54)	(4.64)	(2.97)		(0.01)
Total distributions to shareholders	(11.53)	(2.63)	(4.64)	(2.97)		(0.01)
Net Asset Value, End of Year	$26.71	$37.16	$30.93	$43.98		$43.30
Total Return[4,5]	3.29%	28.64%	(19.00)%	8.39%		21.31%
Ratio of net expenses to average net assets	1.17%	1.17%	1.17%	1.25%		1.32%
Ratio of gross expenses to average net assets[6]	1.21%	1.20%	1.18%	1.27%		1.42%
Ratio of net investment income (loss) to average net assets[4]	0.28%	0.19%	(0.03)%	(0.18	) %	(0.03)%
Portfolio turnover	115%	20%	24%	33%		34%
Net assets end of year (000’s) omitted	$243,655	$359,550	$425,540	$923,139		$1,502,587

AMG GW&K Small Cap Value Fund
Financial Highlights
For a share outstanding throughout each fiscal period

	For the fiscal years ended December 31,			For the fiscal period ended December 31,
Class I	2020	2019	2018	2017[7]
Net Asset Value, Beginning of Period	$37.23	$31.05	$44.06	$43.64
Income (loss) from Investment Operations:
Net investment income[3,4]	0.14	0.13	0.06	0.02
Net realized and unrealized gain (loss) on investments	1.02	8.83	(8.43)	3.37
Total income (loss) from investment operations	1.16	8.96	(8.37)	3.39
Less Distributions to Shareholders from:
Net investment income	(0.15)	(0.24)	—	—
Net realized gain on investments	(11.45)	(2.54)	(4.64)	(2.97)
Total distributions to shareholders	(11.60)	(2.78)	(4.64)	(2.97)
Net Asset Value, End of Period	$26.79	$37.23	$31.05	$44.06
Total Return[4,5]	3.50%	28.86%	(18.88)%	7.73%[8]
Ratio of net expenses to average net assets	0.99%	1.01%	1.01%	1.13%[9]
Ratio of gross expenses to average net assets[6]	1.03%	1.04%	1.02%	1.15%[9]
Ratio of net investment income to average net assets[4]	0.46%	0.35%	0.13%	0.06%[9]
Portfolio turnover	115%	20%	24%	33%
Net assets end of period (000’s) omitted	$83,003	$122,323	$306,757	$362,723

AMG GW&K Small Cap Value Fund
Financial Highlights
For a share outstanding throughout each fiscal period

	For the fiscal years ended December 31,			For the fiscal period ended December 31,
Class Z	2020	2019	2018	2017[7]
Net Asset Value, Beginning of Period	$37.16	$31.10	$44.08	$43.64
Income (loss) from Investment Operations:
Net investment income[3,4]	0.16	0.16	0.10	0.08
Net realized and unrealized gain (loss) on investments	1.02	8.84	(8.44)	3.33
Total income (loss) from investment operations	1.18	9.00	(8.34)	3.41
Less Distributions to Shareholders from:
Net investment income	(0.17)	(0.40)	—	—
Net realized gain on investments	(11.45)	(2.54)	(4.64)	(2.97)
Total distributions to shareholders	(11.62)	(2.94)	(4.64)	(2.97)
Net Asset Value, End of Period	$26.72	$37.16	$31.10	$44.08
Total Return[4,5]	3.57%	28.94%	(18.80)%	7.78%[8]
Ratio of net expenses to average net assets	0.92%	0.92%	0.92%	0.98%[9]
Ratio of gross expenses to average net assets[6]	0.96%	0.95%	0.93%	1.00%[9]
Ratio of net investment income to average net assets[4]	0.53%	0.44%	0.22%	0.21%[9]
Portfolio turnover	115%	20%	24%	33%
Net assets end of period (000’s) omitted	$10,481	$11,815	$16,969	$9,929

[1]	Effective February 27, 2017, Class S was renamed Class N.

[2]	Effective October 1, 2016, the Fund’s shares were reclassified and redesignated to Class S.

[3]	Per share numbers have been calculated using average shares.

[4]	Total returns and net investment income (loss) would have been lower had certain expenses not been offset.

[5]	The total return is calculated using the published Net Asset Value as of fiscal year end.

[6]	Excludes the impact of expense reimbursement or fee waivers and expense reductions such as brokerage credits, but includes expense repayments and non-reimbursable expenses, if any, such as interest, taxes, and extraordinary expenses. (See Note 1(c) and 2 in the Notes to Financial Statements.)

[7]	Commencement of operations was on February 27, 2017.

[8]	Not annualized.

[9]	Annualized.

Notes to Financial Statements December 31, 2020

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

AMG Funds, AMG Funds II and AMG Funds III (the “Trusts”) are open-end management investment companies, organized as Massachusetts business trusts, and registered under the Investment Company Act of 1940, as amended (the “1940 Act”). Currently, the Trusts consist of a number of different funds, each having distinct investment management objectives, strategies, risks, and policies. Included in this report are AMG Funds: AMG GW&K Municipal Bond Fund (“Municipal Bond”), AMG GW&K Municipal Enhanced Yield Fund (“Municipal Enhanced”), AMG GW&K Small Cap Core Fund (“Small Cap Core”), AMG GW&K Small/Mid Cap Fund (“Small/Mid Cap”), AMG GW&K Small Cap Value (“Small Cap Value”) (formerly AMG Managers Skyline Special Equities Fund), AMG Funds II: AMG GW&K Global Allocation Fund (“Global Allocation”) (formerly AMG Chicago Equity Partners Balanced Fund), and AMG GW&K Enhanced Core Bond ESG Fund (“Enhanced Core Bond ESG”) and AMG Funds III: AMG GW&K High Income Fund (“High Income”) (formerly AMG Managers Global Income Opportunity Fund), each a “Fund” and collectively, the “Funds”.

Each Fund offers different classes of shares. All Funds offer Class N shares; all Funds except for High Income offer Class I shares; and all Funds except for High Income and Muni Bond offer Class Z shares. Effective May 31, 2019, Enhanced Core Bond ESG Class C shares were converted to Class N shares. Each class represents an interest in the same assets of the respective Fund. Although all share classes generally have identical voting rights, each share class votes separately when required by law. Different share classes may have different net asset values per share to the extent the share classes pay different distribution amounts and/or the expenses of such share classes differ. Each share class has its own expense structure. Please refer to a current prospectus for additional information on each share class.

Effective April 17, 2020, the Board replaced Chicago Equity Partners, LLC as subadviser to Global Allocation with GW&K Investment Management, LLC, (“GW&K”) on an interim basis. Subsequently, effective June 19, 2020, shareholders of Global Allocation approved GW&K as the permanent subadviser to Global Allocation. On December 3, 2020, the Board approved GW&K as the subadviser to High Income and Small Cap Value on an interim basis to replace Loomis, Sayles & Company, L.P. and Skyline Asset Management, L.P., respectively. GW&K became the interim subadviser on December 4, 2020, which is subject to shareholder approval. In conjunction with the respective change in investment strategy for Global Allocation, Small Cap Value and High Income, the Funds sold substantially all open positions around the date of the subadviser change, including open futures contracts and forward foreign exchange contracts for High Income.

On October 8, 2020, the Board proposed a merger between GW&K Mid Cap Fund and AMG GW&K Small/Mid Cap Fund, which is subject to shareholder approval.

Market disruptions associated with the COVID-19 pandemic have had a global impact, and uncertainty exists as to the long-term implications. Such disruptions can adversely affect assets of the Funds and thus Fund performance.

Certain instruments held by a Fund may pay an interest rate based on the London Interbank Offered Rate (“LIBOR”), which is the offered rate for short-term loans between certain major international banks. LIBOR is expected to be phased out by the end of 2021. While the effect of the phase out cannot yet be determined, it may result in, among other things, increased volatility or illiquidity in markets for instruments based on LIBOR and changes in the value of some LIBOR-based investments or the effectiveness of new hedges placed against existing LIBOR-based investments. These effects could occur prior to the end of 2021. There also remains uncertainty and risk regarding the willingness and ability of issuers to include enhanced provisions in new and existing contracts or instruments. All of the aforementioned may adversely affect a Fund’s performance or net asset value.

The Funds’ financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”), including accounting and reporting guidance pursuant to Accounting Standards Codification Topic 946 applicable to investment companies. U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates and such differences could be material. The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements:

a. VALUATION OF INVESTMENTS

Equity securities traded on a national securities exchange or reported on the NASDAQ national market system (“NMS”) are valued at the last quoted sales price on the primary exchange or, if applicable, the NASDAQ official closing price or the official closing price of the relevant exchange or, lacking any sales, at the last quoted bid price or the mean between the last quoted bid and ask prices (the “mean price”). Equity securities traded in the over-the-counter market (other than NMS securities) are valued at the mean price. Foreign equity securities (securities principally traded in markets other than U.S. markets) are valued at the official closing price on the primary exchange or, for markets that either do not offer an official closing price or where the official closing price may not be representative of the overall market, the last quoted sale price.

Fixed income securities purchased with a remaining maturity exceeding 60 days are valued at the evaluated mean price provided by an authorized pricing service or, if an evaluated price is not available, by reference to other securities which are considered comparable in credit rating, interest rate, due date and other features (generally referred to as “matrix pricing”) or other similar pricing methodologies. Investments in certain mortgage-backed and stripped mortgage-backed securities, preferred stocks, convertible securities, derivatives and other debt securities not traded on an organized securities market are valued on the basis of valuations provided by dealers or by a pricing service which uses information with respect to transactions in such securities and various relationships between such securities and yield to maturity in determining value.

Fixed income securities purchased with a remaining maturity of 60 days or less are valued at amortized cost, provided that the amortized cost value is approximately the same as the fair value of the security valued without the use of amortized cost. Investments in other open-end registered investment companies are valued at their end of day net asset value per share.

Futures contracts for which market quotations are readily available are valued at the settlement price as of the close of the futures exchange.

The Funds’ portfolio investments are generally valued based on independent market quotations or prices or, if none, “evaluative” or other market based valuations provided by third party pricing services approved by the Board of Trustees of the Trust (the “Board”). Under certain circumstances, the value of certain Fund portfolio investments may be based on an evaluation of fair value, pursuant to procedures established by and under the general supervision of the Board. The Valuation Committee, which is comprised of the Independent Trustees

Notes to Financial Statements (continued)

of the Board, and the Pricing Committee, which is comprised of representatives from AMG Funds LLC (the “Investment Manager”) are the committees appointed by the Board to make fair value determinations. Each Fund may use the fair value of a portfolio investment to calculate its net asset value (“NAV”) in the event that the market quotation, price or market based valuation for the portfolio investment is not readily available or otherwise not determinable pursuant to the Board’s valuation procedures, if the Investment Manager or the Pricing Committee believes the quotation, price or market based valuation to be unreliable, or in certain other circumstances. When determining the fair value of an investment, the Pricing Committee and, if required under the Trusts’ securities valuation procedures, the Valuation Committee, seeks to determine the price that the Fund might reasonably expect to receive from current sale of that portfolio investment in an arms-length transaction. Fair value determinations shall be based upon consideration of all available facts and information, including, but not limited to (i) attributes specific to the investment; (ii) fundamental and analytical data relating to the investment; and (iii) the value of other comparable securities or relevant financial instruments, including derivative securities, traded on other markets or among dealers.

The values assigned to fair value portfolio investments are based on available information and do not necessarily represent amounts that might ultimately be realized in the future, since such amounts depend on future developments inherent in long-term investments. Because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and the differences could be material. The Board will be presented with a quarterly report showing as of the most recent quarter end, all outstanding securities fair valued by the Funds, including a comparison with the prior quarter end and the percentage of the Funds that the security represents at each quarter end.

With respect to foreign equity securities and certain foreign fixed income securities, the Board has adopted a policy that securities held in the Funds that can be fair valued by the applicable fair value pricing service are fair valued on each business day provided that each individual price exceeds a pre-established confidence level.

U.S. GAAP defines fair value as the price that a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP also establishes a framework for measuring fair value, and a three level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Funds. Unobservable inputs reflect the Funds’ own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation.

The three-tier hierarchy of inputs is summarized below:

Level 1 – inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies)

Level 2 – other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs) (e.g., debt securities, government securities, foreign currency exchange contracts, swaps, foreign securities utilizing international fair value pricing, fair valued securities with observable inputs)

Level 3 – inputs are significant unobservable inputs (including the Fund’s own assumptions used to determine the fair value of investments) (e.g., fair valued securities with unobservable inputs)

Changes in inputs or methodologies used for valuing investments may result in a transfer in or out of levels within the fair value hierarchy. The inputs or methodologies used for valuing investments may not necessarily be an indication of the risk associated with investing in those investments.

b. SECURITY TRANSACTIONS

Security transactions are accounted for as of trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

c. INVESTMENT INCOME AND EXPENSES

Dividend income is recorded on the ex-dividend date. Dividends from foreign securities are recorded on the ex-dividend date, and if after the fact, as soon as the Funds become aware of the ex-dividend date. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned. Dividend and interest income on foreign securities is recorded gross of any withholding tax. Non-cash dividends included in dividend income, if any, are reported at the fair market value of the securities received. Upon notification from issuers, distributions received from a real estate investment trust (REIT) may be redesignated as a reduction of cost of investments and/or realized gain. Other income and expenses are recorded on an accrual basis. Expenses that cannot be directly attributed to a Fund are apportioned among the funds in the Trusts and other trusts or funds within the AMG Funds Family of Funds (collectively the “AMG Funds Family”) based upon their relative average net assets or number of shareholders. Investment income, realized and unrealized capital gains and losses, the common expenses of each Fund, and certain fund level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of each Fund.

Global Allocation, Small Cap Core and Small/Mid Cap had certain portfolio trades directed to various brokers under a brokerage recapture program. Credits received from the brokerage recapture program are earned and paid on a monthly basis, and are recorded as expense offsets, which serve to reduce the Fund’s overall expense ratio. For the fiscal year ended December 31, 2020, the impact on the expenses and expense ratios were as follows: Global Allocation $4,875 or less than 0.01%, Small Cap Core $36,922 or 0.01%, and Small/Mid Cap $10,121 or 0.01%.

d. DIVIDENDS AND DISTRIBUTIONS

Fund distributions resulting from either net investment income or realized net capital gains, if any, will normally be declared and paid at least annually in December. Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined in accordance with federal income tax regulations, which may differ from net investment income and net realized capital gains for financial statement purposes (U.S. GAAP). Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Permanent book and tax basis differences, if any, relating to shareholder distributions will result in

Notes to Financial Statements (continued)

reclassifications to paid-in capital. Temporary differences arise when certain items of income, expense and gain or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Permanent differences are primarily due to the equalization utilized and prior year true-up on REITs. Temporary differences are primarily due to the deferral of qualified late year losses, wash sales loss deferrals, capital loss carryovers and market-to-market of foreign currency.

The tax character of distributions paid during the fiscal years ended December 31, 2020 and December 31, 2019 were as follows:

	Enhanced Core Bond ESG		High Income		Municipal Bond
Distributions paid from:	2020	2019	2020	2019	2020	2019
Ordinary income *	$815,592	$926,765	$364,445	$29,806	$154,232	$659,218
Tax-exempt income	—	—	—	—	18,075,720	18,092,868
Long-term capital gains	—	—	460,580	—	3,524,571	—
Paid-in capital	—	—	—	—	—	—
	$815,592	$926,765	$825,025	$29,806	$21,754,523	$18,752,086

	Municipal Enhanced		Global Allocation		Small Cap Core
Distributions paid from:	2020	2019	2020	2019	2020	2019
Ordinary income *	$1,182,108	$766,280	$1,199,737	$4,414,354	$4,358,429	$994,828
Tax-exempt income	7,549,526	7,002,372	—	—	—	—
Long-term capital gains	2,730,802	1,129,412	4,990,089	10,472,587	10,672,469	22,550,089
Paid-in capital	—	—	38,843	—	—	—
	$11,462,436	$8,898,064	$6,228,669	$14,886,941	$15,030,898	$23,544,917

	Small/Mid Cap		Small Cap Value
Distributions paid from:	2020	2019	2020	2019
Ordinary income *	$357,747	$326,001	$6,081,044	$1,715,345
Long-term capital gains	23,549	239,704	108,470,196	32,040,044
	$381,296	$565,705	$114,551,240	$33,755,389

* For tax purposes, short-term capital gain distributions, if any, are considered ordinary income distributions.

Notes to Financial Statements (continued)

As of December 31, 2020, the components of distributable earnings (excluding unrealized appreciation/depreciation) on a tax basis consisted of:

	Enhanced Core Bond ESG	High Income	Municipal Bond	Municipal Enhanced
Capital loss carryforward	$3,427,805	—	—	—
Undistributed ordinary income	11,756	—	$350,964	$306,625
Undistributed tax-exempt income	—	—	25,252	10,701
Undistributed long-term capital gains	—	—	500,029	621,794
Late-year loss deferral	—	$53,756	—	—

	Global Allocation	Small Cap Core	Small/Mid Cap	Small Cap Value
Capital loss carryforward	$1,215,727	—	$646,338	—
Undistributed ordinary income	—	$4,437,440	—	$97,383
Undistributed tax-exempt income	—	—	—	—
Undistributed long-term capital gains	—	8,663,042	3,928,875	4,511,398
Late-year loss deferral	1,883	—	—	—

At December 31, 2020, the cost of investments and the aggregate gross unrealized appreciation and depreciation for federal income tax purposes were as follows:

Fund	Cost	Appreciation	Depreciation	Net Appreciation (Depreciation)
Enhanced Core Bond ESG	$53,290,336	$2,812,569	$(19,102)	$2,793,467
High Income	9,978,707	18,149	(28,260)	(10,111)
Municipal Bond	1,228,526,486	77,219,847	(39,579)	77,180,268
Municipal Enhanced	298,430,376	24,488,017	(22,470)	24,465,547
Global Allocation	115,065,538	37,000,374	(435,714)	36,564,660
Small Cap Core	428,484,140	174,968,837	(6,968,326)	168,000,511
Small/Mid Cap	194,495,162	76,587,922	(5,470,523)	71,117,399
Small Cap Value	317,868,065	17,643,160	(3,292,282)	14,350,878

e. FEDERAL TAXES

Each Fund currently qualifies as an investment company and intends to comply with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, and to distribute substantially all of its taxable income and gains to its shareholders and to meet certain diversification and income requirements with respect to investment companies. Therefore, no provision for federal income or excise tax is included in the accompanying financial statements.

Additionally, based on each Fund’s understanding of the tax rules and rates related to income, gains and transactions for the foreign jurisdictions in which it invests, each Fund will provide for foreign taxes, and where appropriate, deferred foreign taxes.

Management has analyzed the Funds’ tax positions taken on federal income tax returns as of December 31, 2020, and for all open tax years (generally, the three prior taxable years), and has concluded that no provision for federal income tax is required in the Funds’ financial statements. Additionally, Management is not aware of any tax position for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

f. CAPITAL LOSS CARRYOVERS AND DEFERRALS

As of December 31, 2020, the following Funds had capital loss carryovers for federal income tax purposes as shown in the following chart. These amounts may be used to offset future realized capital gains indefinitely, and retain their character as short-term and/or long-term.

	Capital Loss Carryover Amounts

Fund	Short-Term	Long-Term	Total
Enhanced Core Bond ESG	1,167,553	2,260,252	3,427,805
Global Allocation	1,215,727	—	1,215,727
Small/Mid Cap*	—	646,338	646,338

* Amounts may be limited due to sections 381-384 of the Internal Revenue Code.

Notes to Financial Statements (continued)

As of December 31, 2020, High Income, Municipal Bond, Municipal Enhanced, Global Allocation, Small Cap Core and Small Cap Value had no accumulated net realized capital loss carryovers from securities transactions for federal income tax purposes. Should the Funds incur net capital losses for the year ending December 31, 2021, such amounts may be used to offset future realized capital gains, for an unlimited time period.

For the fiscal year ended December 31, 2020, the following Funds utilized capital loss carryovers as follows:

	Capital Loss Carryover Utilized
Fund	Short-Term	Long-Term
Enhanced Core Bond ESG	$346,462	$502,937
Small/Mid Cap	499,380	639,229
High Income	319,209	601

g. CAPITAL STOCK

The Trust’s Declaration of Trust authorizes for each Fund the issuance of an unlimited number of shares of beneficial interest, without par value. Each Fund records sales and repurchases of its capital stock on the trade date. For the fiscal year ended December 31, 2019, Small Cap Core transferred securities and cash to certain shareholders in connection with redemptions in-kind transactions in the amount of $47,933,644. For the purposes of U.S. GAAP, the transactions were treated as a sale of securities and the resulting gain or loss was recognized based on the market value of the securities on the date of the transfer. For tax purposes, no gains or losses were recognized.

For the fiscal years ended December 31, 2020 and December 31, 2019, the capital stock transactions by class for the Funds were as follows:

	Enhanced Core Bond ESG				High Income
	December 31, 2020		December 31, 2019		December 31, 2020		December 31, 2019
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Class N:
Proceeds from sale of shares	325,128	$3,475,322	385,161	$3,841,569	122,058	$2,754,401	47,899	$1,005,926
Reinvestment of distributions	20,814	219,293	30,307	301,677	36,046	798,071	1,347	28,845
Cost of shares repurchased	(352,412)	(3,703,576)	(514,970)	(5,145,719)	(142,591)	(3,100,201)	(118,585)	(2,450,499)
Share Conversion	—	—	190,000	1,871,729	—	—	—	—
Net increase (decrease)	(6,470)	$(8,961)	90,498	$869,256	15,513	$452,271	(69,339)	$(1,415,728)
Class I:
Proceeds from sale of shares	1,930,056	$20,740,872	442,100	$4,378,909	—	—	—	—
Reinvestment of distributions	28,452	303,557	16,552	165,239	—	—	—	—
Cost of shares repurchased	(250,872)	(2,616,750)	(254,280)	(2,503,281)	—	—	—	—
Net increase	1,707,636	$18,427,679	204,372	$2,040,867	—	—	—	—
Class C:[1]
Proceeds from sale of shares	—	—	81	$779	—	—	—	—
Reinvestment of distributions	—	—	1,516	14,667	—	—	—	—
Cost of shares repurchased	—	—	(52,291)	(505,697)	—	—	—	—
Share Conversion	—	—	(190,108)	(1,871,729)	—	—	—	—
Net decrease	—	—	(240,802)	$(2,361,980)	—	—	—	—
Class Z:
Proceeds from sale of shares	325,068	$3,463,674	141,124	$1,392,522	—	—	—	—
Reinvestment of distributions	20,445	216,232	26,209	260,974	—	—	—	—
Cost of shares repurchased	(278,702)	(2,935,192)	(789,299)	(7,834,838)	—	—	—	—
Net increase (decrease)	66,811	$744,714	(621,966)	$(6,181,342)	—	—	—	—

Notes to Financial Statements (continued)

	Municipal Bond				Municipal Enhanced
	December 31, 2020		December 31, 2019		December 31, 2020		December 31, 2019
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Class N:
Proceeds from sale of shares	841,918	$10,312,713	587,077	$6,987,998	1,891,900	$19,211,900	1,153,398	$11,800,890
Reinvestment of distributions	22,319	274,465	25,450	304,213	17,895	186,782	19,060	194,890
Cost of shares repurchased	(950,262)	(11,578,005)	(588,678)	(7,045,640)	(1,989,572)	(20,374,161)	(1,375,096)	(14,098,046)
Net increase (decrease)	(86,025)	$(990,827)	23,849	$246,571	(79,777)	$(975,479)	(202,638)	$(2,102,266)
Class I:
Proceeds from sale of shares	50,063,425	$614,578,625	25,467,262	$305,694,822	11,477,762	$114,640,533	8,484,080	$84,587,165
Reinvestment of distributions	1,402,065	17,349,323	1,156,277	13,901,387	570,856	5,821,974	459,497	4,602,583
Cost of shares repurchased	(31,883,833)	(389,584,617)	(24,889,281)	(298,253,997)	(7,868,907)	(78,826,067)	(3,603,519)	(35,740,786)
Net increase	19,581,657	$242,343,331	1,734,258	$21,342,212	4,179,711	$41,636,440	5,340,058	$53,448,962
Class Z:
Proceeds from sale of shares	—	—	—	—	146	$1,500	—	—
Reinvestment of distributions	—	—	—	—	455	4,635	418	$4,178
Net increase	—	—	—	—	601	$6,135	418	$4,178

	Global Allocation				Small Cap Core
	December 31, 2020		December 31, 2019		December 31, 2020		December 31, 2019
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Class N:
Proceeds from sale of shares	359,114	$6,076,127	755,483	$12,585,390	81,195	$1,849,925	37,380	$923,528
Reinvestment of distributions	114,659	1,674,037	219,225	3,700,415	7,028	206,122	20,023	515,592
Cost of shares repurchased	(1,932,600)	(31,474,792)	(1,751,239)	(29,287,443)	(191,533)	(4,505,002)	(266,629)	(6,460,696)
Net decrease	(1,458,827)	$(23,724,628)	(776,531)	$(13,001,638)	(103,310)	$(2,448,955)	(209,226)	$(5,021,576)
Class I:
Proceeds from sale of shares	2,038,932	$33,784,181	2,971,394	$49,904,550	6,647,636	$153,200,697	2,631,723	$65,737,211
Reinvestment of distributions	112,082	1,651,265	320,513	5,466,578	348,162	10,423,972	614,371	16,108,801
Cost of shares repurchased	(7,267,874)	(114,947,733)	(3,884,175)	(66,016,224)	(4,112,470)	(96,834,817)	(5,324,375)	(130,505,862)[2]
Net increase (decrease)	(5,116,860)	$(79,512,287)	(592,268)	$(10,645,096)	2,883,328	$66,789,852	(2,078,281)	$(48,659,850)
Class Z:
Proceeds from sale of shares	85,028	$1,346,330	55,790	$947,599	222,490	$5,627,757	355,072	$9,136,099
Reinvestment of distributions	14,496	214,292	28,546	486,627	104,205	3,120,958	216,732	5,682,701
Cost of shares repurchased	(395,703)	(6,255,591)	(139,084)	(2,358,411)	(356,478)	(8,924,122)	(408,010)	(10,367,264)
Net increase (decrease)	(296,179)	$(4,694,969)	(54,748)	$(924,185)	(29,783)	$(175,407)	163,794	$4,451,536

Notes to Financial Statements (continued)

	Small/Mid Cap				Small Cap Value
	December 31, 2020		December 31, 2019		December 31, 2020		December 31, 2019
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Class N:
Proceeds from sale of shares	727	$10,000	4,335	$52,000	874,807	$25,658,252	1,057,605	$37,582,901
Reinvestment of distributions	—	—	22	280	2,953,511	77,884,081	651,093	24,090,437
Cost of shares repurchased	—	—	—	—	(4,383,180)	(125,831,759)	(5,790,451)	(205,246,902)
Net increase (decrease)	727	$10,000	4,357	$52,280	(554,862)	$(22,289,426)	(4,081,753)	$(143,573,564)
Class I:
Proceeds from sale of shares	4,771,671	$58,055,212	3,410,892	$38,761,509	669,037	$19,414,296	2,028,039	$69,243,080
Reinvestment of distributions	11,292	178,297	17,872	230,903	1,212,187	32,050,234	230,009	8,526,416
Cost of shares repurchased	(2,334,832)	(26,093,366)	(989,978)	(11,582,617)	(2,068,313)	(58,336,031)	(8,850,520)	(318,805,182)
Net increase (decrease)	2,448,131	$32,140,143	2,438,786	$27,409,795	(187,089)	$(6,871,501)	(6,592,472)	$(241,035,686)
Class Z:
Proceeds from sale of shares	740,790	$9,664,314	2,176,455	$26,780,755	34,276	$1,038,772	92,524	$3,363,298
Reinvestment of distributions	11,828	187,001	24,497	316,750	120,519	3,178,096	21,334	789,359
Cost of shares repurchased	(1,583,660)	(19,896,793)	(1,393,119)	(16,331,573)	(80,517)	(2,507,706)	(341,573)	(12,296,912)
Net increase (decrease)	(831,042)	$(10,045,478)	807,833	$10,765,932	74,278	$1,709,162	(227,715)	$(8,144,255)

[1]	Effective May 31, 2019, Class C shares were converted into Class N shares.

[2]	Includes redemption in-kind in the amount of $47,933,644.

At December 31, 2020, certain unaffiliated shareholders of record, individually or collectively held greater than 10% of the net assets of the Funds as follows: Small/Mid Cap - two own 36%. Transactions by this shareholder may have a material impact on the Fund.

h. REPURCHASE AGREEMENTS AND JOINT REPURCHASE AGREEMENTS

The Funds may enter into third-party repurchase agreements for temporary cash management purposes and third-party or bilateral joint repurchase agreements for reinvestment of cash collateral on securities lending transactions under the securities lending program offered by The Bank of New York Mellon (“BNYM”) (the “Program”) (collectively, “Repurchase Agreements”). The value of the underlying collateral, including accrued interest, must equal or exceed the value of the Repurchase Agreements during the term of the agreement. For joint repurchase agreements, the Funds participate on a pro rata basis with other clients of BNYM in its share of the underlying collateral under such joint repurchase agreements and in its share of proceeds from any repurchase or other disposition of the underlying collateral. The underlying collateral for all Repurchase Agreements is held in safekeeping by the Funds’ custodian or at the Federal Reserve Bank. If the seller defaults and the value of the collateral declines, or if bankruptcy proceedings commence with respect to the seller of the security, realization of the collateral by the Funds may be delayed or limited. Pursuant to the Program, the Funds are indemnified for such losses by BNYM on joint repurchase agreements.

At December 31, 2020, the market value of Repurchase Agreements outstanding for Enhanced Core Bond ESG, Global Allocation, and Small Cap Core were $2,379,186, $2,576,545, and $674,281, respectively.

i. FOREIGN CURRENCY TRANSLATION

The books and records of the Funds are maintained in U.S. dollars. The value of investments, assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon current foreign exchange rates. Purchases and sales of foreign investments, income and expenses are converted into U.S. dollars based on currency exchange rates prevailing on the respective dates of such transactions. Net realized and unrealized gain (loss) on foreign currency transactions represent: (1) foreign exchange gains and losses from the sale and holdings of foreign currencies; (2) gains and losses between trade date and settlement date on investment securities transactions and foreign currency exchange contracts; and (3) gains and losses from the difference between amounts of interest and dividends recorded and the amounts actually received.

The Funds do not isolate the net realized and unrealized gain or loss resulting from changes in exchange rates from the fluctuations in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Notes to Financial Statements (continued)

j. DELAYED DELIVERY TRANSACTIONS AND WHEN-ISSUED SECURITIES

The Funds (except Small Cap Value) may enter into securities transactions on a delayed delivery or when issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. During the time a delayed delivery sell is outstanding, the contract is marked to market daily and equivalent deliverable securities are held for the transaction. The value of the securities purchased on a delayed delivery or when-issued basis are identified as such in each Fund’s Schedule of Portfolio Investments. With respect to purchase commitments, the Fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract, or if the issuer does not issue the securities due to political, economic, or other factors.

2. AGREEMENTS AND TRANSACTIONS WITH AFFILIATES

For each of the Funds, the Trusts have entered into an investment advisory agreement under which the Investment Manager, a subsidiary and the U.S. retail distribution arm of Affiliated Managers Group, Inc. (“AMG”), serves as investment manager to the Funds and is responsible for the Funds’ overall administration and operations. The Investment Manager selects one or more subadvisers for the Funds (subject to Board approval) and monitors each subadviser’s investment performance, security holdings and investment strategies. Each Fund’s investment portfolio is managed by GW&K Investment Management, LLC, (“GW&K”) who serves pursuant to a subadvisory agreement with the Investment Manager. AMG indirectly owns a majority interest in GW&K.

Investment management fees are paid directly by the Funds to the Investment Manager based on average daily net assets. For the fiscal year ended December 31, 2020, the Funds’ investment management fees were paid at the following annual rates of each Fund’s respective average daily net assets:

Enhanced Core Bond ESG	0.30%
High Income	0.39%[1]
Municipal Bond
on first $25 million	0.35%
on next $25 million	0.30%
on next $50 million	0.25%
on balance over $100 million	0.20%
Municipal Enhanced	0.45%
Global Allocation	0.60%
Small Cap Core	0.70%
Small/Mid Cap	0.62%[2]
Small Cap Value	0.70%[3]

[1]	Prior to December 4, 2020, the annual rate for the investment management fees for High Income was 0.55% of the Fund’s average daily net assets.
[2]	Prior to October 8, 2020, the annual rate for the investment management fees for Small Mid/Cap was 0.65% of the Fund’s average daily net assets.

[3]	Prior to December 4, 2020, the annual rate for the investment management fees for Small Cap Value was 0.73% of the Fund’s average daily net assets.

The Investment Manager has contractually agreed, through at least May 1, 2021 for Enhanced Core Bond ESG, Municipal Bond, Municipal Enhanced, and Small Cap Core and through at least May 1, 2022 for High Income, Global Allocation, Small/Mid Cap, and Small Cap Value , to waive management fees and/or pay or reimburse fund expenses in order to limit total annual Fund operating expenses after fee waiver and expense reimbursements (exclusive of taxes, interest (including interest incurred in connection with bank and custody overdrafts, and in connection with securities sold short), shareholder servicing fees, distribution and service (12b-1) fees, brokerage commissions and other transaction costs, dividends payable with respect to securities sold short, acquired fund fees and expenses and extraordinary expenses) of Enhanced Core Bond ESG, High Income, Municipal Bond, Municipal Enhanced, Global Allocation, Small Cap Core, Small/Mid Cap and Small Cap Value to the annual rate of 0.48%. 0.59%, 0.34%, 0.59%, 0.81%, 0.90%, 0.82% and 0.90%, respectively, of each Fund’s average daily net assets (this annual rate or such other annual rate that may be in effect from time to time, the “Expense Cap”), subject to later reimbursement by the Funds in certain circumstances. Prior to April 17, 2020, Global Allocation expense limitation was 0.84%. Prior to October 8, 2020, Small/Mid Cap expense limitation was 0.85%. Prior to December 4, 2020, High Income and Small Cap Value expense limitation was 0.89% and 0.92%, respectively.

In general, for a period of up to 36 months after the date any amounts are paid, waived or reimbursed by the Investment Manager, the Investment Manager may recover such amounts from a Fund, provided that such repayment would not cause the Fund’s total annual operating expenses after fee waiver and expense reimbursements (exclusive of the items noted in the parenthetical above) to exceed either (i) the Expense Cap in effect at the time such amounts were paid, waived or reimbursed, or (ii) the Expense Cap in effect at the time of such repayment by the Fund.

The contractual expense limitation may only be terminated in the event the Investment Manager or a successor ceases to be the investment manager of a Fund or a successor fund, by mutual agreement between the Investment Manager and the Board, or in the event of a Fund’s liquidation unless the Fund is reorganized or is a party to a merger in which the surviving entity is successor to the accounting and performance information of a Fund.

At December 31, 2020, the Funds’ expiration of reimbursements subject to recoupment is as follows:

Expiration Period	Enhanced Core Bond ESG	High Income	Municipal Bond
Less than 1 year	$110,054	$81,291	$604,775
1-2 years	153,359	94,471	651,229
2-3 years	135,792	75,430	704,935
Total	$399,205	$251,192	$1,960,939

Notes to Financial Statements (continued)

Expiration Period	Municipal Enhanced	Global Allocation	Small Cap Core
Less than 1 year	$186,327	$132,068	$3,686
1-2 years	220,347	179,640	48,563
2-3 years	242,883	203,900	29,131
Total	$649,557	$515,608	$81,380

Expiration Period	Small/Mid Cap	Small Cap Value
Less than 1 year	$67,647	$147,194
1-2 years	68,437	165,098
2-3 years	48,533	144,468
Total	$184,617	$456,760

The Trusts, on behalf of the Funds, have entered into an amended and restated Administration Agreement under which the Investment Manager serves as the Funds’ administrator (the “Administrator”) and is responsible for all non-portfolio management aspects of managing the Funds’ operations, including administration and shareholder services to each Fund. Each Fund pays a fee to the Administrator at the rate of 0.15% per annum of the Fund’s average daily net assets for this service.

The Funds are distributed by AMG Distributors, Inc. (the “Distributor”), a wholly-owned subsidiary of the Investment Manager. The Distributor serves as the distributor and underwriter for each Fund and is a registered broker-dealer and member of the Financial Industry Regulatory Authority, Inc. (“FINRA”). Shares of each Fund will be continuously offered and will be sold directly to prospective purchasers and through brokers, dealers or other financial intermediaries who have executed selling agreements with the Distributor. Generally the Distributor bears all or a portion of the expenses of providing services pursuant to the distribution agreement, including the payment of the expenses relating to the distribution of prospectuses for sales purposes and any advertising or sales literature.

The Trusts have adopted a distribution and service plan (the “Plan”) with respect to the Class N shares, in accordance with the requirements of Rule 12b-1 under the 1940 Act and the requirements of the applicable rules of FINRA regarding asset-based sales charges. Pursuant to the Plan, each Fund, except High Income and Small Cap Value, may make payments to the Distributor for its expenditures in financing any activity primarily intended to result in the sale of each Fund’s Class N shares and for maintenance and personal service provided to existing shareholders of that class. The Plan authorized payments to the Distributor up to 0.25% annually of each Fund’s, except High Income and Small Cap Value, average daily net assets attributable to the Class N shares. The portion of payments made under the plan by Class N shares of each Fund, except High Income and Small Cap Value, for shareholder servicing may not exceed an annual rate of 0.25% of the average daily net asset value of each Fund’s shares of that class owned by clients of such broker, dealer or financial intermediary.

For Enhanced Core Bond ESG’s and Global Allocation’s Class I shares, for High Income’s Class N shares, and for each of the Class N and Class I shares of Municipal Bond, Municipal Enhanced, Small Cap Core, Small/Mid Cap, and Small Cap Value, the Board has approved reimbursement payments to the Investment

Manager for shareholder servicing expenses (“shareholder servicing fees”) incurred. Shareholder servicing fees include payments to financial intermediaries, such as broker-dealers (including fund supermarket platforms), banks, and trust companies who provide shareholder recordkeeping, account servicing and other services. The Class N and Class I shares may reimburse the Investment Manager for the actual amount incurred up to a maximum annual rate of each Class’s average daily net assets as shown in the table below.

The impact on the annualized expense ratios for the fiscal year ended December 31, 2020, were as follows:

Fund	Maximum Annual Amount Approved	Actual Amount Incurred
Enhanced Core Bond ESG
Class I	0.10%	0.07%
High Income
Class N1	0.25%	0.02%
Municipal Bond
Class N	0.15%	0.12%
Class I	0.05%	0.05%
Municipal Enhanced
Class N	0.15%	0.15%
Class I	0.05%	0.05%
Global Allocation
Class I	0.10%	0.10%
Small Cap Core
Class N	0.15%	0.15%
Class I	0.05%	0.05%
Small/Mid Cap
Class N2	0.00%	0.02%
Class I2	0.05%	0.09%
Small Cap Value
Class N	0.25%	0.25%
Class I3	0.05%	0.07%

[1]	Prior to December 4, 2020, Class N shares did not incur shareholder servicing fees.

[2]	Prior to October 8, 2020, the maximum annual amount approved was 0.15% and 0.10% for Class N and Class I shares, respectively.

[3]	Prior to December 4, 2020, the maximum annual amount approved was 0.15%.

The Board provides supervision of the affairs of the Trusts and other trusts within the AMG Funds Family. The Trustees of the Trusts who are not affiliated with the Investment Manager receive an annual retainer and per meeting fees for regular, special and telephonic meetings, and they are reimbursed for out-of-pocket expenses incurred while carrying out their duties as Board members. The Chairman of the Board and the Audit Committee Chair receive additional annual retainers. Certain Trustees and Officers of the Funds are Officers and/or Directors of the Investment Manager, AMG and/or the Distributor.

Notes to Financial Statements (continued)

The Securities and Exchange Commission (the “SEC”) granted an exemptive order that permits the Funds to lend and borrow money for certain temporary purposes directly to and from other eligible funds in the AMG Funds Family. Participation in this interfund lending program is voluntary for both the borrowing and lending funds, and an interfund loan is only made if it benefits each participating fund. The Administrator manages the program according to procedures approved by the Board, and the Board monitors the operation of the program. An interfund loan must comply with certain conditions set out in the exemptive order, which are designed to assure fairness and protect all participating funds. The interest earned and interest paid on interfund loans are included on the Statement of Operations as interest income and miscellaneous expense, respectively. At December 31, 2020, the Funds had no interfund loans outstanding.

The following Funds utilized the interfund loan program during the fiscal year ended December 31, 2020 as follows:

Fund	Average Lent	Number of Days	Interest Earned	Average Interest Rate
Municipal Bond	$3,082,989	11	$886	0.954%
Municipal Enhanced	634,261	4	95	1.368%
Global Allocation	870,308	7	160	0.958%
Small Cap Core	3,532,151	3	270	0.930%
Small Cap Value	2,450,140	3	195	0.970%

Fund	Average Borrowed	Number of Days	Interest Paid	Average Interest Rate
Municipal Bond	$5,585,478	1	$149	0.973%
Municipal Enhanced	3,275,164	1	87	0.966%
Global Allocation	6,270,940	12	1,922	0.932%
Small Cap Value	2,999,209	5	397	0.969%

3. PURCHASES AND SALES OF SECURITIES

Purchases and sales of securities (excluding short-term securities and U.S. Government Obligations) for the fiscal year ended December 31, 2020, were as follows:

	Long Term Securities
Fund	Purchases	Sales
Enhanced Core Bond ESG	$46,147,869	$32,483,408
High Income	13,077,053	11,381,214
Municipal Bond	409,245,901	175,656,653
Municipal Enhanced	268,251,547	237,830,937
Global Allocation	218,809,112	296,265,282
Small Cap Core	216,932,036	168,486,521
Small/Mid Cap	82,358,532	58,939,579
Small Cap Value	390,783,833	512,708,533

Purchases and sales of U.S. Government Obligations for the fiscal year ended December 31, 2020 were as follows:

	U.S. Government Obligations
Fund	Purchases	Sales
Enhanced Core Bond ESG	$13,400,002	$8,540,454
High Income	775,043	2,716,015
Global Allocation	39,618,584	75,575,338

4. PORTFOLIO SECURITIES LOANED

The Funds participate in the Program providing for the lending of securities to qualified borrowers. Securities lending income includes earnings of such temporary cash investments, plus or minus any rebate to a borrower. These earnings (after any rebate) are then divided between BNYM, as a fee for its services under the Program, and the Funds, according to agreed-upon rates. Collateral on all securities loaned is accepted in cash, U.S. Treasury Obligations or U.S. Government Agency Obligations. Collateral is maintained at a minimum level of 102% (105% in the case of certain foreign securities) of the market value, plus interest, if applicable, of investments on loan. It is the Funds’ policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. Lending securities entails a risk of loss to the Funds if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. Under the terms of the Program, the Funds are indemnified for such losses by BNYM. Cash collateral is held in separate omnibus accounts managed by BNYM, who is authorized to exclusively enter into joint repurchase agreements for that cash collateral. Securities collateral is held in separate omnibus accounts managed by BNYM that cannot be sold or pledged. BNYM bears the risk of any deficiency in the amount of the cash collateral available for return to the borrower due to any loss on the collateral invested. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities as soon as practical, which is normally within three business days.

The value of securities loaned on positions held, cash collateral and securities collateral received at December 31, 2020, were as follows:

Fund	Securities Loaned	Cash Collateral Received	Securities Collateral Received	Total Collateral Received
Enhanced Core Bond ESG	$2,928,951	$2,379,186	$659,095	$3,038,281
Global Allocation	8,270,264	2,576,545	6,105,109	8,681,654
Small Cap Core	58,647,390	674,281	59,438,228	60,112,509
Small/Mid Cap	16,713,653	—	17,116,018	17,116,018

Notes to Financial Statements (continued)

The following table summarizes the securities received as collateral for securities lending at December 31, 2020:

Fund	Collateral Type	Coupon Range	Maturity Date Range
Enhanced Core Bond ESG	U.S. Treasury Obligations	0.000%-6.000%	01/15/21-05/15/50
Global Allocation	U.S. Treasury Obligations	0.000%-8.125%	01/15/21-08/15/50
Small Cap Core	U.S. Treasury Obligations	0.000%-8.125%	01/15/21-08/15/50
Small/Mid Cap	U.S. Treasury Obligations	0.000%-8.125%	01/15/21-08/15/50

5. FOREIGN SECURITIES

Certain Funds invest in securities of foreign entities and in instruments denominated in foreign currencies which involve risks not typically associated with investments in domestic securities. Non-domestic securities carry special risks, such as exposure to currency fluctuations, less developed or less efficient trading markets, political instability, a lack of company information, differing auditing and legal standards, and, potentially, less liquidity. Realized gains in certain countries may be subject to foreign taxes at the Fund level and the Fund would pay such foreign taxes at the appropriate rate for each jurisdiction.

6. COMMITMENTS AND CONTINGENCIES

Under the Trusts’ organizational documents, its trustees and officers are indemnified against certain liabilities arising out of the performance of their duties to the Trusts. In addition, in the normal course of business, the Funds may enter into contracts and agreements that contain a variety of representations and warranties, which provide general indemnifications. The maximum exposure to the Funds under these arrangements is unknown, as this would involve future claims that may be made against a Fund that have not yet occurred. However, based on experience, the Funds had no prior claims or losses and expect the risks of loss to be remote.

7. RISKS ASSOCIATED WITH HIGH YIELD SECURITIES

Investing in high yield securities involves greater risks and considerations not typically associated with U.S. Government and other high quality/investment grade securities. High yield securities are generally below investment grade securities and do not have an established retail secondary market. Economic downturns may disrupt the high yield market and impair the issuer’s ability to repay principal and interest. Also, an increase in interest rates would likely have an adverse impact on the value of such obligations and could cause the securities to become less liquid.

8. FORWARD COMMITMENTS

Certain transactions, such as futures and forward transactions, or delayed delivery securities may have a similar effect on a Fund’s net asset value as if a Fund had created a degree of leverage in its portfolio. However, if a Fund enters into such a transaction, a Fund will establish a segregated account with its custodian in which it will maintain cash, U.S. government securities or other liquid securities equal in value to its obligations in respect to such transaction. Securities and other assets held in the segregated account may not be sold while the transaction is outstanding, unless other suitable assets are substituted.

9. DERIVATIVE INSTRUMENTS

The following disclosures contain information on how and why High Income used derivative instruments previous to the change in subadviser, the credit risk and how derivative instruments affect the Funds’ financial position, and results of operations. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities, and the realized gains and losses and changes in unrealized appreciation and depreciation on the Statement of Operations, each categorized by type of derivative contract, are included in a table at the end of the applicable Fund’s Schedule of Portfolio Investments. For the fiscal year ended December 31, 2020, the average quarterly balances of derivative financial instruments outstanding were as follows:

High Income
Foreign Currency Exchange Contracts
Average U.S. Dollar amount purchased/sold	$287,304,441
Financial Futures Contracts
Average number of contracts purchased	3
Average notional value of contracts purchased	$436,650

10. FORWARD FOREIGN CURRENCY CONTRACTS

During the fiscal year ended December 31, 2020, High Income invested in forward foreign currency contracts, before the subadviser change, to facilitate transactions in foreign securities and to hedge against foreign currency exchange rate risk on its non- U.S. dollar denominated investment securities.

A forward foreign currency contract is an agreement between a fund and another party to buy or sell a currency at a set price at a future date. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked-to-market daily, and the change in market value is recorded as an unrealized appreciation or depreciation. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

At December 31, 2020, there were no open forward foreign currency contracts.

11. FUTURES CONTRACTS

Before the subadviser change, High Income purchased futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital shares transactions. There are certain risks associated with futures contracts. Prices may not move as expected or the Fund may not be able to close out the contract when it desires to do so, resulting in losses.

On entering into a futures contract, either cash or securities in an amount equal to a certain percentage of the contract value (initial margin) must be deposited with the futures broker. Subsequent variation margin payments are made or received by the Funds depending on the fluctuations in the value of the futures contracts and the value of cash or securities on deposit with the futures broker. The Funds must have total value at the futures broker consisting of either net unrealized gains, cash or securities collateral to meet the initial margin requirement, and any value over the initial margin requirement may be transferred to the Fund.

Notes to Financial Statements (continued)

Variation margin on future contracts is recorded as unrealized appreciation or depreciation until the futures contract is closed or expired. The Funds recognize a realized gain or loss when the contract is closed or expires equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Fluctuations in the value of the contracts are recorded in the

Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses) on futures contracts.

At December 31, 2020, there were no open futures contracts.

12. MASTER NETTING AGREEMENTS

The Funds may enter into master netting agreements with their counterparties for the securities lending program and Repurchase Agreements, which provide the right, in the event of default (including bankruptcy or insolvency) for the non-defaulting party to liquidate the collateral and calculate net exposure to the defaulting party or request additional collateral. For financial reporting purposes, the Funds do not offset financial assets and financial liabilities that are subject to master netting agreements in the Statement of Assets and Liabilities. For securities lending transactions, see Note 4.

At December 31, 2020 there were no open foreign currency contracts or futures contracts.

The following table is a summary of the Funds’ open Repurchase Agreements that are subject to a master netting agreement as of December 31, 2020:

		Gross Amount Not Offset in the Statement of Assets and Liabilities
Fund	Gross Amounts of Assets Presented in the Statement of Assets and Liabilities	Offset Amount	Net Asset Balance	Collateral Received	Net Amount
Enhanced Core Bond ESG
Citigroup Global Markets, Inc.	$1,000,000	—	$1,000,000	$1,000,000	—
Morgan, Stanley & Co. LLC	379,186	—	379,186	379,186	—
RBC Dominion Securities, Inc.	1,000,000	—	1,000,000	1,000,000	—
Total	$2,379,186	—	$2,379,186	$2,379,186	—
Global Allocation
Citigroup Global Markets, Inc.	$1,000,000	—	$1,000,000	$1,000,000	—
Daiwa Capital Markets America	576,545	—	576,545	576,545	—
RBC Dominion Securities, Inc.	1,000,000	—	1,000,000	1,000,000	—
Total	$2,576,545	—	$2,576,545	$2,576,545	—
Small Cap Core
Citigroup Global Markets, Inc.	$674,281	—	$674,281	$674,281	—

13. SUBSEQUENT EVENTS

The Funds have determined that no material events or transactions occurred through the issuance date of the Funds’ financial statements which require an additional disclosure in or adjustment of the Funds’ financial statements.

Report of Independent Registered Public Accounting Firm

TO THE BOARD OF TRUSTEES OF AMG FUNDS, AMG FUNDS II, AND AMG Funds III AND SHAREHOLDERS OF AMG GW&K ENHANCED CORE BOND ESG FUND, AMG GW&K GLOBAL ALLOCATION FUND, AMG GW&K HIGH INCOME FUND, AMG GW&K MUNICIPAL BOND FUND, AMG GW&K MUNICIPAL ENHANCED YIELD FUND, AMG GW&K SMALL CAP CORE FUND AMG GW&K SMALL/MID CAP FUND AND AMG GW&K SMALL CAP VALUE FUND

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of portfolio investments, of AMG GW&K Enhanced Core Bond ESG Fund, AMG GW&K Global Allocation Fund (formerly AMG Chicago Equity Partners Balanced Fund) (two of the funds constituting AMG Funds II), AMG GW&K High Income Fund (formerly AMG Managers Global Income Opportunity Fund) (one of the funds constituting AMG Funds III), AMG GW&K Municipal Bond Fund, AMG GW&K Municipal Enhanced Yield Fund, AMG GW&K Small Cap Core Fund, AMG GW&K Small/Mid Cap Fund and AMG GW&K Small Cap Value Fund (formerly AMG Skyline Special Equities Fund) (five of the funds constituting AMG Funds) (collectively referred to hereafter as the “Funds”) as of December 31, 2020, the related statements of operations for the year ended December 31, 2020, the statement of changes in net assets for each of the two years in the period ended December 31, 2020, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, each of the Funds’ financial statements present fairly, in all material respects, the financial position of the Funds as of December 31, 2020, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended December 31, 2020, and each of the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2020, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

February 23, 2021

We have served as the auditor of one or more investment companies in AMG Funds Family since 1993.

Other Information (unaudited)

TAX INFORMATION

The Funds each hereby designate the maximum amount allowable of its net taxable income as qualified dividends as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003. The 2020 Form 1099-DIV you receive for each Fund will show the tax status of all distributions paid to you during the year.

Pursuant to section 852 of the Internal Revenue Code, AMG GW&K Enhanced Core Bond ESG Fund, AMG GW&K High Income Fund, AMG GW&K Municipal Bond Fund, AMG GW&K Municipal Enhanced Yield Fund, AMG GW&K Global Allocation Fund, AMG GW&K Small Cap Core Fund, AMG Small/Mid Cap Fund, and AMG GW&K Small Cap Value Fund each hereby designate $0, $460,580, $3,524,571, $2,730,802, $4,990,089, $10,672,469, $23,549 and $111,263,992, respectively, as a capital gain distribution with respect to the taxable year ended December 31, 2020, or if subsequently determined to be different, the net capital gains of such fiscal year.

AMG Funds
Trustees and Officers

The Trustees and Officers of the Trust, their business addresses, principal occupations for the past five years and ages are listed below. The Trustees provide broad supervision over the affairs of the Trust and the Funds. The Trustees are experienced executives who meet periodically throughout the year to oversee the Funds’ activities, review contractual arrangements with companies that provide services to the Funds, and review the Funds’ performance. Unless otherwise noted, the address of each Trustee or Officer is the address of the Trust: One Stamford Plaza, 263 Tresser Blvd, Suite 949, Stamford, Connecticut 06901.

There is no stated term of office for Trustees. Trustees serve until their resignation, retirement or removal in accordance with the Trust’s organizational documents and policies adopted by the Board from time to time. The Chairman of the Trustees, President, Treasurer and Secretary of the Trust are elected by the Trustees annually. Other officers hold office at the pleasure of the Trustees.

Independent Trustees

The following Trustees are not “interested persons” of the Trust within the meaning of the 1940 Act:

Number of Funds Overseen in Fund Complex	Name, Age, Principal Occupation(s) During Past 5 Years and Other Directorships Held by Trustee
● Trustee since 2012 ● Oversees 49 Funds in Fund Complex	Bruce B. Bingham, 72 Partner, Hamilton Partners (real estate development firm) (1987-2020); Director of The Yacktman Funds (2 portfolios) (2000-2012).
● Trustee since 2003 ● Oversees 52 Funds in Fund Complex	Kurt A. Keilhacker, 57
Managing Partner, TechFund Capital (1997-Present); Managing Partner, TechFund Europe (2000-Present); Managing Partner, Elementum Ventures (2013-Present); Director, MetricStory, Inc. (2017-Present); Trustee, Wheaton College (2018-Present); Trustee, Gordon College (2001-2016); Trustee, Board Member, 6wind SA, (2002-2019).
● Trustee since 2000 ● Oversees 49 Funds in Fund Complex	Steven J. Paggioli, 70
Independent Consultant (2002-Present); Trustee, Professionally Managed Portfolios (28 portfolios); Advisory Board Member, Sustainable Growth Advisors, LP; Independent Director, Muzinich BDC, Inc. (business development company) (2019-Present); Director, The Wadsworth Group; Independent Director, Chase Investment Counsel(2008–2019); Executive Vice President, Secretary and Director, Investment Company Administration, LLC and First Fund Distributors, INC. (1990-2001).
● Trustee since 2013 ● Oversees 49 Funds in Fund Complex

Richard F. Powers III, 75

Adjunct Professor, U.S. Naval War College (2016-Present); Adjunct Professor, Boston College (2011-2015); Director, Ameriprise Financial Inc. (2005-2009); President and CEO of Van Kampen Investments Inc. (1998-2003); President, Morgan Stanley Client Group (2000-2002); Executive

Vice President and Chief Marketing Officer of the Morgan Stanley Individual Investor Group (1984-1998).

● Independent Chairman ● Trustee since 2000 ● Oversees 52 Funds in Fund Complex	Eric Rakowski, 62
Professor of Law, University of California at Berkeley School of Law (1990-Present); Tax Attorney at Davis Polk & Wardwell and clerked for Judge Harry T. Edwards of the U.S. Court of Appeals for the District of Columbia Circuit and for Justice William J. Brennan Jr. of the U.S. Supreme Court; Director of Harding, Loevner Funds, Inc. (9 portfolios); Trustee of Third Avenue Trust (3 portfolios) (2002-2019); Trustee of Third Avenue Variable Trust (1 portfolio) (2002-2019).
● Trustee since 2013 ● Oversees 52 Funds in Fund Complex	Victoria L. Sassine, 55
Adjunct Professor, Babson College (2007–Present); Director, Board of Directors, PRG Group (2017-Present); CEO, Founder, Scale Smarter Partners, LLC (2018-Present); Adviser, EVOFEM Biosciences (2019-Present); Teaching Fellow, Goldman Sachs 10,000 Small Business Initiative (2010-Present); Chairperson of the Board of Directors of Business Management Associates (2018 to 2019).
● Trustee since 2004 - AMG Funds ● Trustee since 2000 - AMG Funds II ● Oversees 49 Funds in Fund Complex	Thomas R. Schneeweis, 73
Professor Emeritus, University of Massachusetts (2013-Present); President, TRS Associates (1982-Present); Board Member, Chartered Alternative Investment Association (“CAIA”) (2002-Present); Director, CAIA Foundation (2010-2019); Director, Institute for Global Asset and Risk Management (Education) (2010-Present); Co-Owner, Quantitative Investment Technologies (2014-Present); Co-Owner, Yes Wealth Management (2018-Present); Director of Research, Yes Wealth Management (2018-Present); Partner, S Capital Wealth Advisors (2015-2018); Partner, S Capital Management, LLC (2007-2015); President, Alternative Investment Analytics, LLC, (formerly Schneeweis Partners, LLC) (2001-2013); Finance Professor, University of Massachusetts (1977-2013).

AMG Funds
Trustees and Officers (continued)

Interested Trustees

Each Trustee in the following table is an “interested person” of the Trust within the meaning of the 1940 Act. Ms. Carsman is an interested person of the Trust within the meaning of the 1940 Act by virtue of her position with, and interest in securities of, AMG.

Number of Funds Overseen in
Fund Complex	Name, Age, Principal Occupation(s) During Past 5 Years and Other Directorships Held by Trustee
● Trustee since 2011 ● Oversees 52 Funds in Fund Complex	Christine C. Carsman, 68
Senior Policy Advisor, Affiliated Managers Group, Inc. (2019-Present); Chair of the Board of Directors, AMG Funds plc (2015-2018); Director, AMG Funds plc (2010-2018); Executive Vice President, Deputy General Counsel and Chief Regulatory Counsel, Affiliated Managers Group, Inc. (2017-2018); Senior Vice President and Deputy General Counsel, Affiliated Managers Group, Inc. (2011-2016); Senior Vice President and Chief Regulatory Counsel, Affiliated Managers Group, Inc. (2007-2011); Vice President and Chief Regulatory Counsel, Affiliated Managers Group, Inc. (2004-2007); Senior Counsel, Vice President and Director of Operational Risk Management and Compliance, Wellington Management Company, LLP (1995-2004); Director of Harding, Loevner Funds, Inc. (9 portfolios) (2017-Present); Secretary and Chief Legal Officer, AMG Funds, AMG Funds I, AMG Funds II and AMG Funds III (2004-2011).

Officers
Position(s) Held with Fund and Length of Time Served	Name, Age, Principal Occupation(s) During Past 5 Years
● President since 2018 ● Principal Executive Officer since 2018 ● Chief Executive Officer since 2018 ● Chief Operating Officer since 2007	Keitha L. Kinne, 62
Chief Operating Officer, AMG Funds LLC (2007-Present); Chief Investment Officer, AMG Funds LLC (2008-Present); President and Principal, AMG Distributors, Inc. (2018-Present); Chief Operating Officer, AMG Distributors, Inc. (2007-Present); President, Chief Executive Officer and Principal Executive Officer, AMG Funds, AMG Funds I, AMG Funds II, AMG Funds III and AMG Funds IV (2018-Present); Chief Operating Officer, AMG Funds, AMG Funds I, AMG Funds II, and AMG Funds III (2007-Present); Chief Operating Officer, AMG Funds IV (2016-Present); Chief Operating Officer and Chief Investment Officer, Aston Asset Management, LLC (2016); President and Principal Executive Officer, AMG Funds, AMG Funds I, AMG Funds II and AMG Funds III (2012-2014); Managing Partner, AMG Funds LLC (2007-2014); President and Principal, AMG Distributors, Inc. (2012-2014); Managing Director, Legg Mason & Co., LLC (2006-2007); Managing Director, Citigroup Asset Management (2004-2006).
● Secretary since 2015 ● Chief Legal Officer since 2015	Mark J. Duggan, 55
Senior Vice President and Senior Counsel, AMG Funds LLC (2015-Present); Secretary and Chief Legal Officer, AMG Funds, AMG Funds I, AMG Funds II, AMG Funds III and AMG Funds IV (2015-Present); Attorney, K&L Gates, LLP (2009-2015).
● Chief Financial Officer since 2017 ● Treasurer since 2017 ● Principal Financial Officer since 2017 ● Principal Accounting Officer since 2017	Thomas G. Disbrow, 54
Vice President, Mutual Fund Treasurer & CFO, AMG Funds, AMG Funds LLC (2017-Present); Chief Financial Officer, Principal Financial Officer, Treasurer and Principal Accounting Officer, AMG Funds, AMG Funds I, AMG Funds II, AMG Funds III and AMG Funds IV (2017-Present); Managing Director - Global Head of Traditional Funds Product Control, UBS Asset Management (Americas), Inc. (2015-2017); Managing Director - Head of North American Funds Treasury, UBS Asset Management (Americas), Inc. (2011-2015).
● Deputy Treasurer since 2017	John A. Starace, 50
Director, Mutual Fund Accounting, AMG Funds LLC (2017-Present); Vice President, Deputy Treasurer of Mutual Funds Services, AMG Funds LLC (2014-2017); Deputy Treasurer, AMG Funds, AMG Funds I, AMG Funds II, AMG Funds III and AMG Funds IV (2017-Present); Vice President, Citi Hedge Fund Services (2010-2014); Audit Senior Manager (2005-2010) and Audit Manager (2001-2005), Deloitte & Touche LLP.
● Chief Compliance Officer since 2019	Patrick J. Spellman, 46
Vice President, Chief Compliance Officer, AMG Funds LLC (2017-Present); Chief Compliance Officer and Sarbanes-Oxley Code of Ethics Compliance Officer, AMG Funds, AMG Funds I, AMG Funds II, AMG Funds III and AMG Funds IV (2019-Present); Chief Compliance Officer, AMG Distributors, Inc., (2010-Present); Senior Vice President, Chief Compliance Officer, AMG Funds LLC (2011-2017); Anti-Money Laundering Compliance Officer, AMG Funds, AMG Funds I, AMG Funds II, and AMG Funds III (2014-2019); Anti-Money Laundering Officer, AMG Funds IV, (2016-2019); Compliance Manager, Legal and Compliance, Affiliated Managers Group, Inc. (2005-2011).
● Assistant Secretary since 2016	Maureen A. Meredith, 35
Vice President, Counsel, AMG Funds LLC (2019-Present); Director, Counsel, AMG Funds LLC (2017-2018); Vice President, Counsel, AMG Funds LLC (2015-2017); Assistant Secretary, AMG Funds, AMG Funds I, AMG Funds II, AMG Funds III and AMG Funds IV (2016-Present); Associate, Ropes & Gray LLP (2011-2015); Law Fellow, Massachusetts Appleseed Center for Law and Justice (2010-2011).
● Anti-Money Laundering Compliance Officer since 2019	Hector D. Roman, 43
Director, Legal and Compliance, AMG Funds LLC (2020-Present); Manager, Legal and Compliance, AMG Funds LLC (2017-2019); Director of Compliance, Morgan Stanley Investment Management (2015-2017); Senior Advisory, PricewaterhouseCoopers LLP (2014-2015); Risk Manager, Barclays Investment Bank (2008-2014); Anti-Money Laundering Compliance Officer, AMG Funds, AMG Funds I, AMG Funds II, AMG Funds III and AMG Funds IV (2019-Present).

Approval of Subadvisory Agreements

AMG Managers Skyline Special Equities Fund: Approval of Subadvisory Agreements on December 3, 2020

At a telephonic meeting held on December 3, 2020[1], the Board of Trustees (the “Board” or the “Trustees”), and separately a majority of the Trustees who are not “interested persons” of AMG Funds (the “Trust”) (the “Independent Trustees”), unanimously voted to approve the interim subadvisory agreement between AMG Funds LLC (the “Investment Manager”) and GW&K Investment Management, LLC (“GW&K”) with respect to AMG Managers Skyline Special Equities Fund (the “Fund”) (the “Interim Subadvisory Agreement”), the new subadvisory agreement between the Investment Manager and GW&K with respect to the Fund (the “New Subadvisory Agreement” and together with the Interim Subadvisory Agreement, the “Agreements”), and the presentation of the New Subadvisory Agreement for shareholder approval at a special meeting to be held for such purpose. The Independent Trustees were separately represented by independent legal counsel in their consideration of the Agreements.

In considering the Agreements, the Trustees considered the information relating to the Fund and GW&K provided to them in connection with the meeting on December 3, 2020 and other meetings of the Board throughout the last twelve months, as well as in prior years. In considering the Agreements, the Trustees also considered information relating to the eleven other funds that GW&K sub-advises in the AMG Funds Family of Funds, which, as of December 3, 2020, consisted of 49 funds (the “AMG Funds Complex”). Prior to voting, the Independent Trustees: (a) reviewed the foregoing information; (b) received materials from their independent legal counsel discussing the legal standards applicable to their consideration of the Agreements; and (c) met with their independent legal counsel in a private session at which no representatives of management were present.

NATURE, EXTENT AND QUALITY OF SERVICES

In considering the nature, extent and quality of the services to be provided by GW&K, the Trustees reviewed information relating to GW&K’s financial condition, operations and personnel and the investment philosophy, strategies and techniques (the “Investment Strategy”) that are intended to be used by GW&K in managing the Fund. Among other things, at this meeting and/or prior meetings, the Trustees reviewed information on portfolio management and other professional staff, information regarding GW&K’s organizational and management structure, GW&K’s compliance policies and procedures, and GW&K’s brokerage policies and practices. The Trustees considered specific information provided regarding the experience of the individuals at GW&K that are expected to have portfolio management responsibility for the Fund. The Trustees noted that one proposed portfolio manager joined GW&K in 2005 and the other proposed portfolio manager joined GW&K in 2008. The Trustees further noted that one of the proposed portfolio managers serves as co-portfolio manager on other funds subadvised by GW&K in the AMG Funds Complex. In the course of their deliberations, the Trustees evaluated, among other things: (a) the expected services to be rendered by GW&K to the Fund; (b) the qualifications and experience of GW&K’s personnel; and (c) GW&K’s compliance program. The Trustees additionally considered GW&K’s risk management processes. The Trustees also took into account the financial condition of GW&K with respect to its ability to provide the services required under the Agreements and noted that, as of September 30, 2020, GW&K managed approximately $47 billion in assets.

PERFORMANCE

Because GW&K was proposing to manage the Fund with its small cap value investment strategy, the Trustees noted that they could not draw any conclusions regarding the performance of the Fund. The Trustees, however, considered the performance of GW&K with respect to its Small Cap Value Composite. The Trustees further considered the performance of the other funds in the AMG Funds Complex sub-advised by GW&K.

SUBADVISORY FEES, PROFITABILITY AND ECONOMIES OF SCALE

The Trustees noted that the Investment Manager, and not the Fund, is responsible for paying the fees charged by GW&K. In considering the anticipated profitability of GW&K with respect to the provision of subadvisory services to the Fund, the Trustees considered information regarding GW&K’s organization, management and financial stability. The Trustees noted that, because GW&K is an affiliate of the Investment Manager, a portion of GW&K’s revenues or anticipated profits might be shared directly or indirectly with the Investment Manager. The Trustees also noted that the subadvisory fee rate to be paid to GW&K under each Agreement was lower than the rate paid to Skyline Asset Management, L.P. (“Skyline”) under the former subadvisory agreement between the Investment Manager and Skyline with respect to the Fund.

The Board took into account management’s discussion of the proposed subadvisory fee structure, and the services GW&K is expected to provide in performing its functions under the Agreements. The Trustees also were provided, in advance of their June 25, 2020 meeting, with the profitability of GW&K with respect to the other funds it sub-advises in the AMG Funds Complex. Based on the foregoing, the Trustees concluded that the profitability to GW&K is expected to be reasonable and that GW&K is not expected to realize material benefits from economies of scale that would warrant adjustments to the subadvisory fees at this time. Also with respect to economies of scale, the Trustees noted that as the Fund’s assets increase over time, the Fund may realize other economies of scale to the extent the increase in assets is proportionally greater than the increase in certain other expenses.

In addition, the Trustees considered other potential benefits of the subadvisory relationship to GW&K, including, among others, the potential broadening of GW&K’s small cap value investment capabilities, as well as the indirect benefits that GW&K may receive from GW&K’s relationship with the Fund, including any so-called “fallout benefits” to GW&K, such as reputational value derived from GW&K serving as subadviser to the Fund, which bears GW&K’s name. Taking into account all of the foregoing, the Trustees concluded that, in light of the nature, extent and quality of the services to be provided by GW&K, and the other considerations noted above with respect to GW&K, the Fund’s subadvisory fees are reasonable.

*   *   *    *

After consideration of the foregoing, the Trustees reached the following conclusions (in addition to the conclusions discussed above) regarding each Agreement: (a) GW&K has demonstrated that it possesses the capability and resources to perform the duties required of it under each Agreement; (b) GW&K’s Investment Strategy is appropriate for pursuing the Fund’s investment objectives; (c) GW&K is reasonably likely to execute its investment strategy consistently over time; and (d) GW&K maintains appropriate compliance programs.

Based on all of the above-mentioned factors and their related conclusions, with no single factor or conclusion being determinative and with each Trustee not necessarily attributing the same weight to each factor, the Trustees concluded that approval of each Agreement would be in the best interests of the Fund and its shareholders. Accordingly, on December 3, 2020, the Trustees, and separately a majority of the Independent Trustees, unanimously voted to approve each Agreement.

Approval of Subadvisory Agreements (continued)

AMG Managers Global Income Opportunity Fund: Approval of Subadvisory Agreements on December 3, 2020

At a telephonic meeting held on December 3, 2020[1], the Board of Trustees (the “Board” or the “Trustees”), and separately a majority of the Trustees who are not “interested persons” of AMG Funds III (the “Trust”) (the “Independent Trustees”), unanimously voted to approve the interim subadvisory agreement between AMG Funds LLC (the “Investment Manager”) and GW&K Investment Management, LLC (“GW&K”) with respect to AMG Managers Global Income Opportunity Fund (the “Fund”) (the “Interim Subadvisory Agreement”), the new subadvisory agreement between the Investment Manager and GW&K with respect to the Fund (the “New Subadvisory Agreement” and together with the Interim Subadvisory Agreement, the “Agreements”), and the presentation of the New Subadvisory Agreement for shareholder approval at a special meeting to be held for such purpose. The Independent Trustees were separately represented by independent legal counsel in their consideration of the Agreements.

In considering the Agreements, the Trustees considered the information relating to the Fund and GW&K provided to them in connection with the meeting on December 3, 2020 and other meetings of the Board throughout the last twelve months, as well as in prior years. In considering the Agreements, the Trustees also considered information relating to the eleven other funds that GW&K sub-advises in the AMG Funds Family of Funds, which, as of December 3, 2020, consisted of 49 funds (the “AMG Funds Complex”). Prior to voting, the Independent Trustees: (a) reviewed the foregoing information; (b) received materials from their independent legal counsel discussing the legal standards applicable to their consideration of the Agreements; and (c) met with their independent legal counsel in a private session at which no representatives of management were present.

NATURE, EXTENT AND QUALITY OF SERVICES

In considering the nature, extent and quality of the services to be provided by GW&K, the Trustees reviewed information relating to GW&K’s financial condition, operations and personnel and the investment philosophy, strategies and techniques (the “Investment Strategy”) that are intended to be used by GW&K in managing the Fund. Among other things, at this meeting and/or prior meetings, the Trustees reviewed information on portfolio management and other professional staff, information regarding GW&K’s organizational and management structure, GW&K’s compliance policies and procedures, and GW&K’s brokerage policies and practices. The Trustees considered specific information provided regarding the experience of the individuals at GW&K that are expected to have portfolio management responsibility for the Fund. The Trustees noted that one proposed portfolio manager joined GW&K in 2005, and one proposed portfolio manager joined GW&K in 2013. The Trustees further noted that one of the proposed portfolio managers serves as a portfolio manager on other funds subadvised by GW&K in the AMG Funds Complex. In the course of their deliberations, the Trustees evaluated, among other things: (a) the expected services to be rendered by GW&K to the Fund; (b) the qualifications and experience of GW&K’s personnel; and (c) GW&K’s compliance program. The Trustees additionally considered GW&K’s risk management processes. The Trustees also took into account the financial condition of GW&K with respect to its ability to provide the services required under the Agreements and noted that, as of September 30, 2020, GW&K managed approximately $47 billion in assets.

PERFORMANCE

Because GW&K was proposing to manage the Fund with its high income investment strategy, the Trustees noted that they could not draw any conclusions regarding the performance of the Fund. The Trustees, however, considered the performance of GW&K with respect to its Short Term Focused High Income Composite. The Trustees further considered the performance of the other funds in the AMG Funds Complex sub-advised by GW&K.

SUBADVISORY FEES, PROFITABILITY AND ECONOMIES OF SCALE

The Trustees noted that the Investment Manager, and not the Fund, is responsible for paying the fees charged by GW&K. In considering the anticipated profitability of GW&K with respect to the provision of subadvisory services to the Fund, the Trustees considered information regarding GW&K’s organization, management and financial stability. The Trustees noted that, because GW&K is an affiliate of the Investment Manager, a portion of GW&K’s revenues or anticipated profits might be shared directly or indirectly with the Investment Manager. The Trustees also noted that the subadvisory fee rate to be paid to GW&K under each Agreement was lower than the rate paid to Loomis, Sayles & Company, L.P. (“Loomis”) under the former subadvisory agreement between the Investment Managers and Loomis with respect to the Fund.

The Board took into account management’s discussion of the proposed subadvisory fee structure, and the services GW&K is expected to provide in performing its functions under the Agreements. The Trustees also were provided, in advance of their June 25, 2020 meeting, with the profitability of GW&K with respect to the other funds it sub-advises in the AMG Funds Complex. Based on the foregoing, the Trustees concluded that the profitability to GW&K is expected to be reasonable and that GW&K is not expected to realize material benefits from economies of scale that would warrant adjustments to the subadvisory fees at this time. Also with respect to economies of scale, the Trustees noted that as the Fund’s assets increase over time, the Fund may realize other economies of scale to the extent the increase in assets is proportionally greater than the increase in certain other expenses.

In addition, the Trustees considered other potential benefits of the subadvisory relationship to GW&K, including, among others, the potential broadening of GW&K’s short term high income investment capabilities, as well as the indirect benefits that GW&K may receive from GW&K’s relationship with the Fund, including any so-called “fallout benefits” to GW&K, such as reputational value derived from GW&K serving as subadviser to the Fund, which bears GW&K’s name. Taking into account all of the foregoing, the Trustees concluded that, in light of the nature, extent and quality of the services to be provided by GW&K, and the other considerations noted above with respect to GW&K, the Fund’s subadvisory fees are reasonable.

*   *   *    *

After consideration of the foregoing, the Trustees reached the following conclusions (in addition to the conclusions discussed above) regarding each Agreement: (a) GW&K has demonstrated that it possesses the capability and resources to perform the duties required of it under each Agreement; (b) GW&K’s Investment Strategy is appropriate for pursuing the Fund’s investment objectives; (c) GW&K is reasonably likely to execute its investment strategy consistently over time; and (d) GW&K maintains appropriate compliance programs.

Based on all of the above-mentioned factors and their related conclusions, with no single factor or conclusion being determinative and with each Trustee not necessarily attributing the same weight to each factor, the Trustees concluded that approval of each Agreement would be in the best interests of the Fund and its shareholders. Accordingly, on

Approval of Subadvisory Agreements (continued)

December 3, 2020, the Trustees, and separately a majority of the Independent Trustees, unanimously voted to approve each Agreement.

[1] The Trustees determined that the conditions surrounding the COVID-19 virus constituted unforeseen or emergency circumstances and that reliance on the Securities and Exchange

Commission’s (“SEC”) exemptive order, which provides relief from the in-person voting requirements of the 1940 Act in certain circumstances (the “In-Person Relief”), was necessary or appropriate due to the circumstances related to current or potential effects of COVID-19. The Trustees unanimously wished to rely on the In-Person Relief with respect to the approval of those matters on the	agenda for the December 3, 2020 meeting that would otherwise require in-person votes under the 1940 Act. See Investment Company Release No. 33897 (June 19, 2020). This exemptive order supersedes, in part, a similar, earlier exemptive order issued by the SEC (Investment Company Release No. 33824 (March 25, 2020)).

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INVESTMENT MANAGER AND ADMINISTRATOR

AMG Funds LLC

One Stamford Plaza

263 Tresser Blvd, Suite 949

Stamford, CT 06901

800.548.4539

DISTRIBUTOR

AMG Distributors, Inc.

One Stamford Plaza

263 Tresser Blvd, Suite 949

Stamford, CT 06901

800.548.4539

SUBADVISER

GW&K Investment Management, LLC

222 Berkeley St.

Boston, MA 02116

CUSTODIAN

The Bank of New York Mellon

111 Sanders Creek Parkway

East Syracuse, NY 13057

LEGAL COUNSEL

Ropes & Gray LLP

Prudential Tower, 800 Boylston Street

Boston, MA 02199-3600

TRANSFER AGENT

BNY Mellon Investment Servicing (US) Inc.

Attn: AMG Funds

4400 Computer Drive

Westborough, MA 01581

800.548.4539

This report is prepared for the Funds’ shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by an effective prospectus. To receive a free copy of the prospectus or Statement of Additional Information, which includes additional information about Fund Trustees, please contact us by calling 800.548.4539. Distributed by AMG Distributors, Inc., member FINRA/SIPC.

Current net asset values per share for each Fund are available on the Funds’ website at amgfunds.com.

A description of the policies and procedures each Fund uses to vote its proxies is available: (i) without charge, upon request, by calling 800.548.4539, or (ii) on the Securities and Exchange Commission’s (SEC) website at sec.gov. For information regarding each Fund’s proxy voting record for the 12-month period ended June 30, call 800.548.4539 or visit the SEC website at sec.gov.

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to their reports on Form N-PORT. The Funds’ portfolio holdings on Form N-PORT are available on the SEC’s website at sec.gov and the Fund’s website at amgfunds.com. To review a complete list of the Funds’ portfolio holdings, or to view the most recent semi-annual report or annual report, please visit amgfunds.com.

amgfunds.com

AFFILIATE SUBADVISED FUNDS	AMG TimesSquare Emerging Markets Small Cap	AMG Managers Emerging Opportunities
	AMG TimesSquare Global Small Cap	WEDGE Capital Management L.L.P.
BALANCED FUNDS	AMG TimesSquare International Small Cap	Next Century Growth Investors LLC
AMG GW&K Global Allocation	AMG TimesSquare Mid Cap Growth	RBC Global Asset Management (U.S.) Inc.
GW&K Investment Management, LLC	AMG TimesSquare Small Cap Growth	AMG Managers Fairpointe Mid Cap
	TimesSquare Capital Management, LLC	Fairpointe Capital LLC
AMG FQ Global Risk-Balanced
First Quadrant, L.P.	AMG Yacktman	AMG Managers LMCG Small Cap Growth
	AMG Yacktman Focused	LMCG Investments, LLC
EQUITY FUNDS	AMG Yacktman Focused Fund - Security Selection
AMG FQ Tax-Managed U.S. Equity	Only	AMG Managers Montag & Caldwell Growth
AMG FQ Long-Short Equity	AMG Yacktman Special Opportunities	Montag & Caldwell, LLC
First Quadrant, L.P.	Yacktman Asset Management LP	AMG Managers Pictet International

AMG Frontier Small Cap Growth	FIXED INCOME FUNDS	Pictet Asset Management Limited
Frontier Capital Management Co., LLC	AMG GW&K Core Bond ESG	AMG Managers Silvercrest Small Cap
AMG GW&K Small Cap Core	AMG GW&K Enhanced Core Bond ESG	Silvercrest Asset Management Group LLC
AMG GW&K Small Cap Value	AMG GW&K High Income	AMG Managers Special Equity
AMG GW&K Small/Mid Cap	AMG GW&K Municipal Bond	Ranger Investment Management, L.P.
AMG GW&K Mid Cap	AMG GW&K Municipal Enhanced Yield	Lord, Abbett & Co. LLC
AMG GW&K Emerging Markets Equity	GW&K Investment Management, LLC	Smith Asset Management Group, L.P.
AMG GW&K Emerging Wealth Equity		Federated MDTA LLC
AMG GW&K International Small Cap	OPEN-ARCHITECTURE FUNDS
GW&K Investment Management, LLC		FIXED INCOME FUNDS
	EQUITY FUNDS	AMG Managers DoubleLine Core Plus Bond
AMG Renaissance Large Cap Growth	AMG Managers Brandywine	DoubleLine Capital LP
The Renaissance Group LLC	AMG Managers Brandywine Blue
	Friess Associates, LLC	AMG Managers Loomis Sayles Bond
AMG River Road Dividend All Cap Value		Loomis, Sayles & Company, L.P.
AMG River Road Focused Absolute Value	AMG Managers CenterSquare Real Estate
AMG River Road Long-Short	CenterSquare Investment Management LLC
AMG River Road Small-Mid Cap Value
AMG River Road Small Cap Value
River Road Asset Management, LLC

amgfunds.com	123120	AR019

Item 2.	CODE OF ETHICS

Registrant has adopted a Code of Ethics. See attached Exhibit (a)(1).

Item 3.	AUDIT COMMITTEE FINANCIAL EXPERT

Registrant’s Board of Trustees has determined that independent Trustee Mr. Steven J. Paggioli qualifies as an Audit Committee Financial Expert. Mr. Paggioli is “independent” as such term is defined in Form N-CSR.

Item 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

(a)	Audit Fees

The aggregate fees billed by the Funds’ independent registered public accounting firm, PricewaterhouseCoopers LLP (“PwC”), to the Funds for the Funds’ two most recent fiscal years for professional services rendered for audits of annual financial statements, or services that are normally provided in connection with statutory and regulatory filings or engagements (“Audit Fees”) were as follows:

Fund - AMG Funds III	Fiscal 2020	Fiscal 2019
AMG Managers Special Equity Fund	$25,105	$23,678
AMG Managers Loomis Sayles Bond Fund	$54,098	$47,310
AMG GW&K High Income Fund	$35,892	$33,930

(b)	Audit-Related Fees

There were no fees billed by PwC to the Funds in their two recent fiscal years for services rendered for assurance and related services that are reasonably related to the performance of the audit or review of the Fund’s financial statements, but are not reported as Audit Fees (“Audit-Related Fees”).

For the Funds’ two most recent fiscal years, there were no Audit-Related Fees billed by PwC for engagements related directly to the operations and financial reporting of one or more Funds by a Fund Service Provider. A Fund Service Provider is (a) any investment adviser to the Fund (not including any Subadvisor whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) or (b) any entity that provides ongoing services to the Fund and is controlling, controlled by or under common control with a Fund investment adviser described in (a).

(c)	Tax Fees

The aggregate fees billed by PwC to the Funds for the two most recent fiscal years for professional services rendered for tax compliance, tax advice, and tax planning (“Tax Fees”) were as follows:

Fund - AMG Funds III	Fiscal 2020	Fiscal 2019
AMG Managers Special Equity Fund	$6,250	$6,250
AMG Managers Loomis Sayles Bond Fund	$8,400	$8,400
AMG GW&K High Income Fund	$8,400	$8,400

For the Funds’ two most recent fiscal years, Tax Fees billed by PwC for engagements by Fund Service Providers that related directly to the operations and financial reporting of the Funds were $0 for fiscal 2020 and $0 for fiscal 2019, respectively.

The services for which Tax Fees were charged comprise all services performed by professional staff in PwC’s tax division except those services related to the audit. Typically, this category would include fees for tax compliance, tax planning, and tax advice. Tax compliance, tax advice, and tax planning services include preparation of original and amended tax returns, claims for refund and tax payment-planning services, assistance with tax audits and appeals, tax advice related to mergers and acquisitions and requests for rulings or technical advice from taxing authorities.

(d)	All Other Fees

There were no other fees billed by PwC to the Funds for all other non-audit services (“Other Fees”) during the Funds’ two most recent fiscal years. During the same period, there were no Other Fees billed by PwC for engagements by Fund Service Providers that related directly to the operations and financial reporting of the Funds.

(e)(1) According to policies adopted by the Audit Committee, services provided by PwC to the Funds must be pre-approved by the Audit Committee. On an annual basis, the Audit Committee reviews and pre-approves various types of services that PwC may perform for the Funds without specific approval of each engagement, subject to specified budget limitations. As contemplated by the Sarbanes-Oxley Act of 2002 and related SEC rules, the Audit Committee also pre-approves non-audit services provided by PwC to any Fund Service Provider for any engagement that relates directly to the operations and financial reporting of the Funds. Any engagement that is not already pre-approved or that will exceed a pre-approved budget must be submitted to the Audit Committee for pre-approval. The Chairman of the Audit Committee is authorized on behalf of the Board of Trustees and the Audit Committee to approve the engagement of PwC to perform non-audit services subject to certain conditions, including notification to the Audit Committee of such pre-approval not later than the next meeting of the Audit Committee following the date of such pre-approval.

(e)(2) None.

(f) Not applicable.

(g) The aggregate fees billed by PwC in 2020 and 2019 for non-audit services rendered to the Funds and Fund Service Providers were $72,550 and $72,550, respectively. For the fiscal year ended December 31, 2020, this amount reflects the amounts disclosed above in Item 4(b),(c),(d), plus $49,500 in fees billed to the Fund Service Providers for non-audit services that did not relate directly to the operations and financial reporting of the Funds. For the fiscal year ended December 31, 2019, this amount reflects the amounts disclosed above in Item 4(b),(c),(d), plus $49,500 in fees billed to the Fund Service Providers for non-audit services that did not relate directly to the operations and financial reporting of the Funds.

(h) The Trust’s Audit Committee has considered whether the provision of non-audit services by registrant’s independent registered public accounting firm to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provided ongoing services to the registrant that were not pre-approved by the Committee (because such services did not relate directly to the operations and financial reporting of the registrant) was compatible with maintaining the independence of the independent registered public accounting firm.

Item 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable.

Item 6.	SCHEDULE OF INVESTMENTS

The schedule of investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

Item 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

Item 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

Item 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANIES AND AFFILIATED PURCHASERS

Not applicable.

Item 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

Not applicable.

Item 11.	CONTROLS AND PROCEDURES

(a) The Registrant’s principal executive and principal financial officers have concluded, based on their evaluation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing of this report, that the Registrant’s disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant’s management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no changes in the Registrant’s internal control over financial reporting during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the internal control over financial reporting.

Item 12.	DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

Item 13.	EXHIBITS

(a)(1)	Any Code of Ethics or amendments hereto. Filed herewith.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 - Filed herewith.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 - Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

AMG FUNDS III

By:	/s/ Keitha L. Kinne
Keitha L. Kinne, Principal Executive Officer

Date: March 4, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Keitha L. Kinne
Keitha L. Kinne, Principal Executive Officer

Date: March 4, 2021

By:	/s/ Thomas Disbrow
Thomas Disbrow, Principal Financial Officer

Date: March 4, 2021